UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347

GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA 02110
(Address of principal executive offices) (Zip code)

Sheppard N. Burnett, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/17

Date of reporting period: 11/30/16

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the period ended November 30, 2016 are filed herewith.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 93.1%

	U.S. Government — 93.1%
73,885,912	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/24 (a)	72,619,138
211,228,283	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (a)	207,943,683
57,160,649	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (a)	65,825,231
169,196,046	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	168,550,732
94,064,915	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	95,242,608
18,536,412	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26 (a)	20,965,590
84,497,368	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (a)	82,005,710
115,432,030	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (a)	135,919,600
65,152,738	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	73,109,516
147,614,605	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	179,022,122
12,188,384	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	16,769,973
35,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	35,031,430
80,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	79,778,160
45,000,000	U.S. Treasury Note, 0.75%, due 04/15/18	44,838,270
20,000,000	U.S. Treasury Note, 2.63%, due 04/30/18	20,450,000
12,500,000	U.S. Treasury Note, 1.00%, due 05/15/18	12,495,113
12,500,000	U.S. Treasury Note, 1.38%, due 07/31/18	12,562,500
20,000,000	U.S. Treasury Note, 1.38%, due 09/30/18	20,092,180
40,000,000	U.S. Treasury Note, 0.75%, due 10/31/18	39,715,640
30,000,000	U.S. Treasury Note, 1.00%, due 11/30/18	29,927,340
60,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	60,426,540
20,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	19,817,180
20,000,000	U.S. Treasury Note, 1.50%, due 02/28/19	20,135,160
12,500,000	U.S. Treasury Note, 0.88%, due 04/15/19	12,395,025
20,000,000	U.S. Treasury Note, 3.13%, due 05/15/19	20,892,180
25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19	25,208,000
50,000,000	U.S. Treasury Note, 3.63%, due 08/15/19	53,042,950
37,500,000	U.S. Treasury Note, 1.00%, due 09/30/19	37,117,688
27,500,000	U.S. Treasury Note, 1.25%, due 10/31/19 (b)	27,399,020
72,500,000	U.S. Treasury Note, 1.50%, due 10/31/19	72,712,425
35,000,000	U.S. Treasury Note, USBM + 0.19%, 0.68%, due 04/30/18	35,049,630

	Total U.S. Government	1,797,060,334

	TOTAL DEBT OBLIGATIONS (COST $1,793,749,032)	1,797,060,334

Par Value† / Principal Amount / Shares		Description	Value ($)
		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.1%
EUR	17,897,000	EUR Call/USD Put, Expires 03/06/17, Strike 1.15, (OTC) (CP-GS)	21,130
USD	19,886,000	USD Call/CHF Put, Expires 03/06/17, Strike 1.00, (OTC) (CP-BCLY)	544,837
EUR	17,893,000	EUR Call/USD Put, Expires 03/06/17, Strike 1.15, (OTC) (CP-GS)	15,949
USD	19,881,000	USD Call/CHF Put, Expires 03/06/17, Strike 1.00, (OTC) (CP-GS)	544,699

		Total Currency Options	1,126,615

		TOTAL OPTIONS PURCHASED (COST $1,276,456)	1,126,615

		SHORT-TERM INVESTMENTS — 4.0%

		Money Market Funds — 0.4%
	7,583,668	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (d)	7,583,668

		Repurchase Agreements — 3.6%
	69,989,470	Nomura Securities International Inc. Repurchase Agreement, dated 11/30/16, maturing on 12/01/16 with a maturity value of $69,989,956 and an effective yield of 2.5%, collateralized by a U.S. Treasury Note with maturity date 5/15/24 and a market value of $71,220,334	69,989,470

		TOTAL REPURCHASE AGREEMENTS (COST $69,989,470)	69,989,470

		TOTAL SHORT-TERM INVESTMENTS (COST $77,573,138)	77,573,138

		TOTAL INVESTMENTS — 97.2% (Cost $1,872,598,626)	1,875,760,087
		Other Assets and Liabilities (net) — 2.8%	54,777,307

		TOTAL NET ASSETS — 100.0%	$1,930,537,394

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/08/2016	MSCI	CHF	42,401,319	USD	43,789,444	$2,073,342
02/21/2017	MSCI	EUR	35,149,315	USD	37,709,415	301,191
11/07/2017	GS	EUR	238,995,000	USD	262,404,560	4,640,993
12/22/2017	JPM	EUR	62,184,000	USD	68,688,446	1,448,000
12/12/2016	BOA	JPY	2,222,191,752	USD	21,959,176	2,527,141
12/12/2016	MSCI	JPY	51,500,000	USD	502,225	51,881
12/08/2016	MSCI	USD	20,975,000	CHF	20,810,573	(500,731)
12/12/2016	BOA	USD	5,490,000	JPY	622,585,215	(45,781)
02/21/2017	JPM	USD	1,777,085	GBP	1,423,662	7,933
11/07/2017	GS	USD	263,778,782	EUR	238,995,000	(6,015,214)
12/22/2017	JPM	USD	69,205,942	EUR	62,184,000	(1,965,496)

						$2,523,259

Reverse Repurchase Agreements

Average balance outstanding	$(36,747,349)
Average interest rate	(0.91)%
Maximum balance outstanding	$(76,916,001)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Swap Contracts

Cross-Currency Basis Swaps (c)

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
44,619,587,000	JPY	3/9/2018	GS	3 Month JPY LIBOR plus a spread of (0.60)%	3 Month USD LIBOR	$(1,175,883)
55,343,000	EUR	10/12/2023	GS	3 Month EURIBOR plus a spread of (0.46)%	3 Month USD LIBOR	54,423
71,456,000	EUR	10/28/2023	GS	3 Month EURIBOR plus a spread of (0.48)%	3 Month USD LIBOR	126,221
54,385,000	EUR	11/14/2023	GS	3 Month EURIBOR plus a spread of (0.50)%	3 Month USD LIBOR	183,126
23,725,000	EUR	11/30/2023	GS	3 Month EURIBOR plus a spread of (0.49)%	3 Month USD LIBOR	50,688
23,725,000	EUR	11/30/2023	GS	3 Month EURIBOR plus a spread of (0.49)%	3 Month USD LIBOR	59,975

						$(701,450)

				Premiums to (Pay) Receive		$—

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
273,603,000	EUR	3/10/2017	3/10/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	$769,862
75,723,000	EUR	4/30/2018	4/30/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	184,667
14,768,000	EUR	10/10/2017	10/10/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	12,098

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Forward Starting Cross-Currency Basis Swaps — continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
51,009,000	EUR	10/17/2017	10/17/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	$(70,119)
44,624,000	EUR	10/26/2020	10/26/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	35,877
22,298,000	EUR	10/27/2020	10/27/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	28,923
22,285,000	EUR	10/28/2020	10/28/2024	GS	3 Month EURIBOR	3 Month USD LIBOR	28,866
649,528,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	4,540,500
98,226,000	EUR	3/10/2022	3/10/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	284,890
73,783,000	EUR	5/12/2020	5/12/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	263,392
20,880,000	EUR	9/5/2017	9/5/2025	GS	3 Month EURIBOR	3 Month USD LIBOR	142,633
20,079,000	EUR	2/2/2017	2/2/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	4,514
20,607,000	EUR	3/19/2018	3/19/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	257,470
28,777,000	EUR	4/6/2021	4/6/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	38,126
8,086,000	EUR	4/6/2021	4/6/2026	GS	3 Month EURIBOR	3 Month USD LIBOR	10,713

							$6,532,412

					Premiums Paid		$3,297,356

[1]	For EURIBOR, Fund pays 3 Month EURIBOR adjusted by a spread. Spreads range from (0.58)% to (0.42)%.
[2]	For EURIBOR, Fund receives 3 Month EURIBOR adjusted by a spread. Spreads range from (0.37)% to (0.22)%.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
239,926,000	AUD	3/20/2019	JPMF (e)	Receive	1.82%	3 Month AUD BBSW	$(627,131)
179,778,000	AUD	3/20/2019	JPMF (e)	Receive	1.79%	3 Month AUD BBSW	(452,895)
190,746,000	MXN	1/5/2026	JPMF (f)	Receive	6.24%	TIIE	(862,906)
241,018,000	MXN	1/5/2026	JPMF (f)	Receive	6.26%	TIIE	(1,078,084)
258,080,000	MXN	1/8/2026	JPMF (f)	Receive	6.29%	TIIE	(1,128,912)
352,940,000	MXN	1/27/2026	JPMF (f)	Receive	6.05%	TIIE	(1,841,035)
144,459,000	MXN	4/30/2026	JPMF (f)	Receive	6.08%	TIIE	(759,861)
125,608,000	MXN	5/11/2026	JPMF (f)	Receive	6.30%	TIIE	(566,315)
126,698,000	MXN	5/11/2026	JPMF (f)	Receive	6.31%	TIIE	(566,823)
125,852,000	MXN	5/12/2026	JPMF (f)	Receive	6.36%	TIIE	(541,228)
69,846,000	MXN	7/22/2026	JPMF (f)	Receive	6.26%	TIIE	(332,601)
102,449,000	MXN	10/23/2026	JPMF (f)	Receive	6.57%	TIIE	(389,957)
19,000,000	GBP	12/16/2026	JPMF (e)	(Pay)	1.05%	6 Month GBP LIBOR	705,666
2,275,000	GBP	2/17/2027	JPMF (f)	(Pay)	1.39%	6 Month GBP LIBOR	(3,413)
59,715,000	AUD	3/17/2027	JPMF (e)	(Pay)	2.50%	6 Month AUD BBSW	1,632,490
44,744,000	AUD	3/17/2027	JPMF (e)	(Pay)	2.46%	6 Month AUD BBSW	1,261,125
32,618,000	CAD	3/17/2027	JPMF (e)	(Pay)	1.86%	3 Month CAD LIBOR	(12,573)
22,086,000	CHF	3/17/2027	JPMF (e)	(Pay)	0.17%	6 Month CHF LIBOR	(35,520)
21,450,000	EUR	3/17/2027	JPMF (e)	(Pay)	0.69%	6 Month EURIBOR	108,785
8,476,000	GBP	3/17/2027	JPMF (e)	(Pay)	1.41%	6 Month GBP LIBOR	3,712
15,126,000	GBP	3/17/2027	JPMF (e)	(Pay)	1.38%	6 Month GBP LIBOR	62,777
10,407,000	GBP	3/17/2027	JPMF (e)	(Pay)	1.42%	6 Month GBP LIBOR	(11,645)
82,229,000	NZD	3/17/2027	JPMF (e)	Receive	2.68%	3 Month NZD Bank Bill Rate	(3,306,761)
3,974,000	NZD	3/17/2027	JPMF (e)	Receive	2.94%	3 Month NZD Bank Bill Rate	(91,287)
16,672,000	NZD	3/17/2027	JPMF (e)	Receive	2.93%	3 Month NZD Bank Bill Rate	(391,785)

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
8,746,000	NZD	3/17/2027	JPMF (e)	Receive	2.91%	3 Month NZD Bank Bill Rate	$(214,640)
98,458,000	SEK	3/17/2027	JPMF (e)	Receive	1.18%	3 Month SEK STIBOR	42,777
100,519,000	SEK	3/17/2027	JPMF (e)	Receive	1.18%	3 Month SEK STIBOR	41,035
327,810,000	SEK	3/17/2027	JPMF (e)	Receive	1.14%	3 Month SEK STIBOR	(1,489)
74,827,000	SEK	3/17/2027	JPMF (e)	Receive	0.90%	3 Month SEK STIBOR	(190,860)
86,550,000	SEK	3/17/2027	JPMF (e)	Receive	1.17%	3 Month SEK STIBOR	26,249
24,515,000	USD	3/17/2027	JPMF (e)	Receive	2.22%	3 Month USD LIBOR	(71,877)
46,242,000	GBP	9/14/2032	JPMF (f)	(Pay)	1.46%	6 Month GBP LIBOR	(1,255,236)
17,500,000	GBP	12/20/2045	JPMF (e)	(Pay)	1.30%	6 Month GBP LIBOR	(765,897)
39,256,000	GBP	5/13/2047	JPMF (f)	(Pay)	1.69%	6 Month GBP LIBOR	(220,635)
22,940,000	GBP	9/18/2047	JPMF (e)	(Pay)	1.42%	6 Month GBP LIBOR	5,175,903

							$(6,660,847)

						Premiums to (Pay) Receive	$(3,663,158)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the interest rates at November 30, 2016, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(d)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(e)	Swap was cleared through the LCH.Clearnet Group Ltd.

(f)	Swap was cleared through the CME Group Inc.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

BCLY - Barclays Bank plc

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

JPMF - J.P. Morgan Securities LLC

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 48.6%

	United States — 48.6%
	U.S. Government — 33.5%
225,000	U.S. Treasury Bond, 4.50%, due 02/15/36	285,724
3,192,000	U.S. Treasury Bond, 3.13%, due 11/15/41 (a)	3,254,592
7,614,000	U.S. Treasury Note, 1.38%, due 06/30/18	7,652,961
5,487,000	U.S. Treasury Note, 1.63%, due 11/30/20	5,466,638
3,218,000	U.S. Treasury Note, 1.63%, due 05/31/23	3,112,536
2,536,000	U.S. Treasury Note, 1.63%, due 02/15/26	2,375,618

		22,148,069

	U.S. Government Agency — 15.1%
1,959,000	Federal Home Loan Mortgage Corp., TBA, 3.50%, due 12/13/46	2,007,888
830,000	Federal National Mortgage Association, TBA, 3.00%, due 12/13/46	825,591
2,643,000	Federal National Mortgage Association, TBA, 4.00%, due 12/13/46	2,780,459
1,664,000	Federal National Mortgage Association, TBA, 2.50%, due 12/19/46	1,669,785
2,558,000	Government National Mortgage Association, TBA, 3.50%, due 12/21/46	2,662,518

		9,946,241

	TOTAL DEBT OBLIGATIONS (COST $33,513,663)	32,094,310

Shares	Description	Value ($)
	MUTUAL FUNDS — 65.5%

	United States — 50.8%
	Affiliated Issuers — 50.8%
540,910	GMO Debt Opportunities Fund, Class VI	13,955,469
120,941	GMO Emerging Country Debt Fund, Class IV	3,458,925
645,761	GMO U.S. Treasury Fund	16,150,484

		33,564,878

	Exchange-Traded Fund — 14.7%
82,750	iShares iBoxx $ Investment Grade Corporate Bond ETF	9,668,510

	TOTAL MUTUAL FUNDS (COST $43,232,932)	43,233,388

	SHORT-TERM INVESTMENTS — 0.6%

	Money Market Funds
422,321	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.26% (b)	422,321

	TOTAL SHORT-TERM INVESTMENTS (COST $422,321)	422,321

	TOTAL INVESTMENTS — 114.7% (Cost $77,168,916)	75,750,019
	Other Assets and Liabilities (net) — (14.7%)	(9,705,865)

	TOTAL NET ASSETS — 100.0%	$66,044,154

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/08/2016	MSCI	CHF	1,621,125	USD	1,674,197	$79,270
02/21/2017	MSCI	EUR	612,023	USD	656,600	5,244
11/07/2017	GS	EUR	4,716,000	USD	5,177,932	91,579
02/21/2017	JPM	GBP	37,865	USD	47,265	(211)
12/12/2016	BOA	JPY	73,037,069	USD	721,735	83,060
12/08/2016	MSCI	USD	295,000	CHF	289,209	(10,465)
12/12/2016	BOA	USD	178,000	JPY	20,185,823	(1,484)
11/07/2017	GS	USD	5,205,049	EUR	4,716,000	(118,696)

						$128,297

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
1	U.S. Long Bond (CBT)	March 2017	$151,281	$(173)
38	U.S. Treasury Note 10 Yr. (CBT)	March 2017	4,731,594	(1,542)
27	U.S. Treasury Note 2 Yr. (CBT)	March 2017	5,853,937	1,242
41	U.S. Treasury Note 5 Yr. (CBT)	March 2017	4,831,594	583
7	U.S. Ultra Bond (CBT)	March 2017	1,129,844	(783)

			$16,698,250	$(673)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
7,169,000	AUD	3/20/2019	CSS (c)	Receive	1.82%	3 Month AUD BBSW	$(18,738)
5,413,000	AUD	3/20/2019	CSS (c)	Receive	1.79%	3 Month AUD BBSW	(14,363)
25,742,000	MXN	1/5/2026	CSS (d)	Receive	6.24%	TIIE	(116,453)
21,522,000	MXN	6/19/2026	CSS (d)	Receive	6.11%	TIIE	(112,622)
1,784,000	AUD	3/17/2027	CSS (c)	(Pay)	2.50%	6 Month AUD BBSW	48,771
1,347,000	AUD	3/17/2027	CSS (c)	(Pay)	2.46%	6 Month AUD BBSW	38,066
962,000	CAD	3/17/2027	CSS (c)	(Pay)	1.86%	3 Month CAD LIBOR	(371)
651,000	CHF	3/17/2027	CSS (c)	(Pay)	0.17%	6 Month CHF LIBOR	(1,047)
631,000	EUR	3/17/2027	CSS (c)	(Pay)	0.69%	6 Month EURIBOR	3,200
445,000	GBP	3/17/2027	CSS (c)	(Pay)	1.38%	6 Month GBP LIBOR	1,847
804,000	GBP	3/17/2027	CSS (c)	(Pay)	1.41%	6 Month GBP LIBOR	352
2,213,000	NZD	3/17/2027	CSS (c)	Receive	2.68%	3 Month NZD Bank Bill Rate	(85,698)
987,000	NZD	3/17/2027	CSS (c)	Receive	2.94%	3 Month NZD Bank Bill Rate	(22,672)
19,670,000	SEK	3/17/2027	CSS (c)	Receive	1.17%	3 Month SEK STIBOR	5,966
721,000	USD	3/17/2027	CSS (c)	Receive	2.22%	3 Month USD LIBOR	(2,114)
1,350,000	GBP	12/20/2045	CSS (c)	(Pay)	1.21%	6 Month GBP LIBOR	84,085

							$(191,791)

						Premiums to (Pay) Receive	$(5,423)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offtered Rate denominated in Canadian Dollars.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TBA - To Be Announced - Delayed Delivery Security

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(c)	Swap was cleared through the LCH.Clearnet Group Ltd.

(d)	Swap was cleared through the CME Group Inc.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 51.8%

		Belgium — 4.1%
		Foreign Government Obligations
EUR	1,130,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	1,464,024
EUR	590,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	1,034,230

		Total Belgium	2,498,254

		France — 3.5%
		Foreign Government Obligations
EUR	1,230,000	France Government Bond OAT, Reg S, 4.50%, due 04/25/41	2,112,287

		Germany — 4.4%
		Foreign Government Obligations
EUR	1,500,000	Bundesrepublik Deutschland, Reg S, 4.75%, due 07/04/34	2,677,721

		Italy — 14.9%
		Foreign Government Obligations
EUR	5,610,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	6,709,786
EUR	1,920,000	Buoni Poliennali Del Tesoro, Reg S, 4.00%, due 02/01/37	2,440,205

		Total Italy	9,149,991

		Netherlands — 2.9%
		Foreign Government Obligations
EUR	1,050,000	Netherlands Government Bond, 5.50%, due 01/15/28	1,718,097
EUR	70,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	83,353

		Total Netherlands	1,801,450

Par Value† / Shares		Description	Value ($)
		Spain — 9.3%
		Foreign Government Obligations
EUR	380,000	Government of Spain, 2.10%, due 04/30/17	406,756
EUR	3,040,000	Government of Spain, Reg S, 5.50%, due 04/30/21	3,932,791
EUR	1,010,000	Government of Spain, Reg S, 4.20%, due 01/31/37	1,385,894

		Total Spain	5,725,441

		United Kingdom — 12.7%
		Foreign Government Obligations
GBP	510,000	United Kingdom Gilt, Reg S, 1.25%, due 07/22/18	649,911
GBP	2,160,000	United Kingdom Gilt, Reg S, 1.75%, due 07/22/19	2,811,527
GBP	2,630,000	United Kingdom Gilt, Reg S, 3.50%, due 01/22/45	4,321,153

		Total United Kingdom	7,782,591

		TOTAL DEBT OBLIGATIONS (COST $34,594,873)	31,747,735

		MUTUAL FUNDS — 44.4%

		United States — 44.4%
		Affiliated Issuers — 44.4%
	111,902	GMO Debt Opportunities Fund, Class VI	2,887,074
	127,032	GMO Emerging Country Debt Fund, Class IV	3,633,103
	825,947	GMO U.S. Treasury Fund	20,656,940

		TOTAL MUTUAL FUNDS (COST $26,086,959)	27,177,117

OPTIONS PURCHASED — 0.0%

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
			Options on Interest Rate Swaps
EUR	1,845,000	02/01/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.03%	GS	2,532

					TOTAL OPTIONS PURCHASED (COST $61,056)			2,532

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.5%

	Money Market Funds — 0.5%
315,157	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.26% (a)	315,157

	U.S. Government — 2.0%
750,000	U.S. Treasury Bill, 0.37%, due 01/26/17 (b) (c)	749,568
500,000	U.S. Treasury Bill, 0.66%, due 06/01/17 (b)	498,464

	Total U.S. Government	1,248,032

	TOTAL SHORT-TERM INVESTMENTS (COST $1,563,192)	1,563,189

	TOTAL INVESTMENTS — 98.7% (Cost $62,306,080)	60,490,573
	Other Assets and Liabilities (net) — 1.3%	792,938

	TOTAL NET ASSETS — 100.0%	$61,283,511

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/08/2016	MSCI	CHF	1,514,300	USD	1,563,875	$74,047
02/21/2017	MSCI	EUR	23,379,748	USD	25,082,612	200,339
11/07/2017	GS	EUR	1,404,000	USD	1,541,522	27,264
02/21/2017	JPM	GBP	6,326,000	USD	7,896,425	(35,248)
12/12/2016	BOA	JPY	68,227,499	USD	674,208	77,590
12/08/2016	MSCI	USD	291,000	CHF	285,288	(10,323)
12/12/2016	BOA	USD	171,000	JPY	19,391,999	(1,426)
11/07/2017	GS	USD	1,549,595	EUR	1,404,000	(35,337)

						$296,906

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
14	Australian Government Bond 10 Yr.	December 2016	$1,332,121	$(69,539)
15	Australian Government Bond 3 Yr.	December 2016	1,239,157	(14,752)
18	Canadian Government Bond 10 Yr.	March 2017	1,860,969	(4,856)
25	Euro BOBL	December 2016	3,482,401	(5,703)
15	Euro Bund	December 2016	2,560,491	(44,856)
8	Euro BUXL Bond 30 Yr.	December 2016	1,486,842	(110,380)
29	Euro OATs	December 2016	4,700,402	(189,972)
4	Short-term Euro-BTP	December 2016	475,448	(2,547)
27	UK Gilt Long Bond	March 2017	4,167,058	(1,376)

			$21,304,889	$(443,981)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
10,113,000	EUR	3/21/2018	CSS (d)	Receive	(0.22)%	3 Month EURIBOR	$10,916
6,592,000	AUD	3/20/2019	CSS (e)	Receive	1.82%	3 Month AUD BBSW	(17,231)
4,993,000	AUD	3/20/2019	CSS (e)	Receive	1.79%	3 Month AUD BBSW	(13,249)
665,000	USD	12/16/2020	CSS (d)	(Pay)	1.92%	3 Month USD LIBOR	(5,875)
3,602,000	MXN	10/28/2024	BCI (d)	Receive	6.13%	TIIE	(15,050)
1,066,000	USD	12/17/2025	CSS (d)	(Pay)	2.43%	3 Month USD LIBOR	(22,669)
18,923,000	MXN	1/27/2026	CSS (d)	Receive	6.05%	TIIE	(98,708)
7,254,000	MXN	5/12/2026	CSS (d)	Receive	6.36%	TIIE	(31,196)
14,880,000	MXN	6/19/2026	CSS (d)	Receive	6.11%	TIIE	(77,865)
1,641,000	AUD	3/17/2027	CSS (e)	(Pay)	2.50%	6 Month AUD BBSW	44,861
1,243,000	AUD	3/17/2027	CSS (e)	(Pay)	2.46%	6 Month AUD BBSW	35,127
883,000	CAD	3/17/2027	CSS (e)	(Pay)	1.86%	3 Month CAD LIBOR	(340)
598,000	CHF	3/17/2027	CSS (e)	(Pay)	0.17%	6 Month CHF LIBOR	(962)
584,000	EUR	3/17/2027	CSS (e)	(Pay)	0.69%	6 Month EURIBOR	2,962
412,000	GBP	3/17/2027	CSS (e)	(Pay)	1.38%	6 Month GBP LIBOR	1,710
727,000	GBP	3/17/2027	CSS (e)	(Pay)	1.41%	6 Month GBP LIBOR	318
2,067,000	NZD	3/17/2027	CSS (e)	Receive	2.68%	3 Month NZD Bank Bill Rate	(83,122)
875,000	NZD	3/17/2027	CSS (e)	Receive	2.94%	3 Month NZD Bank Bill Rate	(20,100)
18,050,000	SEK	3/17/2027	CSS (e)	Receive	1.17%	3 Month SEK STIBOR	5,474
668,000	USD	3/17/2027	CSS (e)	Receive	2.22%	3 Month USD LIBOR	(1,959)
405,000	USD	12/19/2035	CSS (d)	(Pay)	2.72%	3 Month USD LIBOR	(16,391)
1,262,000	GBP	12/20/2045	CSS (e)	(Pay)	1.21%	6 Month GBP LIBOR	78,604

							$(224,745)

						Premiums to (Pay) Receive	$(2,047)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offtered Rate denominated in Canadian Dollars.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio-28-Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(b)	The rate shown represents yield-to-maturity.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	Swap was cleared through the CME Group Inc.

(e)	Swap was cleared through the LCH.Clearnet Group Ltd.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 88.9%

	Asset-Backed Securities — 87.5%
	Auto Retail Prime — 1.0%
13,120,000	California Republic Auto Receivables Trust, Series 13-1, Class C, 144A, 3.25%, due 03/16/20	13,246,174
985,600	California Republic Auto Receivables Trust, Series 14-1, Class C, 3.40%, due 12/15/20	1,003,419

	Total Auto Retail Prime	14,249,593

	Auto Retail Subprime — 7.2%
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,518,859
13,720,000	AmeriCredit Automobile Receivables Trust, Series 14-2, Class E, 3.37%, due 11/08/21	13,900,216
2,804,000	CarFinance Capital Auto Trust, Series 13-1A, Class D, 144A, 4.68%, due 11/15/19	2,828,570
2,651,300	CarFinance Capital Auto Trust, Series 13-2A, Class D, 144A, 5.93%, due 08/15/19	2,689,879
1,073,840	CarFinance Capital Auto Trust, Series 13-2A, Class E, 144A, 7.86%, due 10/15/20	1,096,717
2,592,000	CarFinance Capital Auto Trust, Series 14-1A, Class C, 144A, 3.45%, due 04/15/20	2,628,302
1,524,850	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,525,037
4,130,000	CFC LLC, Series 14-2A, Class E, 144A, 5.36%, due 11/15/21	4,123,963
433,301	CPS Auto Receivables Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	433,491
52,931	CPS Auto Receivables Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	53,069
1,839,872	CPS Auto Receivables Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	1,842,024
51,150	CPS Auto Receivables Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	51,175
4,000,000	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	3,987,902
1,500,000	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	1,507,052
1,302,800	CPS Auto Receivables Trust, Series 14-B, Class D, 144A, 4.62%, due 05/15/20	1,293,974
1,049,647	CPS Auto Receivables Trust, Series 15-C, Class D, 144A, 4.63%, due 08/16/21	1,053,044
358,268	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	357,972
4,892,453	DT Auto Owner Trust, Series 13-1A, Class D, 144A, 3.74%, due 05/15/20	4,912,923
5,376,408	DT Auto Owner Trust, Series 13-2A, Class D, 144A, 4.18%, due 06/15/20	5,429,893
4,390,500	DT Auto Owner Trust, Series 14-2A, Class D, 144A, 3.68%, due 04/15/21	4,437,594
5,847,188	DT Auto Owner Trust, Series 15-2A, Class D, 144A, 4.25%, due 02/15/22	5,932,397
12,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	12,415,388
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class C, 144A, 3.57%, due 07/15/19	6,042,901

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail Subprime — continued
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	6,097,289
5,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class C, 144A, 3.26%, due 12/16/19	5,031,825
4,875,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	4,901,594
1,938,500	Flagship Credit Auto Trust, Series 13-1, Class D, 144A, 5.38%, due 07/15/20	1,950,747
1,144,000	Flagship Credit Auto Trust, Series 13-2, Class C, 144A, 4.42%, due 12/16/19	1,161,148
3,000,000	Flagship Credit Auto Trust, Series 14-1, Class C, 144A, 3.34%, due 04/15/20	3,011,571
1,629,900	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	1,635,085
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,418,767

	Total Auto Retail Subprime	107,270,368

	Business Equipment Loans — 0.8%
352,500	LEAF Receivables Funding 9 LLC, Series 13-1, Class B, 144A, 2.80%, due 09/15/21	353,175
2,841,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class D, 144A, 5.11%, due 09/15/21	2,884,183
5,700,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E1, 144A, 6.00%, due 09/15/21	5,803,697
2,282,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E2, 144A, 6.00%, due 09/15/21	2,287,249

	Total Business Equipment Loans	11,328,304

	Collateralized Loan Obligations — 13.6%
7,000,000	Ares IIIR/IVR CLO Ltd., Series 07-3RA, Class E, 144A, 3 mo. LIBOR + 3.50%, 4.38%, due 04/16/21	6,947,437
1,368,000	Ares IIIR/IVR CLO Ltd., Series 07-3RX, Class E, Reg S, 3 mo. LIBOR + 3.50%, 4.38%, due 04/16/21	1,357,728
37,276,500	Arrowpoint CLO Ltd., Series 15-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.43%, due 04/18/27	37,327,942
3,480,000	Atrium XI, Series 11A, Class B, 144A, Variable Rate, 3 mo. LIBOR + 2.15%, 3.03%, due 10/23/25	3,481,368
1,566,000	Carlyle Daytona CLO Ltd., Series 07-1A, Class B1L, 144A, 3 mo. LIBOR + 1.35%, 2.24%, due 04/27/21	1,558,015
65,864	Carlyle High Yield Partners IX Ltd., Series 06-9A, Class A2, 144A , Variable Rate, 3 mo. LIBOR + .22%, 1.07%, due 08/01/21	65,854
1,522,500	CIFC Funding Ltd., Series 07-3X, Class C, Reg S, Variable Rate, 3 mo. LIBOR + 2.60%, 3.48%, due 07/26/21	1,524,183
13,200,000	CIFC Funding Ltd., Series 13-4X, Class C1, Reg S, Variable Rate, 3 mo. LIBOR + 3.25%, 4.19%, due 11/27/24	13,225,278

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — continued
3,750,000	CIFC Funding Ltd., Series 15-5A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 6.30%, 7.18%, due 10/25/27	3,493,481
4,350,000	Dorchester Park CLO Ltd., Series 15-1A, Class E, 144A, Variable Rate, 3 mo. LIBOR + 5.25%, 6.13%, due 01/20/27	4,113,699
10,393,507	Franklin CLO VI Ltd., Series 6A, Class A,144A, Variable Rate, 3 mo. LIBOR + .23%, 1.12%, due 08/09/19	10,337,735
3,520,000	GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class C, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.14%, due 05/01/22	3,508,560
28,020,000	Jamestown CLO VI Ltd., Series 15-6A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.60%, 2.51%, due 02/20/27	28,025,884
9,592,000	Kingsland IV Ltd., Series 07-4X, Class B, Reg S, Variable Rate, 3 mo. LIBOR + .40%, 1.28%, due 04/16/21	9,332,728
4,350,000	Magnetite VI Ltd., Series 12-6A, Class BR, 144A, Variable Rate, 3 mo. LIBOR + 1.85%, 2.70%, due 09/15/23	4,350,300
3,520,000	Magnetite VI Ltd., Series 12-6A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.60%, 3.45%, due 09/15/23	3,522,397
1,740,000	Octagon Investment Partners XII Ltd., Series 12-1AR, Class DR, 144A, 3 mo. LIBOR + 3.80%, 4.08%, due 05/05/23	1,746,262
11,941,190	Rockwall CDO II Ltd., Series 07-1A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + .25%, 1.14%, due 08/01/24	11,870,283
7,334,234	San Gabriel CLO Ltd., Series 07-1A, Class B2L, 144A, 3 mo. LIBOR + 4.25%, 5.10%, due 09/10/21	7,358,261
6,307,500	Voya CLO V Ltd., Series 07-5A, Class C, 144A, 3 mo. LIBOR + 2.85%, 3.74%, due 05/01/22	6,316,917
36,880,000	West CLO Ltd., Series 14-2A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.43%, due 01/16/27	36,882,287
6,100,000	Zais Investment Grade Ltd., Series 9A, Class B, 144A, Variable Rate, 3 mo. LIBOR +.85%, 1.74%, due 04/27/52	5,970,375

	Total Collateralized Loan Obligations	202,316,974

	Commercial Mortgage-Backed Securities — 23.4%
6,750,594	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .36%, 0.95%, due 04/25/34	6,396,571
964,301	Bayview Commercial Asset Trust, Series 04-1, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .84%, 1.15%, due 04/25/34	907,887
536,266	Bayview Commercial Asset Trust, Series 04-1, Class M2, 144A, Variable Rate, 1 mo. LIBOR + 1.80%, 1.79%, due 04/25/34	511,538
7,245,671	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.96%, due 01/25/35	6,632,096

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
8,273,498	Bayview Commercial Asset Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 0.90%, due 08/25/35	7,212,083
10,063,719	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 0.98%, due 01/25/36	8,673,595
10,389,895	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .28%, 0.87%, due 07/25/36	9,059,693
4,020,281	Bayview Commercial Asset Trust, Series 06-3A, Class A1, 144A, 1 mo. LIBOR + .25%, 0.84%, due 10/25/36	3,371,474
1,194,734	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .30%, 0.89%, due 10/25/36	987,912
20,366,628	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .27%, 0.86%, due 07/25/37	17,452,371
6,480,539	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .24%, 0.83%, due 07/25/37	5,520,506
7,563,425	Bayview Commercial Asset Trust, Series 07-4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .45%, 0.98%, due 09/25/37	6,347,868
919,050	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 1.30%, 1.89%, due 12/25/37	1,131,542
4,880,410	Bayview Financial Revolving Asset Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 1.60%, due 05/28/39	3,338,524
5,125,942	Bayview Financial Revolving Asset Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 1.90%, due 05/28/39	2,573,689
10,286,633	Bayview Financial Revolving Asset Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 1.53%, due 02/28/40	8,550,527
4,406,000	Bear Stearns Commercial Mortgage Securities Trust, Series 05-PWR9, Class E, Variable Rate, 5.14%, due 09/11/42	4,229,738
3,074,400	Citigroup Commercial Mortgage Trust, Series 04-C2, Class H, 144A, Variable Rate, 6.24%, due 10/15/41	2,710,276
7,388,000	CityLine Commercial Mortgage Trust, Series 16-CLNE, Class A, 144A, Variable Rate, 2.78%, due 11/10/31	7,331,772
21,690,500	Commercial Mortgage Trust, Series 07-GG9, Class AJ, Variable Rate, 5.51%, due 03/10/39	20,336,883
30,168,500	Core Industrial Trust, Series 15-WEST, Class E, 144A, Variable Rate, 4.37%, due 02/10/37	28,571,630
5,261,872	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFL, Variable Rate, 1 mo. LIBOR + .25%, 0.80%, due 04/15/37	4,314,735
2,259,594	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFX, 4.88%, due 04/15/37	2,090,125
3,034,500	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C6, Class G, 144A, Variable Rate, 5.23%, due 12/15/40	3,037,205

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
16,937,222	Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class AJ, Variable Rate, 5.54%, due 09/15/39	16,990,659
8,715,587	Credit Suisse Mortgage Capital Certificates, Series 14-USA, Class A2, 144A, 3.95%, due 09/15/37	9,005,209
8,715,000	CSMC Trust, Series 14-USA, Class E, 144A, 4.37%, due 09/15/37	7,285,296
1,223,456	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 0.78%, due 11/15/33	1,168,919
3,769,287	GE Business Loan Trust, Series 06-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .18%, 0.51%, due 11/15/34	3,495,449
10,453,795	GE Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.71%, due 04/16/35	9,862,422
8,473,590	GE Business Loan Trust, Series 07-1A, Class D, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 1.54%, due 04/16/35	7,146,527
18,160,112	GS Mortgage Securities Corp., Series 06-CC1, Class A, 144A, Variable Rate, 5.55%, due 03/21/46	13,075,281
8,360,000	GS Mortgage Securities Corp., Series 16-GS2, Class D, 144A, 2.75%, due 05/10/49	5,981,756
13,230,000	GS Mortgage Securities Corp., Series 16-RENT, Class E, 144A, Variable Rate, 4.20%, due 02/10/29	12,509,125
8,801,500	GS Mortgage Securities Trust, Series 11-GC3, Class D, 144A, Variable Rate, 5.82%, due 03/10/44	8,995,134
9,194,906	Hilton USA Trust, Series 13-HLT, Class EFX, 144A, Variable Rate, 4.60%, due 11/05/30	9,190,074
9,793,333	Hilton USA Trust, Series 16-SFP, Class E, 144A, 5.52%, due 11/05/35	9,399,777
5,835,375	Hyatt Hotel Portfolio Trust, Series 15-HYT, Class F, 144A, Variable Rate, 1 mo. LIBOR + 3.49%, 4.03%, due 11/15/29	5,608,990
8,675,103	JP Morgan Chase Commercial Mortgage Securities Corp., Series 05-CB13, Class AJ, Variable Rate, 5.68%, due 01/12/43	8,677,419
3,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-C3, Class H, 144A, Variable Rate, 5.65%, due 01/15/42	2,715,000
3,682,500	JP Morgan Chase Commercial Mortgage Securities Trust, Series 05-CB11, Class G, 144A, Variable Rate, 5.68%, due 08/12/37	3,672,446
9,841,510	JPMBB Commercial Mortgage Securities Trust, Series 14-C26, Class A4, 3.49%, due 01/15/48	10,106,298
9,702,208	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.84%, due 02/25/30	9,009,807
1,345,623	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.84%, due 09/25/30	1,250,732
5,250,849	Lehman Brothers Small Balance Commercial, Series 06-1A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 0.90%, due 04/25/31	4,818,544

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
7,537,506	Lehman Brothers Small Balance Commercial, Series 06-3A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .20%, 0.79%, due 12/25/36	6,787,895
7,362,371	ML-CFC Commercial Mortgage Trust, Series 06-4, Class AJ, 5.24%, due 12/12/49	7,375,792
3,225,420	Motel 6 Trust, Series 15-MTL6, Class F, 144A, 5.00%, due 02/05/30	3,135,660
7,828,352	Nomura CRE CDO, Series 07-2A, Class B, 144A, 3 mo. LIBOR + .33%, 1.24%, due 05/21/42	7,280,368
2,602,037	Velocity Commercial Capital Loan Trust, Series 16-2, Class AFL, 1 mo. LIBOR + 1.80%, 2.33%, due 10/25/46	2,602,037

	Total Commercial Mortgage-Backed Securities	348,436,856

	Consumer Loans — 0.3%
4,000,000	Springleaf Funding Trust, Series 14-AA, Class C, 144A, 4.45%, due 12/15/22	4,011,511

	Insured Residential Mortgage-Backed Securities — 0.3%
4,215,360	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 0.69%, due 06/15/37	3,533,136
1,394,170	GMACM Home Equity Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 1.03%, due 10/25/34 ◆	1,297,956

	Total Insured Residential Mortgage-Backed Securities	4,831,092

	Other — 0.2%
10,853,265	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 1.02%, due 05/15/24	2,333,452

	Residential Mortgage-Backed Securities – Other — 7.8%
1,744,736	ACE Securities Corp. Home Equity Loan Trust, Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 0.87%, due 02/25/36 ◆	1,018,336
2,258,690	ACE Securities Corp. Home Equity Loan Trust, Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .32%, 0.91%, due 09/25/35	1,339,515
12,302,364	American Home Mortgage Investment Trust, Series 06-3, Class 4A, Variable Rate, 1 mo. LIBOR + .38%, 0.97%, due 11/25/35	3,858,887
2,350,303	BCMSC Trust, Series 00-A, Class A4, Variable Rate, 8.29%, due 06/15/30	1,204,495
2,181,508	BCMSC Trust, Series 99-A, Class M1, Variable Rate, 6.79%, due 03/15/29	1,816,607
1,091,388	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .32%, 0.91%, due 02/25/37	1,868,669

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Other — continued
3,108,231	Carrington Mortgage Loan Trust, Series 06-RFC1, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 0.74%, due 05/25/36	3,062,577
9,778,718	Greenpoint Manufactured Housing, Series 98-1, Class 2A, Variable Rate, 1 mo. LIBOR + .57%, 1.11%, due 05/15/28	8,985,832
33,664,211	Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .26%, 0.85%, due 06/25/36	6,546,868
4,724,843	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .32%, 0.91%, due 03/25/36	1,225,699
1,075,053	Mellon Re-REMIC Pass-Through Trust, Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.85%, due 02/26/34	962,739
4,503,248	Meritage Mortgage Loan Trust, Series 05-2, Class M2, Variable Rate, 1 mo. LIBOR + .75%, 1.34%, due 11/25/35	4,413,761
4,984,412	Merrill Lynch Mortgage Investors Trust, Series 05-SL2, Class M2, Variable Rate, 1 mo. LIBOR + 1.20%, 1.79%, due 12/25/35	4,998,845
10,260,359	Morgan Stanley Resecuritization Trust, Series 14-R8, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + .16%, 0.69%, due 06/26/47	9,700,171
8,464,045	New Century Home Equity Loan Trust, Series 06-S1, Class A1, 1 mo. LIBOR + .34%, 0.93%, due 03/25/36	967,658
14,838,255	New Century Home Equity Loan Trust, Series 06-S1, Class A2A, 1 mo. LIBOR + .20%, 0.79%, due 03/25/36	1,694,545
22,566,075	New Century Home Equity Loan Trust, Series 06-S1, Class A2B, 1 mo. LIBOR + .40%, 0.99%, due 03/25/36	2,579,693
9,813,044	Oakwood Mortgage Investors, Inc., Series 00-D, Class A4, 7.40%, due 07/15/30	6,213,544
11,240,351	Oakwood Mortgage Investors, Inc., Series 99-C, Class A2, 7.48%, due 08/15/27	11,134,092
6,534,742	PHH Mortgage Trust, Series 07-1SL, Class M2, 144A, 7.00%, due 12/25/27	6,949,484
2,510,790	RBSSP Resecuritization Trust, Series 13-1, Class 1A2, 144A, 1 mo. LIBOR + .29%, 0.82%, due 01/26/37	2,456,796
26,492,060	Residential Funding Mortgage Securities II, Series 06-HI4, Class A4, 5.72%, due 09/25/36	21,914,139
15,078,095	Soundview Home Loan Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .38%, 0.97%, due 11/25/35	2,839,661
26,482,082	Terwin Mortgage Trust, Series 07-1SL, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 0.67%, due 01/25/38	4,577,131
3,423,494	Wells Fargo Mortgage Backed Securities Trust, Series 05-AR14, Class A4, Variable Rate, 3.01%, due 08/25/35	3,416,521

	Total Residential Mortgage-Backed Securities – Other	115,746,265

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Prime — 6.3%
9,672,614	Adjustable Rate Mortgage Trust, Series 05-4, Class 6A1, Variable Rate, 3.23%, due 08/25/35	8,880,204
5,741,060	BCAP LLC Trust, Series 09-RR13, Class 16A2, 144A, Variable Rate, 3.41%, due 09/26/35	5,142,557
7,666,405	BCAP LLC Trust, Series 12-RR11, Class 3A3, 144A, Variable Rate, 7.11%, due 04/26/36	5,937,646
8,023,377	BCAP LLC Trust, Series 12-RR11, Class 5A3, 144A, Variable Rate, 6.93%, due 04/26/37	5,899,533
2,744,162	Chase Mortgage Finance Trust, Series 05-A1, Class 3A1, Variable Rate, 3.03%, due 12/25/35	2,533,761
5,020,361	Chase Mortgage Finance Trust, Series 07-A1, Class 11M1, Variable Rate, 2.80%, due 03/25/37	4,596,678
11,233,802	Citigroup Mortgage Loan Trust, Inc., Series 06-AR2, Class 1A2, Variable Rate, 3.01%, due 03/25/36	10,661,883
4,861,445	IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A1, Variable Rate, 3.27%, due 12/25/36	4,275,736
3,864,342	IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class 1A1, Variable Rate, 3.19%, due 03/25/37	3,509,662
5,669,520	Merrill Lynch Mortgage Backed Securities Trust, Series 07-1, Class 1A1, Variable Rate, 3.30%, due 04/25/37	5,079,898
14,631,197	RBSSP Resecuritization Trust, Series 09-6, Class 3A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 2.98%, due 01/26/36	13,281,842
3,737,626	WaMu Mortgage Pass-Through Certificates, Series 05-AR10, Class 1A3, Variable Rate, 2.74%, due 09/25/35	3,618,067
2,521,341	WaMu Mortgage Pass-Through Certificates, Series 06-AR19, Class 2A, Variable Rate, 1.95%, due 01/25/47	2,347,167
4,718,531	WaMu Mortgage Pass-Through Certificates, Series 07-HY2, Class 2A1, Variable Rate, 2.96%, due 11/25/36	4,219,909
13,939,362	Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1, Variable Rate, 3.02%, due 09/25/36	13,517,646

	Total Residential Mortgage-Backed Securities – Prime	93,502,189

	Residential Mortgage-Backed Securities – Subprime — 2.1%
316,125	Argent Securities Inc Asset-Backed Pass-Through Certificates, Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + 1.04%, 1.63%, due 05/25/34	315,475
7,807,153	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 0.70%, due 04/25/31	8,097,737
4,992,977	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 0.73%, due 02/25/37	4,927,494
2,793,475	First NLC Trust, Series 05-4, Class A3, Variable Rate, 1 mo. LIBOR + .27%, 0.86%, due 02/25/36	2,776,335

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Subprime — continued
1,936,423	Home Equity Asset Trust, Series 07-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .18%, 0.77%, due 08/25/37	1,928,352
375,965	JP Morgan Mortgage Acquisition Trust, Series 07-CH3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 0.74%, due 03/25/37	374,303
2,965,203	Nationstar Home Equity Loan Trust, Series 07-B, Class 2AV2, Variable Rate, 1 mo. LIBOR + .18%, 0.77%, due 04/25/37	2,945,618
4,426,101	Ownit Mortgage Loan Trust, Series 06-3, Class A2C, Variable Rate, 1 mo. LIBOR + .17%, 0.76%, due 03/25/37	4,344,748
5,029,200	RAMP Trust, Series 07-RZ1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 0.75%, due 02/25/37	4,791,753
1,318,310	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 0.79%, due 01/25/36	1,306,104

	Total Residential Mortgage-Backed Securities – Subprime	31,807,919

	Residential Mortgage-Backed Securities – Alt-A — 4.4%
3,383,726	Adjustable Rate Mortgage Trust, Series 05-1, Class 5M1, Variable Rate, 1 mo. LIBOR + 1.05%, 1.64%, due 05/25/35	3,141,017
2,376,848	Alternative Loan Trust, Series 03-18CB, Class 1A1, 5.25%, due 09/25/33	2,393,745
3,248,892	Alternative Loan Trust, Series 06-28CB, Class A1, Variable Rate, 1 mo. LIBOR + .70%, 1.29%, due 10/25/36	1,757,711
3,247,158	Alternative Loan Trust, Series 06-7CB, Class 1A1, Variable Rate, 1 mo. LIBOR + .70%, 1.29%, due 05/25/36	1,622,943
7,531,349	BCAP LLC Trust, Series 12-RR2, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.70%, due 08/26/36	7,304,348
3,775,399	BCAP LLC Trust, Series 12-RR7, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.70%, due 08/26/36	3,655,613
8,648,067	Bear Stearns Alt-A Trust, Series 05-4, Class 24A1, Variable Rate, 3.01%, due 05/25/35	8,747,607
7,667,229	Bear Stearns Alt-A Trust, Series 05-7, Class 21A1, Variable Rate, 3.22%, due 09/25/35	6,880,896
3,353,952	Bear Stearns ARM Trust, Series 07-1, Class 2A1, Variable Rate, 2.96%, due 02/25/47	2,778,314
10,300,842	Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 2A2A, Variable Rate, 3.14%, due 07/25/36	7,341,458
4,346,422	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 05-AR1, Class 1A1, Variable Rate, 1 mo. LIBOR + .31%, 0.90%, due 08/25/35	3,295,009

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Alt-A — continued
3,776,754	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 05-7, Class 2CB1, 5.50%, due 08/25/35	3,743,761
12,034,936	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 06-AR10, Class A2A, Variable Rate, 1 mo. LIBOR + .17%, 0.76%, due 12/25/36	9,735,944
2,936,687	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 07-5, Class A6, 6.00%, due 06/25/37	2,802,188

	Total Residential Mortgage-Backed Securities – Alt-A	65,200,554

	Student Loans — 18.7%
7,732,169	Access Group, Inc., Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .80%, 1.68%, due 07/25/34	6,675,856
1,764,225	Access Group, Inc., Series 05-A, Class A3, Variable Rate, 3 mo. LIBOR + .40%, 1.28%, due 07/25/34	1,634,345
4,669,403	Access Group, Inc., Series 03-A, Class A2, Variable Rate, 1.51%, due 07/01/38	4,673,060
6,830,462	Collegiate Funding Services Education Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .32%, 0.94%, due 03/28/35	5,840,045
25,090,320	KeyCorp Student Loan Trust, Series 06-A, Class 2B, Variable Rate, 3 mo. LIBOR + .48%, 1.33%, due 12/27/41	20,990,421
5,962,500	National Collegiate II Commutation Trust, Series 07-4, Class A3R3, Variable Rate, 4.05%, due 03/25/38	2,683,125
3,750,000	National Collegiate II Commutation Trust, Series 07-3, Class A3R3, Variable Rate, 4.12%, due 03/25/38	1,668,750
3,525,000	National Collegiate Student Loan Trust, Series 06-4, Class A4, Variable Rate, 1 mo. LIBOR + .31%, 0.90%, due 05/25/32	2,572,320
20,922,715	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 0.83%, due 03/27/28	20,686,156
46,430,421	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + .24%, 0.82%, due 07/25/30	44,899,415
75,000	National Collegiate Student Loan Trust, Series 07-4, Class A3A7, Variable Rate, 4.06%, due 03/25/38	57,750
5,514,116	National Collegiate Student Loan Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .21%, 0.80%, due 11/25/27	5,374,568
9,792,891	National Collegiate Student Loan Trust, Series 05-2, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 0.85%, due 09/25/29	9,334,818
2,858,061	National Collegiate Student Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .28%, 0.86%, due 04/25/29	2,843,736
2,450,000	National Collegiate Student Loan Trust, Series 06-3, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 0.85%, due 03/26/29	2,343,244

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
31,458,000	SLC Private Student Loan Trust, Series 06-A, Class C, Variable Rate, 3 mo. LIBOR + .45%, 1.33%, due 07/15/36	28,034,209
16,372,000	SLM Private Credit Student Loan Trust, Series 05-B, Class A4, Variable Rate, 3 mo. LIBOR + .33%, 1.18%, due 06/15/39	14,815,432
34,715,000	SLM Private Credit Student Loan Trust, Series 06-A, Class A5, Variable Rate, 3 mo. LIBOR + .29%, 1.14%, due 06/15/39	31,627,764
3,833,860	SLM Private Credit Student Loan Trust, Series 03-C, Class C, 3 mo. LIBOR + 1.60%, 2.45%, due 09/15/32	1,149,459
2,672,291	SLM Private Credit Student Loan Trust, Series 06-C, Class C, 3 mo. LIBOR + .39%, 1.24%, due 12/15/39	1,935,296
6,525,271	SLM Private Credit Student Loan Trust, Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .28%, 1.13%, due 12/15/38	5,932,456
2,627,472	SLM Private Credit Student Loan Trust, Series 04-A, Class B, Variable Rate, 3 mo. LIBOR + .58%, 1.43%, due 06/15/33	2,564,272
8,500,000	SLM Private Credit Student Loan Trust, Series 04-B, Class A3, Variable Rate, 3 mo. LIBOR + .33%, 1.18%, due 03/15/24	8,153,638
9,000,000	SLM Private Credit Student Loan Trust, Series 04-B, Class A4, Variable Rate, 3 mo. LIBOR + .43%, 1.28%, due 09/15/33	8,012,968
2,994,894	SLM Private Credit Student Loan Trust, Series 04-B, Class B, Variable Rate, 3 mo. LIBOR + .47%, 1.32%, due 09/15/33	2,796,602
11,776,004	SLM Private Credit Student Loan Trust, Series 05-A, Class A3, Variable Rate, 3 mo. LIBOR + .20%, 1.05%, due 06/15/23	11,423,923
6,912,409	SLM Private Credit Student Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .40%, 1.25%, due 06/15/39	6,214,918
6,000,000	SLM Private Education Loan Trust, Series 11-B, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.25%, 2.79%, due 06/16/42	6,246,638
10,070,024	SLM Private Education Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 3.79%, due 05/16/44	10,466,126
7,000,000	SLM Private Education Loan Trust, Series 14-A, Class B, 144A, 3.50%, due 11/15/44	6,741,198

	Total Student Loans	278,392,508

	Time Share — 1.4%
390,489	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	394,441
3,127,999	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	3,182,200
1,137,592	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	1,135,123
2,363,132	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	2,400,462

Par Value† / Shares	Description	Value ($)
	Asset-Backed Securities — continued
	Time Share — continued
511,541	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	523,048
1,023,503	Sierra Timeshare Receivables Funding LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	1,024,313
2,150,726	Sierra Timeshare Receivables Funding LLC, Series 12-2A, Class B, 144A, 3.42%, due 03/20/29	2,156,486
581,148	Sierra Timeshare Receivables Funding LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	580,875
2,244,005	Sierra Timeshare Receivables Funding LLC, Series 13-2A, Class B, 144A, 2.92%, due 11/20/25	2,244,072
474,734	Sierra Timeshare Receivables Funding LLC, Series 13-2A, Class C, 144A, 4.75%, due 11/20/25	464,582
2,031,711	Silverleaf Finance XV LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	2,036,953
2,746,692	Silverleaf Finance XVII LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	2,745,092
1,072,900	Westgate Resorts LLC, Series 13-1A, Class B, 144A, 3.75%, due 08/20/25	1,075,917
874,536	Westgate Resorts LLC, Series 14-AA, Class A, 144A, 6.25%, due 10/20/26	874,536

	Total Time Share	20,838,100

	Total Asset-Backed Securities	1,300,265,685

	U.S. Government Agency — 1.4%
387,151	Agency for International Development Floater (Support of Jamaica), Variable Rate, 3 mo. LIBOR + .30%, 1.26%, due 10/01/18 (a)	383,224
8,393,750	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .02%, 1.27%, due 02/01/25 (a)	8,090,206
7,500,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 1.44%, due 10/29/26 (a)	7,227,845
4,935,000	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 1.28%, due 07/01/23 (a)	4,793,313

	Total U.S. Government Agency	20,494,588

	TOTAL DEBT OBLIGATIONS (COST $1,318,368,997)	1,320,760,273

	MUTUAL FUNDS — 4.9%

	United States — 4.9%
	Affiliated Issuers — 4.9%
2,913,425	GMO U.S. Treasury Fund	72,864,766

	TOTAL MUTUAL FUNDS (COST $72,867,964)	72,864,766

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

OPTIONS PURCHASED — 0.0%

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
			Options on Credit Default Swaps — 0.0%
USD	43,800,000	12/21/2016	CDX.NA.HY.26	Fixed Spread	Pay	103.00%	CITI	29,624
USD	21,800,000	12/21/2016	CDX.NA.HY.26	Fixed Spread	Pay	103.00%	CITI	16,384
USD	8,712,000	12/21/2016	CDX.NA.HY.26	Fixed Spread	Pay	104.50%	DB	17,530
USD	52,872,000	12/21/2016	CDX.NA.IG.26	Fixed Spread	Pay	80.00%	BOA	7,705
USD	30,345,000	01/18/2017	CDX.NA.HY.27	Fixed Spread	Pay	103.50%	CSI	192,368

					TOTAL OPTIONS PURCHASED (COST $2,138,631)			263,611

Shares / Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.0%

	Money Market Funds — 0.8%
11,917,472	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.26% (b)	11,917,472

	U.S. Government — 5.2%
7,000,000	U.S. Treasury Bill, 0.44%, due 02/09/17 (c)	6,994,022
6,250,000	U.S. Treasury Bill, 0.55%, due 04/20/17 (c)	6,236,713
44,500,000	U.S. Treasury Bill, 0.56%, due 04/27/17 (c)	44,399,830
20,000,000	U.S. Treasury Bill, 0.60%, due 05/25/17 (c)	19,942,720

	Total U.S. Government	77,573,285

	TOTAL SHORT-TERM INVESTMENTS (COST $89,499,230)	89,490,757

	TOTAL INVESTMENTS — 99.8% (Cost $1,482,874,822)	1,483,379,407
	Other Assets and Liabilities (net) — 0.2%	2,675,279

	TOTAL NET ASSETS — 100.0%	$1,486,054,686

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
02/21/2017	MSCI	EUR	9,973,607	USD	10,700,035	$85,463
02/21/2017	MSCI	USD	830,812	EUR	774,408	(6,636)

						$78,827

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Written Options

Written Options on Credit Default Swaps

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Counterparty	Premiums	Value ($)
USD	52,872,000	12/21/2016	CDX.NA.IG.26	Fixed Spread	Receive	67.50%	BOA	$55,516	$(65,651)
USD	30,439,500	12/21/2016	CDX.NA.IG.26	Fixed Spread	Pay	75.00%	GS	144,588	(7,767)
USD	30,439,500	12/21/2016	CDX.NA.IG.26	Fixed Spread	Receive	75.00%	GS	69,250	(117,664)
USD	8,712,000	12/21/2016	CDX.NA.HY.26	Fixed Spread	Pay	95.00%	DB	21,780	(43)
USD	43,430,000	12/21/2016	CDX.NA.HY.27	Fixed Spread	Pay	98.00%	BOA	138,976	(12,076)
USD	52,872,000	12/21/2016	CDX.NA.IG.26	Fixed Spread	Pay	110.00%	BOA	66,090	(582)
USD	30,345,000	03/15/2017	CDX.NA.HY.27	Fixed Spread	Pay	95.00%	CSI	130,483	(62,521)

								$626,683	$(266,304)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
26,040,000	USD	6/20/2017	GS	(Pay)	5.00%	0.4%	MBIA, Inc.	NA		$51,883
21,650,000	USD	12/20/2017	GS	(Pay)	5.00%	0.32%	MBIA, Inc.	NA		(23,573)
88,035,000	EUR	12/20/2020	JPM	Receive	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	88,035,000	EUR	(284,818)
4,400,000	USD	12/22/2020	BOA	(Pay)	5.00%	1.00%	CDX.NA.HYS25.V1-5Y	NA		(410,548)
4,343,000	USD	12/22/2020	JPM	(Pay)	5.00%	1.00%	CDX.NA.HYS25.V1-5Y	NA		(14,191)
4,400,000	USD	12/22/2020	BOA	(Pay)	1.00%	1.00%	CDX.NA.IGS25.V1-5Y	NA		(435,744)
4,300,000	USD	12/22/2020	CITI	(Pay)	1.00%	1.00%	CDX.NA.IGS25.V1-5Y	NA		(279,402)
17,550,000	EUR	12/22/2020	BOA	(Pay)	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	NA		(138,995)
6,581,250	EUR	12/20/2020	GS	(Pay)	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	NA		(52,879)
43,875,000	EUR	12/20/2020	GS	Receive	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	43,875,000	EUR	(134,238)
3,290,625	EUR	12/22/2020	GS	(Pay)	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	NA		(102,470)
28,672,500	EUR	12/22/2020	BOA	Receive	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	28,672,500	EUR	(91,658)
8,775,000	EUR	12/22/2020	BOA	(Pay)	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	NA		(262,119)
156,546,000	USD	6/22/2021	CSS (d)	(Pay)	1.00%	0.66%	CDX.NA.IGS26.V1-5Y	NA		(658,607)
18,513,000	EUR	6/22/2021	CSS (d)	(Pay)	1.00%	0.73%	ITRAXX-EUROPES25V1-5Y	NA		(46,132)
8,903,600	USD	12/21/2021	CSS (d)	(Pay)	5.00%	3.92%	CDX.NA.HYS27.V1-5Y	NA		(105,249)
25,980,000	USD	12/21/2021	MSCS	(Pay)	1.00%	1.00%	CDX.NA.IGS27.V1-5Y	NA		(7,447)
22,155,000	USD	12/21/2021	CSS (d)	(Pay)	1.00%	0.73%	CDX.NA.IGS27.V1-5Y	NA		(6,863)
17,433,000	USD	12/21/2021	GS	(Pay)	1.00%	1.00%	CDX.NA.IGS27.V1-5Y	NA		(57,297)
86,700,000	EUR	12/21/2021	CSS (d)	(Pay)	1.00%	0.8%	ITRAXX-EUROPES26V1-5Y	NA		403,783
173,400,000	EUR	12/21/2021	BOA	Receive	1.00%	1.06%	ITRAXX-EUROPES26V1-5Y	173,400,000	EUR	(639,981)

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
86,970,000	USD	6/23/2026	CSS (d)	Receive	1.00%	1.14%	CDX.NA.IGS26.V1-10Y	86,970,000	USD	$684,144
4,400,000	USD	1/17/2047	GS	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		(78,966)
13,270,000	USD	1/17/2047	MSCS	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		(103,705)
4,505,000	USD	1/17/2047	BOA	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		(12,698)
26,609,000	USD	1/17/2047	DB	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		(111,551)
34,800,000	USD	1/17/2047	CSI	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		(47,875)
10,000,000	USD	1/18/2047	GS	(Pay)	0.50%	3.00%	CMBX.NA.AAA.7	NA		(30,758)
3,384,000	USD	10/17/2057	MSCS	(Pay)	1.00%	1%	CMBX.NA.AS.8	NA		(76,255)
10,400,400	USD	10/17/2057	CITI	(Pay)	0.50%	0.5%	CMBX.NA.AAA.8	NA		(33,432)
874,200	USD	9/18/2058	GS	(Pay)	0.50%	0.5%	CMBX.NA.AAA.9	NA		(23,133)
4,400,000	USD	9/18/2058	DB	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.9	NA		(279,098)
1,760,000	USD	9/18/2058	GS	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.9	NA		(78,216)
6,347,000	USD	5/11/2063	GS	(Pay)	5.00%	1.00%	CMBX.NA.BB.6	NA		76,314
14,963,600	USD	5/11/2063	GS	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.6	NA		(531,964)
8,715,000	USD	5/12/2063	DB	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.6	NA		74,091

										$(3,869,647)

							Premiums to (Pay) Receive			$12,501,234

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2016, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
54,920,000	USD	3/15/2018	CSS (f)	(Pay)	1.25%	3 Month USD LIBOR	$106,305
45,220,000	USD	3/15/2019	CSS (f)	(Pay)	1.25%	3 Month USD LIBOR	311,922
10,495,000	USD	3/10/2021	CSS (g)	(Pay)	1.27%	3 Month USD LIBOR	200,332
7,392,000	USD	3/16/2021	CSS (g)	(Pay)	1.75%	3 Month USD LIBOR	182,754
12,795,000	USD	3/15/2022	CSS (f)	(Pay)	1.50%	3 Month USD LIBOR	308,517
10,747,000	USD	10/30/2023	CSS (f)	(Pay)	1.47%	3 Month USD LIBOR	374,699
7,100,000	USD	11/8/2023	CSS (f)	(Pay)	1.44%	3 Month USD LIBOR	261,071
8,919,000	USD	11/20/2023	CSS (f)	(Pay)	1.90%	3 Month USD LIBOR	61,669
23,122,000	USD	4/16/2025	CSS (g)	(Pay)	2.00%	3 Month USD LIBOR	332,695

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
4,092,000	USD	5/19/2026	CSS (g)	(Pay)	1.65%	3 Month USD LIBOR	$197,166
1,069,000	USD	6/10/2026	CSS (g)	(Pay)	1.60%	3 Month USD LIBOR	56,946
8,168,000	USD	7/20/2026	CSS (g)	(Pay)	1.42%	3 Month USD LIBOR	541,252
5,928,000	USD	8/17/2026	CSS (g)	(Pay)	1.46%	3 Month USD LIBOR	405,333

							$3,340,661

						Premiums to (Pay) Receive	$(589,148)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the interest rates at November 30, 2016, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

◆	These securities are primarily backed by subprime mortgages.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(c)	The rate shown represents yield-to-maturity.

(e)	Swap was cleared through the Intercontinental Exchange, Inc.

(f)	Swap was cleared through LCH.Clearnet Group Ltd.

(g)	Swap was cleared through the CME Group Inc.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSI - Credit Suisse International

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

MSCS - Morgan Stanley Capital Services LLC

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 88.2%

		Albania — 0.9%
		Foreign Government Obligations
	49,649,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	35,924,324

		Angola — 0.5%
		Foreign Government Obligations
	23,000,000	Republic of Angola, Reg S, 9.50%, due 11/12/25	21,332,500

		Argentina — 4.2%
		Foreign Government Obligations
	1,200,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	822,000
EUR	8,008,646	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	8,148,442
	40,308,593	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	40,006,278
	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	11,164,086
EUR	96,430,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	55,699,713
EUR	67,050,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	39,439,923
	12,500,000	Republic of Argentina, Reg S, 7.63%, due 04/22/46 (c)	11,843,750

		Total Argentina	167,124,192

		Armenia — 0.5%
		Foreign Government Obligations
	21,300,000	Republic of Armenia, Reg S, 7.15%, due 03/26/25	21,747,300

		Azerbaijan — 0.4%
		Foreign Government Agency — 0.3%
	4,750,000	Southern Gas Corridor CJSC, Reg S, 6.88%, due 03/24/26	5,039,750
	7,500,000	State Oil Company of the Azerbaijan Republic, Reg S, 6.95%, due 03/18/30	7,518,750

			12,558,500

		Foreign Government Obligations — 0.1%
	4,000,000	Republic of Azerbaijan International Bond, Reg S, 4.75%, due 03/18/24	3,955,000

		Total Azerbaijan	16,513,500

		Bahrain — 0.8%
		Foreign Government Obligations
	40,750,000	Bahrain Government International Bond, Reg S, 6.00%, due 09/19/44	32,549,062

		Belize — 0.3%
		Foreign Government Obligations
	32,486,300	Republic of Belize, Reg S, Step Up, 5.00%, due 02/20/38	12,669,657

Par Value†		Description	Value ($)
		Bosnia & Herzegovina — 0.1%
		Foreign Government Obligations
DEM	4,041,240	Bosnia & Herzegovina, Series A, Variable Rate, 0.63%, due 12/11/17	2,075,709

		Brazil — 3.0%
		Foreign Government Agency — 2.1%
GBP	5,795,000	Petrobras Global Finance BV, 6.25%, due 12/14/26	6,570,948
GBP	12,225,000	Petrobras Global Finance BV, 6.63%, due 01/16/34	12,925,048
	79,900,000	Petrobras Global Finance BV, 6.85%, due 06/05/2115	62,821,375

			82,317,371

		Foreign Government Obligations — 0.9%
	4,435,000	Republic of Brazil, 8.25%, due 01/20/34	5,155,688
	21,897,000	Republic of Brazil, 7.13%, due 01/20/37	22,882,365
	10,000,000	Republic of Brazil, 5.63%, due 02/21/47	8,662,500

			36,700,553

		Total Brazil	119,017,924

		Cameroon — 0.6%
		Foreign Government Obligations
	24,000,000	Republic of Cameroon International Bond, Reg S, 9.50%, due 11/19/25	25,290,000

		Chile — 0.9%
		Corporate Debt — 0.5%
	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	19,868,750

		Foreign Government Agency — 0.4%
	16,500,000	Corp Nacional del Cobre de Chile, Reg S, 4.50%, due 09/16/25	16,582,170

		Total Chile	36,450,920

		China — 0.8%
		Foreign Government Agency
	33,000,000	Export-Import Bank of China via Avi Funding Co. Ltd. (The), Reg S, 3.80%, due 09/16/25	33,495,000

		Colombia — 1.6%
		Foreign Government Agency — 0.9%
	36,500,000	Ecopetrol SA, 7.38%, due 09/18/43	35,058,250

		Foreign Government Obligations — 0.7%
	25,000,000	Colombia Government International Bond, 5.63%, due 02/26/44	24,937,500
	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (a)	5,506,242

			30,443,742

		Total Colombia	65,501,992

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	Congo Republic (Brazzaville) — 1.5%
	Foreign Government Obligations
92,115,116	Republic of Congo, Reg S, Step Up, 4.00%, due 06/30/29	58,703,582

	Costa Rica — 1.2%
	Foreign Government Agency — 0.3%
15,045,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	12,938,700

	Foreign Government Obligations — 0.9%
37,000,000	Costa Rica Government International Bond, Reg S, 7.16%, due 03/12/45	34,502,500

	Total Costa Rica	47,441,200

	Croatia — 1.0%
	Foreign Government Obligations
24,000,000	Croatia Government International Bond, Reg S, 5.50%, due 04/04/23	25,224,000
13,970,000	Croatia Government International Bond, Reg S, 6.00%, due 01/26/24	15,101,570

	Total Croatia	40,325,570

	Dominican Republic — 3.0%
	Asset-Backed Securities — 0.5%
22,621,213	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24 (a)	21,839,564

	Foreign Government Agency — 0.2%
7,370,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	7,348,295

	Foreign Government Obligations — 2.3%
38,607,000	Dominican Republic Discount Bond, Variable Rate, 2.13%, due 08/30/24	36,097,545
10,000,000	Dominican Republic International Bond, Reg S, 7.45%, due 04/30/44	10,075,000
28,000,000	Dominican Republic International Bond, Reg S, 6.85%, due 01/27/45	26,460,000
15,200,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	17,024,000

		89,656,545

	Total Dominican Republic	118,844,404

	Ecuador — 0.4%
	Foreign Government Obligations
17,500,000	Ecuador Government International Bond, Reg S, 7.95%, due 06/20/24	15,968,750

	El Salvador — 0.3%
	Foreign Government Obligations
13,203,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	11,321,573

Par Value†		Description	Value ($)
		Ethiopia — 0.3%
		Foreign Government Obligations
	14,000,000	Federal Democratic Republic of Ethiopia, Reg S, 6.63%, due 12/11/24	12,460,000

		Gabon — 0.8%
		Foreign Government Obligations
	33,000,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	28,916,250
	4,500,000	Gabonese Republic, Reg S, 6.95%, due 06/16/25	3,948,750

		Total Gabon	32,865,000

		Ghana — 0.6%
		Foreign Government Obligations
	8,000,000	Republic of Ghana, Reg S, 7.88%, due 08/07/23	7,420,000
	15,000,000	Republic of Ghana, Reg S, 10.75%, due 10/14/30	16,837,500

		Total Ghana	24,257,500

		Greece — 0.5%
		Foreign Government Obligations
EUR	28,882,000	Hellenic Republic Government Bond, Reg S, Step Up, 3.00%, due 02/24/36	20,749,136

		Grenada — 0.2%
		Foreign Government Obligations
	12,043,610	Grenada Government International Bond, Reg S, Step Up, 7.00%, due 05/12/30	6,383,113

		Guatemala — 0.5%
		Foreign Government Obligations
	15,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	19,859,375

		Honduras — 0.5%
		Foreign Government Obligations
	20,875,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	21,628,901

		Hungary — 0.4%
		Foreign Government Obligations
	11,792,000	Hungary Government International Bond, 7.63%, due 03/29/41	16,556,793

		Iceland — 0.3%
		Foreign Government Obligations
	11,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	12,598,619

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†		Description	Value ($)
		Indonesia — 3.5%
		Foreign Government Agency — 1.3%
	28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	34,357,188
	14,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41 (c)	14,868,000

			49,225,188

		Foreign Government Obligations — 2.2%
	43,091,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	51,547,609
	35,780,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	36,942,850

			88,490,459

		Total Indonesia	137,715,647

		Iraq — 0.3%
		Foreign Government Obligations
	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	11,925,000

		Israel — 1.1%
		Foreign Government Agency
JPY	2,500,000,000	Israel Electric Corp., Ltd., 4.10%, due 01/14/32	21,852,192
	7,243,000	Israel Electric Corp., Ltd., Reg S, 7.88%, due 12/15/26	8,854,567
	12,143,000	Israel Electric Corp., Ltd., Reg S, 8.10%, due 12/15/96	14,085,880

		Total Israel	44,792,639

		Ivory Coast — 0.8%
		Foreign Government Obligations
	32,932,350	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	30,462,424

		Jamaica — 0.5%
		Foreign Government Agency — 0.1%
	4,000,000	National Road Operating & Construction Co., Ltd., Reg S, 9.38%, due 11/10/24	4,660,000

		Foreign Government Obligations — 0.4%
	12,500,000	Jamaica Government International Bond, 7.88%, due 07/28/45	13,203,125

		Total Jamaica	17,863,125

		Jordan — 0.3%
		Foreign Government Obligations
	10,000,000	Jordan Government International Bond, Reg S, 6.13%, due 01/29/26	10,112,500

		Kazakhstan — 1.2%
		Foreign Government Obligations
	43,400,000	Kazakhstan Government International Bond, Reg S, 6.50%, due 07/21/45	48,000,400

Par Value†		Description	Value ($)
		Kenya — 0.4%
		Foreign Government Obligations
	17,000,000	Kenya Government International Bond, Reg S, 6.88%, due 06/24/24	16,171,250

		Macedonia — 0.5%
		Foreign Government Obligations
EUR	11,000,000	FYR Macedonia, Reg S, 3.98%, due 07/24/21	11,658,347
EUR	8,600,000	Macedonia Government International Bond, Reg S, 5.63%, due 07/26/23	9,374,066

		Total Macedonia	21,032,413

		Malaysia — 0.6%
		Foreign Government Agency
	25,000,000	Petronas Capital, Ltd., Reg S, 4.50%, due 03/18/45	24,514,402

		Mexico — 8.5%
		Foreign Government Agency — 2.9%
	51,000,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	46,665,000
	9,000,000	Petroleos Mexicanos, 6.50%, due 06/02/41	7,922,700
	10,500,000	Petroleos Mexicanos, 6.38%, due 01/23/45	8,912,400
	46,900,000	Petroleos Mexicanos, 5.63%, due 01/23/46	36,220,870
	21,000,000	Petroleos Mexicanos, Reg S, 6.75%, due 09/21/47	18,314,520

			118,035,490

		Foreign Government Obligations — 5.6%
	183,348,000	United Mexican States, 5.75%, due 10/12/2110	164,554,830
GBP	46,503,000	United Mexican States, 5.63%, due 03/19/2114	57,803,717

			222,358,547

		Total Mexico	340,394,037

		Mongolia — 0.4%
		Foreign Government Obligations
	17,100,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	13,936,500

		Morocco — 0.7%
		Foreign Government Agency
	30,000,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44	29,550,000

		Mozambique — 0.1%
		Foreign Government Obligations
	4,500,000	Mozambique International Bond, Reg S, 10.50%, due 01/18/23 (c)	2,880,000

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	Nigeria — 0.1%
	Foreign Government Obligations
5,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23 (c)	5,022,000

	Oman — 0.2%
	Foreign Government Obligations
10,000,000	Oman Government International Bond, Reg S, 4.75%, due 06/15/26	9,725,000

	Pakistan — 1.0%
	Foreign Government Obligations
40,500,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	38,981,250

	Panama — 1.0%
	Foreign Government Agency — 0.3%
13,600,000	AES Panama SRL, Reg S, 6.00%, due 06/25/22	13,923,000

	Foreign Government Obligations — 0.7%
7,295,000	Panama Government International Bond, 8.13%, due 04/28/34	9,547,331
18,908,000	Panama Government International Bond, 4.30%, due 04/29/53	17,159,010

		26,706,341

	Total Panama	40,629,341

	Paraguay — 0.2%
	Foreign Government Obligations
8,000,000	Republic of Paraguay, Reg S	7,940,000

	Peru — 1.5%
	Foreign Government Agency — 0.3%
12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	10,018,630

	Foreign Government Obligations — 1.2%
5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27 (a)	4,950,000
39,120,000	Republic of Peru, 5.63%, due 11/18/50	44,596,800

		49,546,800

	Total Peru	59,565,430

	Philippines — 3.4%
	Foreign Government Agency — 2.5%
25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	35,724,917
40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	62,921,030

		98,645,947

	Foreign Government Obligations — 0.9%
27,354,000	Republic of Philippines, 6.38%, due 01/15/32	35,149,890

	Total Philippines	133,795,837

Par Value†		Description	Value ($)
		Poland — 0.2%
		Foreign Government Obligations
	7,500,000	Poland Government International Bond, 3.25%, due 04/06/26	7,256,250

		Romania — 0.4%
		Foreign Government Obligations
	14,594,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44	17,366,860

		Russia — 4.6%
		Foreign Government Agency — 2.4%
	30,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	29,250,000
	38,800,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	48,112,000
	15,700,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.13%, due 10/29/22	15,715,700

			93,077,700

		Foreign Government Obligations — 2.2%
	19,800,000	Russian Foreign Bond, Reg S, 5.63%, due 04/04/42	20,889,000
	62,200,000	Russian Foreign Bond, Reg S, 5.88%, due 09/16/43	67,580,300

			88,469,300

		Total Russia	181,547,000

		Rwanda — 0.1%
		Foreign Government Obligations
	5,000,000	Rwanda International Government Bond, Reg S, 6.63%, due 05/02/23	4,887,175

		Serbia — 0.1%
		Foreign Government Obligations
	2,718,803	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	2,745,991

		South Africa — 0.6%
		Foreign Government Agency
ZAR	163,000,000	Eskom Holdings SOC, Ltd., Zero Coupon, due 12/31/32	1,678,921
	19,000,000	Eskom Holdings SOC, Ltd., Reg S, 7.13%, due 02/11/25	18,620,000
ZAR	20,000,000	Transnet, Ltd., 13.50%, due 04/18/28	1,575,180

		Total South Africa	21,874,101

		Sri Lanka — 1.2%
		Foreign Government Obligations
	19,000,000	Sri Lanka Government International Bond, Reg S, 6.13%, due 06/03/25	18,216,250
	17,000,000	Sri Lanka Government International Bond, Reg S, 6.85%, due 11/03/25	17,042,500
	13,500,000	Sri Lanka Government International Bond, Reg S, 6.83%, due 07/18/26	13,516,875

		Total Sri Lanka	48,775,625

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†		Description	Value ($)
		Suriname — 0.4%
		Foreign Government Obligations
	15,496,000	Republic of Suriname, 144A, 9.25%, due 10/26/26	15,418,520

		Thailand — 0.2%
		Foreign Government Agency
	7,000,000	PTT PCL, Reg S, 4.50%, due 10/25/42	6,578,353

		Trinidad And Tobago — 0.6%
		Corporate Debt — 0.2%
	7,000,000	Trinidad Generation UnLtd, 144A, 5.25%, due 11/04/27	6,840,890

		Foreign Government Agency — 0.2%
	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	6,480,000

		Foreign Government Obligations — 0.2%
	10,000,000	Trinidad & Tobago Government International Bond, Reg S, 4.50%, due 08/04/26	9,612,500

		Total Trinidad And Tobago	22,933,390

		Tunisia — 1.6%
		Foreign Government Agency
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	46,103,754
JPY	2,500,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31	15,827,543

		Total Tunisia	61,931,297

		Turkey — 4.1%
		Foreign Government Agency — 0.3%
	12,800,000	Export Credit Bank of Turkey, 144A, 5.38%, due 10/24/23	12,032,000

		Foreign Government Obligations — 3.8%
	69,302,000	Republic of Turkey, 6.75%, due 05/30/40	69,752,463
	84,191,000	Republic of Turkey, 6.00%, due 01/14/41	77,140,004
	3,700,000	Turkey Government International Bond, 6.63%, due 02/17/45	3,658,375

			150,550,842

		Total Turkey	162,582,842

		Ukraine — 1.2%
		Foreign Government Agency — 0.2%
	7,900,000	Oschadbank Via SSB #1 Plc, Reg S, Step Up, 9.63%, due 03/20/25	7,149,500

		Foreign Government Obligations — 1.0%
	2,957,000	Ukraine Government International Bond, 144A, 7.75%, due 09/01/19 (c)	2,864,594
	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/21	5,650,336

Par Value†	Description	Value ($)
	Ukraine — continued
	Foreign Government Obligations — continued
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/22	5,582,622
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/23	5,514,909
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/24	5,432,148
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/25	5,394,529
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26	5,387,005
6,869,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/27	6,096,237

		41,922,380

	Total Ukraine	49,071,880

	United States — 10.9%
	Asset-Backed Securities — 0.7%
2,019,212	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 1.02%, due 05/15/24	434,131
7,218,033	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. LIBOR + .24%, 0.78%, due 12/15/35 ◆	6,825,227
3,747,896	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. LIBOR + .24%, 0.78%, due 12/15/35 ◆	3,288,146
2,974,177	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, A, Variable Rate, 1 mo. LIBOR + .20%, 0.74%, due 05/15/36 ◆	2,555,527
11,296,514	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 0.74%, due 11/25/36 ◆	5,149,986
11,447,134	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .22%, 0.81%, due 11/25/36 ◆	5,276,876
6,198,022	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR + .36%, 0.95%, due 04/25/37 ◆	2,943,295

		26,473,188

	U.S. Government — 10.2%
74,662,000	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (d)	74,751,818
20,000,000	U.S. Treasury Note, 0.75%, due 03/15/17 (e)	20,015,440
30,000,000	U.S. Treasury Note, 0.63%, due 06/30/17	29,991,810
50,000,000	U.S. Treasury Note, 1.88%, due 09/30/17 (c)(e)	50,431,650
10,000,000	U.S. Treasury Note, 0.88%, due 10/15/17	10,003,120
10,000,000	U.S. Treasury Note, 0.75%, due 10/31/17	9,991,020

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	U.S. Government — continued
17,000,000	U.S. Treasury Note, 0.63%, due 11/30/17	16,954,185
10,000,000	U.S. Treasury Note, 2.25%, due 11/30/17	10,131,640
25,000,000	U.S. Treasury Note, 0.88%, due 01/15/18	24,979,500
160,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	159,556,320

		406,806,503

	Total United States	433,279,691

	Uruguay — 1.1%
	Foreign Government Obligations
51,000,000	Uruguay Government International Bond, 5.10%, due 06/18/50	45,645,000

	Venezuela — 7.1%
	Foreign Government Agency — 4.5%
138,893,000	Electricidad de Caracas Finance BV, Reg S, 8.50%, due 04/10/18	84,433,055
176,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24	65,357,600
80,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26	28,916,000

		178,706,655

	Foreign Government Obligations — 2.6%
20,028,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	9,963,930
63,611,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	28,306,895
152,093,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	67,681,385

		105,952,210

	Total Venezuela	284,658,865

	Vietnam — 0.5%
	Foreign Government Agency — 0.4%
23,804,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	13,687,300

	Foreign Government Obligations — 0.1%
5,000,000	Socialist Republic of Vietnam, Series 30 Yr., Variable Rate, 2.06%, due 03/13/28	4,350,000

	Total Vietnam	18,037,300

	Zambia — 0.9%
	Foreign Government Obligations
29,360,000	Zambia Government International Bond, Reg S, 8.50%, due 04/14/24	27,488,300
7,700,000	Zambia Government International Bond, Reg S, 8.97%, due 07/30/27	7,238,000

	Total Zambia	34,726,300

	TOTAL DEBT OBLIGATIONS (COST $3,572,975,063)	3,513,981,231

Par Value†		Description	Value ($)
		LOAN ASSIGNMENTS — 0.1%

		Indonesia
	4,368,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + 0.88%, 2.13%, due 12/14/19	4,100,678
	952,163	Republic of Indonesia Loan Agreement, dated September 14, 1994, 6 mo. LIBOR + 0.75%, 1.68%, due 12/01/19	871,230
EUR	824,498	Republic of Indonesia, Indonesia Paris Club Debt, due 06/01/21	703,444

		TOTAL LOAN ASSIGNMENTS (COST $5,648,551)	5,675,352

		LOAN PARTICIPATIONS — 1.7%

		Angola — 0.9%
	26,062,500	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 7.18%, due 12/20/23	21,631,875
	16,875,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/20/23	14,006,250

		Total Angola	35,638,125

		Egypt — 0.0%
CHF	113,117	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (a)	94,686

		Indonesia — 0.1%
	4,693,433	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + .88%, 2.11%, due 09/29/19	4,294,491

		Iraq — 0.5%
JPY	3,332,755,050	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Variable Rate, due 01/01/28	17,623,947
JPY	435,464,944	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Variable Rate, due 01/01/28	2,303,724

		Total Iraq	19,927,671

		Russia — 0.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (a) (f)	1,347,872

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value† / Shares		Description	Value ($)
		Vietnam — 0.1%
JPY	532,049,391	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.60%, due 09/01/17	4,272,951

		TOTAL LOAN PARTICIPATIONS (COST $90,652,347)	65,575,796

		MUTUAL FUNDS — 2.6%

		United States — 2.6%
		Affiliated Issuers — 2.6%
	568,012	GMO Debt Opportunities Fund, Class VI	14,654,702
	3,611,117	GMO U.S. Treasury Fund	90,314,046

		TOTAL MUTUAL FUNDS (COST $102,163,328)	104,968,748

		RIGHTS/WARRANTS — 1.0%

		Argentina — 0.8%
EUR	298,220,524	Republic of Argentina GDP Linked, Expires 12/15/35	30,658,687

		Nigeria — 0.1%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20	2,093,750

		Ukraine — 0.1%
	13,276,200	Government of Ukraine GDP Linked, 144A, Expires 05/31/40	3,883,289

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (a)	—

		Venezuela — 0.0%
	959,065	Republic of Venezuela Oil Warrants, Expires 04/15/20	1,918,130

		TOTAL RIGHTS/WARRANTS (COST $50,000,531)	38,553,856

Shares / Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.3%

	Money Market Funds — 0.3%
9,749,582	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.26% (g)	9,749,582

	U.S. Government — 6.0%
10,000,000	U.S. Treasury Bill, 0.44%, due 02/09/17 (h)	9,991,460
12,000,000	U.S. Treasury Bill, 0.53%, due 04/13/17 (h)	11,976,864
52,000,000	U.S. Treasury Bill, 0.59%, due 05/18/17 (h)	51,859,444
20,000,000	U.S. Treasury Note, 0.88%, due 02/28/17	20,020,820
25,000,000	U.S. Treasury Note, 1.00%, due 03/31/17 (e)	25,041,075
50,000,000	U.S. Treasury Note, 0.88%, due 04/30/17	50,067,100
30,000,000	U.S. Treasury Note, 0.88%, due 05/15/17	30,035,160
21,500,000	U.S. Treasury Note, 0.63%, due 05/31/17	21,497,485
10,000,000	U.S. Treasury Note, 0.88%, due 07/15/17	10,010,550
10,000,000	U.S. Treasury Note, 0.63%, due 08/31/17	9,988,280

	TOTAL U.S. GOVERNMENT (COST $240,507,903)	240,488,238

	TOTAL SHORT-TERM INVESTMENTS (COST $250,257,485)	250,237,820

	TOTAL INVESTMENTS — 99.9% (Cost $4,071,697,305)	3,978,992,803
	Other Assets and Liabilities (net) — 0.1%	4,578,762

	TOTAL NET ASSETS — 100.0%	$3,983,571,565

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
02/21/2017	MSCI	EUR	52,000,000	USD	55,787,420	$445,583
02/21/2017	JPM	GBP	6,000,000	USD	7,489,496	(33,432)

						$412,151

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Reverse Repurchase Agreements (i)

Face Value		Description	Value ($)
USD	4,009,500	JP Morgan Securities, Inc., 0.25%, dated 10/03/16, (collateral: Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23), to be repurchased on demand at face value plus accrued interest.	$(4,009,500)
USD	2,956,711	JP Morgan Securities, Inc., 0.25%, dated 10/25/16, (collateral: Ukraine Government International Bond, 144a, 7.75%, due 09/01/19), to be repurchased on demand at face value plus accrued interest.	(2,956,711)
USD	2,897,667	JP Morgan Securities, Inc., 0.50%, dated 11/21/16, (collateral: Mozambique International Bond, Reg S, 10.50%, due 01/18/23), to be repurchased on demand at face value plus accrued interest.	(2,897,667)
USD	12,851,208	JP Morgan Securities, Inc., 0.15%, dated 10/03/16, (collateral: Pertamina Persero PT, Reg S, 6.50%, due 05/27/41), to be repurchased on demand at face value plus accrued interest.	(12,851,208)
USD	12,350,608	JP Morgan Securities, Inc., 0.50%, dated 11/29/16, (collateral: Republic of Argentina, Reg S, 7.63%, due 04/22/46), to be repurchased on demand at face value plus accrued interest.	(12,350,608)

			$(35,065,694)

		Average balance outstanding	$(24,212,826)
		Average interest rate	0.28%
		Maximum balance outstanding	$(45,128,831)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Credit Linked Options

Principal Amount			Expiration Date	Description	Premiums	Value ($)
Put Sold	USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option, Fund receives premium of 0.50% (OTC) (CP-DB) (a)	$1,179,722	$78,186
Put Sold	USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (a)	1,073,333	42,067
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (a)	1,064,777	32,552
Put Sold	USD	45,000,000	01/20/2021	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (a)	273,438	25,552
Put Sold	USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.30% (OTC) (CP-DB) (a)	417,817	(296,258)
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.44% (OTC) (CP-DB) (a)	1,819,889	(2,134,488)

					$5,828,976	$(2,252,389)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
19,500,000	USD	3/20/2017	DB	Receive	5.00%	53.37%	Bolivarian Republic of Venezuela	19,500,000	USD	$(223,720)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	0.17%	Republic of Peru	32,000,000	PEN	64,430
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	0.40%	Republic of Peru	NA		(20,060)
4,500,000	USD	7/20/2017	JPM	Receive	3.30%	2.25%	Republic of Jamaica	4,500,000	USD	29,534

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	3.87%	Republic of Macedonia	5,400,000	EUR	$1,026,344
44,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.37%	Republic of Croatia	NA		(3,252,564)
50,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.57%	Republic of Brazil	NA		(301,171)
6,000,000	USD	6/20/2020	DB	Receive	1.00%	2.22%	Commonwealth of Bahamas	6,000,000	USD	601,457
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	2.09%	Commonwealth of Bahamas	NA		(5,488,056)
57,000,000	USD	12/20/2020	DB	Receive	1.00%	2.39%	Commonwealth of Bahamas	57,000,000	USD	5,267,063
10,000,000	USD	12/20/2022	JPM	Receive	1.00%	1.83%	Republic of Malaysia	10,000,000	USD	372,974
15,000,000	USD	12/20/2022	JPM	Receive	1.00%	1.90%	Indonesia	15,000,000	USD	924,182
200,000,000	USD	6/20/2023	DB	(Pay)	1.00%	2.44%	Republic of Croatia	NA		(24,962,753)
160,000,000	EUR	6/20/2023	DB	Receive	1.00%	2.44%	Republic of Croatia	160,000,000	EUR	31,614,369
40,000,000	USD	6/20/2023	JPM	Receive	1.00%	2.44%	Republic of Croatia	40,000,000	USD	3,041,620
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.30%	Commonwealth of Bahamas	6,000,000	USD	402,197
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.30%	Commonwealth of Bahamas	3,000,000	USD	210,660
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	2.76%	Republic of South Africa	25,000,000	USD	1,210,257
20,000,000	USD	3/20/2024	JPM	Receive	1.00%	1.99%	Republic of Malaysia	20,000,000	USD	(321,954)
22,750,000	USD	6/20/2024	JPM	Receive	1.00%	3.44%	Republic of Brazil	22,750,000	USD	(1,241,571)
27,250,000	USD	6/20/2024	JPM	Receive	1.00%	3.44%	Republic of Brazil	27,250,000	USD	(2,072,913)
60,000,000	USD	6/20/2024	JPM	Receive	1.00%	1.51%	Peoples Republic of China	60,000,000	USD	375,719
25,000,000	USD	3/20/2025	GS	Receive	1.00%	1.56%	Republic of China	25,000,000	USD	(266,872)
91,000,000	USD	6/20/2025	DB	Receive	1.00%	3.30%	Commonwealth of Bahamas	91,000,000	USD	3,480,792
68,000,000	EUR	6/20/2025	DB	(Pay)	1.00%	3.00%	Commonwealth of Bahamas	NA		(4,564,842)
10,000,000	USD	6/20/2025	GS	Receive	1.00%	2.21%	Indonesia	10,000,000	USD	103,294
25,000,000	USD	6/20/2025	GS	Receive	1.00%	2.21%	Indonesia	25,000,000	USD	463,334
20,000,000	USD	6/20/2025	GS	Receive	1.00%	1.58%	Republic of China	20,000,000	USD	(276,276)
21,000,000	USD	6/20/2026	GS	Receive	1.00%	2.97%	Republic of South Africa	21,000,000	USD	870,535
10,000,000	USD	12/22/2026	GS	Receive	1.00%	3.00%	Republic of South Africa	10,000,000	USD	113,928
40,000,000	USD	3/20/2030	JPM	Receive	1.00%	3.64%	Republic of Brazil	40,000,000	USD	(3,807,249)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	2.51%	United Mexican States	NA		522,813

										$3,895,501

							Premiums to (Pay) Receive			$(42,434,983)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2016, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Cross-Currency Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
120,000,000	EUR	9/11/2020	JPM	3 Month EURIBOR plus a spread of (0.35)%	3 Month USD LIBOR	$8,010,718

					Premiums to (Pay) Receive	$—

Cross-Currency Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
14,000,000,000	JPY	4/28/2025	GS	(Pay)	(0.22)%	3 Month USD LIBOR	$6,972,269
50,000,000	GBP	3/10/2026	JPM	(Pay)	1.17%	3 Month USD LIBOR	4,104,002

							$11,076,271

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
70,000,000	USD	9/1/2045	JPMF (j)	(Pay)	2.69%	3 Month USD LIBOR	$(2,631,906)

							$(2,631,906)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CJSC - Closed Joint-Stock Company

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the interest rates at November 30, 2016, which are subject to change based on the terms of the security.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

†	Denominated in U.S. Dollar, unless otherwise indicated.

◆	These securities are primarily backed by subprime mortgages.

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Security is backed by U.S. Treasury Bonds.

(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(d)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(f)	Security is in default.

(g)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(h)	The rate shown represents yield-to-maturity.

(i)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

(j)	Swap was cleared through the CME Group Inc.

Counterparty Abbreviations:

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

JPMF - J.P. Morgan Securities LLC

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

CHF - Swiss Franc

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

PEN - Peruvian Sol

USD - United States Dollar

ZAR - South African Rand

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 82.3%

		Belgium — 1.9%
		Foreign Government Obligations
EUR	159,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	206,000
EUR	85,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	148,999

		Total Belgium	354,999

		Canada — 5.9%
		Foreign Government Obligations
CAD	1,414,000	Government of Canada, 1.50%, due 06/01/23	1,066,779

		France — 7.9%
		Foreign Government Obligations
EUR	921,000	France Government Bond OAT, Reg S, 3.25%, due 10/25/21	1,143,683
EUR	171,000	France Government Bond OAT, Reg S, 4.50%, due 04/25/41	293,659

		Total France	1,437,342

		Italy — 7.8%
		Foreign Government Obligations
EUR	128,000	Buoni Poliennali Del Tesoro, 4.75%, due 05/01/17	138,432
EUR	787,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	941,284
EUR	268,000	Buoni Poliennali Del Tesoro, Reg S, 4.00%, due 02/01/37	340,612

		Total Italy	1,420,328

		Japan — 18.6%
		Foreign Government Obligations
JPY	185,750,000	Japan Government Ten Year Bond, 1.30%, due 09/20/19	1,689,212
JPY	101,650,000	Japan Government Thirty Year Bond, 2.40%, due 12/20/34	1,204,011
JPY	43,300,000	Japan Government Thirty Year Bond, 1.70%, due 12/20/43	487,827

		Total Japan	3,381,050

		Netherlands — 1.4%
		Foreign Government Obligations
EUR	16,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	19,052

Par Value† / Shares		Description	Value ($)
		Netherlands — continued
		Foreign Government Obligations — continued
EUR	146,000	Netherlands Government Bond, 5.50%, due 01/15/28	238,897

		Total Netherlands	257,949

		Spain — 4.4%
		Foreign Government Obligations
EUR	55,000	Government of Spain, 2.10%, due 04/30/17	58,873
EUR	427,000	Government of Spain, Reg S, 5.50%, due 04/30/21	552,402
EUR	140,000	Government of Spain, Reg S, 4.20%, due 01/31/37	192,104

		Total Spain	803,379

		United Kingdom — 6.1%
		Foreign Government Obligations
GBP	73,000	United Kingdom Gilt, Reg S, 1.25%, due 07/22/18	93,027
GBP	305,000	United Kingdom Gilt, Reg S, 1.75%, due 07/22/19	396,998
GBP	378,000	United Kingdom Gilt, Reg S, 3.50%, due 01/22/45	621,063

		Total United Kingdom	1,111,088

		United States — 28.3%
		U.S. Government
	5,666,000	U.S. Treasury Principal Strip Bond, due 11/15/21	5,146,535

		TOTAL DEBT OBLIGATIONS (COST $14,985,083)	14,979,449

		MUTUAL FUNDS — 12.1%

		United States — 12.1%
		Affiliated Issuers — 12.1%
	42,459	GMO Debt Opportunities Fund, Class VI	1,095,433
	35,403	GMO Emerging Country Debt Fund, Class IV	1,012,539
	4,015	GMO U.S. Treasury Fund	100,420

		TOTAL MUTUAL FUNDS (COST $1,818,692)	2,208,392

OPTIONS PURCHASED — 0.0%

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Fixed Rate	Exercise Rate	Counterparty	Value ($)
			Options on Interest Rate Swaps
EUR	1,190,000	02/01/2017	Put-OTC 30-Year Interest Rate Swap	6 month EURIBOR	Pay	2.03%	GS	1,633

					TOTAL OPTIONS PURCHASED (COST $39,380)			1,633

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value †	Description	Value ($)
	SHORT-TERM INVESTMENTS — 5.8%

	Money Market Funds — 0.3%
57,956	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.26% (a)	57,956

	U.S. Government — 5.5%
1,000,000	U.S. Treasury Bill, 0.37%, due 01/26/17 (b)(c)	999,424

	TOTAL SHORT-TERM INVESTMENTS (COST $1,057,358)	1,057,380

	TOTAL INVESTMENTS — 100.2% (Cost $17,900,513)	18,246,854
	Other Assets and Liabilities (net) — (0.2%)	(29,294)

	TOTAL NET ASSETS — 100.0%	$18,217,560

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/08/2016	GS	CAD	1,126,000	USD	876,635	$38,370
12/08/2016	MSCI	CHF	510,850	USD	527,574	24,980
02/21/2017	GS	EUR	135,729	USD	145,845	1,393
11/07/2017	GS	EUR	917,000	USD	1,006,820	17,807
02/21/2017	JPM	GBP	8,000	USD	9,986	(44)
12/12/2016	BOA	JPY	23,020,228	USD	227,480	26,179
12/12/2016	GS	JPY	39,083,000	USD	385,286	43,523
12/08/2016	GS	USD	70,793	SEK	599,000	(5,830)
12/08/2016	MSCI	USD	137,000	CHF	134,311	(4,860)
12/12/2016	BOA	USD	1,124,567	JPY	114,717,764	(121,413)
12/12/2016	GS	USD	296,627	AUD	385,000	(12,406)
02/21/2017	GS	USD	536,191	EUR	499,000	(5,123)
02/21/2017	JPM	USD	122,638	GBP	98,248	548
02/21/2017	MSCI	USD	102,975	DKK	711,000	(1,260)
11/07/2017	GS	USD	1,012,093	EUR	917,000	(23,080)

						$(21,216)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
2	Australian Government Bond 10 Yr.	December 2016	$190,303	$(9,940)
2	Australian Government Bond 3 Yr.	December 2016	165,221	(1,968)
5	Euro Bund	December 2016	853,497	(18,568)
1	Euro BUXL Bond 30 Yr.	December 2016	185,855	(15,701)
1	Japanese Government Bond 10 Yr. (OSE)	December 2016	1,316,026	(8,780)
2	U.S. Long Bond (CBT)	March 2017	302,563	(347)
13	U.S. Treasury Note 2 Yr. (CBT)	March 2017	2,818,563	598

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
6	U.S. Ultra Bond (CBT)	March 2017	$968,438	$(671)
1	UK Gilt Long Bond	March 2017	154,335	(51)

			$6,954,801	$(55,428)

Sales
6	Canadian Government Bond 10 Yr.	March 2017	$620,323	$1,551
7	Euro BOBL	December 2016	975,073	651
15	U.S. Treasury Note 5 Yr. (CBT)	March 2017	1,767,656	(255)

			$3,363,052	$1,947

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,057,000	EUR	3/21/2018	CSS (d)	(Pay)	(0.22)%	3 Month EURIBOR	$1,146
2,031,000	AUD	3/20/2019	CSS (e)	Receive	1.82%	3 Month AUD BBSW	(5,310)
1,538,000	AUD	3/20/2019	CSS (e)	Receive	1.79%	3 Month AUD BBSW	(4,081)
206,000	USD	12/16/2020	CSS (d)	(Pay)	1.92%	3 Month USD LIBOR	(1,820)
2,634,000	MXN	10/25/2024	BCI (d)	Receive	6.19%	TIIE	(10,516)
1,707,000	MXN	10/28/2024	BCI (d)	Receive	6.13%	TIIE	(7,132)
330,000	USD	12/17/2025	CSS (d)	(Pay)	2.43%	3 Month USD LIBOR	(7,018)
10,259,000	MXN	1/27/2026	CSS (d)	Receive	6.05%	TIIE	(53,514)
960,000	MXN	6/19/2026	CSS (d)	Receive	6.11%	TIIE	(5,024)
506,000	AUD	3/17/2027	CSS (e)	(Pay)	2.50%	6 Month AUD BBSW	13,832
383,000	AUD	3/17/2027	CSS (e)	(Pay)	2.46%	6 Month AUD BBSW	10,824
269,000	CAD	3/17/2027	CSS (e)	(Pay)	1.86%	3 Month CAD LIBOR	(104)
182,000	CHF	3/17/2027	CSS (e)	(Pay)	0.17%	6 Month CHF LIBOR	(293)
174,000	EUR	3/17/2027	CSS (e)	(Pay)	0.69%	6 Month EURIBOR	882
123,000	GBP	3/17/2027	CSS (e)	(Pay)	1.38%	6 Month GBP LIBOR	510
169,000	GBP	3/17/2027	CSS (e)	(Pay)	1.41%	6 Month GBP LIBOR	74
54,730,000	JPY	3/17/2027	CSS (e)	(Pay)	0.13%	6 Month JPY LIBOR	4,033
700,000	NZD	3/17/2027	CSS (e)	Receive	2.68%	3 Month NZD Bank Bill Rate	(27,275)
207,000	NZD	3/17/2027	CSS (e)	Receive	2.94%	3 Month NZD Bank Bill Rate	(4,755)
5,490,000	SEK	3/17/2027	CSS (e)	Receive	1.17%	3 Month SEK STIBOR	1,665
199,000	USD	3/17/2027	CSS (e)	Receive	2.22%	3 Month USD LIBOR	(583)
126,000	USD	12/19/2035	CSS (d)	(Pay)	2.72%	3 Month USD LIBOR	(5,099)
425,000	GBP	12/20/2045	CSS (e)	(Pay)	1.21%	6 Month GBP LIBOR	26,471

							$(73,087)

						Premiums to (Pay) Receive	$(1,809)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offtered Rate denominated in Canadian Dollars.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate shown represents yield-to-maturity.

(d)	Swap was cleared through the CME Group Inc.

(e)	Swap was cleared through the LCH.Clearnet Group Ltd.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value † / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 101.7%

	U.S. Government — 101.4%
50,000,000	U.S. Treasury Bill, 0.00%, due 12/01/16 (a) (b)	50,000,000
6,500,000	U.S. Treasury Bill, 0.24%, due 12/22/16 (a)	6,499,064
82,000,000	U.S. Treasury Bill, 0.37%, due 12/29/16 (a)	81,976,056
145,000,000	U.S. Treasury Bill, 0.30%, due 01/05/17 (a)	144,956,645
147,775,000	U.S. Treasury Bill, 0.42%, due 02/02/17 (a)	147,665,499
190,000,000	U.S. Treasury Bill, 0.44%, due 02/09/17 (a)	189,837,740
53,500,000	U.S. Treasury Bill, 0.46%, due 02/23/17 (a)	53,442,434
75,000,000	U.S. Treasury Bill, 0.48%, due 03/02/17 (a)	74,908,950
140,000,000	U.S. Treasury Bill, 0.50%, due 03/09/17 (a)	139,810,860
177,000,000	U.S. Treasury Bill, 0.50%, due 03/16/17 (a)	176,743,881
75,000,000	U.S. Treasury Bill, 0.50%, due 03/23/17 (a)	74,883,825
125,000,000	U.S. Treasury Bill, 0.53%, due 04/13/17 (a)	124,759,000
75,000,000	U.S. Treasury Bill, 0.66%, due 09/14/17 (a)	74,609,250
50,000,000	U.S. Treasury Note, 0.63%, due 12/15/16	50,007,350
60,000,000	U.S. Treasury Note, 0.88%, due 02/28/17	60,062,460
87,000,000	U.S. Treasury Note, 3.00%, due 02/28/17	87,544,098
30,000,000	U.S. Treasury Note, 0.75%, due 03/15/17	30,023,160
90,000,000	U.S. Treasury Note, 0.50%, due 03/31/17	89,999,910
75,000,000	U.S. Treasury Note, 1.00%, due 03/31/17	75,123,225
40,000,000	U.S. Treasury Note, 0.88%, due 04/15/17	40,051,000
100,000,000	U.S. Treasury Note, 0.50%, due 04/30/17	99,979,200
115,000,000	U.S. Treasury Note, 0.88%, due 05/15/17	115,134,780
216,000,000	U.S. Treasury Note, 0.63%, due 05/31/17	215,974,728
50,000,000	U.S. Treasury Note, 0.88%, due 06/15/17	50,060,300
35,000,000	U.S. Treasury Note, 0.75%, due 06/30/17	35,015,050
30,000,000	U.S. Treasury Note, 2.50%, due 06/30/17	30,309,360
15,000,000	U.S. Treasury Note, 0.88%, due 07/15/17	15,015,825
100,000,000	U.S. Treasury Note, 0.50%, due 07/31/17	99,847,700
20,000,000	U.S. Treasury Note, 0.63%, due 07/31/17	19,985,940
185,000,000	U.S. Treasury Note, 0.88%, due 08/15/17	185,166,130
20,000,000	U.S. Treasury Note, 0.63%, due 08/31/17	19,976,560
112,000,000	U.S. Treasury Note, 1.00%, due 09/15/17	112,166,208
50,000,000	U.S. Treasury Note, 0.63%, due 09/30/17	49,917,950
55,000,000	U.S. Treasury Note, 0.66%, due 10/31/17	55,080,795

	Total U.S. Government	2,876,534,933

	Money Market Funds — 0.3%
7,994,907	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.26% (c)	7,994,907

	TOTAL SHORT-TERM INVESTMENTS (COST $2,885,252,783)	2,884,529,840

	TOTAL INVESTMENTS — 101.7% (Cost $2,885,252,783)	2,884,529,840
	Other Assets and Liabilities (net) — (1.7%)	(48,134,367)

	TOTAL NET ASSETS — 100.0%	$2,836,395,473

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)	The rate shown represents yield-to-maturity.
(b)	Rate rounds to 0.00%.
(c)	The rate disclosed is the 7 day net yield as of November 30, 2016.

As of November 30, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	1,872,509,355	10,067,721	(6,816,989)	3,250,732
Core Plus Bond Fund	77,016,959	591,167	(1,858,107)	(1,266,940)
Currency Hedged International Bond Fund	64,039,136	1,597,796	(5,146,359)	(3,548,563)
Debt Opportunities Fund	1,483,227,980	29,422,383	(29,270,956)	151,427
Emerging Country Debt Fund	4,094,592,923	164,561,467	(280,161,587)	(115,600,120)
Global Bond Fund	18,613,606	380,195	(746,947)	(366,752)
U.S. Treasury Fund	2,885,252,783	71,059	(794,002)	(722,943)

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended November 30, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$651,060,734	$289,659,556	$941,018,818	$1,152,553	$13,727	$—

Core Plus Bond Fund
GMO Debt Opportunities Fund, Class VI	$27,023,784	$6,981,000	$20,626,000	$36,441	$—	$13,955,469
GMO Emerging Country Debt Fund, Class IV	13,799,995	—	11,132,000	57,617	—	3,458,925
GMO U.S. Treasury Fund	113,058,921	69,900,000	166,850,000	149,532	1,558	16,150,484
GMO World Opportunity Overlay Fund	26,355,861	—	26,691,126	—	—	—

Totals	$180,238,561	$76,881,000	$225,299,126	$243,590	$1,558	$33,564,878

Currency Hedged International Bond Fund
GMO Debt Opportunities Fund, Class VI	$2,749,434	$—	$—	$15,420	$—	$2,887,074
GMO Emerging Country Debt Fund, Class IV	3,300,280	—	—	60,518	—	3,633,103
GMO U.S. Treasury Fund	11,851,979	13,100,000	4,300,000	54,810	570	20,656,940
GMO World Opportunity Overlay Fund	6,312,879	—	6,412,829	—	—	—

Totals	$24,214,572	$13,100,000	$10,712,829	$130,748	$570	$27,177,117

Debt Opportunities Fund
GMO U.S. Treasury Fund	$77,841,625	$169,500,000	$174,500,000	$234,567	$1,083	$72,864,766

Emerging Country Debt Fund
GMO Debt Opportunities Fund, Class VI	$13,956,048	$—	$—	$78,272	$—	$14,654,702
GMO U.S. Treasury Fund	84,774,937	101,500,000	96,000,000	322,560	2,009	90,314,046

Totals	$98,730,985	$101,500,000	$96,000,000	$400,832	$2,009	$104,968,748

Global Bond Fund
GMO Debt Opportunities Fund, Class VI	$1,654,313	$—	$626,000	$9,278	$—	$1,095,433
GMO Emerging Country Debt Fund, Class IV	1,874,540	—	1,095,000	34,374	—	1,012,539
GMO U.S. Treasury Fund	3,999,480	3,650,000	7,550,000	6,932	128	100,420
GMO World Opportunity Overlay Fund	3,274,058	—	3,325,896	—	—	—

Totals	$10,802,391	$3,650,000	$12,596,896	$50,584	$128	$2,208,392

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through November 30, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Single source; No alternative pricing source was available
Asset Allocation Bond Fund	(1)%	—
Core Plus Bond Fund	< 1%	2%
Currency Hedged International Bond Fund	< 1%	< 1%
Debt Opportunities Fund	1%†	7%
Emerging Country Debt Fund	2%‡	2%
Global Bond Fund	< 1%	< 1%
U.S. Treasury Fund	—	—

†	Consists of four U.S. Agency for International Development Floater Bonds which were valued using current LIBOR yield and adjusted by 125 basis points for liquidity considerations.
‡	Includes the Republic of Albania Par Bond, due 08/31/25 which represents 0.9% of the Fund’s total net assets and is valued by applying a 140 basis point spread to the yield of the U.S. Treasury Strip Principal, due 08/15/25.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as described in the footnotes to the Securities and derivatives table above, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at November 30, 2016.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; and certain derivatives for which GMO acts as intermediary between the third-party pricing vendor and the pricing agent.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$856,334,749	$940,725,585	$—	$1,797,060,334

TOTAL DEBT OBLIGATIONS	856,334,749	940,725,585	—	1,797,060,334

Options Purchased	—	1,126,615	—	1,126,615
Short-Term Investments	7,583,668	69,989,470	—	77,573,138

Total Investments	863,918,417	1,011,841,670	—	1,875,760,087

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	11,050,481	—	11,050,481
Swap Contracts
Interest Rate Risk	—	15,663,050	474,433	16,137,483

Total	$863,918,417	$1,038,555,201	$474,433	$1,902,948,051

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(8,527,222)	$—	$(8,527,222)
Swap Contracts
Interest Rate Risk	—	(15,791,485)	(1,175,883)	(16,967,368)

Total	$—	$(24,318,707)	$(1,175,883)	$(25,494,590)

Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$22,148,069	$—	$—	$22,148,069
U.S. Government Agency	9,946,241	—	—	9,946,241

TOTAL DEBT OBLIGATIONS	32,094,310	—	—	32,094,310

Mutual Funds	43,233,388	—	—	43,233,388
Short-Term Investments	422,321	—	—	422,321

Total Investments	75,750,019	—	—	75,750,019

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	259,153	—	259,153
Futures Contracts
Interest Rate Risk	1,825	—	—	1,825
Swap Contracts
Interest Rate Risk	—	182,287	—	182,287

Total	$75,751,844	$441,440	$—	$76,193,284

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(130,856)	$—	$(130,856)
Futures Contracts
Interest Rate Risk	(2,498)	—	—	(2,498)
Swap Contracts
Interest Rate Risk	—	(374,078)	—	(374,078)

Total	$(2,498)	$(504,934)	$—	$(507,432)

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$31,747,735	$—	$31,747,735

TOTAL DEBT OBLIGATIONS	—	31,747,735	—	31,747,735

Mutual Funds	27,177,117	—	—	27,177,117
Options Purchased	—	2,532	—	2,532
Short-Term Investments	1,563,189	—	—	1,563,189

Total Investments	28,740,306	31,750,267	—	60,490,573

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	379,240	—	379,240
Swap Contracts
Interest Rate Risk	—	179,972	—	179,972

Total	$28,740,306	$32,309,479	$—	$61,049,785

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(82,334)	$—	$(82,334)
Futures Contracts
Interest Rate Risk	(443,981)	—	—	(443,981)
Swap Contracts
Interest Rate Risk	—	(404,717)	—	(404,717)

Total	$(443,981)	$(487,051)	$—	$(931,032)

Debt Opportunities Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,284,051,222	$16,214,463	$1,300,265,685
U.S. Government Agency	—	—	20,494,588	20,494,588

TOTAL DEBT OBLIGATIONS	—	1,284,051,222	36,709,051	1,320,760,273

Mutual Funds	72,864,766	—	—	72,864,766
Options Purchased	—	263,611	—	263,611
Short-Term Investments	89,490,757	—	—	89,490,757

Total Investments	162,355,523	1,284,314,833	36,709,051	1,483,379,407

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	85,463	—	85,463
Swap Contracts
Credit Risk	—	1,290,215	—	1,290,215
Interest Rate Risk	—	3,340,661	—	3,340,661

Total	$162,355,523	$1,289,031,172	$36,709,051	$1,488,095,746

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(6,636)	$—	$(6,636)
Written Options
Credit Risk	—	(266,304)	—	(266,304)
Swap Contracts
Credit Risk	—	(5,159,862)	—	(5,159,862)

Total	$—	$(5,432,802)	$—	$(5,432,802)

Description	Level 1	Level 2	Level 3	Total
Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$26,473,188	$21,839,564	$48,312,752
Corporate Debt	—	6,840,890	19,868,750	26,709,640
Foreign Government Agency	—	896,718,369	98,462,119	995,180,488
Foreign Government Obligations	—	1,986,241,282	50,730,566	2,036,971,848
U.S. Government	332,054,685	74,751,818	—	406,806,503

TOTAL DEBT OBLIGATIONS	332,054,685	2,991,025,547	190,900,999	3,513,981,231

Loan Assignments	—	—	5,675,352	5,675,352
Loan Participations	—	—	65,575,796	65,575,796
Mutual Funds	104,968,748	—	—	104,968,748
Rights/Warrants	—	34,541,976	4,011,880	38,553,856
Short-Term Investments	250,237,820	—	—	250,237,820

Total Investments	687,261,253	3,025,567,523	266,164,027	3,978,992,803

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	445,583	—	445,583
Options
Credit Risk	—	—	178,357	178,357
Swap Contracts
Credit Risk	—	50,695,502	—	50,695,502
Interest Rate Risk	—	19,086,989	—	19,086,989

Total	$687,261,253	$3,095,795,597	$266,342,384	$4,049,399,234

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(33,432)	$—	$(33,432)
Options
Credit Risk	—	—	(2,430,746)	(2,430,746)
Swap Contracts
Credit Risk	—	(46,800,001)	—	(46,800,001)
Interest Rate Risk	—	(2,631,906)	—	(2,631,906)

Total	$—	$(49,465,339)	$(2,430,746)	$(51,896,085)

Global Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$9,832,914	$—	$9,832,914
U.S. Government	—	5,146,535	—	5,146,535

TOTAL DEBT OBLIGATIONS	—	14,979,449	—	14,979,449

Mutual Funds	2,208,392	—	—	2,208,392
Options Purchased	—	1,633	—	1,633
Short-Term Investments	1,057,380	—	—	1,057,380

Total Investments	3,265,772	14,981,082	—	18,246,854

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	152,800	—	152,800
Futures Contracts
Interest Rate Risk	2,800	—	—	2,800
Swap Contracts
Interest Rate Risk	—	59,437	—	59,437

Total	$3,268,572	$15,193,319	$—	$18,461,891

Description	Level 1	Level 2	Level 3	Total
Global Bond Fund (continued)
Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(174,016)	$—	$(174,016)
Futures Contracts
Interest Rate Risk	(56,281)	—	—	(56,281)
Swap Contracts
Interest Rate Risk	—	(132,524)	—	(132,524)

Total	$(56,281)	$(306,540)	$—	$(362,821)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$2,884,529,840	$—	$—	$2,884,529,840
Total Investments	2,884,529,840	—	—	2,884,529,840

Total	$2,884,529,840	$—	$—	$2,884,529,840

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the period ended November 30, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†		Balances as of November 30, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2016
Asset Allocation Bond Fund
Options purchased
Quanto options	$45,987,627	$—	$(40,853,375)	$—	$(20,349,237)	$15,214,985	$—		$—		$—	$—
Derivatives
Swap Contracts	(11,702,625)	—	17,662,743	—	(17,662,743)	23,420,208	(12,419,033	)‡	—		(701,450)	—

Total	$34,285,002	$—	$(23,190,632)	$—	$(38,011,980)	$38,635,193	$(12,419,033)		$—		$(701,450)	$—

Core Plus Bond Fund
Derivatives
Swap Contracts	$(45,734)	$—	$53,455	$—	$(53,455)	$45,734	$—		$—		$—	$—

Total	$(45,734)	$—	$53,455	$—	$(53,455)	$45,734	$—		$—		$—	$—

Currency Hedged International Bond Fund
Derivatives
Swap Contracts	$(13,707)	$—	$15,124	$—	$(15,124)	$13,707	$—		$—		$—	$—

Total	$(13,707)	$—	$15,124	$—	$(15,124)	$13,707	$—		$—		$—	$—

Debt Opportunities Fund
Debt Obligations
Asset-Backed Securities	$26,579,832	$8,140,152	$(15,018,880)	$473,553	$(7,033,820)	$8,397,989	$—		$(5,324,363	)‡	$16,214,463	$(340,009)
U.S. Government Agency	22,266,906	—	(2,010,369)	2,207	26,110	209,734	—		—		20,494,588	232,262

Total	$48,846,738	$8,140,152	$(17,029,249)#	$475,760	$(7,007,710)	$8,607,723	$—		$(5,324,363)		$36,709,051	$(107,747)

Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$22,096,944	$—	$(1,074,169)	$71,172	$—	$745,617	$—		$—		$21,839,564	$745,617
Corporate Debt	21,661,400	—	—	(499)	—	(1,792,151)	—		—		19,868,750	(1,792,151)
Foreign Government Agency	71,588,911	—	—	688,944	—	195,167	25,989,097	‡	—		98,462,119	508,528
Foreign Government Obligations	14,341,239	—	—	1,195,250	—	(2,539,808)	37,733,885	‡	—		50,730,566	336,743
Judgments	45,684,000	—	(70,500,000)	163,871	33,658,452	(9,006,323)	—		—		—	—

Total Debt Obligations	175,372,494	—	(71,574,169)	2,118,738	33,658,452	(12,397,498)	63,722,982		—		190,900,999	(201,263)

Loan Assignments	6,481,913	—	(900,248)	264,220	—	(170,533)	—		—		5,675,352	(170,533)
Loan Participations	69,224,829	—	(10,163,227)	1,691,853	1,087	4,821,254	—		—		65,575,796	4,821,254
Rights/Warrants	4,766,873	—	—	—	—	(754,993)	—		—		4,011,880	(754,993)

Total Investments	255,846,109	—	(82,637,644)	4,074,811	33,659,539	(8,501,770)	63,722,982		—		266,164,027	3,694,465

Derivatives
Options	(5,519,531)	—	—	—	—	3,267,142	—		—		(2,252,389)	3,267,142

Total	$250,326,578	$—	$(82,637,644)##	$4,074,811	$33,659,539	$(5,234,628)	$63,722,982		$—		263,911,638	$6,961,607

Global Bond Fund
Derivatives
Swap Contracts	$(8,887)	$—	$9,910	$—	$(9,910)	$8,887	$—		$—		$—	$—

Total	$(8,887)	$—	$9,910	$—	$(9,910)	$8,887	$—		$—		$—	$—

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
#	Includes $6,686,548 of proceeds received from principal payups and paydowns.
##	Includes $12,137,645 of received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of November 30, 2016 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	(1)%
Core Plus Bond Fund	< 1%
Currency Hedged International Bond Fund	1%
Debt Opportunities Fund	2%
Emerging Country Debt Fund	7%
Global Bond Fund	1%
U.S. Treasury Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Indexed investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of November 30, 2016, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	35,065,694	32,931,413

Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Investments in when-issued securities also present the risk that the security will not be issued or delivered. Delayed delivery commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	U.S. Treasury Fund
Commodities Risk	X
Counterparty Risk	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X
Market Risk – Equities	X	X	X	X		X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X
Small Company Risk	X	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

•  COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”) regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Because a Fund bears the fees and expenses of an Underlying Fund in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.
A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income Investments,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate, sovereign or quasi-sovereign bonds, bank loans to corporations, or a combination of bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees payable to service providers.

As described under “Market Risk — Fixed Income Investments,” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also may affect the rights of holders of those underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Debt Opportunities Fund, which has invested a substantial portion of its assets in asset-backed securities, and for each Fund that has invested a substantial portion of its assets in Debt Opportunities Fund.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds (except U.S. Treasury Fund) are not diversified investment companies within the meaning of the 1940 Act. In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political or other conditions.

The Funds (other than U.S. Treasury Fund and Emerging Country Debt Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Debt Opportunities Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Debt Opportunities Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than Debt Opportunities Fund and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund
Forward currency contracts
Adjust currency exchange rate risk	X	X	X	X	X	X
Adjust exposure to foreign currencies	X	X	X		X	X
Futures contracts
Adjust exposure to certain markets	X
Adjust interest rate exposure		X	X			X
Maintain the diversity and liquidity of the portfolio		X	X			X
Options (Purchased)
Adjust currency exchange rate risk	X	X	X			X
Adjust exposure to foreign currencies	X	X	X			X
Adjust interest rate exposure	X	X	X			X
Adjust exposure to equity markets	X			X
Provide a measure of protection against default loss				X
Options (Written)
Achieve exposure to a reference entity’s credit				X
Adjust currency exchange rate risk	X	X	X			X
Adjust exposure to foreign currencies	X	X	X			X
Adjust interest rate exposure	X	X	X			X
Provide a measure of protection against default loss				X
Options (Credit linked)
Achieve exposure to a reference entity’s credit					X
Swap contracts
Achieve exposure to a reference entity’s credit				X	X
Adjust exposure to certain markets	X
Adjust interest rate exposure	X	X	X	X	X	X
Provide a measure of protection against default loss				X	X
Provide exposure to the Fund’s benchmark		X	X			X
Adjust exposure to foreign currencies					X
Rights and/or warrants
Achieve exposure to a reference commodity/economic statistic					X

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2016, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Asset Allocation Bond Fund
Outstanding, beginning of period	74,764,000	—	$4,092,476	2,793,243,600	—	$103,898,119
Options written	—	—	—	407,298,000	—	15,212,569
Options bought back	(37,382,000)	—	(2,395,187)	(3,200,541,600)	—	(119,110,688)
Options expired	(37,382,000)	—	(1,697,289)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Core Plus Bond Fund
Outstanding, beginning of period	—	—	$—	40,895,000	—	$1,721,643
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(40,895,000)	—	(1,721,643)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Currency Hedged International Bond Fund
Outstanding, beginning of period	—	—	$—	12,158,000	—	$510,173
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(12,158,000)	—	(510,173)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Debt Opportunities Fund
Outstanding, beginning of period	110,108,000	—	$432,812	—	—	$—
Options written	968,748,500	—	2,851,191	83,311,500	—	124,766
Options bought back	(675,620,000)	—	(2,258,449)	—	—	—
Options expired	(237,438,000)	—	(523,637)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	165,798,500	—	$501,917	83,311,500	—	$124,766

Global Bond Fund
Outstanding, beginning of period	—	—	$—	7,910,500	—	$332,142
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(7,910,500)	—	(332,142)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2016:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts		Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$—		$1,126,615	$—	$—	$—	$1,126,615
Unrealized Appreciation on Forward Currency Contracts	—	—	—		11,050,481	—	—	—	11,050,481
Unrealized Appreciation on Swap Contracts	—	—	—	*	—	—	16,137,483	—	16,137,483

Total	$—	$—	$—		$12,177,096	$—	$16,137,483	$—	$28,314,579

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—		$(8,527,222)	$—	$—	$—	$(8,527,222)
Unrealized Depreciation on Swap Contracts	—	—	—	*	—	—	(16,967,368)	—	(16,967,368)

Total	$—	$—	$—		$(8,527,222)	$—	$(16,967,368)	$—	$(25,494,590)

Core Plus Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—		$259,153	$—	$—	$—	$259,153
Unrealized Appreciation on Futures Contracts	—	—	—		—	—	1,825	—	1,825
Unrealized Appreciation on Swap Contracts	—	—	—		—	—	182,287	—	182,287

Total	$—	$—	$—		$259,153	$—	$184,112	$—	$443,265

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—		$(130,856)	$—	$—	$—	$(130,856)
Unrealized Depreciation on Futures Contracts	—	—	—		—	—	(2,498)	—	(2,498)
Unrealized Depreciation on Swap Contracts	—	—	—		—	—	(374,078)	—	(374,078)

Total	$—	$—	$—		$(130,856)	$—	$(376,576)	$—	$(507,432)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Bond Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$—	$—	$—	$2,532	$—	$2,532
Unrealized Appreciation on Forward Currency Contracts	—	—	—	379,240	—	—	—	379,240
Unrealized Appreciation on Swap Contracts	—	—	—	—	—	179,972	—	179,972

Total	$—	$—	$—	$379,240	$—	$182,504	$—	$561,744

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(82,334)	$—	$—	$—	$(82,334)
Unrealized Depreciation on Futures Contracts	—	—	—	—	—	(443,981)	—	(443,981)
Unrealized Depreciation on Swap Contracts	—	—	—	—	—	(404,717)	—	(404,717)

Total	$—	$—	$—	$(82,334)	$—	$(848,698)	$—	$(931,032)

Debt Opportunities Fund
Asset Derivatives
Investments, at value (purchased options)	$263,611	$—	$—	$—	$—	$—	$—	$263,611
Unrealized Appreciation on Forward Currency Contracts	—	—	—	85,463	—	—	—	85,463
Unrealized Appreciation on Swap Contracts	1,290,215	—	—	—	—	3,340,661	—	4,630,876

Total	$1,553,826	$—	$—	$85,463	$—	$3,340,661	$—	$4,979,950

Asset Derivatives:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(6,636)	$—	$—	$—	$(6,636)
Written Options	(266,304)	—	—	—	—	—	—	(266,304)
Unrealized Depreciation on Swap Contracts	(5,159,862)	—	—	—	—	—	—	(5,159,862)

Total	$(5,426,166)	$—	$—	$(6,636)	$—	$—	$—	$(5,432,802)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Country Debt Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$—	$—	$38,553,856	$38,553,856
Unrealized Appreciation on Forward Currency Contracts	—	—	—	445,583	—	—	—	445,583
Options	178,357	—	—	—	—	—	—	178,357
Unrealized Appreciation on Swap Contracts	50,695,502	—	—	—	—	19,086,989	—	69,782,491

Total	$50,873,859	$—	$—	$445,583	$—	$19,086,989	$38,553,856	$108,960,287

Liability Derivatives
Options	$(2,430,746)	$—	$—	$—	$—	$—	$—	$(2,430,746)
Unrealized Depreciation on Forward Currency Contracts	—	—	—	(33,432)	—	—	—	(33,432)
Unrealized Depreciation on Swap Contracts	(46,800,001)	—	—	—	—	(2,631,906)	—	(49,431,907)

Total	$(49,230,747)	$—	$—	$(33,432)	$—	$(2,631,906)	$—	$(51,896,085)

Global Bond Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$—	$—	$—	$1,633	$—	$1,633
Unrealized Appreciation on Forward Currency Contracts	—	—	—	152,800	—	—	—	152,800
Unrealized Appreciation on Futures Contracts	—	—	—	—	—	2,800	—	2,800
Unrealized Appreciation on Swap Contracts	—	—	—	—	—	59,437	—	59,437

Total	$—	$—	$—	$152,800	$—	$63,870	$—	$216,670

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(174,016)	$—	$—	$—	$(174,016)
Unrealized Depreciation on Futures Contracts	—	—	—	—	—	(56,281)	—	(56,281)
Unrealized Depreciation on Swap Contracts	—	—	—	—	—	(132,524)	—	(132,524)

Total	$—	$—	$—	$(174,016)	$—	$(188,805)	$—	$(362,821)

Subsequent Events

The Board of Trustees of GMO Trust approved the liquidation of GMO Global Bond Fund on January 5, 2017. The Fund is expected to liquidate on or about January 31, 2017.

At in-person meetings held in September and December 2016, the Board of Trustees of GMO Trust, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, considered, and in December 2016 approved, a new management contract between the Trust, on behalf of GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund prior to January 1, 2017), and GMO effective as of January 1, 2017 (the “New Management Contract”), which provides that the Fund shall pay GMO an annual management fee equal to 0.40% of the Fund’s average daily net assets. Shareholders of the Fund approved the New Management Contract at a special meeting of the shareholders held on December 21, 2016.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.2%

	Australia — 1.6%
575,755	Incitec Pivot Ltd	1,335,737
175,860	Link Administration Holdings Ltd	972,598

	Total Australia	2,308,335

	China — 1.1%
138,142	China Mobile Ltd	1,508,645

	France — 14.8%
56,744	Altran Technologies SA *	722,190
17,838	Arkema SA	1,710,424
112,099	AXA SA	2,634,603
65,438	BNP Paribas SA	3,792,702
17,036	Capgemini SA	1,341,223
17,766	Cie Generale des Etablissements Michelin	1,896,825
13,732	Nexity SA *	634,328
65,363	SCOR SE	2,072,498
37,943	Societe Generale SA	1,627,866
100,764	Technicolor SA (Registered)	495,809
20,021	Technip SA	1,387,335
26,681	Teleperformance	2,603,833

	Total France	20,919,636

	Germany — 4.9%
18,762	Allianz SE (Registered)	2,981,490
135,867	Deutsche Telekom AG (Registered)	2,138,177
21,627	Deutsche Wohnen AG	666,226
12,900	Innogy SE *	455,485
20,060	Vonovia SE	646,694

	Total Germany	6,888,072

	Hong Kong — 4.6%
636,500	BOC Hong Kong Holdings Ltd	2,383,181
294,000	Cheung Kong Property Holding Ltd	2,008,171
153,488	Power Assets Holdings Ltd	1,463,713
428,000	Sino Land Co Ltd	671,462

	Total Hong Kong	6,526,527

	India — 0.6%
109,300	ICICI Bank Ltd Sponsored ADR	856,912

	Israel — 1.3%
292,916	Bank Hapoalim BM	1,760,528

	Italy — 1.1%
97,018	Tenaris SA	1,557,020

	Japan — 32.9%
453,915	Aozora Bank Ltd	1,577,820
200,000	Asahi Kasei Corp	1,806,709
73,163	Bridgestone Corp	2,839,034
115,583	Brother Industries Ltd	2,010,916

Shares	Description	Value ($)
	Japan — continued
112,100	Fuji Heavy Industries Ltd	4,675,418
146,378	Isuzu Motors Ltd	1,761,716
45,700	Japan Tobacco Inc	1,584,354
101,980	K’s Holdings Corp	1,894,217
63,600	Kurita Water Industries Ltd	1,334,094
254,100	Mitsubishi Chemical Holdings Corp	1,632,645
116,000	Mitsubishi Electric Corp	1,629,005
278,644	Mitsubishi UFJ Financial Group Inc	1,675,466
31,000	Mixi Inc	1,086,644
116,000	NGK Spark Plug Co Ltd	2,437,074
375,105	Nippon Electric Glass Co Ltd	2,026,592
107,100	Nippon Steel & Sumitomo Metal Corp	2,333,184
76,749	Nippon Telegraph & Telephone Corp	3,080,793
156,400	NSK Ltd	1,745,012
92,700	Seiko Epson Corp	1,891,312
175,000	T&D Holdings Inc	2,238,884
89,000	Takeuchi Manufacturing Co Ltd	1,953,699
40,638	Tokio Marine Holdings Inc	1,780,557
226,000	Tosoh Corp	1,542,553

	Total Japan	46,537,698

	Netherlands — 2.2%
224,924	ING Groep NV	3,056,112

	Norway — 1.1%
41,510	Yara International ASA	1,534,895

	Russia — 1.0%
770,200	Moscow Exchange MICEX-RTS OAO	1,413,555

	South Africa — 0.3%
19,789	Anglo American Platinum Ltd *	405,384

	South Korea — 1.0%
39,658	SK Hynix Inc	1,450,519

	Spain — 1.9%
68,579	Endesa SA	1,415,797
211,781	Iberdrola SA	1,273,761

	Total Spain	2,689,558

	Sweden — 2.6%
65,841	Investor AB – B Shares	2,224,215
61,784	Swedbank AB – A Shares	1,426,795

	Total Sweden	3,651,010

	Switzerland — 4.0%
16,031	Baloise Holding AG (Registered)	1,929,764
6,047	Flughafen Zuerich AG (Registered)	1,039,859
12,328	Roche Holding AG	2,743,858

	Total Switzerland	5,713,481

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — 2.5%
561,000	Hon Hai Precision Industry Co Ltd	1,441,078
96,000	MediaTek Inc	664,710
240,379	Taiwan Semiconductor Manufacturing Co Ltd	1,382,282

	Total Taiwan	3,488,070

	United Kingdom — 18.7%
24,537	AstraZeneca Plc	1,269,507
67,708	BHP Billiton Plc	1,114,735
37,621	British American Tobacco Plc	2,059,382
62,593	Euromoney Institutional Investor Plc	844,520
172,431	GlaxoSmithKline Plc	3,217,714
80,165	Imperial Brands Plc	3,437,691
175,701	Informa Plc	1,427,774
106,699	John Wood Group Plc	1,102,054
42,710	Lonmin Plc *	80,074
1,197,108	Melrose Industries Plc	2,743,649
121,557	National Grid Plc	1,381,474
58,520	Schroders Plc (Non Voting)	1,496,685
45,707	Shire Plc	2,661,917
289,515	Tyman Plc	910,472
127,489	WPP Plc	2,718,944

	Total United Kingdom	26,466,592

	TOTAL COMMON STOCKS (COST $137,982,278)	138,732,549

	MUTUAL FUNDS — 1.0%

	United States — 1.0%
	Affiliated Issuers — 1.0%
59,515	GMO U.S. Treasury Fund	1,488,469

	TOTAL MUTUAL FUNDS (COST $1,488,468)	1,488,469

Par Value†		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.2%

		Time Deposits — 1.2%
JPY	9,279,046	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.26)%, due 12/01/16	81,107
	124,659	Citibank (New York) Time Deposit, 0.15%, due 12/01/16	124,659
	716,146	ING Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	716,146
	716,146	Standard Chartered Bank (London) Time Deposit, 0.15%, due 12/01/16	716,146

		Total Time Deposits	1,638,058

		TOTAL SHORT-TERM INVESTMENTS (COST $1,638,058)	1,638,058

		TOTAL INVESTMENTS — 100.4% (Cost $141,108,804)	141,859,076
		Other Assets and Liabilities (net) — (0.4%)	(538,994)

		TOTAL NET ASSETS — 100.0%	$141,320,082

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/12/2016	CITI	JPY	1,187,126,356	USD	11,241,099	$859,942
12/12/2016	CITI	USD	5,560,399	JPY	567,955,878	(593,751)

						$266,191

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

Counterparty Abbreviations:

CITI - Citibank N.A.

Currency Abbreviations:

JPY - Japanese Yen

USD - United States Dollar

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.8%

	Argentina — 0.5%
339,329	Grupo Supervielle SA Sponsored ADR *	4,825,258

	Australia — 6.1%
436,491	Ansell Ltd	7,276,211
2,919,678	Downer EDI Ltd	12,155,581
3,359,702	Incitec Pivot Ltd	7,794,425
1,660,907	Link Administration Holdings Ltd	9,185,684
10,589,552	Spotless Group Holdings Ltd	7,193,187
1,281,127	Tox Free Solutions Ltd	2,209,822
4,554,652	Vicinity Centres (REIT)	9,801,095

	Total Australia	55,616,005

	Brazil — 0.4%
979,300	FPC Par Corretora de Seguros SA	3,864,725

	Canada — 6.1%
754,200	ATS Automation Tooling Systems Inc *	5,895,258
968,900	Computer Modelling Group Ltd	6,347,294
1,491,950	DHX Media Ltd (Variable Voting)	7,674,663
340,600	Dorel Industries Inc – Class B	9,330,812
431,600	Medical Facilities Corp	5,381,746
1,209,300	Precision Drilling Corp *	6,409,749
1,067,200	Superior Plus Corp	9,533,537
121,200	Uni-Select Inc	2,734,737
1,276,700	Western Energy Services Corp	2,185,967

	Total Canada	55,493,763

	China — 0.4%
5,672,000	Yuexiu Transport Infrastructure Ltd	3,837,769

	Finland — 1.3%
277,342	Tieto Oyj	7,038,900
278,918	Tikkurila Oyj	4,926,835

	Total Finland	11,965,735

	France — 14.2%
113,245	Alten SA	7,751,268
653,731	Altran Technologies SA *	8,320,134
119,960	Arkema SA	11,502,549
70,896	BioMerieux	9,843,339
118,000	Cie Generale des Etablissements Michelin	12,598,525
530,842	Elior Group	11,004,564
120,186	Euler Hermes Group	10,086,549
179,579	Nexity SA *	8,295,362
250,482	SCOR SE	7,942,159
75,329	Sopra Steria Group	7,540,501
1,775,058	Technicolor SA (Registered)	8,734,176
170,567	Teleperformance	16,645,853
157,875	Vicat SA	9,133,082

	Total France	129,398,061

Shares	Description	Value ($)
	Germany — 3.6%
120,258	Gerresheimer AG	8,766,850
531,098	Grand City Properties SA	8,867,195
107,504	LEG Immobilien AG *	8,135,465
567,469	TAG Immobilien AG	7,095,629

	Total Germany	32,865,139

	Hong Kong — 0.8%
5,294,910	HKT Trust & HKT Ltd – Class SS	6,880,502

	Ireland — 0.5%
66,593	Kerry Group Plc – Class A	4,734,238

	Israel — 1.3%
5,651,178	Israel Discount Bank Ltd – Class A *	11,527,876

	Italy — 3.0%
1,232,295	Amplifon SPA	11,795,175
1,145,469	Cerved Information Solutions SPA	9,219,255
908,173	Enav SPA *	3,063,738
370,705	ERG SPA	3,597,351

	Total Italy	27,675,519

	Japan — 26.4%
1,284,900	Anritsu Corp	6,571,913
259,500	Aoyama Trading Co Ltd	8,894,226
477,100	COMSYS Holdings Corp	8,230,977
246,400	Fuji Seal International Inc	10,061,077
361,000	Fujitsu General Ltd	7,139,949
574,300	Fuji Oil Holdings Inc	10,888,285
252,100	HIS Co Ltd	6,981,889
221,750	Izumi Co Ltd	9,800,292
1,550	Kenedix Office Investment Corp (REIT)	8,277,706
647,300	Kitz Corp	3,771,555
655,550	Komori Corp	8,470,668
326,500	Kurita Water Industries Ltd	6,848,768
1,617,600	Mitsubishi UFJ Lease & Finance Co Ltd	7,584,347
204,000	Mixi Inc	7,150,817
910,500	NHK Spring Co Ltd	8,668,231
424,000	Nippon Seiki Co Ltd	8,694,120
119,100	Nippon Shokubai Co Ltd	7,409,624
1,879,000	Nippon Soda Co Ltd	8,266,662
509,700	Nitto Kogyo Corp	7,256,237
6,603	Nomura Real Estate Master Fund Inc (REIT)	9,870,968
335,800	OSG Corp	6,702,765
2,267,000	Sanden Holdings Corp	7,328,915
1,012,800	Sanwa Holdings Corp	10,122,576
665,200	Sumitomo Rubber Industries Ltd	11,152,131
327,300	Suruga Bank Ltd	7,491,412
621,300	Tadano Ltd	6,738,979
1,200,800	Takara Leben Co Ltd	7,161,066
262,800	Tokyo Century Corp	8,607,568
274,500	TS Tech Co Ltd	7,371,768

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
963,000	Tsubakimoto Chain Co	7,704,076

	Total Japan	241,219,567

	Mexico — 0.5%
2,272,629	Grupo Herdez SAB de CV	4,594,740

	Netherlands — 1.8%
369,067	Aalberts Industries NV	11,232,736
159,381	Flow Traders	5,041,173

	Total Netherlands	16,273,909

	Russia — 0.8%
4,011,810	Moscow Exchange MICEX-RTS PJSC	7,362,911

	Singapore — 1.0%
11,116,024	Keppel DC (REIT)	9,481,941

	South Africa — 0.4%
1,109,427	Northam Platinum Ltd *	3,251,224

	South Korea — 0.5%
658,091	Macquarie Korea Infrastructure Fund	4,758,125

	Sweden — 0.9%
291,815	Loomis AB – Class B	7,715,994

	Switzerland — 9.7%
299,671	Ascom Holding AG (Registered)	5,166,265
105,014	Baloise Holding AG (Registered)	12,641,271
135,568	Cembra Money Bank AG *	10,014,157
24,534	dormakaba Holding AG *	17,726,440
120,129	Dufry AG (Registered) *	14,859,393
20,937	Flughafen Zuerich AG (Registered)	3,600,385
10,253	Forbo Holdings AG (Registered) *	13,213,130
21,031	Helvetia Holding AG (Registered)	10,925,853

	Total Switzerland	88,146,894

	Taiwan — 1.1%
6,973,000	Chipbond Technology Corp	9,726,194

	Thailand — 0.9%
25,990,300	Jasmine Broadband Internet Infrastructure Fund	8,451,392

	United Kingdom — 13.6%
2,294,060	Auto Trader Group Plc	11,448,604
779,451	Euromoney Institutional Investor Plc	10,516,542
1,978,853	Informa Plc	16,080,468
876,792	John Wood Group Plc	9,056,059
1,547,505	Jupiter Fund Management Plc	8,301,838
639,370	Lonmin Plc *	1,198,705
9,152,094	Melrose Industries Plc	20,975,666
378,513	Micro Focus International Plc	9,994,275

Shares / Par Value†		Description	Value ($)
		United Kingdom — continued
	2,661,433	Spirent Communications Plc	2,675,590
	1,906,669	SThree Plc	6,607,203
	3,424,625	Topps Tiles Plc	3,707,146
	3,295,588	Tyman Plc	10,364,022
	2,874,708	Wilmington Plc	9,891,090
	730,247	Xaar Plc	3,512,955

		Total United Kingdom	124,330,163

		TOTAL COMMON STOCKS (COST $830,867,802)	873,997,644

		MUTUAL FUNDS — 2.5%

		United States — 2.5%
		Affiliated Issuers — 2.5%
	935,731	GMO U.S. Treasury Fund	23,402,623

		TOTAL MUTUAL FUNDS (COST $23,399,695)	23,402,623

		SHORT-TERM INVESTMENTS — 1.5%

		Time Deposits — 1.5%
GBP	36,583	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.05%, due 12/01/16	45,773
AUD	32	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.75%, due 12/01/16	23
ZAR	298	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.75%, due 12/01/16	21
	4,574,318	ING Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	4,574,318
	4,243,204	Standard Chartered Bank (London) Time Deposit, 0.15%, due 12/01/16	4,243,204
JPY	44,047,358	Sumitomo (Tokyo) Time Deposit, (0.26)%, due 12/01/16	385,013
	4,187,852	Sumitomo (Tokyo) Time Deposit, 0.15%, due 12/01/16	4,187,852

		Total Time Deposits	13,436,204

		TOTAL SHORT-TERM INVESTMENTS (COST $13,436,204)	13,436,204

		TOTAL INVESTMENTS — 99.8% (Cost $867,703,701)	910,836,471
		Other Assets and Liabilities (net) — 0.2%	1,706,602

		TOTAL NET ASSETS — 100.0%	$912,543,073

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/12/2016	CITI	JPY	3,201,096,392	USD	30,192,539	$2,199,662
12/12/2016	CITI	USD	15,752,078	JPY	1,608,964,517	(1,682,040)

						$517,622

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

Counterparty Abbreviations:

CITI - Citibank N.A.

Currency Abbreviations:

AUD - Australian Dollar

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

ZAR - South African Rand

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%

	Argentina — 0.5%
43,969	Grupo Supervielle SA Sponsored ADR *	625,239

	Australia — 6.1%
56,786	Ansell Ltd	946,610
379,840	Downer EDI Ltd	1,581,399
437,086	Incitec Pivot Ltd	1,014,029
216,078	Link Administration Holdings Ltd	1,195,024
1,377,665	Spotless Group Holdings Ltd	935,809
168,060	Tox Free Solutions Ltd	289,888
592,545	Vicinity Centres (REIT)	1,275,090

	Total Australia	7,237,849

	Austria — 0.0%
1,761,602	Immofinanz AG (Entitlement Shares) * (a)	—

	Brazil — 0.4%
127,700	FPC Par Corretora de Seguros SA	503,957

	Canada — 6.1%
97,700	ATS Automation Tooling Systems Inc *	763,679
125,577	Computer Modelling Group Ltd	822,659
193,400	DHX Media Ltd (Variable Voting)	994,859
44,100	Dorel Industries Inc – Class B	1,208,129
55,900	Medical Facilities Corp	697,033
156,700	Precision Drilling Corp *	830,570
138,300	Superior Plus Corp	1,235,465
15,700	Uni-Select Inc	354,252
165,500	Western Energy Services Corp	283,369

	Total Canada	7,190,015

	China — 0.4%
586,000	China Shanshui Cement Group Ltd * (a)	—
736,000	Yuexiu Transport Infrastructure Ltd	497,990

	Total China	497,990

	Finland — 1.3%
35,972	Tieto Oyj	912,964
36,177	Tikkurila Oyj	639,034

	Total Finland	1,551,998

	France — 14.4%
14,688	Alten SA	1,005,348
84,793	Altran Technologies SA *	1,079,173
15,559	Arkema SA	1,491,899
9,195	BioMerieux	1,276,652
15,305	Cie Generale des Etablissements Michelin	1,634,071
68,853	Elior Group	1,427,350
15,588	Euler Hermes Group	1,308,215
23,292	Nexity SA *	1,075,936
32,489	SCOR SE	1,030,145
9,770	Sopra Steria Group	977,986

Shares	Description	Value ($)
	France — continued
230,236	Technicolor SA (Registered)	1,132,877
25,015	Teleperformance	2,441,246
20,477	Vicat SA	1,184,596

	Total France	17,065,494

	Germany — 3.6%
15,598	Gerresheimer AG	1,137,100
68,900	Grand City Properties SA	1,150,352
13,946	LEG Immobilien AG *	1,055,376
73,620	TAG Immobilien AG	920,544

	Total Germany	4,263,372

	Hong Kong — 0.8%
687,000	HKT Trust & HKT Ltd – Class SS	892,726

	Indonesia — 0.0%
29,855,600	Bakrie & Brothers Tbk PT *	39,653

	Ireland — 0.5%
8,647	Kerry Group Plc – Class A	614,734

	Israel — 1.3%
734,652	Israel Discount Bank Ltd – Class A *	1,498,622

	Italy — 3.0%
159,836	Amplifon SPA	1,529,904
148,574	Cerved Information Solutions SPA	1,195,791
117,795	Enav SPA *	397,384
48,082	ERG SPA	466,592

	Total Italy	3,589,671

	Japan — 26.5%
167,400	Anritsu Corp	856,205
33,700	Aoyama Trading Co Ltd	1,155,050
62,100	COMSYS Holdings Corp	1,071,355
32,100	Fuji Seal International Inc	1,310,717
46,000	Fujitsu General Ltd	909,800
74,800	Fuji Oil Holdings Inc	1,418,150
32,800	HIS Co Ltd	908,393
28,800	Izumi Co Ltd	1,272,823
201	Kenedix Office Investment Corp (REIT)	1,073,431
77,800	Kitz Corp	453,309
85,400	Komori Corp	1,103,493
42,500	Kurita Water Industries Ltd	891,493
210,700	Mitsubishi UFJ Lease & Finance Co Ltd	987,897
26,500	Mixi Inc	928,905
118,600	NHK Spring Co Ltd	1,129,107
55,000	Nippon Seiki Co Ltd	1,127,775
15,500	Nippon Shokubai Co Ltd	964,309
244,000	Nippon Soda Co Ltd	1,073,478
66,300	Nitto Kogyo Corp	943,866

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
860	Nomura Real Estate Master Fund Inc (REIT)	1,285,633
43,700	OSG Corp	872,278
295,000	Sanden Holdings Corp	953,696
131,900	Sanwa Holdings Corp	1,318,294
86,600	Sumitomo Rubber Industries Ltd	1,451,856
42,600	Suruga Bank Ltd	975,051
80,900	Tadano Ltd	877,488
156,400	Takara Leben Co Ltd	932,704
34,200	Tokyo Century Corp	1,120,163
35,700	TS Tech Co Ltd	958,733
125,000	Tsubakimoto Chain Co	1,000,010

	Total Japan	31,325,462

	Mexico — 0.5%
292,806	Grupo Herdez SAB de CV	591,987

	Netherlands — 1.8%
47,870	Aalberts Industries NV	1,456,947
20,672	Flow Traders	653,849

	Total Netherlands	2,110,796

	Russia — 0.8%
522,940	Moscow Exchange MICEX-RTS PJSC	959,757

	Singapore — 1.0%
1,446,634	Keppel DC (REIT)	1,233,975

	South Africa — 0.4%
143,203	Northam Platinum Ltd *	419,663

	South Korea — 0.5%
85,612	Macquarie Korea Infrastructure Fund	618,991

	Sweden — 0.9%
37,877	Loomis AB – Class B	1,001,521

	Switzerland — 9.7%
38,916	Ascom Holding AG (Registered)	670,904
13,637	Baloise Holding AG (Registered)	1,641,581
17,605	Cembra Money Bank AG *	1,300,449
3,195	dormakaba Holding AG *	2,308,469
15,600	Dufry AG (Registered) *	1,929,647
2,720	Flughafen Zuerich AG (Registered)	467,739
1,331	Forbo Holdings AG (Registered) *	1,715,271
2,736	Helvetia Holding AG (Registered)	1,421,384

	Total Switzerland	11,455,444

	Taiwan — 1.1%
905,000	Chipbond Technology Corp	1,262,327
430,000	ProMOS Technologies Inc * (a) (b)	—

	Total Taiwan	1,262,327

Shares / Par Value†		Description	Value ($)
		Thailand — 0.9%
	3,374,200	Jasmine Broadband Internet Infrastructure Fund	1,097,205

		United Kingdom — 13.7%
	298,465	Auto Trader Group Plc	1,489,502
	102,392	Euromoney Institutional Investor Plc	1,381,498
	257,456	Informa Plc	2,092,128
	114,073	John Wood Group Plc	1,178,218
	201,336	Jupiter Fund Management Plc	1,080,099
	83,184	Lonmin Plc *	155,955
	1,190,721	Melrose Industries Plc	2,729,011
	49,245	Micro Focus International Plc	1,300,267
	346,262	Spirent Communications Plc	348,104
	248,064	SThree Plc	859,619
	445,556	Topps Tiles Plc	482,313
	428,768	Tyman Plc	1,348,397
	374,010	Wilmington Plc	1,286,867
	95,007	Xaar Plc	457,044

		Total United Kingdom	16,189,022

		TOTAL COMMON STOCKS (COST $115,756,486)	113,837,470

		MUTUAL FUNDS — 1.3%

		United States — 1.3%
		Affiliated Issuers — 1.3%
	62,003	GMO U.S. Treasury Fund	1,550,697

		TOTAL MUTUAL FUNDS (COST $1,550,697)	1,550,697

		SHORT-TERM INVESTMENTS — 2.4%

		Time Deposits — 2.4%
	593,563	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.15%, due 12/01/16	593,563
CAD	1,088	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	810
GBP	6,007	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	7,516
	465,663	Citibank (New York) Time Deposit, 0.15%, due 12/01/16	465,663
	593,563	ING Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	593,563
	593,563	Standard Chartered Bank (London) Time Deposit, 0.15%, due 12/01/16	593,563
JPY	7,224,299	Sumitomo (Tokyo) Time Deposit, (0.26)%, due 12/01/16	63,147

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	Time Deposits — continued
530,178	Sumitomo (Tokyo) Time Deposit, 0.15%, due 12/01/16	530,178

	Total Time Deposits	2,848,003

	TOTAL SHORT-TERM INVESTMENTS (COST $2,848,003)	2,848,003

	TOTAL INVESTMENTS — 99.9% (Cost $120,155,186)	118,236,170
	Other Assets and Liabilities (net) — 0.1%	175,715

	TOTAL NET ASSETS — 100.0%	$118,411,885

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/12/2016	CITI	JPY	482,412,776	USD	4,558,342	$339,750
12/12/2016	CITI	USD	1,988,535	JPY	203,114,882	(212,340)
12/12/2016	GS	USD	635,812	JPY	66,724,274	(52,323)

						$75,087

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

PJSC - Private Joint-Stock Company

REIT- Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Bankrupt issuer.

Counterparty Abbreviations:

CITI - Citibank N.A.

GS - Goldman Sachs International

Currency Abbreviations:

CAD - Canadian Dollar

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

As of November 30, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	142,393,392	6,552,214	(7,086,531)	(534,317)
Foreign Small Companies Fund	877,477,807	87,419,631	(54,060,967)	33,358,664
International Small Companies Fund	120,942,160	5,678,029	(8,384,019)	(2,705,990)

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended November 30, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$2,474,385	$7,511,494	$8,500,000	$11,318	$175	$1,488,469

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$28,295,639	$30,090,061	$35,000,000	$89,313	$747	$23,402,623

International Small Companies Fund
GMO U.S. Treasury Fund	$3,326,167	$20,500,000	$22,274,999	$11,704	$176	$1,550,697

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through November 30, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Foreign Fund	—	98%
Foreign Small Companies Fund	—	89%
International Small Companies Fund	0%§	89%

§	Represents the interest in securities that were determined to have a value of zero at November 30, 2016.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2016, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,308,335	$—	$2,308,335
China	—	1,508,645	—	1,508,645
France	—	20,919,636	—	20,919,636
Germany	—	6,888,072	—	6,888,072
Hong Kong	—	6,526,527	—	6,526,527
India	856,912	—	—	856,912
Israel	—	1,760,528	—	1,760,528
Italy	—	1,557,020	—	1,557,020
Japan	—	46,537,698	—	46,537,698
Netherlands	—	3,056,112	—	3,056,112
Norway	—	1,534,895	—	1,534,895
Russia	—	1,413,555	—	1,413,555
South Africa	—	405,384	—	405,384
South Korea	—	1,450,519	—	1,450,519
Spain	—	2,689,558	—	2,689,558
Sweden	—	3,651,010	—	3,651,010
Switzerland	—	5,713,481	—	5,713,481
Taiwan	—	3,488,070	—	3,488,070
United Kingdom	—	26,466,592	—	26,466,592

TOTAL COMMON STOCKS	856,912	137,875,637	—	138,732,549

Mutual Funds
United States	1,488,469	—	—	1,488,469

TOTAL MUTUAL FUNDS	1,488,469	—	—	1,488,469

Short-Term Investments	1,638,058	—	—	1,638,058

Total Investments	3,983,439	137,875,637	—	141,859,076

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$859,942	$—	$859,942

Total	$3,983,439	$138,735,579	$—	$142,719,018

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(593,751)	$—	$(593,751)

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Argentina	$4,825,258	$—	$—	$4,825,258
Australia	—	55,616,005	—	55,616,005
Brazil	—	3,864,725	—	3,864,725
Canada	55,493,763	—	—	55,493,763
China	—	3,837,769	—	3,837,769
Finland	—	11,965,735	—	11,965,735
France	—	129,398,061	—	129,398,061
Germany	—	32,865,139	—	32,865,139
Hong Kong	—	6,880,502	—	6,880,502
Ireland	—	4,734,238	—	4,734,238
Israel	—	11,527,876	—	11,527,876

Description	Level 1	Level 2	Level 3		Total
Foreign Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Italy	$—	$27,675,519	$—		$27,675,519
Japan	—	241,219,567	—		241,219,567
Mexico	4,594,740	—	—		4,594,740
Netherlands	—	16,273,909	—		16,273,909
Russia	—	7,362,911	—		7,362,911
Singapore	—	9,481,941	—		9,481,941
South Africa	—	3,251,224	—		3,251,224
South Korea	—	4,758,125	—		4,758,125
Sweden	—	7,715,994	—		7,715,994
Switzerland	—	88,146,894	—		88,146,894
Taiwan	—	9,726,194	—		9,726,194
Thailand	—	8,451,392	—		8,451,392
United Kingdom	—	124,330,163	—		124,330,163

TOTAL COMMON STOCKS	64,913,761	809,083,883	—		873,997,644

Mutual Funds
United States	23,402,623	—	—		23,402,623

TOTAL MUTUAL FUNDS	23,402,623	—	—		23,402,623

Short-Term Investments	13,436,204	—	—		13,436,204

Total Investments	101,752,588	809,083,883	—		910,836,471

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	2,199,662	—		2,199,662

Total	$101,752,588	$811,283,545	$—		$913,036,133

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,682,040)	$—		$(1,682,040)

International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Argentina	$625,239	$—	$—		$625,239
Australia	—	7,237,849	—		7,237,849
Austria	—	—	0	§	0	§
Brazil	—	503,957	—		503,957
Canada	7,190,015	—	—		7,190,015
China	—	497,990	0	§	497,990
Finland	—	1,551,998	—		1,551,998
France	—	17,065,494	—		17,065,494
Germany	—	4,263,372	—		4,263,372
Hong Kong	—	892,726	—		892,726
Indonesia	—	39,653	—		39,653
Ireland	—	614,734	—		614,734
Israel	—	1,498,622	—		1,498,622
Italy	—	3,589,671	—		3,589,671
Japan	—	31,325,462	—		31,325,462
Mexico	591,987	—	—		591,987
Netherlands	—	2,110,796	—		2,110,796
Russia	—	959,757	—		959,757
Singapore	—	1,233,975	—		1,233,975
South Africa	—	419,663	—		419,663
South Korea	—	618,991	—		618,991
Sweden	—	1,001,521	—		1,001,521
Switzerland	—	11,455,444	—		11,455,444
Taiwan	—	1,262,327	0	§	1,262,327
Thailand	—	1,097,205	—		1,097,205
United Kingdom	—	16,189,022	—		16,189,022

TOTAL COMMON STOCKS	8,407,241	105,430,229	0	§	113,837,470

Description	Level 1	Level 2	Level 3		Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$1,550,697	$—	$—		$1,550,697

TOTAL MUTUAL FUNDS	1,550,697	—	—		1,550,697

Short-Term Investments	2,848,003	—	—		2,848,003

Total Investments	12,805,941	105,430,229	0	§	118,236,170

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	339,750	—		339,750

Total	$12,805,941	$105,769,979	$0	§	$118,575,920

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(264,663)	$—		$(264,663)

§	Represents the interest in securities that were determined to have a value of zero at November 30, 2016.

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2016, there were no significant transfers between Level 1 and Level 2.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Fund’s net assets) as of November 30, 2016 were as follows:

Fund Name	Level 3 securities and derivatives
Foreign Fund	—
Foreign Small Companies Fund	—
International Small Companies Fund	0%§

§	Represents the interest in securities that were determined to have a value of zero at November 30, 2016.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Counterparty Risk	X	X	X
Currency Risk	X	X	X
Derivatives and Short Sales Risk	X	X	X
Focused Investment Risk	X	X	X
Illiquidity Risk	X	X	X
Large Shareholder Risk	X	X	X
Leveraging Risk	X	X	X
Management and Operational Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Market Risk — Equities	X	X	X
Non-Diversified Funds	X
Non-U.S. Investment Risk	X	X	X
Small Company Risk	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”) regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Fund is not a diversified investment company within the meaning of the 1940 Act:

•	Foreign Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political, or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Forward currency contracts
Adjust exposure to foreign currencies	X	X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2016:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Foreign Fund
Asset Derivatives
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$859,942	$—	$859,942

Total	$—	$—	$859,942	$—	$859,942

Liability Derivatives
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(593,751)	$—	$(593,751)

Total	$—	$—	$(593,751)	$—	$(593,751)

Foreign Small Companies Fund
Asset Derivatives
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$2,199,662	$—	$2,199,662

Total	$—	$—	$2,199,662	$—	$2,199,662

Liability Derivatives
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(1,682,040)	$—	$(1,682,040)

Total	$—	$—	$(1,682,040)	$—	$(1,682,040)

International Small Companies Fund
Asset Derivatives
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$339,750	$—	$339,750

Total	$—	$—	$339,750	$—	$339,750

Liability Derivatives
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(264,663)	$—	$(264,663)

Total	$—	$—	$(264,663)	$—	$(264,663)

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 75.3%

	Australia — 2.1%
36,624	Adelaide Brighton Ltd	138,313
3,782	CIMIC Group Ltd	85,881
35,393	Dexus Property Group (REIT)	238,058
44,670	Downer EDI Ltd	185,976
25,776	GPT Group (The) (REIT)	91,960
98,079	Mirvac Group (REIT)	148,156
36,586	OZ Minerals Ltd	211,339
270,685	Scentre Group (REIT)	846,601
9,633	Sonic Healthcare Ltd	154,930
25,020	Star Entertainment Grp Ltd (The)	97,326
47,115	Telstra Corp Ltd	175,563
8,134	WorleyParsons Ltd *	52,455

	Total Australia	2,426,558

	Austria — 0.6%
15,871	OMV AG	512,934
3,900	voestalpine AG	148,037

	Total Austria	660,971

	Belgium — 0.2%
7,004	AGFA-Gevaert NV *	32,049
7,326	bpost SA	164,540

	Total Belgium	196,589

	Brazil — 0.5%
51,900	Banco do Brasil SA	436,092
35,900	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	176,014

	Total Brazil	612,106

	Canada — 2.8%
7,600	Air Canada *	76,379
900	Alimentation Couche-Tard Inc – Class B	41,533
18,300	BCE Inc	788,645
600	Canadian Tire Corp Ltd – Class A	62,497
3,000	Celestica Inc *	36,403
10,400	CGI Group Inc – Class A *	492,631
20,200	CI Financial Corp	399,549
54,400	IAMGOLD Corp * CAD	199,321
12,400	IAMGOLD Corp * USD	45,434
1,200	Medical Facilities Corp	14,963
30,000	Metro Inc	913,645
200	Toromont Industries Ltd	6,557
7,800	Transcontinental Inc – Class A	108,293
2,800	WestJet Airlines Ltd	43,898

	Total Canada	3,229,748

	China — 1.1%
3,500	Anhui Conch Cement Co Ltd – Class H	10,106
64,000	Belle International Holdings Ltd	36,901

Shares	Description	Value ($)
	China — continued
42,000	China Communications Construction Co Ltd – Class H	50,222
206,000	China Communications Services Corp Ltd – Class H	121,141
22,000	China Everbright Ltd	44,346
192,000	China Jinmao Holdings Group Ltd	51,431
19,000	China Machinery Engineering Corp – Class H	12,404
3,000	China Mengniu Dairy Co Ltd	6,158
366,000	China National Building Material Co Ltd – Class H	184,810
19,500	China Railway Construction Corp Ltd – Class H	27,674
96,000	China Resources Power Holdings Co Ltd	157,825
153,060	China Telecom Corp Ltd – Class H	74,229
44,000	China Travel International Investment Hong Kong Ltd	12,856
24,000	Dongfeng Motor Group Co Ltd – Class H	24,356
67,000	Greentown China Holdings Ltd *	55,063
28,000	Guangdong Investment Ltd	39,144
122,400	Guangzhou R&F Properties Co Ltd – Class H	155,416
40,000	Huabao International Holdings Ltd *	16,888
4,000	Huaneng Power International Inc – Class H	2,501
25,000	Lee & Man Paper Manufacturing Ltd	19,153
41,500	Shimao Property Holdings Ltd	54,181
44,500	Sino-Ocean Land Holdings Ltd	18,939
3,000	Sinopec Engineering Group Co Ltd – Class H	2,595
94,719	Skyworth Digital Holdings Ltd	59,390
11,000	TravelSky Technology Ltd – Class H	23,030
16,000	Zhejiang Expressway Co Ltd – Class H	17,085

	Total China	1,277,844

	Czech Republic — 0.1%
6,620	CEZ AS	107,592
510	Komercni Banka as	16,846

	Total Czech Republic	124,438

	Denmark — 0.3%
25	AP Moeller – Maersk A/S – Class A	31,646
267	AP Moeller – Maersk A/S – Class B	352,711

	Total Denmark	384,357

	Finland — 0.6%
165	Sampo Oyj – A Shares	7,281
27,974	UPM – Kymmene Oyj	639,376

	Total Finland	646,657

	France — 5.6%
17,145	Air France-KLM *	92,242
70,530	AXA SA	1,657,629
5,345	BNP Paribas SA	309,789
4,196	Christian Dior SE	815,409
3,832	Cie Generale des Etablissements Michelin	409,132

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	France — continued
13,575	CNP Assurances	238,108
568	M6-Metropole Television SA	9,685
11,328	Rexel SA	174,869
8,377	SCOR SE	265,614
8,807	Societe Generale SA	377,846
44,617	TOTAL SA	2,127,241

	Total France	6,477,564

	Germany — 4.4%
3,373	ADVA Optical Networking SE *	25,407
10,162	Allianz SE (Registered)	1,614,854
8,630	Bayerische Motoren Werke AG	734,276
32	Bechtle AG	2,980
23,126	Daimler AG (Registered Shares)	1,536,020
29,579	Deutsche Lufthansa AG (Registered)	382,990
44	Fraport AG Frankfurt Airport Services Worldwide	2,553
3,842	Hannover Rueck SE	407,757
2,769	RHOEN-KLINIKUM AG	73,143
5,286	Software AG	186,370
3,486	STADA Arzneimittel AG	170,320

	Total Germany	5,136,670

	Hong Kong — 1.2%
11,600	Dah Sing Banking Group Ltd	21,612
2,000	HKT Trust & HKT Ltd – Class SS	2,599
37,900	Hongkong Land Holdings Ltd	242,147
41,000	Hysan Development Co Ltd	180,662
53,500	Kerry Properties Ltd	152,954
46,500	Link REIT	319,795
2,000	Luk Fook Holdings International Ltd	5,785
251,000	SJM Holdings Ltd	202,942
6,000	Swire Pacific Ltd – Class A	59,834
1,000	Wharf Holdings Ltd (The)	7,401
26,000	Wheelock & Co Ltd	154,231
12,500	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	2,251
14,000	Xinyi Glass Holdings Ltd *	10,422

	Total Hong Kong	1,362,635

	Hungary — 0.1%
21,718	Magyar Telekom Telecommunications Plc	36,194
41	MOL Hungarian Oil & Gas Plc	2,564
3,240	Richter Gedeon Nyrt	64,607

	Total Hungary	103,365

	India — 0.1%
7,532	Indiabulls Housing Finance Ltd	83,901

	Israel — 0.1%
15,097	Bank Hapoalim BM	90,738

Shares	Description	Value ($)
	Israel — continued
16,725	Bank Leumi Le-Israel BM *	68,090

	Total Israel	158,828

	Italy — 0.7%
30,267	Banca Mediolanum SPA	195,691
45,972	Enel SPA	185,620
1,768	Fiat Chrysler Automobiles NV	13,547
38,311	Hera SPA	79,260
2,391	Italgas SPA *	8,555
10,043	Recordati SPA	273,229
1,971	Rizzoli Corriere Della Sera Mediagroup SPA *	1,625
2,400	Societa Cattolica di Assicurazioni SCRL	13,487

	Total Italy	771,014

	Japan — 14.2%
600	Ain Holdings Inc	42,251
2,400	Aoyama Trading Co Ltd	82,259
2,500	Asatsu-DK Inc	66,910
300	Autobacs Seven Co Ltd	4,394
16,000	Calsonic Kansei Corp	249,928
6,200	Central Japan Railway Co	1,023,579
2,600	Coca-Cola West Co Ltd	74,015
3,900	Concordia Financial Group Ltd	18,296
1,900	Daicel Corp	21,305
2,900	Daiwa House Industry Co Ltd	83,491
12,000	Daiwabo Holdings Co Ltd	31,756
7,600	DCM Holdings Co Ltd	69,078
43,000	Denka Co Ltd	192,161
700	DIC Corp	22,075
24,800	FUJIFILM Holdings Corp	932,240
3,000	Fujikura Ltd	16,451
4,000	Fujitsu General Ltd	79,113
4,000	Fukuoka Financial Group Inc	17,601
1,100	Geo Holdings Corp	12,002
1,400	Haseko Corp	14,729
2,200	Hitachi Capital Corp	54,678
1,400	Horiba Ltd	63,117
2,500	Idemitsu Kosan Co Ltd	57,549
200	Isuzu Motors Ltd	2,407
113,100	ITOCHU Corp	1,562,282
500	Jafco Co Ltd	17,550
15,200	Japan Airlines Co Ltd	453,836
700	K’s Holdings Corp	13,002
16,000	Kaneka Corp	129,660
61,200	KDDI Corp	1,602,547
800	Keihin Corp	13,298
200	Kewpie Corp	4,747
700	Konica Minolta Inc	6,799
60,800	Marubeni Corp	337,695
10,700	Medipal Holdings Corp	154,974
58,500	Mitsubishi Chemical Holdings Corp	375,875

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
2,100	Mitsubishi Motors Corp	9,831
266,100	Mitsubishi UFJ Financial Group Inc	1,600,040
6,000	Mitsubishi UFJ Lease & Finance Co Ltd	28,132
300	Nifco Inc	16,682
2,000	Nippon Corp	38,603
5,500	Nippon Paper Industries Co Ltd	95,831
35,900	Nippon Telegraph & Telephone Corp	1,441,067
11,000	Nippon Yusen KK	20,779
600	Nishi-Nippon Financial Holdings Inc *	5,638
2,200	Open House Co Ltd	54,963
20,400	Otsuka Holdings Co Ltd	836,383
600	Pola Orbis Holdings Inc	46,865
1,800	Ricoh Co Ltd	14,696
13,100	Sekisui Chemical Co Ltd	200,718
21,000	Sekisui House Ltd	348,457
158,800	Sojitz Corp	407,570
1,600	Sumitomo Corp	19,311
11,000	Sumitomo Forestry Co Ltd	151,598
48,100	Sumitomo Mitsui Financial Group Inc	1,814,056
41,000	Sumitomo Osaka Cement Co Ltd	146,102
10,600	Sumitomo Rubber Industries Ltd	177,710
1,900	Sundrug Co Ltd	133,128
200	Suzuken Co Ltd	6,058
2,000	Takashimaya Co Ltd	16,768
6,100	Toho Holdings Co Ltd	119,140
2,100	Tokai Rika Co Ltd	42,059
36,000	Tosoh Corp	245,716
11,900	Toyota Tsusho Corp	301,915
4,100	TS Tech Co Ltd	110,107
4,000	Ube Industries Ltd	8,439
700	Valor Holdings Co Ltd	16,861
3,000	Yamaguchi Financial Group Inc	31,592
2,300	Yokohama Rubber Co Ltd (The)	42,297

	Total Japan	16,452,762

	Mexico — 0.1%
10,000	Arca Continental SAB de CV	52,911
1,300	Grupo Aeroportuario del Pacifico SAB de CV – Class B	11,098

	Total Mexico	64,009

	Netherlands — 1.8%
95	Aalberts Industries NV	2,891
2,400	AerCap Holdings NV *	102,840
200	AVG Technologies NV *	5,320
1,372	Heineken Holding NV	96,171
46,380	Koninklijke Ahold Delhaize NV	913,358
53,385	PostNL NV *	262,781
18,615	Wolters Kluwer NV	670,244

	Total Netherlands	2,053,605

Shares	Description	Value ($)
	Norway — 0.8%
4,960	Bakkafrost P/F	209,260
5,194	BW LPG Ltd	16,643
17,486	Orkla ASA	155,687
14,390	Statoil ASA	249,487
13,557	Storebrand ASA *	70,712
770	Subsea 7 SA *	9,017
4,258	Yara International ASA	157,446

	Total Norway	868,252

	Poland — 0.2%
9,404	Enea SA *	20,796
12,492	KGHM Polska Miedz SA	259,571

	Total Poland	280,367

	Portugal — 0.1%
18,084	CTT-Correios de Portugal SA	112,493

	Russia — 1.0%
466,720	Gazprom PJSC	1,078,566
1,625	Tatneft PJSC Sponsored ADR	59,330

	Total Russia	1,137,896

	Singapore — 0.1%
12,500	CapitaLand Mall Trust (REIT)	16,932
4,500	SATS Ltd	15,092
243,500	Yangzijiang Shipbuilding Holdings Ltd	138,729

	Total Singapore	170,753

	South Africa — 1.2%
44,814	African Bank Investments Ltd * (a)	3
11,430	Ascendis Health Ltd	19,632
11,612	AVI Ltd	71,372
14,058	Barloworld Ltd	106,211
21,289	Bidvest Group Ltd (The)	245,924
2,638	Clicks Group Ltd	22,611
3,824	Coronation Fund Managers Ltd	19,474
404	Hyprop Investments Ltd (REIT)	3,237
800	Imperial Holdings Ltd	9,598
11,178	MMI Holdings Ltd	17,409
2,292	Mondi Ltd	46,094
4,478	Nedbank Group Ltd	73,018
9,050	Reunert Ltd	42,081
2,950	RMB Holdings Ltd	13,042
32,267	SA Corporate Real Estate Fund Nominees Pty Ltd	12,594
17,442	Sasol Ltd	468,320
4,907	Sibanye Gold Ltd Sponsored ADR	40,777
3,373	Telkom SA SOC Ltd	16,637
20,975	Truworths International Ltd	104,380

	Total South Africa	1,332,414

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	South Korea — 0.7%
75	Dongbu Insurance Co Ltd	4,676
545	Hana Financial Group Inc	15,004
2,048	Hankook Tire Worldwide Co Ltd	36,163
384	Hanwha Corp	11,538
762	Hyundai Mobis Co Ltd	162,244
65	Hyundai Motor Co	7,384
14,156	Industrial Bank of Korea	158,003
174	KB Financial Group Inc	6,257
6,989	Kia Motors Corp	223,283
1,284	Korean Reinsurance Co	12,560
96	KT&G Corp	8,631
337	LG Display Co Ltd	8,063
25	Samsung Electronics Co Ltd GDR	18,247
680	SK Innovation Co Ltd	88,990
10,183	Woori Bank	104,361

	Total South Korea	865,404

	Spain — 0.7%
7,517	Ebro Foods SA	152,302
5,827	Endesa SA	120,297
44,409	Repsol SA	594,481

	Total Spain	867,080

	Sweden — 0.2%
8,225	Axfood AB	119,788
1,033	Bonava AB – B Shares *	13,458
602	Fastighets AB Balder – B Shares *	12,504
214	Intrum Justitia AB	6,471
26,787	Telefonaktiebolaget LM Ericsson – B Shares	137,477

	Total Sweden	289,698

	Switzerland — 2.7%
948	ABB Ltd (Registered) *	19,323
4,343	Adecco Group AG (Registered)	267,461
253	Cembra Money Bank AG *	18,689
20	dormakaba Holding AG *	14,450
350	EMS-Chemie Holding AG (Registered)	179,737
4,446	Kuehne & Nagel International AG (Registered)	579,751
122	LafargeHolcim Ltd (Registered) *	6,454
18	Sika AG	87,310
604	Swiss Life Holding AG (Registered) *	165,976
18,918	Swiss Re AG	1,740,130

	Total Switzerland	3,079,281

	Taiwan — 1.2%
9,000	Asustek Computer Inc	74,319
1,000	Catcher Technology Co Ltd	7,244
14,738	Foxconn Technology Co Ltd	38,537
56,960	Hon Hai Precision Industry Co Ltd	146,317
4,622	Hon Hai Precision Industry Co Ltd GDR (Registered Shares)	23,167

Shares	Description	Value ($)
	Taiwan — continued
25,092	Hua Nan Financial Holdings Co Ltd – Class C	12,736
205,000	Innolux Corp	70,537
82,000	Inventec Corp	55,215
182,699	Lite-On Technology Corp	287,985
11,252	Lite-On Technology Corp GDR (a)	177,010
162,000	Pegatron Corp	385,037
15,000	Pou Chen Corp	18,740
7,000	Radiant Opto-Electronics Corp	12,722
11,000	Simplo Technology Co Ltd	32,464
4,000	Uni-President Enterprises Corp	6,825
86,000	United Microelectronics Corp	30,326

	Total Taiwan	1,379,181

	Thailand — 0.0%
75,200	Krung Thai Bank Pcl NVDR	37,043

	Turkey — 1.0%
128,979	Eregli Demir ve Celik Fabrikalari TAS	176,521
39,115	KOC Holding AS	141,554
7,699	TAV Havalimanlari Holding AS	28,942
6,136	Tupras-Turkiye Petrol Rafineriler AS	122,230
10,334	Turk Telekomunikasyon AS	16,598
15,757	Turkcell Iletisim Hizmetleri AS *	41,388
79,315	Turkiye Halk Bankasi AS	202,323
199,876	Turkiye Is Bankasi – Class C	279,876
95,179	Turkiye Vakiflar Bankasi TAO – Class D	115,170

	Total Turkey	1,124,602

	United Kingdom — 7.3%
30,296	AstraZeneca Plc	1,567,469
1,139	Bellway Plc	34,793
16,669	Berkeley Group Holdings Plc (The)	516,672
1,990	Bovis Homes Group Plc	20,210
29,096	British American Tobacco Plc	1,592,722
16,080	Carillion Plc	49,559
119,774	Centrica Plc	314,528
11,028	Crest Nicholson Holdings Plc	60,254
4,295	Galliford Try Plc	67,946
26,224	GlaxoSmithKline Plc	489,363
664	HSBC Holdings Plc	5,246
365	HSBC Holdings Plc	2,893
3,706	Hunting Plc	25,124
17,182	Imperial Brands Plc	736,810
26,201	Inchcape Plc	199,243
24,273	Indivior Plc	97,793
4,623	Intermediate Capital Group Plc	39,154
7,121	Jupiter Fund Management Plc	38,202
118,744	Kingfisher Plc	522,432
39,045	Persimmon Plc	828,008
982	Playtech Plc	10,544
4,981	Reckitt Benckiser Group Plc	420,763

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
46,989	Royal Mail Plc	275,209
248	Royal Dutch Shell Plc A Shares (London)	6,311
8,123	WH Smith Plc	152,950
15,486	WPP Plc	330,268

	Total United Kingdom	8,404,466

	United States — 21.5%
3,500	3M Co.	601,090
132	AdvanSix, Inc. *	2,468
7,200	Aflac, Inc.	513,936
2,000	AGCO Corp.	111,600
100	Altisource Portfolio Solutions SA *	2,694
6,900	Amdocs Ltd.	406,893
400	American National Insurance Co.	48,200
1,300	Anthem, Inc.	185,289
400	Apollo Commercial Real Estate Finance, Inc. (REIT)	6,864
104	Ares Capital Corp.	1,668
2,700	ARMOUR Residential REIT, Inc.	60,048
8,592	Arrow Electronics, Inc. *	586,576
9,700	Assured Guaranty Ltd.	346,872
300	Atlas Air Worldwide Holdings, Inc. *	14,820
5,100	Avery Dennison Corp.	367,506
500	Avista Corp.	20,235
9,700	Avnet, Inc.	445,133
8,102	Bed Bath & Beyond, Inc.	363,051
3,200	Best Buy Co., Inc.	146,240
1,100	BGC Partners, Inc. – Class A	10,747
1,400	CA, Inc.	44,744
200	CACI International, Inc. – Class A *	25,880
6,600	Capital One Financial Corp.	554,664
1,700	CatchMark Timber Trust, Inc. (REIT) – Class A	18,598
1,800	CenterPoint Energy, Inc.	42,948
300	Cheesecake Factory, Inc. (The)	17,751
100	Chemed Corp.	14,897
1,100	Chemours Co. (The)	27,192
5,600	Chesapeake Energy Corp. *	39,200
6,400	Chimera Investment Corp. (REIT)	108,544
2,100	Cintas Corp.	240,660
21,700	Cisco Systems, Inc.	647,094
1,200	Coach, Inc.	43,668
5,900	Convergys Corp.	152,633
100	Cooper-Standard Holding, Inc. *	9,532
3,500	Delta Air Lines, Inc.	168,630
2,100	Deluxe Corp.	142,170
24,100	Denbury Resources, Inc. *	91,098
800	Discover Financial Services	54,216
900	Douglas Dynamics, Inc.	28,755
7,156	Dr Pepper Snapple Group, Inc.	620,711
11,800	Emerson Electric Co.	665,992

Shares	Description	Value ($)
	United States — continued
200	Endurance Specialty Holdings Ltd.	18,440
600	Ennis, Inc.	9,690
100	Euronet Worldwide, Inc. *	7,172
700	Everest Re Group Ltd.	147,385
200	F5 Networks, Inc. *	28,150
1,492	FirstCash, Inc.	68,483
6,100	Fiserv, Inc. *	638,182
5,500	Foot Locker, Inc.	394,185
1,043	Gentex Corp.	19,285
100	Genuine Parts Co.	9,623
7,800	Gilead Sciences, Inc.	574,860
2,800	Guess?, Inc.	42,896
45	Hasbro, Inc.	3,842
2,800	Helen of Troy Ltd. *	238,280
5,200	Home Depot, Inc. (The)	672,880
5,200	Honeywell International, Inc.	592,488
6,900	Hormel Foods Corp.	236,256
18,344	HP, Inc.	282,498
100	Illinois Tool Works, Inc.	12,518
3,700	Ingredion, Inc.	434,306
20,700	Intel Corp.	718,290
4,073	International Business Machines Corp.	660,722
500	Janus Capital Group, Inc.	6,750
300	John B. Sanfilippo & Son, Inc.	19,110
7,510	Johnson & Johnson	835,863
11,100	JPMorgan Chase & Co.	889,887
4,900	Korn/Ferry International	124,362
2,900	Lear Corp.	375,579
200	Lincoln National Corp.	12,820
7,500	LyondellBasell Industries NV – Class A	677,400
1,300	Macy’s, Inc.	54,860
100	ManpowerGroup, Inc.	8,541
7,500	Marathon Oil Corp.	135,450
400	Matson, Inc.	15,044
10,200	MBIA, Inc. *	105,978
600	Michael Kors Holdings Ltd *	27,894
1,874	Murphy USA, Inc. *	127,788
1,200	Murphy Oil Corp.	40,692
500	Nasdaq, Inc.	32,045
400	Navigators Group, Inc. (The)	42,160
1,000	Northwest Bancshares, Inc.	18,170
1,700	Oasis Petroleum, Inc. *	25,449
500	Omega Protein Corp. *	11,975
5,800	Omnicom Group, Inc.	504,252
10,900	Paychex, Inc.	642,555
20,100	PDL BioPharma, Inc.	44,019
21,700	Pfizer, Inc.	697,438
100	Pinnacle West Capital Corp.	7,393
2,000	PRA Group, Inc. *	71,900
100	Reliance Steel & Aluminum Co.	8,110
1,900	Sanmina Corp. *	62,415
900	SkyWest, Inc.	33,165

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
100	Sonoco Products Co.	5,413
300	Superior Industries International, Inc.	7,545
600	Sykes Enterprises, Inc. *	16,908
5,700	T. Rowe Price Group, Inc.	422,142
3,110	Talen Energy Corp. *	43,416
1,680	Tech Data Corp. *	142,582
700	Teradata Corp. *	18,795
5,400	Tesoro Corp.	439,290
1,922	Thor Industries, Inc.	193,295
1,300	Tower International, Inc.	34,060
4,400	Travelers Cos., Inc. (The)	498,740
100	Tupperware Brands Corp.	5,544
5,000	United Parcel Service, Inc. – Class B	579,600
5,015	UnitedHealth Group, Inc.	793,975
10,100	Valero Energy Corp.	621,756
14,900	Verizon Communications, Inc.	743,510
700	Wabash National Corp. *	9,653
8,500	Wal-Mart Stores, Inc.	598,655
1,592	Walker & Dunlop, Inc. *	46,789
3,800	Werner Enterprises, Inc.	102,790
300	WESCO International, Inc. *	20,370
100	Whirlpool Corp.	16,244
2,200	Whiting Petroleum Corp. *	26,884
100	Wyndham Worldwide Corp.	7,199

	Total United States	24,866,157

	TOTAL COMMON STOCKS (COST $86,498,114)	87,038,708

	PREFERRED STOCKS — 1.5%

	Brazil — 0.6%
93,000	Cia Energetica de Minas Gerais	216,736
184,190	Itausa-Investimentos Itau SA	468,030

	Total Brazil	684,766

	Germany — 0.5%
1,390	Jungheinrich AG	36,421
11,692	Porsche Automobil Holding SE	592,139

	Total Germany	628,560

	South Korea — 0.4%
127	Hyundai Motor Co	10,404
741	Hyundai Motor Co 2nd Preference	62,933
284	Samsung Electronics Co Ltd	328,337

	Total South Korea	401,674

	TOTAL PREFERRED STOCKS (COST $1,925,345)	1,715,000

Shares / Par Value†		Description	Value ($)
		MUTUAL FUNDS — 22.6%

		United States — 22.6%
		Affiliated Issuers — 22.6%
	1,187,565	GMO Quality Fund, Class VI	24,451,955
	64,003	GMO U.S. Treasury Fund	1,600,723

		TOTAL MUTUAL FUNDS (COST $26,612,256)	26,052,678

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
EUR	7,180	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.57)%, due 12/01/16	7,610
GBP	11,919	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	14,913
JPY	1,026,276	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.26)%, due 12/01/16	8,971
NZD	1,245	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.20%, due 12/01/16	882
SGD	313	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/16	218
	296,854	ING Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	296,854

		Total Time Deposits	329,448

		TOTAL SHORT-TERM INVESTMENTS (COST $329,448)	329,448

		TOTAL INVESTMENTS — 99.7% (Cost $115,365,163)	115,135,834
		Other Assets and Liabilities (net) — 0.3%	397,990

		TOTAL NET ASSETS — 100.0%	$115,533,824

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
11	Mini MSCI Emerging Markets	December 2016	$899,305	$5,385
3	S&P 500 E-Mini Index	December 2016	329,820	1,808

			$1,229,125	$7,193

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Currency Abbreviations:

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

SGD - Singapore Dollar

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.5%

	Australia — 6.7%
365,842	Abacus Property Group (REIT)	803,805
3,422,796	Adelaide Brighton Ltd	12,926,398
2,981,160	BlueScope Steel Ltd	19,773,387
227,255	BT Investment Management Ltd	1,837,662
207,765	CIMIC Group Ltd	4,717,900
121,645	Credit Corp Group Ltd	1,596,132
3,013,922	CSR Ltd	9,037,632
5,268,424	Dexus Property Group (REIT)	35,436,199
3,247,088	Downer EDI Ltd	13,518,696
125,824	Elders Ltd *	365,866
8,784,659	Fairfax Media Ltd	5,221,840
6,765,372	GPT Group (The) (REIT)	24,136,452
2,323,748	Investa Office Fund (REIT)	7,558,402
613,051	LendLease Group	6,145,789
863,750	Metcash Ltd *	1,316,966
20,335,803	Mirvac Group (REIT)	30,718,780
1,645,480	Nine Entertainment Co Holdings Ltd	1,121,011
3,484,930	OZ Minerals Ltd	20,130,705
583,876	Pact Group Holdings Ltd	2,803,968
1,985,392	Primary Health Care Ltd	5,368,460
16,472,091	Scentre Group (REIT)	51,518,537
1,181,638	Shopping Centres Australasia Property Group (REIT)	1,846,493
394,187	Sigma Pharmaceuticals Ltd	358,409
950,622	Sonic Healthcare Ltd	15,289,069
288,481	Southern Cross Media Group Ltd	287,051
4,042,997	Star Entertainment Grp Ltd (The)	15,726,930
5,361,173	Stockland (REIT)	17,105,430
75,035	Tabcorp Holdings Ltd	259,665
366,344	Tassal Group Ltd	1,033,356
29,679,264	Telstra Corp Ltd	110,593,046
69,894	Vicinity Centres (REIT)	150,404
96,744	Woodside Petroleum Ltd	2,131,046
809,900	WorleyParsons Ltd *	5,222,951

	Total Australia	426,058,437

	Austria — 0.8%
1,167,625	Immofinanz AG (Entitlement Shares) * (a)	—
76,643	Oesterreichische Post AG *	2,480,651
912,236	OMV AG	29,482,500
495,462	voestalpine AG	18,806,824

	Total Austria	50,769,975

	Belgium — 0.4%
229,791	Ageas	8,566,681
617,223	AGFA-Gevaert NV *	2,824,342
501,880	bpost SA	11,272,073
46,656	D’ieteren SA/NV	1,835,556
7,450	Elia System Operator SA/NV	367,623
91,088	Orange Belgium SA *	1,888,405

	Total Belgium	26,754,680

Shares	Description	Value ($)
	Canada — 2.5%
66,000	AGF Management Ltd – Class B	263,351
781,310	Air Canada *	7,852,070
109,000	Canadian Imperial Bank of Commerce	8,599,583
184,300	Canadian Tire Corp Ltd – Class A	19,196,945
116,000	Cascades Inc	1,009,484
379,500	Celestica Inc *	4,604,965
324,300	CGI Group Inc – Class A *	15,361,579
60,400	Chorus Aviation Inc	295,862
599,500	CI Financial Corp	11,857,899
81,500	Cogeco Communications Inc	3,916,344
209,100	Corus Entertainment Inc – B Shares	1,889,730
2,139,000	IAMGOLD Corp *	7,834,348
6,700	Industrial Alliance Insurance & Financial Services Inc	284,051
26,300	Linamar Corp	1,012,999
47,100	Martinrea International Inc	266,127
1,592,500	Metro Inc	48,499,349
104,377	North West Co Inc (The)	1,946,433
205,200	Sun Life Financial Inc	7,879,265
166,700	Toromont Industries Ltd	5,465,248
486,900	Transcontinental Inc – Class A	6,759,983
7,980	Uranium Participation Corp *	21,446
139,900	WestJet Airlines Ltd	2,193,325

	Total Canada	157,010,386

	Denmark — 0.5%
18,287	AP Moeller – Maersk A/S – Class B	24,157,390
54,259	Carlsberg A/S – Class B	4,598,048
22,933	Dfds A/S	941,789
12,564	Per Aarsleff Holding A/S	285,648
8,610	Schouw & Co	573,189

	Total Denmark	30,556,064

	Finland — 1.3%
138,944	Metso Oyj	3,926,347
656,866	Neste Oyj	26,984,735
85,714	Nokian Renkaat Oyj	3,089,398
11,953	Orion Oyj – Class B	507,779
255,761	Sponda Oyj	1,098,689
31,693	Tieto Oyj	804,364
1,903,150	UPM-Kymmene Oyj	43,498,541

	Total Finland	79,909,853

	France — 9.3%
1,364,085	Air France-KLM *	7,338,958
26,246	APERAM SA	1,174,541
7,030,879	AXA SA	165,242,978
742,361	BNP Paribas SA	43,026,290
256,049	Christian Dior SE	49,758,041
340,393	Cie Generale des Etablissements Michelin	36,342,795
370,454	CNP Assurances	6,497,827
15,826	Ipsen SA	1,071,675

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	France — continued
17,334	IPSOS	503,403
4,612	Legrand SA	257,551
239,460	Metropole Television SA	4,083,181
373,639	Rexel SA	5,767,817
468,926	SCOR SE	14,868,472
54,772	Societe BIC SA	7,074,715
871,846	Societe Generale SA	37,404,749
4,488,559	TOTAL SA	214,004,674

	Total France	594,417,667

	Germany — 9.0%
286,210	ADVA Optical Networking SE *	2,155,823
764,509	Allianz SE (Registered)	121,488,953
115,453	Aurubis AG	6,122,607
563,731	BASF SE	48,711,975
934,905	Bayerische Motoren Werke AG	79,545,560
46,234	Bechtle AG	4,305,430
5,679	Cewe Stiftung & Co KGAA	501,743
2,734,436	Daimler AG (Registered Shares)	181,620,208
2,888,492	Deutsche Lufthansa AG (Registered)	37,400,310
8,698	Duerr AG	694,283
20,488	Evonik Industries AG	573,409
7,994	Fraport AG Frankfurt Airport Services Worldwide	463,909
170,656	Hannover Rueck SE	18,111,974
175,978	HeidelbergCement AG	15,769,418
6,881	Indus Holding AG	376,938
57,960	Jenoptik AG	975,771
92,676	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	16,884,091
202,422	ProSiebenSat.1 Media SE	6,927,732
216,646	RHOEN-KLINIKUM AG	5,722,675
38,518	RTL Group SA	2,615,068
6,606	Salzgitter AG	216,056
299,592	Software AG	10,562,792
262,759	STADA Arzneimittel AG	12,837,932
25,091	Talanx AG	796,123

	Total Germany	575,380,780

	Hong Kong — 4.0%
7,799,600	BOC Hong Kong Holdings Ltd	29,203,233
2,894,600	Champion (REIT)	1,644,431
2,371,900	Dah Sing Banking Group Ltd	4,418,994
458,600	Dah Sing Financial Holdings Ltd	3,068,554
5,305,290	Esprit Holdings Ltd *	4,343,806
4,370,000	Global Brands Group Holding Ltd *	681,229
1,438,530	Henderson Land Development Co Ltd	7,935,676
4,925,000	HKT Trust & HKT Ltd – Class SS	6,399,821
3,137,300	Hongkong Land Holdings Ltd	20,044,505
2,489,900	Hysan Development Co Ltd	10,971,443
4,395,700	Kerry Properties Ltd	12,567,105
6,533,291	Link (REIT)	44,931,535

Shares	Description	Value ($)
	Hong Kong — continued
921,200	Luk Fook Holdings International Ltd	2,664,784
3,787,200	Man Wah Holdings Ltd	2,636,436
1,837,000	Pacific Textiles Holdings Ltd	2,136,465
3,672,700	PCCW Ltd	2,136,860
1,146,500	Sino Land Co Ltd	1,798,671
17,527,100	SJM Holdings Ltd	14,171,272
1,545,200	SmarTone Telecommunications Holdings Ltd	2,123,673
1,317,000	Swire Pacific Ltd – Class A	13,133,491
163,200	Swire Properties Ltd	492,806
136,000	Techtronic Industries Co Ltd	529,623
437,800	Television Broadcasts Ltd	1,559,833
1,408,200	Value Partners Group Ltd	1,270,173
4,602,900	Wharf Holdings Ltd (The)	34,067,471
2,217,500	Wheelock & Co Ltd	13,154,094
829,075	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	149,322
6,372,600	Xinyi Glass Holdings Ltd *	4,743,899
3,399,300	Yue Yuen Industrial Holdings Ltd	12,215,723

	Total Hong Kong	255,194,928

	Ireland — 0.2%
512,172	Smurfit Kappa Group Plc	11,680,251

	Israel — 2.0%
3,796,190	Bank Hapoalim BM	22,816,434
6,318,172	Bank Leumi Le-Israel BM *	25,722,129
3,753,288	Bezeq The Israeli Telecommunication Corp Ltd	6,930,361
616,400	Check Point Software Technologies Ltd *	50,748,212
8,141,557	Israel Discount Bank Ltd – Class A *	16,608,017
117,373	Mizrahi Tefahot Bank Ltd	1,644,926
10,496	Teva Pharmaceutical Industries Ltd	387,718

	Total Israel	124,857,797

	Italy — 2.1%
570,813	A2A SPA	679,884
337,505	Amplifon SPA	3,230,501
2,669,672	Banca Mediolanum SPA	17,260,762
83,055	De’ Longhi SPA	1,844,720
6,982,879	Enel SPA	28,194,518
3,261,786	Eni SPA	45,635,683
14,454	EXOR SPA	606,389
3,396,569	Hera SPA	7,027,058
1,908,511	Iren SPA	2,842,845
51,762	La Doria SPA	403,233
714,323	Recordati SPA	19,433,839
2,430	Reply SPA	280,206
443,238	Societa Cattolica di Assicurazioni SCRL	2,490,819
597,863	Telecom Italia SPA *	450,386
1,731,600	Telecom Italia SPA-RSP *	1,076,959

	Total Italy	131,457,802

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — 28.2%
19,600	ADEKA Corp	267,578
65,000	Ain Holdings Inc	4,577,180
457,000	Alfresa Holdings Corp	7,366,223
141,400	Alpine Electronics Inc	1,849,539
84,100	AOKI Holdings Inc	993,414
272,600	Aoyama Trading Co Ltd	9,343,222
224,113	Asahi Glass Co Ltd	1,471,757
395,900	Asahi Kasei Corp	3,576,380
123,500	Asatsu-DK Inc	3,305,349
139,500	Autobacs Seven Co Ltd	2,043,192
1,813,900	Calsonic Kansei Corp	28,333,996
52,300	Cawachi Ltd	1,240,526
341,200	Central Japan Railway Co	56,329,868
587,400	Coca-Cola West Co Ltd	16,721,771
248,500	Concordia Financial Group Ltd	1,165,806
441,600	Cosmo Energy Holdings Co Ltd	5,703,271
21,200	Credit Saison Co Ltd	384,959
401,900	Daicel Corp	4,506,597
377,800	Daikyo Inc	805,938
194,300	Daito Trust Construction Co Ltd	30,281,582
558,600	Daiwa House Industry Co Ltd	16,082,041
663,000	Daiwabo Holdings Co Ltd	1,754,517
796,000	DCM Holdings Co Ltd	7,235,061
2,514,200	Denka Co Ltd	11,235,626
145,400	DIC Corp	4,585,249
70,900	Doutor Nichires Holdings Co Ltd	1,321,572
17,300	DTS Corp	387,129
394,000	Fuji Electric Co Ltd	1,962,439
237,400	Fuji Heavy Industries Ltd	9,901,375
310,900	Fuji Oil Holdings Inc	5,894,424
1,541,540	FUJIFILM Holdings Corp	57,946,997
217,700	Fujitsu General Ltd	4,305,725
34,600	Fuyo General Lease Co Ltd	1,654,144
170,800	Geo Holdings Corp	1,863,546
275,500	Gunze Ltd	919,730
1,242,700	Hanwa Co Ltd	8,133,617
334,400	Haseko Corp	3,518,248
245,600	Hiroshima Bank Ltd (The)	1,100,130
60,500	Hitachi Capital Corp	1,503,638
293,200	Hitachi Chemical Co Ltd	6,547,345
124,200	Horiba Ltd	5,599,385
192,100	Idemitsu Kosan Co Ltd	4,422,106
26,700	Isuzu Motors Ltd	321,345
11,144,200	ITOCHU Corp	153,937,915
33,400	Jafco Co Ltd	1,172,335
1,486,500	Japan Airlines Co Ltd	44,383,397
974,300	K’s Holdings Corp	18,097,032
1,227,600	Kaneka Corp	9,948,163
927,000	Kanematsu Corp	1,550,005
6,083,400	KDDI Corp	159,296,342
262,600	Keihin Corp	4,364,919
189,600	Kewpie Corp	4,500,191

Shares	Description	Value ($)
	Japan — continued
66,300	Kohnan Shoji Co Ltd	1,262,857
9,900	Koito Manufacturing Co Ltd	524,047
68,400	Kokuyo Co Ltd	804,543
65,500	Kuraray Co Ltd	940,273
31,700	Mandom Corp	1,367,139
5,776,200	Marubeni Corp	32,082,133
918,300	Medipal Holdings Corp	13,300,252
2,762,000	Mitsubishi Chemical Holdings Corp	17,746,424
45,200	Mitsubishi Corp	988,929
764,500	Mitsubishi Electric Corp	10,735,987
132,500	Mitsubishi Tanabe Pharma Corp	2,512,310
20,028,400	Mitsubishi UFJ Financial Group Inc	120,429,331
825,200	Mitsubishi UFJ Lease & Finance Co Ltd	3,869,067
2,932,800	Mitsui & Co Ltd	39,941,327
1,359,838	Mitsui Chemicals Inc	6,404,886
6,750,000	Mitsui Engineering & Shipbuilding Co Ltd	9,852,556
3,600	Mitsui Sugar Co Ltd	75,281
8,370,500	Mizuho Financial Group Inc	15,114,781
87,400	Namura Shipbuilding Co Ltd	555,371
113,100	NET One Systems Co Ltd	769,157
334,300	NHK Spring Co Ltd	3,182,636
12,400	Nifco Inc	689,503
128,000	Nippon Corp	2,470,576
164,781	Nippon Electric Glass Co Ltd	890,268
1,025,900	Nippon Light Metal Holdings Co Ltd	2,307,832
250,900	Nippon Paper Industries Co Ltd	4,371,652
89,400	Nippon Signal Co Ltd	726,309
3,621,500	Nippon Telegraph & Telephone Corp	145,371,151
9,160	Nippon Television Holdings Inc	157,587
331,813	Nipro Corp	3,678,135
131,800	Nishi-Nippon Financial Holdings Inc *	1,238,451
49,900	Nissan Chemical Industries Ltd	1,676,560
3,515,900	Nissan Motor Co Ltd	33,228,284
434,500	Nisshinbo Holdings Inc	4,265,282
27,100	Nissin Electric Co Ltd	312,684
126,500	NOK Corp	2,560,279
88,900	Nomura Holdings Inc	489,837
94,000	Nomura Real Estate Holdings Inc	1,542,866
1,083,100	NTT DOCOMO Inc	24,799,480
112,100	Okinawa Electric Power Co (The)	2,287,599
206,800	Onward Holdings Co Ltd	1,365,911
35,800	Open House Co Ltd	894,398
616,900	Orient Corp *	1,102,699
2,998,500	Osaka Gas Co Ltd	11,438,212
936,200	Otsuka Holdings Co Ltd	38,383,429
125,500	PanaHome Corp	896,590
72,300	Pola Orbis Holdings Inc	5,647,217
108,700	Press Kogyo Co Ltd	481,581
3,200	Relo Group Inc	441,623
298,900	Rengo Co Ltd	1,780,930
178,800	Sanwa Holdings Corp	1,787,042

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
43,500	San–A Co Ltd	2,107,018
1,319,700	Sekisui Chemical Co Ltd	20,220,459
1,595,600	Sekisui House Ltd	26,476,105
56,400	Shimamura Co Ltd	6,764,066
392,400	Showa Denko KK	5,373,813
111,800	Showa Shell Sekiyu KK	1,012,497
19,200	Softbank Technology Corp	462,724
15,611,900	Sojitz Corp	40,068,865
808,900	Sumitomo Forestry Co Ltd	11,147,954
1,409,800	Sumitomo Heavy Industries Ltd	8,646,791
4,426,600	Sumitomo Mitsui Financial Group Inc	166,945,990
17,440	Sumitomo Mitsui Trust Holdings Inc	647,525
2,106,000	Sumitomo Osaka Cement Co Ltd	7,504,662
1,139,900	Sumitomo Rubber Industries Ltd	19,110,515
185,300	Sundrug Co Ltd	12,983,443
229,200	Suzuken Co Ltd	6,941,993
163,000	T-Gaia Corp	2,454,379
645,100	TIS Inc	13,731,388
245,100	Toho Holdings Co Ltd	4,787,090
184,600	Tokai Rika Co Ltd	3,697,178
1,353,430	Tokyo Electric Power Co Holdings Inc *	5,076,361
11,600	Tokyo Seimitsu Co Ltd	331,106
69,000	Toppan Printing Co Ltd	633,012
3,474,000	Tosoh Corp	23,711,639
58,600	Towa Pharmaceutical Co Ltd	2,122,284
28,500	Toyoda Gosei Co Ltd	626,654
1,062,600	Toyota Tsusho Corp	26,959,266
32,000	TPR Co Ltd	909,117
223,300	TS Tech Co Ltd	5,996,778
87,800	TSI Holdings Co Ltd *	510,178
364,000	Tsubakimoto Chain Co	2,912,029
17,100	Tsumura & Co	465,694
31,700	Tsuruha Holdings Inc	3,248,555
4,310,100	Ube Industries Ltd	9,093,684
6,800	UKC Holdings Corp	125,772
226,800	Valor Holdings Co Ltd	5,462,872
26,700	Warabeya Nichiyo Holdings Co Ltd	564,044
30,500	Yahagi Construction Co Ltd	266,292
2,803,600	Yamada Denki Co Ltd	15,066,871
247,600	Yamaguchi Financial Group Inc	2,607,399
386,400	Yokohama Rubber Co Ltd (The)	7,105,925
506,000	Zeon Corp	4,634,755

	Total Japan	1,794,971,832

	Malta — 0.0%
15,984,486	BGP Holdings Plc * (a)	665,279

	Netherlands — 3.6%
196,494	Aalberts Industries NV	5,980,392
575,300	AerCap Holdings NV *	24,651,605
84,516	AVG Technologies NV *	2,248,126
105,156	BinckBank NV	577,465

Shares	Description	Value ($)
	Netherlands — continued
65,542	Corbion NV	1,624,373
211,680	Heineken Holding NV	14,837,750
2,596,188	ING Groep NV	35,275,205
3,576,249	Koninklijke Ahold Delhaize NV	70,426,789
48,799	Philips Lighting NV *	1,116,975
4,176,147	PostNL NV *	20,556,573
1,516,099	Wolters Kluwer NV	54,588,026

	Total Netherlands	231,883,279

	New Zealand — 0.5%
552,825	Air New Zealand Ltd	845,820
238,583	Chorus Ltd	665,676
882,085	Fletcher Building Ltd	6,417,247
1,009,149	Fletcher Building Ltd	7,373,704
1,287,457	SKY Network Television Ltd	4,371,268
4,549,718	Spark New Zealand Ltd	11,703,860

	Total New Zealand	31,377,575

	Norway — 2.1%
257,405	Bakkafrost P/F	10,859,795
502,105	BW LPG Ltd	1,608,904
617,191	DNB ASA	9,083,221
3,282,184	Orkla ASA	29,223,100
99,392	Salmar ASA	3,108,758
2,449,895	Statoil ASA	42,475,087
1,196,735	Storebrand ASA *	6,242,016
403,648	Subsea 7 SA *	4,726,636
595,859	Telenor ASA	8,791,712
399,714	Yara International ASA	14,780,027

	Total Norway	130,899,256

	Portugal — 0.2%
175,898	Altri SGPS SA	680,981
1,109,750	CTT-Correios de Portugal SA	6,903,304
1,438,390	EDP – Energias de Portugal SA	4,155,505
211,496	Navigator Co SA (The)	656,373
733,470	REN-Redes Energeticas Nacionais SGPS SA	2,004,732

	Total Portugal	14,400,895

	Singapore — 0.8%
2,451,200	Ascendas Real Estate Investment Trust	3,998,073
8,005,000	CapitaLand Commercial Trust (REIT)	8,489,634
3,695,900	CapitaLand Mall Trust (REIT)	5,006,276
333,000	Fortune Real Estate Investment Trust	392,984
55,118,800	Golden Agri-Resources Ltd	16,569,442
1,386,700	Mapletree Greater China Commercial Trust (REIT)	930,563
709,700	Mapletree Industrial Trust (REIT)	811,355
984,900	Mapletree Logistics Trust (REIT)	696,259
171,400	Venture Corp Ltd	1,159,536
17,517,200	Yangzijiang Shipbuilding Holdings Ltd	9,980,044

	Total Singapore	48,034,166

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Spain — 2.4%
737,755	Ebro Foods SA	14,947,699
3,680,336	Endesa SA	75,979,659
35,166	Gas Natural SDG SA	600,994
4,593,402	Repsol SA	61,489,570
16,416	Viscofan SA	790,372

	Total Spain	153,808,294

	Sweden — 0.7%
886,792	Axfood AB	12,915,144
18,290	Bilia AB – Class A	386,794
79,466	Castellum AB	1,046,551
206,127	Fastighets AB Balder – B Shares *	4,281,433
32,329	Industrivarden AB – C Shares	553,587
146,715	Intrum Justitia AB	4,436,587
151,196	NCC AB – B Shares	3,610,734
71,192	Securitas AB – B Shares	1,045,953
26,523	Skanska AB – B Shares	609,692
34,958	Swedish Match AB	1,089,887
3,217,956	Telefonaktiebolaget LM Ericsson – B Shares	16,515,204
59,471	Wihlborgs Fastigheter AB	1,080,753

	Total Sweden	47,572,319

	Switzerland — 5.7%
484,866	Adecco Group AG (Registered)	29,860,189
60,507	Ascom Holding AG (Registered)	1,043,128
13,545	Autoneum Holding AG	3,366,288
24,192	Baloise Holding AG (Registered)	2,912,160
1,798	Banque Cantonale Vaudoise (Registered)	1,117,995
5,696	BKW AG	257,548
343	Bobst Group SA (Registered)	22,274
42,569	Cembra Money Bank AG *	3,144,493
10,622	dormakaba Holding AG *	7,674,666
3,424	Emmi AG (Registered) *	1,984,861
30,642	EMS-Chemie Holding AG (Registered)	15,735,691
17,512	Flughafen Zuerich AG (Registered)	3,011,413
2,709	Forbo Holdings AG (Registered) *	3,491,112
16,826	Georg Fischer AG (Registered)	14,390,352
6,798	Helvetia Holding AG (Registered)	3,531,641
12,380	Implenia AG (Registered)	784,720
8,534	Kardex AG (Registered) *	690,737
5,758	Komax Holding AG (Registered)	1,409,230
266,083	Kuehne & Nagel International AG (Registered)	34,696,813
409,634	Logitech International SA (Registered)	10,080,438
10,546	Mobilezone Holding AG (Registered)	149,202
3,846	Sika AG	18,655,292
20,455	Swatch Group AG (The) (Registered)	1,176,264
113,536	Swiss Life Holding AG (Registered) *	31,199,036
1,867,650	Swiss Re AG	171,791,646
1,647	Valora Holding AG (Registered)	464,724
64,596	Vontobel Holding AG (Registered)	3,263,257

Shares	Description	Value ($)
	Switzerland — continued
5,161	Zehnder Group AG – Class RG *	157,813

	Total Switzerland	366,062,983

	United Kingdom — 15.5%
3,054,228	AstraZeneca Plc	158,021,141
3,900,717	Balfour Beatty Plc	13,047,803
374,899	Bellway Plc	11,452,176
1,051,351	Berkeley Group Holdings Plc (The)	32,587,651
562,191	Bovis Homes Group Plc	5,709,418
1,507,978	British American Tobacco Plc	82,547,059
779,716	Cairn Energy Plc *	2,047,227
2,358,043	Carillion Plc	7,267,597
13,607,661	Centrica Plc	35,733,884
838,486	Compass Group Plc	14,355,466
590,106	Crest Nicholson Holdings Plc	3,224,160
4,336,509	Debenhams Plc	3,001,564
2,491,922	Direct Line Insurance Group Plc	10,812,500
7,618,407	Firstgroup Plc *	9,689,555
278,815	Galliford Try Plc	4,410,794
7,371,419	GlaxoSmithKline Plc	137,557,151
622,500	GlaxoSmithKline Plc Sponsored ADR	23,524,275
163,193	Halfords Group Plc	700,849
337,461	Hunting Plc	2,287,739
590,721	IG Group Holdings Plc	6,208,228
975,673	Imperial Brands Plc	41,839,481
2,029,966	Inchcape Plc	15,436,687
1,940,985	Indivior Plc	7,819,955
581,588	Intermediate Capital Group Plc	4,925,675
5,231,934	J Sainsbury Plc	15,111,362
1,085,990	Jupiter Fund Management Plc	5,825,967
9,030,132	Kingfisher Plc	39,729,427
5,048,751	Man Group Plc	7,164,422
154,003	Mitie Group Plc	395,243
408,731	National Express Group Plc	1,818,015
30,089	Pearson Plc	298,341
1,710,116	Persimmon Plc	36,265,580
76,686	Playtech Plc	823,395
934,038	Reckitt Benckiser Group Plc	78,901,568
5,200,959	Royal Mail Plc	30,461,436
1,865,040	Sage Group Plc (The)	15,327,536
86,176	Savills Plc	722,509
225,477	Spectris Plc	5,757,497
109,117	Victrex Plc	2,348,634
432,670	WH Smith Plc	8,146,861
3,134,053	WM Morrison Supermarkets Plc	8,517,005
4,632,503	WPP Plc	98,796,893

	Total United Kingdom	990,619,726

	TOTAL COMMON STOCKS (COST $6,497,416,265)	6,274,344,224

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†		Description	Value ($)
		PREFERRED STOCKS — 0.7%

		Germany — 0.7%
	164,792	Jungheinrich AG	4,317,982
	851,984	Porsche Automobil Holding SE	43,148,555

		Total Germany	47,466,537

		TOTAL PREFERRED STOCKS (COST $82,944,960)	47,466,537

		MUTUAL FUND — 0.6%

		United States — 0.6%
		Affiliated Issuers — 0.6%
	1,510,035	GMO U.S. Treasury Fund	37,765,969

		TOTAL MUTUAL FUNDS (COST $37,750,869)	37,765,969

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
GBP	507,921	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.05%, due 12/01/16	635,511
CAD	46,675	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	34,746
CHF	18,112	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 12/01/16	17,814
NZD	4,335	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.20%, due 12/01/16	3,070
SGD	216,232	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 12/01/16	150,858
	4,131,577	ING Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	4,131,577
JPY	240,064,651	Sumitomo (Tokyo) Time Deposit, (0.26)%, due 12/01/16	2,098,376

		Total Time Deposits	7,071,952

		TOTAL SHORT-TERM INVESTMENTS (COST $7,071,952)	7,071,952

		TOTAL INVESTMENTS — 99.9% (Cost $6,625,184,046)	6,366,648,682
		Other Assets and Liabilities (net) — 0.1%	6,280,243

		TOTAL NET ASSETS — 100.0%	$6,372,928,925

Notes to Schedule of Investments:

ADR -	American Depository Receipt
REIT -	Real Estate Investment Trust

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

Currency Abbreviations:

CAD - Canadian Dollar

CHF - Swiss Franc

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

SGD - Singapore Dollar

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%

	Australia — 5.5%
33,103	Adelaide Brighton Ltd	125,015
248,670	BlueScope Steel Ltd	1,649,374
41,172	CIMIC Group Ltd	934,928
175,066	Dexus Property Group (REIT)	1,177,520
45,778	Downer EDI Ltd	190,589
183,877	Fairfax Media Ltd	109,301
334,879	GPT Group (The) (REIT)	1,194,730
51,679	LendLease Group	518,078
151,160	Mirvac Group (REIT)	228,339
43,550	OZ Minerals Ltd	251,567
1,569,093	Scentre Group (REIT)	4,907,536
6,559	Shopping Centres Australasia Property Group (REIT)	10,249
49,243	Sonic Healthcare Ltd	791,986
47,856	Star Entertainment Grp Ltd (The)	186,156
375,159	Stockland (REIT)	1,196,987
2,234,718	Telstra Corp Ltd	8,327,170
57,146	Woodside Petroleum Ltd	1,258,794

	Total Australia	23,058,319

	Austria — 1.0%
2,308	Oesterreichische Post AG *	74,702
77,980	OMV AG	2,520,231
40,143	voestalpine AG	1,523,754

	Total Austria	4,118,687

	Belgium — 0.3%
18,182	Ageas	677,831
19,603	bpost SA	440,277

	Total Belgium	1,118,108

	Canada — 1.5%
54,500	Air Canada *	547,718
5,200	Canadian Tire Corp Ltd – Class A	541,639
20,300	CGI Group Inc – Class A *	961,579
34,800	CI Financial Corp	688,332
113,400	Metro Inc	3,453,580
7,600	Transcontinental Inc – Class A	105,516

	Total Canada	6,298,364

	Denmark — 0.5%
1,748	AP Moeller – Maersk A/S – Class B	2,309,133

	Finland — 1.2%
44,079	Neste Oyj	1,810,811
149,988	UPM – Kymmene Oyj	3,428,137

	Total Finland	5,238,948

	France — 10.3%
174	Atos SE	17,943
494,738	AXA SA	11,627,562
75,945	BNP Paribas SA	4,401,675

Shares	Description	Value ($)
	France — continued
9,017	Capgemini SA	709,897
19,653	Christian Dior SE	3,819,171
23,212	Cie Generale des Etablissements Michelin	2,478,279
5,371	M6-Metropole Television SA	91,584
18,576	Renault SA	1,458,137
2,795	Rexel SA	43,146
31,657	SCOR SE	1,003,764
3,731	Societe BIC SA	481,921
78,213	Societe Generale	3,355,567
289,892	TOTAL SA	13,821,416

	Total France	43,310,062

	Germany — 8.2%
65,729	Allianz SE (Registered)	10,445,067
15,634	Aurubis AG	829,089
77,161	Bayerische Motoren Werke AG	6,565,175
868	Bechtle AG	80,830
171,724	Daimler AG (Registered)	11,405,843
186,054	Deutsche Lufthansa AG (Registered)	2,409,035
402	Duerr AG	32,088
5,420	Hannover Rueck SE	575,233
36,400	ProSiebenSat.1 Media SE	1,245,761
2,809	RTL Group SA	190,709
7,025	Siemens AG (Registered)	791,885

	Total Germany	34,570,715

	Hong Kong — 4.5%
787,000	BOC Hong Kong Holdings Ltd	2,946,683
169,500	CK Hutchison Holdings Ltd	2,061,559
57,200	Dah Sing Banking Group Ltd	106,567
95,000	Henderson Land Development Co Ltd	524,069
58,000	HKT Trust & HKT Ltd – Class SS	75,369
183,200	Hongkong Land Holdings Ltd	1,170,482
84,000	Hysan Development Co Ltd	370,136
97,500	Kerry Properties Ltd	278,748
506,000	Link (REIT)	3,479,924
59,000	Pacific Textiles Holdings Ltd	68,618
130,000	Sino Land Co Ltd	203,949
1,138,000	SJM Holdings Ltd	920,113
166,500	Swire Pacific Ltd – Class A	1,660,384
4,500	Techtronic Industries Co Ltd	17,524
351,000	Wharf Holdings Ltd (The)	2,597,858
167,000	Wheelock & Co Ltd	990,635
208,750	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	37,597
1,402,000	Xinyi Glass Holdings Ltd *	1,043,679
115,500	Yue Yuen Industrial Holdings Ltd	415,061

	Total Hong Kong	18,968,955

	Ireland — 0.1%
22,592	Smurfit Kappa Group Plc	515,218

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Israel — 2.6%
249,665	Bank Hapoalim BM	1,500,574
149,813	Bank Leumi Le-Israel BM *	609,909
265,900	Bezeq Israeli Telecommunication Corp Ltd	490,978
82,200	Check Point Software Technologies Ltd *	6,767,526
49,307	Israel Discount Bank Ltd – Class A *	100,582
33,087	Teva Pharmaceutical Industries Ltd	1,222,222
600	Teva Pharmaceutical Industries Ltd Sponsored ADR	22,620

	Total Israel	10,714,411

	Italy — 1.2%
94,492	Banca Mediolanum SPA	610,938
800	De’ Longhi SPA	17,769
293,621	Enel SPA	1,185,543
220,455	Eni SPA	3,084,388
45,466	Hera SPA	94,063
3,506	Recordati SPA	95,384

	Total Italy	5,088,085

	Japan — 26.9%
19,400	Aisin Seiki Co Ltd	842,483
2,900	Aoyama Trading Co Ltd	99,396
79,000	Asahi Kasei Corp	713,650
18,000	Calsonic Kansei Corp	281,169
30,400	Central Japan Railway Co	5,018,839
61,000	Chiba Bank Ltd (The)	368,498
5,200	Coca-Cola West Co Ltd	148,031
19,200	Daicel Corp	215,294
82,500	Daiichi Sankyo Co Ltd	1,736,191
10,601	Daito Trust Construction Co Ltd	1,652,162
74,100	Daiwa House Industry Co Ltd	2,133,332
15,000	DCM Holdings Co Ltd	136,339
5,500	East Japan Railway Co	474,400
64,700	Fuji Heavy Industries Ltd	2,698,479
154,300	FUJIFILM Holdings Corp	5,800,188
61,274	Haseko Corp	644,668
31,700	Inpex Corp	310,182
806,200	ITOCHU Corp	11,136,263
97,500	Japan Airlines Co Ltd	2,911,121
63,340	K’s Holdings Corp	1,176,502
392,824	KDDI Corp	10,286,259
56,900	Konica Minolta Inc	552,641
399,700	Marubeni Corp	2,220,011
251,500	Mitsubishi Chemical Holdings Corp	1,615,940
57,100	Mitsubishi Electric Corp	801,864
26,400	Mitsubishi Tanabe Pharma Corp	500,566
1,840,000	Mitsubishi UFJ Financial Group Inc	11,063,788
178,000	Mitsui & Co Ltd	2,424,153
234,300	Nippon Telegraph & Telephone Corp	9,405,070
21,008	Nipro Corp	232,873
439,700	Nissan Motor Co Ltd	4,155,544
2,200	NOK Corp	44,526
311,000	Osaka Gas Co Ltd	1,186,354

Shares	Description	Value ($)
	Japan — continued
141,000	Otsuka Holdings Co Ltd	5,780,884
81,800	Resona Holdings Inc	399,521
15,500	Ricoh Co Ltd	126,551
107,900	Sekisui Chemical Co Ltd	1,653,245
156,400	Sekisui House Ltd	2,595,176
881,000	Sojitz Corp	2,261,139
300,000	Sumitomo Chemical Co Ltd	1,398,486
40,100	Sumitomo Corp	483,973
4,000	Sumitomo Metal Mining Co Ltd	53,977
335,100	Sumitomo Mitsui Financial Group Inc	12,638,052
4,800	Toho Holdings Co Ltd	93,750
41,000	Toppan Printing Co Ltd	376,138
78,000	Toyota Tsusho Corp	1,978,941
4,100	TS Tech Co Ltd	110,106

	Total Japan	112,936,715

	Malta — 0.2%
15,998,662	BGP Holdings Plc * (a)	665,869

	Netherlands — 3.9%
33,500	AerCap Holdings NV *	1,435,475
7,166	Boskalis Westminster	223,299
19,205	Heineken Holding NV	1,346,178
343,083	Koninklijke Ahold Delhaize NV	6,756,306
205,560	PostNL NV *	1,011,844
32,362	Randstad Holdings NV	1,641,127
105,139	Wolters Kluwer NV	3,785,591

	Total Netherlands	16,199,820

	New Zealand — 0.5%
185,356	Fletcher Building Ltd	1,348,481
312,972	Spark New Zealand Ltd	805,101

	Total New Zealand	2,153,582

	Norway — 2.0%
3,264	Bakkafrost P/F	137,707
236,407	Orkla ASA	2,104,862
199,995	Statoil ASA	3,467,416
69,875	Yara International ASA	2,583,733

	Total Norway	8,293,718

	Portugal — 0.0%
14,768	CTT-Correios de Portugal SA	91,866

	Singapore — 0.4%
4,619,900	Golden Agri-Resources Ltd	1,388,803
227,800	Yangzijiang Shipbuilding Holdings Ltd	129,784

	Total Singapore	1,518,587

	Spain — 2.3%
256,494	Endesa SA	5,295,258
328,982	Repsol SA	4,403,917

	Total Spain	9,699,175

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Sweden — 0.4%
972	Swedish Match AB	30,304
346,822	Telefonaktiebolaget LM Ericsson – B Shares	1,779,961

	Total Sweden	1,810,265

	Switzerland — 5.6%
56,918	Adecco Group AG (Registered)	3,505,262
2,331	Baloise Holding AG (Registered)	280,599
210	dormakaba Holding AG *	151,730
2,458	EMS-Chemie Holding AG (Registered)	1,262,265
112	Forbo Holdings AG (Registered) *	144,335
226	Givaudan SA (Registered)	403,241
220	Helvetia Holding AG (Registered)	114,293
17,792	Kuehne & Nagel International AG (Registered)	2,320,049
286	LafargeHolcim Ltd (Registered) *	15,129
268	Sika AG	1,299,953
146	Swatch Group AG (The) (Registered)	8,396
10,320	Swiss Life Holding AG (Registered) *	2,835,876
121,584	Swiss Re AG	11,183,635

	Total Switzerland	23,524,763

	United Kingdom — 16.8%
197,150	AstraZeneca Plc	10,200,243
12,489	Bellway Plc	381,506
56,382	Berkeley Group Holdings Plc (The)	1,747,615
14,201	Bovis Homes Group Plc	144,221
180,296	British American Tobacco Plc	9,869,444
45,880	Carillion Plc	141,404
1,151,168	Centrica Plc	3,022,981
13,512	Crest Nicholson Holdings Plc	73,826
92,989	Direct Line Insurance Group Plc	403,481
5,536	Galliford Try Plc	87,578
474,027	GlaxoSmithKline Plc	8,845,760
3,687	Hammerson Plc (REIT)	25,070
184,357	Henderson Group Plc	533,062
16,831	IG Group Holdings Plc	176,887
81,322	Imperial Brands Plc	3,487,306
67,308	Inchcape Plc	511,837
52,557	Indivior Plc	211,745
15,383	Intermediate Capital Group Plc	130,284
416,953	J Sainsbury Plc	1,204,283
26,833	Jupiter Fund Management Plc	143,950
992,888	Kingfisher Plc	4,368,360
34,609	Mondi Plc	707,103
115,969	Persimmon Plc	2,459,297
87,982	Reckitt Benckiser Group Plc	7,432,158
15,271	Redrow Plc	78,133
381,968	Royal Mail Plc	2,237,144
261,005	Sage Group Plc (The)	2,145,028
47,353	WH Smith Plc	891,623
239,866	WM Morrison Supermarkets Plc	651,852

Shares / Par Value†		Description	Value ($)
		United Kingdom — continued
	380,318	WPP Plc	8,111,001

		Total United Kingdom	70,424,182

		TOTAL COMMON STOCKS (COST $416,590,950)	402,627,547

		PREFERRED STOCKS — 0.9%

		Germany — 0.9%
	4,156	Jungheinrich AG	108,898
	75,264	Porsche Automobil Holding SE	3,811,730

		Total Germany	3,920,628

		TOTAL PREFERRED STOCKS (COST $7,346,663)	3,920,628

		MUTUAL FUND — 7.3%

		United States — 7.3%
		Affiliated Issuers — 7.3%
	1,217,702	GMO U.S. Treasury Fund	30,454,724

		TOTAL MUTUAL FUNDS (COST $30,445,724)	30,454,724

		SHORT-TERM INVESTMENTS — 45.7%

		Time Deposits — 0.4%
GBP	89,673	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.05%, due 12/01/16	112,199
	1,375,702	Ing Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	1,375,702
JPY	32,788,447	Sumitomo (Tokyo) Time Deposit, (0.26)%, due 12/01/16	286,600

		Total Time Deposits	1,774,501

		U.S. Government — 45.3%
	190,000,000	U.S. Treasury Bill, 0.00%, due 12/01/16 (b) (c)	190,000,000

		Total U.S. Government	190,000,000

		TOTAL SHORT-TERM INVESTMENTS (COST $191,774,501)	191,774,501

		TOTAL INVESTMENTS — 149.8% (Cost $646,157,838)	628,777,400
		Other Assets and Liabilities (net) — (49.8%)	(209,022,883)

		TOTAL NET ASSETS — 100.0%	$419,754,517

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
92	Mini MSCI Emerging Markets	December 2016	$7,521,460	$74,032

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	The rate shown represents yield-to-maturity.

(c)	Rate rounds to 0.00%.

Currency Abbreviations:

GBP - British Pound

JPY - Japanese Yen

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.3%

	Capital Goods — 8.8%
1,419,439	3M Co.	243,774,454
1,845,525	Emerson Electric Co.	104,161,431
528,619	Honeywell International, Inc.	60,230,849
920,708	Illinois Tool Works, Inc.	115,254,227
330,599	Rockwell Automation, Inc.	44,204,392
1,324,293	United Technologies Corp.	142,652,842
132,466	WW Grainger, Inc.	30,542,686

	Total Capital Goods	740,820,881

	Consumer Durables & Apparel — 2.0%
336,993	LVMH Moet Hennessy Louis Vuitton SE	61,203,097
1,270,628	Nike, Inc. – Class B	63,620,344
859,911	VF Corp.	46,873,749

	Total Consumer Durables & Apparel	171,697,190

	Consumer Services — 2.2%
4,298,708	Compass Group Plc	73,596,823
905,036	McDonald’s Corp.	107,943,644

	Total Consumer Services	181,540,467

	Diversified Financials — 3.7%
4,335,782	American Express Co.	312,349,735

	Energy — 1.3%
1,285,906	Schlumberger Ltd.	108,080,399

	Food & Staples Retailing — 2.1%
790,297	Costco Wholesale Corp.	118,631,483
758,673	CVS Health Corp.	58,334,367

	Total Food & Staples Retailing	176,965,850

	Food, Beverage & Tobacco — 8.7%
2,937,026	British American Tobacco Plc	160,773,357
4,240,021	Coca-Cola Co. (The)	171,084,847
2,202,373	Nestle SA (Registered)	148,216,655
506,108	PepsiCo, Inc.	50,661,411
2,270,530	Philip Morris International, Inc.	200,442,388

	Total Food, Beverage & Tobacco	731,178,658

	Health Care Equipment & Services — 13.7%
2,998,417	Abbott Laboratories	114,149,735
246,846	Anthem, Inc.	35,182,960
510,957	Becton Dickinson and Co.	86,402,829
865,650	Cerner Corp. *	43,092,057
64,069	CR Bard, Inc.	13,489,728
344,300	Humana, Inc.	73,211,952
34,415	Intuitive Surgical, Inc. *	22,154,312
2,881,435	Medtronic Plc	210,373,569
983,598	Stryker Corp.	111,795,749
594,900	St Jude Medical, Inc.	47,116,080
2,216,996	UnitedHealth Group, Inc.	350,994,807

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
456,267	Zimmer Biomet Holdings, Inc.	46,475,357

	Total Health Care Equipment & Services	1,154,439,135

	Household & Personal Products — 5.5%
94,233	Church & Dwight Co., Inc.	4,126,463
578,860	Colgate-Palmolive Co.	37,759,038
72,377	Procter & Gamble Co. (The)	5,968,207
1,101,611	Reckitt Benckiser Group Plc	93,057,038
3,895,234	Unilever NV CVA	155,301,914
4,090,368	Unilever Plc	162,719,416

	Total Household & Personal Products	458,932,076

	Materials — 1.6%
1,352,515	Monsanto Co.	138,916,816

	Pharmaceuticals, Biotechnology & Life Sciences — 5.7%
728,953	Eli Lilly & Co.	48,927,325
2,928,340	Johnson & Johnson	325,924,242
580,728	Novartis AG (Registered)	40,024,799
1,929,243	Pfizer, Inc.	62,005,870

	Total Pharmaceuticals, Biotechnology & Life Sciences	476,882,236

	Retailing — 0.9%
295,462	Genuine Parts Co.	28,432,308
556,449	TJX Cos, Inc. (The)	43,592,215

	Total Retailing	72,024,523

	Semiconductors & Semiconductor Equipment — 6.3%
755,664	Analog Devices, Inc.	56,100,495
4,527,349	QUALCOMM, Inc.	308,448,287
18,064,919	Taiwan Semiconductor Manufacturing Co., Ltd.	103,880,955
778,537	Texas Instruments, Inc.	57,557,241

	Total Semiconductors & Semiconductor Equipment	525,986,978

	Software & Services — 26.1%
1,693,033	Accenture Plc – Class A	202,198,931
444,365	Alphabet, Inc. – Class A *	344,773,916
318,007	Alphabet, Inc. – Class C *	241,062,026
205,400	Automatic Data Processing, Inc.	19,722,508
2,546,563	Cognizant Technology Solutions Corp. – Class A *	140,264,690
472,082	Intuit, Inc.	53,666,282
708,807	MasterCard, Inc. – Class A	72,440,075
9,749,987	Microsoft Corp.	587,534,217
10,985,899	Oracle Corp.	441,523,281
546,576	SAP SE	45,646,931
1,544,500	Teradata Corp. *	41,469,825

	Total Software & Services	2,190,302,682

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Technology Hardware & Equipment — 8.7%
542,979	Amphenol Corp. – Class A	37,063,746
3,337,217	Apple, Inc.	368,829,223
11,046,341	Cisco Systems, Inc.	329,401,889

	Total Technology Hardware & Equipment	735,294,858

	TOTAL COMMON STOCKS (COST $7,148,557,712)	8,175,412,484

	MUTUAL FUNDS — 1.0%

	Affiliated Issuers — 1.0%
3,458,684	GMO U.S. Treasury Fund	86,501,686

	TOTAL MUTUAL FUNDS (COST $86,495,871)	86,501,686

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
22,894,053	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (a)	22,894,053

	TOTAL SHORT-TERM INVESTMENTS (COST $22,894,053)	22,894,053

	TOTAL INVESTMENTS — 98.6% (Cost $7,257,947,636)	8,284,808,223
	Other Assets and Liabilities (net) — 1.4%	117,153,238

	TOTAL NET ASSETS — 100.0%	$8,401,961,461

Notes to Schedule of Investments:

CVA - Certificaaten van aandelen (Share Certificates)

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2016.

Country Summary¤	% of Investments
United States	87.4%
United Kingdom	5.9
Switzerland	2.3
Netherlands	1.9
Other Developed	1.3 ‡
Taiwan	1.2

100.0%

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 89.9%

	Argentina — 1.6%
308,200	Adecoagro SA *	3,384,036

	Australia — 1.7%
692,385	Beach Energy Ltd	412,776
167,888	Sandfire Resources NL	713,977
204,102	Santos Ltd	600,979
34,815	Woodside Petroleum Ltd	766,894
177,717	WorleyParsons Ltd *	1,146,076

	Total Australia	3,640,702

	Austria — 0.9%
58,170	OMV AG	1,879,993

	Brazil — 0.7%
87,400	Cosan SA Industria e Comercio	1,018,620
31,200	Sao Martinho SA	496,976

	Total Brazil	1,515,596

	Canada — 4.9%
6,351	Agrium Inc	640,112
38,700	Ensign Energy Services Inc	264,761
267,534	First Quantum Minerals Ltd	3,055,141
54,400	Potash Corp of Saskatchewan Inc	992,183
217,398	Teck Resources Ltd – Class B	5,504,136

	Total Canada	10,456,333

	China — 0.5%
3,710,000	Century Sunshine Group Holdings Ltd	140,596
974,000	China Oilfield Services Ltd – Class H	931,270

	Total China	1,071,866

	Colombia — 0.5%
2,235,290	Ecopetrol SA *	959,648

	Czech Republic — 0.9%
118,966	CEZ AS	1,933,504

	France — 2.1%
116,263	Electricite de France SA	1,229,890
5,668	Technip SA	392,758
60,917	TOTAL SA	2,904,390

	Total France	4,527,038

	Germany — 1.3%
7,251	Aurubis AG	384,529
116,609	K+S AG (Registered)	2,372,759

	Total Germany	2,757,288

Shares	Description	Value ($)
	Greece — 0.1%
37,959	Mytilineos Holdings SA *	238,708

	Hungary — 0.6%
19,806	MOL Hungarian Oil & Gas Plc	1,238,629

	India — 0.7%
196,035	Cairn India Ltd	724,410
195,404	Oil & Natural Gas Corp Ltd	822,788

	Total India	1,547,198

	Indonesia — 0.0%
29,250,000	Energi Mega Persada Tbk PT *	84,173

	Israel — 1.5%
541,809	Israel Chemicals Ltd	2,089,160
7,176	Israel Corp Ltd (The) *	1,113,533

	Total Israel	3,202,693

	Italy — 1.3%
271,637	CNH Industrial NV	2,316,012
1,033,409	Saipem SPA *	465,389

	Total Italy	2,781,401

	Japan — 2.8%
24,400	Asahi Holdings Inc	434,512
88,000	Dowa Holdings Co Ltd	685,019
58,100	Inpex Corp	568,504
20,500	Japan Petroleum Exploration Co Ltd	424,856
71,400	Mitsubishi Materials Corp	2,142,930
336,000	Mitsui Mining & Smelting Co Ltd	792,032
900	Nittetsu Mining Co Ltd	41,553
67,000	Sumitomo Metal Mining Co Ltd	904,110

	Total Japan	5,993,516

	Kazakhstan — 0.0%
8,529	KazMunaiGas Exploration Production JSC GDR (Registered Shares) *	66,042

	Netherlands — 0.7%
30,702	Fugro NV CVA *	504,913
71,416	SBM Offshore NV	1,030,624

	Total Netherlands	1,535,537

	Norway — 7.0%
189,824	Austevoll Seafood ASA	1,780,300
10,437	Bakkafrost P/F	440,332
72,141	Fred Olsen Energy ASA *	115,274
151,422	Grieg Seafood ASA	1,441,656
9,372	Leroy Seafood Group ASA	518,674
47,673	Ocean Yield ASA	383,468
160,308	Petroleum Geo-Services ASA *	470,597

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Norway — continued
720,832	Prosafe SE *	24,755
27,253	Salmar ASA	852,413
165,230	Statoil ASA	2,864,677
122,521	Subsea 7 SA *	1,434,696
58,249	TGS Nopec Geophysical Co ASA	1,149,239
94,968	Yara International ASA	3,511,585

	Total Norway	14,987,666

	Poland — 1.5%
153,412	KGHM Polska Miedz SA	3,187,746

	Russia — 11.2%
21,761	Bashneft PJSC	1,198,662
1,187,510	Gazprom Neft PJSC	3,687,041
228,635	Gazprom PJSC Sponsored ADR	1,055,863
104,498	Lukoil PJSC Sponsored ADR	5,130,124
28,785	Novatek OAO Sponsored GDR (Registered)	3,408,748
60,449	PhosAgro PJSC GDR (Registered)	836,017
330,261	Ros Agro Plc GDR (Registered)	4,172,283
389,149	Rosneft PJSC GDR (Registered)	2,053,239
9	Surgutneftegas OJSC	4
58,899	Tatneft PJSC Sponsored ADR	2,150,435
61,027	TMK PJSC GDR (Registered)	276,998

	Total Russia	23,969,414

	Singapore — 1.6%
1,045,400	Ezion Holdings Ltd *	248,319
2,850,400	Ezra Holdings Ltd *	84,244
467,900	First Resources Ltd	621,392
7,226,200	Golden Agri-Resources Ltd	2,172,291
595,700	Indofood Agri Resources Ltd	224,305

	Total Singapore	3,350,551

	South Africa — 1.6%
127,937	African Rainbow Minerals Ltd	973,829
75,457	Sasol Ltd	2,026,030
43,192	Tongaat Hulett Ltd	397,732

	Total South Africa	3,397,591

	South Korea — 0.3%
17,507	Poongsan Corp	580,326
466	Poongsan Holdings Corp	18,963

	Total South Korea	599,289

	Spain — 1.9%
111,869	Endesa SA	2,309,509
128,654	Iberdrola SA	773,792
70,466	Repsol SA	943,293

	Total Spain	4,026,594

Shares	Description	Value ($)
	Sweden — 0.3%
12,317	Boliden AB	318,220
46,122	Tethys Oil AB	346,310

	Total Sweden	664,530

	Thailand — 1.4%
479,064	PTT Exploration & Production Pcl (Foreign Registered)	1,116,648
190,694	PTT Pcl (Foreign Registered)	1,875,937

	Total Thailand	2,992,585

	Turkey — 0.4%
323,085	Gubre Fabrikalari TAS	401,961
595,184	Koza Anadolu Metal Madencilik Isletmeleri AS *	360,613

	Total Turkey	762,574

	Ukraine — 1.0%
139,007	Kernel Holding SA	2,149,241

	United Arab Emirates — 0.1%
1,360,017	Dana Gas PJSC *	203,666

	United Kingdom — 24.7%
93,415	Amec Foster Wheeler Plc	508,967
593,040	Anglo American Plc *	8,828,133
496,693	BHP Billiton Plc	8,177,485
381,129	BP Plc	2,210,941
734,432	EnQuest Plc *	275,266
2,673,358	Glencore Plc *	9,350,148
38,997	Hunting Plc	264,371
21,070	John Wood Group Plc	217,624
82,587	Petrofac Ltd	823,045
338,006	Premier Oil Plc *	252,368
293,457	Rio Tinto Plc	11,072,414
224,197	Royal Dutch Shell Plc A Shares (London)	5,704,793
185,747	Royal Dutch Shell Plc B Shares (London)	4,939,400

	Total United Kingdom	52,624,955

	United States — 14.1%
9,732	Apache Corp.	641,825
40,100	Atwood Oceanics, Inc.	379,346
145,347	Chesapeake Energy Corp. *	1,017,429
5,909	ConocoPhillips	286,705
258,708	Denbury Resources, Inc. *	977,916
14,900	Devon Energy Corp.	720,117
65,600	Diamond Offshore Drilling, Inc. *	1,184,736
202,100	Ensco Plc – Class A	1,952,286
33,100	First Solar, Inc. *	1,003,592
397,744	Freeport-McMoRan, Inc. *	6,105,370
45,900	Joy Global, Inc.	1,286,577
95,304	Mosaic Co. (The)	2,706,634

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†		Description	Value ($)
		United States — continued
	18,400	Murphy Oil Corp.	623,944
	49,900	Nabors Industries Ltd.	803,390
	31,900	National Oilwell Varco, Inc.	1,191,784
	227,900	Noble Corp Plc	1,417,538
	45,500	Northern Oil and Gas, Inc. *	102,375
	26,200	Oasis Petroleum, Inc. *	392,214
	78,500	Rowan Cos., Plc – Class A *	1,398,870
	26,458	SM Energy Co.	1,054,616
	302,155	SolarEdge Technologies, Inc. *	3,988,446
	15,300	Southwestern Energy Co. *	173,655
	29,700	Tidewater, Inc.	68,013
	24,500	Unit Corp. *	595,350

		Total United States	30,072,728

		TOTAL COMMON STOCKS (COST $163,430,164)	191,803,031

		PREFERRED STOCKS — 8.9%

		Brazil — 2.6%
	1,278,700	Bradespar SA *	5,643,065

		Chile — 4.6%
	30,282	Sociedad Quimica y Minera de Chile SA – Class B	858,401
	314,078	Sociedad Quimica y Minera de Chile SA Sponsored ADR	8,988,912

		Total Chile	9,847,313

		Russia — 1.7%
	23,754	Bashneft PJSC	508,438
	4,907,484	Surgutneftegas OJSC	2,388,727
	220,141	Tatneft PJSC	683,888

		Total Russia	3,581,053

		TOTAL PREFERRED STOCKS (COST $13,359,061)	19,071,431

		MUTUAL FUND — 0.9%

		United States — 0.9%
		Affiliated Issuers — 0.9%
	73,970	GMO U.S. Treasury Fund	1,849,980

		TOTAL MUTUAL FUNDS (COST $1,849,700)	1,849,980

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
JPY	691,196	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.26)%, due 12/01/16	6,042

Par Value†	Description	Value ($)
	Time Deposits — continued
360,382	Standard Chartered Bank (London) Time Deposit, 0.15%, due 12/01/16	360,382

	Total Time Deposits	366,424

	TOTAL SHORT-TERM INVESTMENTS (COST $366,424)	366,424

	TOTAL INVESTMENTS — 99.9% (Cost $179,005,349)	213,090,866
	Other Assets and Liabilities (net) — 0.1%	162,502

	TOTAL NET ASSETS — 100.0%	$213,253,368

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

* Non-income producing security.

† Denominated in U.S. Dollar, unless otherwise indicated.

Currency Abbreviation:

JPY - Japanese Yen

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 98.1%

	U.S. Government — 98.0%
30,500,000	U.S. Treasury Bill, 0.30%, due 01/05/17 (a) (b)	30,490,881
12,000,000	U.S. Treasury Bill, 0.34%, due 01/19/17 (b)	11,994,360
15,600,000	U.S. Treasury Bill, 0.45%, due 02/16/17 (b)	15,585,008
25,000,000	U.S. Treasury Bill, 0.48%, due 03/02/17 (a) (b)	24,969,650
44,500,000	U.S. Treasury Bill, 0.50%, due 03/16/17 (a) (b)	44,435,608
35,000,000	U.S. Treasury Bill, 0.50%, due 03/23/17 (a) (b)	34,945,785
24,900,000	U.S. Treasury Bill, 0.63%, due 07/20/17 (b)	24,799,977

	Total U.S. Government	187,221,269

	Money Market Funds — 0.1%
186,243	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (c)	186,243

	TOTAL SHORT-TERM INVESTMENTS (COST $187,411,902)	187,407,512

	TOTAL INVESTMENTS — 98.1% (Cost $187,411,902)	187,407,512
	Other Assets and Liabilities (net) — 1.9%	3,647,884

	TOTAL NET ASSETS — 100.0%	$191,055,396

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Put	3,972	12/16/2016	Euro STOXX 50, Strike 3,025	$2,651,865	$(1,949,884)
Put	286	12/16/2016	S&P 500 Index, Strike 2,185	823,269	(429,000)

				$3,475,134	$(2,378,884)

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	The rate shown represents yield-to-maturity.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2016.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%

	Australia — 5.9%
20,206	Adelaide Brighton Ltd	76,309
3,595	ASX Ltd	129,034
15,057	BHP Billiton Ltd	281,413
85,516	BlueScope Steel Ltd	567,209
5,751	BT Investment Management Ltd	46,505
14,851	BWP Trust (REIT)	31,913
4,944	Caltex Australia Ltd	109,914
12,692	Challenger Ltd	99,570
6,452	CIMIC Group Ltd	146,511
1,982	CSL Ltd	143,306
34,056	CSR Ltd	102,121
43,941	Dexus Property Group (REIT)	295,554
21,637	Genworth Mortgage Insurance Australia Ltd	48,865
82,229	GPT Group (The) (REIT)	293,364
56,225	Incitec Pivot Ltd	130,441
30,400	Investa Office Fund (REIT)	98,881
19,962	LendLease Group	200,118
4,312	Macquarie Group Ltd	266,596
208,710	Mirvac Group (REIT)	315,272
53,267	Orora Ltd	108,631
29,645	OZ Minerals Ltd	171,244
31,324	Primary Health Care Ltd	84,700
188,995	Scentre Group (REIT)	591,106
20,186	Sonic Healthcare Ltd	324,656
67,505	South32 Ltd	133,779
64,473	Spotless Group Holdings Ltd	43,795
21,251	Star Entertainment Grp Ltd (The)	82,665
72,592	Stockland (REIT)	231,613
158,572	Telstra Corp Ltd	590,883
38,966	Vicinity Centres (REIT)	83,850
14,662	Wesfarmers Ltd	451,454
22,000	Westfield Corp (REIT)	148,155
17,834	Woodside Petroleum Ltd	392,842
14,510	WorleyParsons Ltd *	93,573

	Total Australia	6,915,842

	Austria — 0.7%
88,088	Immofinanz AG (Entitlement Shares) * (a)	—
7,133	OMV AG	230,531
6,670	Raiffeisen Bank International AG *	121,246
11,858	voestalpine AG	450,108

	Total Austria	801,885

	Belgium — 0.4%
4,398	Ageas	163,959
2,642	Groupe Bruxelles Lambert SA	216,451
3,798	Proximus SADP	107,235

	Total Belgium	487,645

Shares	Description	Value ($)
	Brazil — 0.3%
20,400	Ambev SA	103,332
4,600	Banco do Brasil SA	38,652
4,900	BB Seguridade Participacoes SA	40,916
12,600	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	61,777
11,600	JBS SA	33,445
11,100	Kroton Educacional SA	47,328
10,400	MRV Engenharia e Participacoes SA	35,478
6,200	Transmissora Alianca de Energia Eletrica SA	33,990

	Total Brazil	394,918

	Canada — 1.8%
4,300	Alimentation Couche-Tard Inc – Class B	198,434
1,300	Canadian Tire Corp Ltd – Class A	135,410
900	CCL Industries Inc – Class B	156,611
7,400	CGI Group Inc – Class A *	350,526
12,900	CI Financial Corp	255,158
3,200	Great-West Lifeco Inc	84,234
12,020	Metro Inc	366,067
4,700	Power Corp of Canada	104,965
2,900	Russel Metals Inc	55,807
7,200	Sun Life Financial Inc	276,465
2,200	Toromont Industries Ltd	72,127
3,600	Transcontinental Inc – Class A	49,981
2,500	Westshore Terminals Investment Corp	51,534

	Total Canada	2,157,319

	China — 2.5%
5,500	AAC Technologies Holdings Inc	49,695
17,500	Anhui Conch Cement Co Ltd – Class H	50,528
13,000	ANTA Sports Products Ltd	37,957
46,000	Beijing Capital International Airport Co Ltd – Class H	45,313
107,000	Belle International Holdings Ltd	61,693
38,000	China Communications Construction Co Ltd – Class H	45,439
90,000	China Communications Services Corp Ltd – Class H	52,926
23,500	China Galaxy Securities Co Ltd – Class H	23,283
21,000	China Mengniu Dairy Co Ltd	43,107
30,500	China Mobile Ltd	333,090
88,000	China National Building Material Co Ltd – Class H	44,435
14,000	China Overseas Land & Investment Ltd	40,321
6,000	China Pacific Insurance Group Co Ltd – Class H	23,269
174,000	China Petroleum & Chemical Corp – Class H	124,772
90,000	China Resources Cement Holdings Ltd	38,576
24,000	China Resources Land Ltd	58,145
34,000	China Resources Power Holdings Co Ltd	55,896
19,000	China Shenhua Energy Co Ltd – Class H	39,248
48,000	China Southern Airlines Co Ltd – Class H	27,485
158,000	China Telecom Corp Ltd – Class H	76,624

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	China — continued
118,000	China Travel International Investment Hong Kong Ltd	34,478
32,000	China Unicom Hong Kong Ltd	38,788
92,000	CNOOC Ltd	121,102
122,000	Datang International Power Generation Co Ltd – Class H	32,791
38,000	Dongfeng Motor Group Co Ltd – Class H	38,564
45,000	Geely Automobile Holdings Ltd	46,422
35,500	Great Wall Motor Co Ltd – Class H	33,334
48,000	Guangdong Investment Ltd	67,104
23,200	Guangzhou R&F Properties Co Ltd – Class H	29,458
12,000	Haitian International Holdings Ltd	23,981
39,000	Huabao International Holdings Ltd *	16,466
58,000	Huadian Power International Corp Ltd – Class H	24,550
58,000	Huaneng Power International Inc – Class H	36,271
36,000	Jiangsu Expressway Co Ltd – Class H	47,929
24,500	Kingboard Chemical Holdings Ltd	68,672
32,000	Kingboard Laminates Holdings Ltd	28,284
28,000	Kunlun Energy Co Ltd	20,514
52,000	Lee & Man Paper Manufacturing Ltd	39,838
8,000	Minth Group Ltd	26,196
400	NetEase Inc ADR	89,640
90,000	People’s Insurance Co Group of China Ltd (The) – Class H	37,897
32,000	PICC Property & Casualty Co Ltd – Class H	53,520
14,000	Ping An Insurance Group Co of China Ltd – Class H	77,272
13,000	Shanghai Industrial Holdings Ltd	36,590
17,800	Shanghai Pharmaceuticals Holding Co Ltd – Class H	44,494
36,000	Shenzhen Expressway Co Ltd – Class H	34,512
30,000	Shenzhen International Holdings Ltd	44,126
29,000	Shimao Property Holdings Ltd	37,861
37,000	Sino Biopharmaceutical Ltd	25,359
43,500	Sinopec Engineering Group Co Ltd – Class H	37,627
5,600	Sinopharm Group Co Ltd – Class H	26,108
90,000	Skyworth Digital Holdings Ltd	56,432
400	Sohu.com Inc *	13,852
4,600	Tencent Holdings Ltd	114,544
34,000	TravelSky Technology Ltd – Class H	71,184
48,000	Zhejiang Expressway Co Ltd – Class H	51,255

	Total China	2,898,817

	Czech Republic — 0.1%
1,996	CEZ AS	32,440
1,235	Komercni Banka as	40,793

	Total Czech Republic	73,233

	Denmark — 0.7%
306	AP Moeller – Maersk A/S – Class B	404,230
3,900	Danske Bank A/S	113,516

Shares	Description	Value ($)
	Denmark — continued
10,094	Novo Nordisk A/S – Class B	339,967

	Total Denmark	857,713

	Finland — 1.5%
2,834	Amer Sports Oyj	75,538
11,148	Fortum Oyj	161,778
6,666	Neste Oyj	273,846
26,852	Nokia Oyj	115,244
7,065	Nokian Renkaat Oyj	254,645
3,416	Sampo Oyj – A Shares	150,742
29,504	UPM-Kymmene Oyj	674,346

	Total Finland	1,706,139

	France — 8.6%
55,739	Air France-KLM *	299,883
3,891	Atos SE	401,235
87,324	AXA SA	2,052,329
2,717	BNP Paribas SA	157,474
11,351	Bouygues SA	384,192
4,039	Capgemini SA	317,986
2,075	Christian Dior SE	403,235
4,564	Cie Generale des Etablissements Michelin	487,285
16,002	GDF Suez Strip – VVPR * (a)	—
988	Gecina SA (REIT)	129,558
1,013	IPSOS	29,419
1,307	Nexity SA *	60,375
18,104	Peugeot SA *	266,406
1,978	Plastic Omnium SA	60,127
6,855	Renault SA	538,089
2,624	Schneider Electric SE	174,172
477	SEB SA	64,125
20,665	Societe Generale SA	886,589
68,695	TOTAL SA	3,275,227
1,091	Valeo SA	60,784
5,325	Veolia Environnement SA	91,842

	Total France	10,140,332

	Germany — 10.0%
17,556	Allianz SE (Registered)	2,789,843
1,759	Axel Springer SE	75,425
11,111	Bayerische Motoren Werke AG	945,370
1,960	Continental AG	347,367
22,268	Daimler AG (Registered Shares)	1,479,032
21,417	Deutsche Lufthansa AG (Registered)	277,308
32,098	Deutsche Telekom AG (Registered)	505,135
4,913	Duerr AG	392,161
689	Fielmann AG	43,366
8,079	Freenet AG	205,992
2,332	Fresenius SE & Co KGaA	167,384
919	Grammer AG	45,493
1,909	Hannover Rueck SE	202,605
4,841	HeidelbergCement AG	433,803

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
7,457	K+S AG (Registered)	151,735
5,987	Leoni AG	189,244
5,077	METRO AG	151,624
3,233	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	589,001
6,512	ProSiebenSat.1 Media SE	222,868
1,776	RTL Group SA	120,576
19,674	Siemens AG (Registered)	2,217,728
1,476	Volkswagen AG	202,178

	Total Germany	11,755,238

	Hong Kong — 2.7%
111,000	BOC Hong Kong Holdings Ltd	415,606
31,000	CK Hutchison Holdings Ltd	377,040
21,600	Dah Sing Banking Group Ltd	40,242
46,000	First Pacific Co Ltd	32,291
25,600	Henderson Land Development Co Ltd	141,223
35,100	Hongkong Land Holdings Ltd	224,257
16,000	Hysan Development Co Ltd	70,502
29,000	Kerry Properties Ltd	82,910
119,000	Link (REIT)	818,401
80,000	Sino Land Co Ltd	125,507
26,500	Swire Pacific Ltd – Class A	264,265
58,000	Wharf Holdings Ltd (The)	429,276
21,000	Wheelock & Co Ltd	124,571

	Total Hong Kong	3,146,091

	Hungary — 0.1%
684	MOL Hungarian Oil & Gas Plc	42,776
1,732	OTP Bank Plc	46,587
1,622	Richter Gedeon Nyrt	32,343

	Total Hungary	121,706

	India — 0.5%
9,646	Cairn India Ltd	35,645
4,189	HCL Technologies Ltd	49,197
5,319	Indiabulls Housing Finance Ltd	59,250
13,800	Infosys Ltd Sponsored ADR	199,824
1,206	Reliance Industries Ltd	17,389
3,052	Tata Consultancy Services Ltd	101,338
8,180	Tata Motors Ltd	54,638
3,623	UPL Ltd	33,476
4,536	Wipro Ltd	30,799

	Total India	581,556

	Ireland — 0.3%
13,207	Smurfit Kappa Group Plc	301,190

	Israel — 1.3%
42,763	Bank Hapoalim BM	257,021
55,586	Bank Leumi Le-Israel BM *	226,298

Shares	Description	Value ($)
	Israel — continued
74,084	Bezeq The Israeli Telecommunication Corp Ltd	136,794
4,000	Check Point Software Technologies Ltd *	329,320
959	Frutarom Industries Ltd	51,491
13,324	Teva Pharmaceutical Industries Ltd	492,184

	Total Israel	1,493,108

	Italy — 2.8%
289,745	A2A SPA	345,109
13,107	Azimut Holding SPA	195,774
38,425	Banca Mediolanum SPA	248,437
1,351	Brembo SPA	77,328
1,292	Danieli & C Officine Meccaniche SPA – RSP	17,610
108,082	Enel SPA	436,399
8,565	Eni SPA	119,833
10,288	EXOR SPA	431,613
4,674	Ferrari NV	255,099
43,341	Leonardo-Finmeccanica SPA *	562,106
110,505	Mediaset SPA	267,404
713	Recordati SPA	19,398
369,578	Telecom Italia SPA-RSP *	229,857
35,684	Unipol Gruppo Finanziario SPA	110,046

	Total Italy	3,316,013

	Japan — 20.7%
21,100	Acom Co Ltd *	102,134
46,900	Aiful Corp *	146,681
7,800	Asahi Group Holdings Ltd	255,325
2,700	Asatsu-DK Inc	72,263
8,900	Bridgestone Corp	345,358
12,000	Canon Inc	346,122
5,800	Central Japan Railway Co	957,542
25,300	Concordia Financial Group Ltd	118,692
13,100	Daicel Corp	146,893
16,700	Daiichi Sankyo Co Ltd	351,447
4,300	Daito Trust Construction Co Ltd	670,153
12,700	Daiwa House Industry Co Ltd	365,632
4,500	East Japan Railway Co	388,146
15,200	Fuji Heavy Industries Ltd	633,955
15,700	FUJIFILM Holdings Corp	590,168
19,000	Hanwa Co Ltd	124,357
35,800	Haseko Corp	376,655
6,300	Hoya Corp	250,873
4,400	Idemitsu Kosan Co Ltd	101,287
106,300	ITOCHU Corp	1,468,351
9,200	Japan Airlines Co Ltd	274,690
15,400	Japan Tobacco Inc	533,896
13,020	K’s Holdings Corp	241,839
3,900	Kao Corp	180,787
81,900	KDDI Corp	2,144,585
27,800	Kenedix Inc	103,729
17,100	Konica Minolta Inc	166,084

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
12,700	Kuraray Co Ltd	182,313
1,900	Lawson Inc	132,339
50,700	Leopalace21 Corp	278,376
77,200	Marubeni Corp	428,784
10,500	Medipal Holdings Corp	152,077
58,900	Mitsubishi Chemical Holdings Corp	378,445
12,100	Mitsubishi Corp	264,735
35,000	Mitsubishi Electric Corp	491,510
4,200	Mitsubishi Materials Corp	126,055
129,200	Mitsubishi UFJ Financial Group Inc	776,870
16,400	Mitsui & Co Ltd	223,349
87,000	Mitsui OSK Lines Ltd	227,611
293,500	Mizuho Financial Group Inc	529,979
3,900	Nagase & Co Ltd	49,657
6,100	Nexon Co Ltd	86,735
33,300	Nippon Telegraph & Telephone Corp	1,336,700
5,100	Nissan Chemical Industries Ltd	171,352
77,000	Nissan Motor Co Ltd	727,716
5,300	Nomura Real Estate Holdings Inc	86,991
22,600	NTT DOCOMO Inc	517,467
14,800	ORIX Corp	235,210
12,000	Otsuka Holdings Co Ltd	491,990
75,300	Resona Holdings Inc	367,774
19,700	Sekisui House Ltd	326,886
1,000	Shimamura Co Ltd	119,930
156,600	Sojitz Corp	401,923
42,000	Sumitomo Chemical Co Ltd	195,788
30,600	Sumitomo Corp	369,316
33,500	Sumitomo Mitsui Financial Group Inc	1,263,428
6,000	Sumitomo Mitsui Trust Holdings Inc	222,772
6,420	Suzuken Co Ltd	194,449
44,200	Tokyo Electric Power Co Holdings Inc *	165,783
91,000	Tosoh Corp	621,117
20,900	Toyota Tsusho Corp	530,255
13,560	USS Co Ltd	219,452

	Total Japan	24,352,778

	Malta — 0.1%
1,718,063	BGP Holdings Plc * (a)	71,506

	Mexico — 0.3%
93,200	America Movil SAB de CV – Class L	56,438
5,700	Arca Continental SAB de CV	30,160
16,800	Gentera SAB de CV	26,585
2,625	Gruma SAB de CV – Class B	31,394
4,200	Grupo Aeroportuario del Pacifico SAB de CV – Class B	35,856
2,330	Grupo Aeroportuario del Sureste SAB de CV – Class B	33,763
9,700	Grupo Financiero Banorte SAB de CV – Class O	46,515
20,200	OHL Mexico SAB de CV *	17,210

Shares	Description	Value ($)
	Mexico — continued
46,000	Wal-Mart de Mexico SAB de CV	84,573

	Total Mexico	362,494

	Netherlands — 3.0%
4,642	Heineken NV	347,445
55,184	ING Groep NV	749,802
24,544	Koninklijke Ahold Delhaize NV	483,343
17,307	RELX NV	278,734
10,191	TomTom NV *	81,553
27,632	Unilever NV CVA	1,101,681
14,998	Wolters Kluwer NV	540,012

	Total Netherlands	3,582,570

	New Zealand — 0.5%
10,112	Fisher & Paykel Healthcare Corp Ltd	58,615
42,712	Fletcher Building Ltd	310,734
17,565	SKYCITY Entertainment Group Ltd	49,176
81,592	Spark New Zealand Ltd	209,890

	Total New Zealand	628,415

	Norway — 1.5%
12,224	DNB ASA	179,901
62,932	Seadrill Ltd *	177,712
25,510	Statoil ASA	442,280
18,080	Subsea 7 SA *	211,713
19,010	Telenor ASA	280,487
13,199	Yara International ASA	488,053

	Total Norway	1,780,146

	Peru — 0.0%
300	Credicorp Ltd	47,007

	Poland — 0.1%
2,202	KGHM Polska Miedz SA	45,756
10,534	PGE Polska Grupa Energetyczna SA	23,219
2,146	Polski Koncern Naftowy ORLEN SA	39,044
23,236	Polskie Gornictwo Naftowe i Gazownictwo SA	27,349
34,693	Tauron Polska Energia SA *	21,879

	Total Poland	157,247

	Portugal — 0.3%
103,463	EDP – Energias de Portugal SA	298,904

	Russia — 0.5%
42,749	Gazprom PJSC Sponsored ADR	197,420
3,591	Lukoil PJSC Sponsored ADR	176,293
5,077	MMC Norilsk Nickel PJSC ADR	85,261
2,875	Tatneft PAO Sponsored ADR	104,968

	Total Russia	563,942

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Singapore — 1.2%
107,000	Ascendas Real Estate Investment Trust	174,524
61,900	CapitaLand Commercial Trust (REIT)	65,648
55,600	CapitaLand Ltd	118,879
66,000	CapitaLand Mall Trust (REIT)	89,400
31,500	DBS Group Holdings Ltd	383,461
77,400	Global Logistic Properties Ltd	110,855
370,600	Golden Agri-Resources Ltd	111,407
29,800	Oversea-Chinese Banking Corp Ltd	188,181
11,100	Singapore Exchange Ltd	56,480
11,643	United Overseas Bank Ltd	165,144

	Total Singapore	1,463,979

	South Africa — 0.9%
7,474	AVI Ltd	45,938
4,190	Barclays Africa Group Ltd	46,749
4,867	Barloworld Ltd	36,771
4,345	Bidvest Group Ltd (The)	50,192
5,385	Clicks Group Ltd	46,155
897	EOH Holdings Ltd	10,514
15,408	FirstRand Ltd	55,106
5,920	Hyprop Investments Ltd (REIT)	47,433
3,269	Imperial Holdings Ltd	39,219
3,144	Liberty Holdings Ltd	24,739
26,440	MMI Holdings Ltd	41,178
1,534	Mondi Ltd	30,850
9,517	MTN Group Ltd	76,262
3,153	Nedbank Group Ltd	51,413
9,897	Rand Merchant Investment Holdings Ltd	27,082
66,258	Redefine Properties Ltd (REIT)	48,577
3,145	Resilient REIT Ltd	23,090
10,186	RMB Holdings Ltd	45,033
4,212	Sanlam Ltd	18,410
4,998	Sasol Ltd	134,197
14,288	Sibanye Gold Ltd	29,519
2,434	SPAR Group Ltd (The)	32,747
6,364	Standard Bank Group Ltd	68,036
6,567	Super Group Ltd *	18,848

	Total South Africa	1,048,058

	South Korea — 1.4%
2,236	BNK Financial Group Inc	17,137
357	Coway Co Ltd	25,963
833	Dongbu Insurance Co Ltd	51,937
135	E-MART Inc	21,684
1,757	Hana Financial Group Inc	48,371
952	Hankook Tire Co Ltd	44,077
5,862	Hanwha Life Insurance Co Ltd	33,384
303	Hyundai Department Store Co Ltd	27,978
973	Hyundai Marine & Fire Insurance Co Ltd	30,297
468	Hyundai Mobis Co Ltd	99,646
1,057	Hyundai Motor Co	120,071
3,479	Industrial Bank of Korea	38,831

Shares	Description	Value ($)
	South Korea — continued
2,431	KB Financial Group Inc	87,414
1,177	KB Insurance Co Ltd	28,640
2,269	Kia Motors Corp	72,490
298	Korea Investment Holdings Co Ltd	10,167
2,263	Korean Reinsurance Co	22,136
654	KT&G Corp	58,801
1,799	LG Display Co Ltd	43,044
154	Lotte Shopping Co Ltd	28,655
1,434	Meritz Fire & Marine Insurance Co Ltd	20,216
1,484	Mirae Asset Securities Co Ltd	25,827
50	NAVER Corp	34,112
135	NCSoft Corp	31,462
87	POSCO	18,626
429	Samsung Card Co Ltd	15,325
241	Samsung Electronics Co Ltd	358,651
246	Samsung Life Insurance Co Ltd	23,961
2,509	Shinhan Financial Group Co Ltd	94,548
213	Shinsegae Inc	32,895
1,001	SK Hynix Inc	36,612
4,761	Woori Bank	48,793

	Total South Korea	1,651,751

	Spain — 1.5%
10,600	ACS Actividades de Construccion y Servicios SA	311,709
7,027	Amadeus IT Group SA	318,261
7,211	Ferrovial SA	127,683
11,644	Gas Natural SDG SA	198,998
9,768	Grifols SA	191,284
76,807	Iberdrola SA	461,958
13,680	Repsol SA	183,127

	Total Spain	1,793,020

	Sweden — 0.8%
3,360	JM AB	91,357
2,808	Modern Times Group MTG AB – B Shares	74,178
10,752	Nordea Bank AB	112,998
13,992	Svenska Cellulosa AB SCA – Class B	372,801
66,508	Telefonaktiebolaget LM Ericsson – B Shares	341,332

	Total Sweden	992,666

	Switzerland — 5.3%
10,585	ABB Ltd (Registered) *	215,752
632	Actelion Ltd (Registered) *	122,081
6,825	Adecco Group AG (Registered)	420,314
2,119	Baloise Holding AG (Registered)	255,079
104	dormakaba Holding AG *	75,143
249	EMS-Chemie Holding AG (Registered)	127,870
190	Georg Fischer AG (Registered)	162,497
239	Givaudan SA (Registered)	426,436
212	Helvetia Holding AG (Registered)	110,136
76	Komax Holding AG (Registered)	18,600

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
2,884	Kuehne & Nagel International AG (Registered)	376,069
6,904	Logitech International SA (Registered)	169,896
1,026	Mobilezone Holding AG (Registered)	14,516
1,277	Pargesa Holding SA	80,888
1,708	Roche Holding AG	380,152
455	Schindler Holding AG	80,737
75	SGS SA (Registered)	150,398
83	Sika AG	402,597
1,040	Swatch Group AG (The) (Registered)	59,805
1,935	Swiss Life Holding AG (Registered) *	531,727
19,472	Swiss Re AG	1,791,089
995	Zurich Insurance Group AG *	260,691

	Total Switzerland	6,232,473

	Taiwan — 1.5%
38,000	Advanced Semiconductor Engineering Inc	40,736
4,000	Asustek Computer Inc	33,031
39,360	Chang Hwa Commercial Bank Ltd	21,041
86,000	China Development Financial Holding Corp	21,407
17,480	China Life Insurance Co Ltd	18,609
14,000	Chunghwa Telecom Co Ltd	47,162
85,000	Compal Electronics Inc	48,358
62,800	CTBC Financial Holding Co Ltd	34,404
69,635	First Financial Holding Co Ltd	36,662
8,290	Foxconn Technology Co Ltd	21,677
33,000	Fubon Financial Holding Co Ltd	51,020
96,200	Hon Hai Precision Industry Co Ltd	247,115
74,564	Hua Nan Financial Holdings Co Ltd – Class C	37,847
62,000	Inventec Corp	41,748
36,249	Lite-On Technology Corp	57,139
65,000	Mega Financial Holding Co Ltd	46,324
8,000	Novatek Microelectronics Corp	26,528
8,000	Pegatron Corp	19,014
38,000	Pou Chen Corp	47,474
122,000	Shin Kong Financial Holding Co Ltd *	31,420
21,000	Siliconware Precision Industries Co Ltd	31,788
112,999	Taishin Financial Holding Co Ltd	41,432
32,000	Taiwan Cement Corp	36,887
19,000	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	564,110
21,000	Uni-President Enterprises Corp	35,830
176,000	United Microelectronics Corp	62,064
86,000	Yuanta Financial Holding Co Ltd	31,141

	Total Taiwan	1,731,968

	Thailand — 0.2%
8,300	Kasikornbank Pcl NVDR	39,357
153,300	Krung Thai Bank Pcl (Foreign Registered)	75,515
8,100	PTT Pcl (Foreign Registered)	79,683

	Total Thailand	194,555

Shares	Description	Value ($)
	Turkey — 0.2%
14,435	Akbank TAS	31,627
3,162	Arcelik AS	18,410
28,711	Eregli Demir ve Celik Fabrikalari TAS	39,294
9,799	Haci Omer Sabanci Holding AS	24,936
10,322	KOC Holding AS	37,354
1,379	Tupras-Turkiye Petrol Rafineriler AS	27,470
14,346	Turkcell Iletisim Hizmetleri AS *	37,682
12,541	Turkiye Garanti Bankasi AS	26,522
20,383	Turkiye Is Bankasi – Class C	28,541
20,914	Turkiye Sise ve Cam Fabrikalari AS	20,145

	Total Turkey	291,981

	United Kingdom — 16.1%
28,689	3i Group Plc	246,779
21,534	AstraZeneca Plc	1,114,137
55,298	Balfour Beatty Plc	184,970
11,354	Berkeley Group Holdings Plc (The)	351,928
36,372	BHP Billiton Plc	598,824
51,902	British American Tobacco Plc	2,841,127
12,422	British Land Co Plc (The) (REIT)	91,904
10,193	Bunzl Plc	262,597
93,366	Cobham Plc	191,558
30,058	Compass Group Plc	514,614
2,445	CYBG Plc CDI *	8,386
26,902	Direct Line Insurance Group Plc	116,728
28,612	DS Smith Plc	140,598
158,983	GlaxoSmithKline Plc	2,966,762
17,729	Halfords Group Plc	76,139
273,240	HSBC Holdings Plc	2,165,857
26,243	Imperial Brands Plc	1,125,370
33,865	Inchcape Plc	257,523
86,813	Kingfisher Plc	381,947
65,970	Man Group Plc	93,615
26,462	National Grid Plc	300,736
3,340	Next Plc	204,601
18,677	Persimmon Plc	396,074
9,282	Reckitt Benckiser Group Plc	784,084
41,424	Royal Mail Plc	242,616
41,207	Sage Group Plc (The)	338,653
53,943	Tesco Plc *	140,804
293,623	Thomas Cook Group Plc *	310,924
17,787	TUI AG	234,314
18,791	Unilever Plc	747,527
41,227	William Hill Plc	155,280
71,626	Wm Morrison Supermarkets Plc	194,649
54,257	WPP Plc	1,157,133

	Total United Kingdom	18,938,758

	TOTAL COMMON STOCKS (COST $101,223,948)	113,332,963

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares/ Par Value†		Description	Value ($)
		PREFERRED STOCKS — 1.5%

		Brazil — 0.6%
	18,480	Banco Bradesco SA	162,163
	10,300	Bradespar SA *	45,455
	9,000	Centrais Eletricas Brasileiras SA – Class B *	75,306
	7,000	Cia Energetica de Sao Paulo – Class B	27,068
	25,900	Companhia Energetica de Minas Gerais	60,360
	7,580	Itau Unibanco Holding SA	79,175
	47,740	Itausa-Investimentos Itau SA	121,308
	15,400	Vale SA *	116,099

		Total Brazil	686,934

		Germany — 0.5%
	1,092	Bayerische Motoren Werke AG	78,379
	11,891	Porsche Automobil Holding SE	602,217

		Total Germany	680,596

		Russia — 0.1%
	157,020	Surgutneftegas OJSC	76,430

		South Korea — 0.3%
	322	Hyundai Motor Co	26,379
	534	Hyundai Motor Co 2nd Preference	45,353
	222	Samsung Electronics Co Ltd	256,657

		Total South Korea	328,389

		TOTAL PREFERRED STOCKS (COST $1,305,001)	1,772,349

		MUTUAL FUND — 1.6%

		United States — 1.6%
		Affiliated Issuers — 1.6%
	76,309	GMO U.S. Treasury Fund	1,908,490

		TOTAL MUTUAL FUNDS (COST $1,908,483)	1,908,490

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
CAD	2,691	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	2,003
CHF	5,981	Brown Brothers Harriman (Grand Cayman) Time Deposit, (1.00)%, due 12/01/16	5,882
GBP	7,690	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	9,622
HKD	15,584	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/16	2,009
NOK	49,907	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	5,862
SGD	4,399	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/16	3,069
ZAR	26,392	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.75%, due 12/01/16	1,875

Shares/ Par Value†		Description	Value ($)
		Time Deposits — continued
ZAR	128,844	ING Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	128,844
JPY	2,840,671	Sumitomo (Tokyo) Time Deposit, (0.26)%, due 12/01/16	24,830

		Total Time Deposits	183,996

		TOTAL SHORT-TERM INVESTMENTS (COST $183,996)	183,996

		TOTAL INVESTMENTS — 99.6% (Cost $104,621,428)	117,197,798
		Other Assets and Liabilities (net) — 0.4%	522,529

		TOTAL NET ASSETS — 100.0%	$117,720,327

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
19	Mini MSCI Emerging Markets	December 2016	$1,553,345	$(30,125)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CDI - Certificado de Deposito Interbancario

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Currency Abbreviations:

CAD - Canadian Dollar

CHF - Swiss Franc

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

ZAR - South African Rand

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.0%

	Automobiles & Components — 3.3%
28,800	Cooper-Standard Holding, Inc. *	2,745,216
65,921	Drew Industries, Inc.	6,928,297
111,200	Gentex Corp.	2,056,088
52,200	Goodyear Tire & Rubber Co. (The)	1,602,018
211,583	Lear Corp.	27,402,114
27,284	Superior Industries International, Inc.	686,193
207,985	Thor Industries, Inc.	20,917,052
79,165	Tower International, Inc.	2,074,123

	Total Automobiles & Components	64,411,101

	Banks — 4.0%
4,236	American National Bankshares, Inc.	131,951
4,500	CNB Financial Corp.	104,670
212,761	Essent Group Ltd. *	6,493,466
5,200	Federal Agricultural Mortgage Corp. – Class C	280,852
2,000	First Bancorp, Inc.	58,040
3,700	German American Bancorp, Inc.	175,528
852,998	JPMorgan Chase & Co.	68,384,850
29,750	PennyMac Financial Services, Inc. – Class A *	517,650
4,900	Territorial Bancorp, Inc.	154,203
7,433	Trustmark Corp.	250,566
6,200	Univest Corp. of Pennsylvania	177,010
59,841	Walker & Dunlop, Inc. *	1,758,727

	Total Banks	78,487,513

	Capital Goods — 7.6%
304,720	3M Co.	52,332,613
42,344	AGCO Corp.	2,362,795
18,100	Briggs & Stratton Corp.	375,032
17,551	Douglas Dynamics, Inc.	560,755
16,800	EMCOR Group, Inc.	1,165,416
813,371	Emerson Electric Co.	45,906,659
309,400	Honeywell International, Inc.	35,253,036
36,300	Illinois Tool Works, Inc.	4,544,034
13,500	Parker-Hannifin Corp.	1,875,555
115,500	Wabash National Corp. *	1,592,745
22,400	WESCO International, Inc. *	1,520,960
22,200	Xylem, Inc.	1,145,076

	Total Capital Goods	148,634,676

	Commercial & Professional Services — 2.1%
265,429	ACCO Brands Corp. *	3,304,591
177,537	Cintas Corp.	20,345,740
131,155	Deluxe Corp.	8,879,194
6,700	Heidrick & Struggles International, Inc.	142,040
225,780	Korn/Ferry International	5,730,296
26,100	Navigant Consulting, Inc. *	644,670
38,500	RR Donnelley & Sons Co.	669,515
15,541	TRC Cos., Inc. *	150,748
51,073	TrueBlue, Inc. *	1,069,979

	Total Commercial & Professional Services	40,936,773

Shares	Description	Value ($)
	Consumer Durables & Apparel — 1.1%
6,400	Bassett Furniture Industries, Inc.	185,920
81,400	Coach, Inc.	2,962,146
4,100	CSS Industries, Inc.	111,479
6,700	Culp, Inc.	226,125
4,295	Flexsteel Industries, Inc.	235,710
146,873	Helen of Troy Ltd. *	12,498,892
57,200	Michael Kors Holdings Ltd *	2,659,228
20,727	Tupperware Brands Corp.	1,149,105
11,200	Whirlpool Corp.	1,819,328

	Total Consumer Durables & Apparel	21,847,933

	Consumer Services — 0.1%
12,300	Bridgepoint Education, Inc. *	124,968
20,900	Wyndham Worldwide Corp.	1,504,591

	Total Consumer Services	1,629,559

	Diversified Financials — 4.6%
43,200	Apollo Commercial Real Estate Finance, Inc. REIT	741,312
5,221	Ares Commercial Real Estate Corp. REIT	70,640
366,239	ARMOUR Residential REIT, Inc.	8,145,155
175,888	BlackRock Capital Investment Corp.	1,303,330
307,937	Capital One Financial Corp.	25,879,025
81,700	Chimera Investment Corp. REIT	1,385,632
64,300	Discover Financial Services	4,357,611
8,304	Encore Capital Group, Inc. *	227,945
77,295	FirstCash, Inc.	3,547,841
44,500	Franklin Resources, Inc.	1,747,070
278,566	Nasdaq, Inc.	17,853,295
18,480	Newcastle Investment Corp. REIT	83,715
6,573	OneMain Holdings, Inc. *	133,892
142,914	PRA Group, Inc. *	5,137,758
26,212	Regional Management Corp. *	646,388
256,305	T. Rowe Price Group, Inc.	18,981,948

	Total Diversified Financials	90,242,557

	Energy — 7.4%
47,000	Atwood Oceanics, Inc.	444,620
110,800	Chesapeake Energy Corp. *	775,600
249,793	Chevron Corp.	27,866,907
352,433	Denbury Resources, Inc. *	1,332,197
35,178	Exterran Corp. *	707,078
1,424,824	Marathon Oil Corp.	25,732,321
44,100	Murphy Oil Corp.	1,495,431
429,605	Tesoro Corp.	34,948,367
47,200	Unit Corp. *	1,146,960
794,484	Valero Energy Corp.	48,908,435

	Total Energy	143,357,916

	Food & Staples Retailing — 1.1%
311,700	Wal-Mart Stores, Inc.	21,953,031

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Food, Beverage & Tobacco — 4.6%
550,411	Dr Pepper Snapple Group, Inc.	47,742,650
181,113	Hormel Foods Corp.	6,201,309
279,345	Ingredion, Inc.	32,789,516
27,700	John B. Sanfilippo & Son, Inc.	1,764,490
13,200	Omega Protein Corp. *	316,140

	Total Food, Beverage & Tobacco	88,814,105

	Health Care Equipment & Services — 5.4%
257,001	Anthem, Inc.	36,630,352
35,877	Chemed Corp.	5,344,597
8,821	Exactech, Inc. *	221,407
24,600	HCA Holdings, Inc. *	1,743,894
10,100	Triple-S Management Corp. – Class B *	225,028
388,543	UnitedHealth Group, Inc.	61,514,128

	Total Health Care Equipment & Services	105,679,406

	Household & Personal Products — 0.1%
31,400	Central Garden & Pet Co. *	906,832
13,700	Central Garden & Pet Co. – Class A *	374,969
5,600	Nutraceutical International Corp. *	180,600

	Total Household & Personal Products	1,462,401

	Insurance — 6.7%
337,499	Aflac, Inc.	24,090,679
11,992	American Equity Investment Life Holding Co. *	248,594
9,100	American National Insurance Co.	1,096,550
685,576	Assured Guaranty Ltd.	24,516,198
61,604	Everest Re Group Ltd.	12,970,722
187,476	First American Financial Corp.	7,075,344
64,289	Hanover Insurance Group, Inc. (The)	5,566,784
553,366	MBIA, Inc. *	5,749,473
31,729	Navigators Group, Inc. (The)	3,344,237
32,400	Old Republic International Corp.	578,988
4,412	Selective Insurance Group, Inc.	181,333
402,947	Travelers Cos., Inc. (The)	45,674,042
2,372	W.R. Berkley Corp.	146,566

	Total Insurance	131,239,510

	Materials — 3.8%
7,444	AdvanSix, Inc. *	139,203
309,347	Avery Dennison Corp.	22,291,545
39,500	International Paper Co.	1,924,440
516,480	LyondellBasell Industries NV – Class A	46,648,473
16,000	Reliance Steel & Aluminum Co.	1,297,600
32,900	Sonoco Products Co.	1,780,877

	Total Materials	74,082,138

	Media — 2.4%
22,185	Meredith Corp.	1,232,377
495,100	Omnicom Group, Inc.	43,043,994
42,075	Scripps Networks Interactive, Inc. – Class A	2,914,114

	Total Media	47,190,485

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — 8.7%
603,200	Gilead Sciences, Inc.	44,455,840
590,747	Johnson & Johnson	65,750,141
1,198,237	PDL BioPharma, Inc.	2,624,139
1,748,238	Pfizer, Inc.	56,188,370

	Total Pharmaceuticals, Biotechnology & Life Sciences	169,018,490

	Real Estate — 0.2%
17,112	CatchMark Timber Trust, Inc. REIT – Class A	187,205
38,043	Jones Lang LaSalle, Inc.	3,852,995

	Total Real Estate	4,040,200

	Retailing — 7.2%
24,400	American Eagle Outfitters, Inc.	404,064
606,476	Bed Bath & Beyond, Inc.	27,176,189
121,500	Best Buy Co., Inc.	5,552,550
439,295	Foot Locker, Inc.	31,484,273
33,600	GameStop Corp. – Class A	829,584
22,400	Genuine Parts Co.	2,155,552
278,702	Guess?, Inc.	4,269,715
435,000	Home Depot, Inc. (The)	56,289,000
84,800	Macy’s, Inc.	3,578,560
118,003	Murphy USA, Inc. *	8,046,624

	Total Retailing	139,786,111

	Semiconductors & Semiconductor Equipment — 4.4%
1,608,916	Intel Corp.	55,829,385
424,481	QUALCOMM, Inc.	28,919,891

	Total Semiconductors & Semiconductor Equipment	84,749,276

	Software & Services — 8.8%
104,274	Accenture Plc – Class A	12,453,444
112,873	Activision Blizzard, Inc.	4,132,281
448,005	Amdocs Ltd.	26,418,855
11,120	Booz Allen Hamilton Holding Corp.	420,447
9,400	Broadridge Financial Solutions, Inc.	608,556
164,580	CA, Inc.	5,259,977
7,500	CACI International, Inc. – Class A *	970,500
350,725	Convergys Corp.	9,073,256
23,551	CSG Systems International, Inc.	1,048,019
244,234	Fiserv, Inc. *	25,551,761
312,299	International Business Machines Corp.	50,661,144
122,641	Net 1 UEPS Technologies, Inc. *	1,399,334
17,300	NeuStar, Inc. – Class A *	419,525
516,502	Paychex, Inc.	30,447,793
59,180	Sykes Enterprises, Inc. *	1,667,692

	Total Software & Services	170,532,584

	Technology Hardware & Equipment — 8.5%
143,065	Apple, Inc.	15,811,544
460,281	Arrow Electronics, Inc. *	31,423,384

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
507,264	Avnet, Inc.	23,278,345
1,811,429	Cisco Systems, Inc.	54,016,813
5,200	Coherent, Inc. *	678,600
18,541	ePlus, Inc. *	2,061,759
37,214	F5 Networks, Inc. *	5,237,870
1,055,200	HP, Inc.	16,250,080
26,402	Insight Enterprises, Inc. *	924,598
11,700	NETGEAR, Inc. *	628,290
146,193	Sanmina Corp. *	4,802,440
112,038	Tech Data Corp. *	9,508,665

	Total Technology Hardware & Equipment	164,622,388

	Telecommunication Services — 3.1%
2,800	FairPoint Communications, Inc. *	46,620
15,055	United States Cellular Corp. *	566,520
1,180,617	Verizon Communications, Inc.	58,912,788
13,175	Vonage Holdings Corp. *	86,823

	Total Telecommunication Services	59,612,751

	Transportation — 3.2%
35,592	Atlas Air Worldwide Holdings, Inc. *	1,758,245
630,885	Delta Air Lines, Inc.	30,396,039
329,146	JetBlue Airways Corp. *	6,612,543
88,966	SkyWest, Inc.	3,278,397
87,700	United Parcel Service, Inc. – Class B	10,166,184
333,874	Werner Enterprises, Inc.	9,031,292

	Total Transportation	61,242,700

	Utilities — 0.6%
18,700	Avista Corp.	756,789
122,000	CenterPoint Energy, Inc.	2,910,920
4,834	IDACORP, Inc.	368,109
16,401	Pinnacle West Capital Corp.	1,212,452
485,734	Talen Energy Corp. *	6,780,847

	Total Utilities	12,029,117

	TOTAL COMMON STOCKS (COST $1,796,269,686)	1,925,602,721

	MUTUAL FUNDS — 1.2%

	Affiliated Issuers — 1.2%
940,236	GMO U.S. Treasury Fund	23,515,313

	TOTAL MUTUAL FUNDS (COST $23,509,913)	23,515,313

Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
3,441,525	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (a)	3,441,525

	TOTAL SHORT-TERM INVESTMENTS (COST $3,441,525)	3,441,525

	TOTAL INVESTMENTS — 100.4% (Cost $1,823,221,124)	1,952,559,559
	Other Assets and Liabilities (net) — (0.4%)	(7,749,838)

	TOTAL NET ASSETS — 100.0%	$1,944,809,721

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2016.

As of November 30, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Developed World Stock Fund	116,426,263	5,822,062	(7,112,491)	(1,290,429)
International Equity Fund	6,671,326,695	344,087,855	(648,765,868)	(304,678,013)
International Large/Mid Cap Equity Fund	650,651,678	17,725,348	(39,599,626)	(21,874,278)
Quality Fund	7,263,090,904	1,183,659,167	(161,941,848)	1,021,717,319
Resources Fund	181,546,423	46,082,023	(14,537,580)	31,544,443
Risk Premium Fund	187,411,902	16,658	(21,048)	(4,390)
Tax-Managed International Equities Fund	105,603,783	17,201,127	(5,607,112)	11,594,015
U.S. Equity Allocation Fund	1,826,624,117	149,232,294	(23,296,852)	125,935,442

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended November 30, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Developed World Stock Fund
GMO Quality Fund, Class VI	$—	$64,900,000	$40,235,128	$133,842	$596,713	$24,451,955
GMO U.S. Treasury Fund	21,471,541	64,400,000	84,280,000	20,846	153	1,600,723

Totals	$21,471,541	$129,300,000	$124,515,128	$154,688	$596,866	$26,052,678

International Equity Fund
GMO U.S. Treasury Fund	$296,198,769	$1,339,000,000	$1,597,499,999	$437,124	$5,157	$37,765,969

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$50,481,592	$215,250,000	$235,300,000	$69,089	$686	$30,454,724

Quality Fund
GMO U.S. Treasury Fund	$117,824,375	$1,178,700,000	$1,210,000,000	$493,221	$1,105	$86,501,686

Resources Fund
GMO U.S. Treasury Fund	$2,000,000	$15,900,000	$16,050,000	$6,608	$90	$1,849,980

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$14,106,048	$9,850,000	$22,050,000	$8,349	$95	$1,908,490

U.S. Equity Allocation Fund
GMO U.S. Treasury Fund	$159,329,373	$653,500,000	$789,340,000	$158,044	$574	$23,515,313

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through November 30, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2016 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Developed World Stock Fund	< 1%	55%
International Equity Fund	< 1%	95%
International Large/Mid Cap Equity Fund	< 1%	93%
Quality Fund	—	12%
Resources Fund	—	74%
Risk Premium Fund	—	(1)%
Tax-Managed International Equities Fund	< 1%	94%
U.S. Equity Allocation Fund	—	—

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2016, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index and/or a security type conversion discount; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Developed World Stock Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,426,558	$—	$2,426,558
Austria	—	660,971	—	660,971
Belgium	—	196,589	—	196,589
Brazil	—	612,106	—	612,106
Canada	3,229,748	—	—	3,229,748
China	—	1,277,844	—	1,277,844
Czech Republic	—	124,438	—	124,438
Denmark	—	384,357	—	384,357
Finland	—	646,657	—	646,657
France	—	6,477,564	—	6,477,564
Germany	—	5,136,670	—	5,136,670
Hong Kong	—	1,362,635	—	1,362,635
Hungary	—	103,365	—	103,365
India	—	83,901	—	83,901
Israel	—	158,828	—	158,828
Italy	—	771,014	—	771,014
Japan	—	16,452,762	—	16,452,762
Mexico	64,009	—	—	64,009
Netherlands	108,160	1,945,445	—	2,053,605
Norway	—	868,252	—	868,252

Description	Level 1	Level 2	Level 3		Total
Developed World Stock Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Poland	$—	$280,367	$—		$280,367
Portugal	—	112,493	—		112,493
Russia	—	1,137,896	—		1,137,896
Singapore	—	170,753	—		170,753
South Africa	40,777	1,291,634	3		1,332,414
South Korea	—	865,404	—		865,404
Spain	—	867,080	—		867,080
Sweden	—	289,698	—		289,698
Switzerland	—	3,079,281	—		3,079,281
Taiwan	—	1,202,171	177,010		1,379,181
Thailand	—	37,043	—		37,043
Turkey	—	1,124,602	—		1,124,602
United Kingdom	—	8,404,466	—		8,404,466
United States	24,866,157	—	—		24,866,157

TOTAL COMMON STOCKS	28,308,851	58,552,844	177,013		87,038,708

PREFERRED STOCKS
Brazil	—	684,766	—		684,766
Germany	—	628,560	—		628,560
South Korea	—	401,674	—		401,674

TOTAL PREFERRED STOCKS	—	1,715,000	—		1,715,000

Mutual Funds
United States	26,052,678	—	—		26,052,678

TOTAL MUTUAL FUNDS	26,052,678	—	—		26,052,678

Short-Term Investments	329,448	—	—		329,448

Total Investments	54,690,977	60,267,844	177,013		115,135,834

Derivatives^
Futures Contracts
Equity Risk	7,193	—	—		7,193

Total	$54,698,170	$60,267,844	$177,013		$115,143,027

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$426,058,437	$—		$426,058,437
Austria	—	50,769,975	0	§	50,769,975
Belgium	—	26,754,680	—		26,754,680
Canada	157,010,386	—	—		157,010,386
Denmark	—	30,556,064	—		30,556,064
Finland	—	79,909,853	—		79,909,853
France	—	594,417,667	—		594,417,667
Germany	—	575,380,780	—		575,380,780
Hong Kong	—	255,194,928	—		255,194,928
Ireland	—	11,680,251	—		11,680,251
Israel	50,748,212	74,109,585	—		124,857,797
Italy	—	131,457,802	—		131,457,802
Japan	—	1,794,971,832	—		1,794,971,832
Malta	—	—	665,279		665,279
Netherlands	26,899,731	204,983,548	—		231,883,279
New Zealand	—	31,377,575	—		31,377,575
Norway	—	130,899,256	—		130,899,256
Portugal	—	14,400,895	—		14,400,895
Singapore	—	48,034,166	—		48,034,166
Spain	—	153,808,294	—		153,808,294
Sweden	—	47,572,319	—		47,572,319
Switzerland	—	366,062,983	—		366,062,983
United Kingdom	23,524,275	967,095,451	—		990,619,726

TOTAL COMMON STOCKS	258,182,604	6,015,496,341	665,279		6,274,344,224

Description	Level 1	Level 2	Level 3	Total
International Equity Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Germany	$—	$47,466,537	$—	$47,466,537

TOTAL PREFERRED STOCKS	—	47,466,537	—	47,466,537

Mutual Funds
United States	37,765,969	—	—	37,765,969

TOTAL MUTUAL FUNDS	37,765,969	—	—	37,765,969

Short-Term Investments	7,071,952	—	—	7,071,952

Total Investments	303,020,525	6,062,962,878	665,279	6,366,648,682

Total	$303,020,525	$6,062,962,878	$665,279	$6,366,648,682

International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$23,058,319	$—	$23,058,319
Austria	—	4,118,687	—	4,118,687
Belgium	—	1,118,108	—	1,118,108
Canada	6,298,364	—	—	6,298,364
Denmark	—	2,309,133	—	2,309,133
Finland	—	5,238,948	—	5,238,948
France	—	43,310,062	—	43,310,062
Germany	—	34,570,715	—	34,570,715
Hong Kong	—	18,968,955	—	18,968,955
Ireland	—	515,218	—	515,218
Israel	6,790,146	3,924,265	—	10,714,411
Italy	—	5,088,085	—	5,088,085
Japan	—	112,936,715	—	112,936,715
Malta	—	—	665,869	665,869
Netherlands	1,435,475	14,764,345	—	16,199,820
New Zealand	—	2,153,582	—	2,153,582
Norway	—	8,293,718	—	8,293,718
Portugal	—	91,866	—	91,866
Singapore	—	1,518,587	—	1,518,587
Spain	—	9,699,175	—	9,699,175
Sweden	—	1,810,265	—	1,810,265
Switzerland	—	23,524,763	—	23,524,763
United Kingdom	—	70,424,182	—	70,424,182

TOTAL COMMON STOCKS	14,523,985	387,437,693	665,869	402,627,547

Preferred Stocks
Germany	—	3,920,628	—	3,920,628

TOTAL PREFERRED STOCKS	—	3,920,628	—	3,920,628

Mutual Funds
United States	30,454,724	—	—	30,454,724

TOTAL MUTUAL FUNDS	30,454,724	—	—	30,454,724

Short-Term Investments	191,774,501	—	—	191,774,501

Total Investments	236,753,210	391,358,321	665,869	628,777,400

Derivatives^
Futures Contracts
Equity Risk	$74,032	$—	$—	$74,032

Total	$236,827,242	$391,358,321	$665,869	$628,851,432

Description	Level 1	Level 2	Level 3	Total
Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$61,203,097	$—	$61,203,097
Germany	—	45,646,931	—	45,646,931
Netherlands	—	155,301,914	—	155,301,914
Switzerland	—	188,241,454	—	188,241,454
Taiwan	—	103,880,955	—	103,880,955
United Kingdom	—	490,146,634	—	490,146,634
United States	7,130,991,499	—	—	7,130,991,499

TOTAL COMMON STOCKS	7,130,991,499	1,044,420,985	—	8,175,412,484

Mutual Funds
United States	86,501,686	—	—	86,501,686

TOTAL MUTUAL FUNDS	86,501,686	—	—	86,501,686

Short-Term Investments	22,894,053	—	—	22,894,053

Total Investments	7,240,387,238	1,044,420,985	—	8,284,808,223

Total	$7,240,387,238	$1,044,420,985	$—	$8,284,808,223

Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$3,384,036	$—	$—	$3,384,036
Australia	—	3,640,702	—	3,640,702
Austria	—	1,879,993	—	1,879,993
Brazil	—	1,515,596	—	1,515,596
Canada	10,456,333	—	—	10,456,333
China	—	1,071,866	—	1,071,866
Colombia	959,648	—	—	959,648
Czech Republic	—	1,933,504	—	1,933,504
France	—	4,527,038	—	4,527,038
Germany	—	2,757,288	—	2,757,288
Greece	—	238,708	—	238,708
Hungary	—	1,238,629	—	1,238,629
India	—	1,547,198	—	1,547,198
Indonesia	—	84,173	—	84,173
Israel	—	3,202,693	—	3,202,693
Italy	—	2,781,401	—	2,781,401
Japan	—	5,993,516	—	5,993,516
Kazakhstan	—	66,042	—	66,042
Netherlands	—	1,535,537	—	1,535,537
Norway	—	14,987,666	—	14,987,666
Poland	—	3,187,746	—	3,187,746
Russia	—	23,969,414	—	23,969,414
Singapore	—	3,350,551	—	3,350,551
South Africa	—	3,397,591	—	3,397,591
South Korea	—	599,289	—	599,289
Spain	—	4,026,594	—	4,026,594
Sweden	—	664,530	—	664,530
Thailand	—	2,992,585	—	2,992,585
Turkey	—	762,574	—	762,574
Ukraine	—	2,149,241	—	2,149,241
United Arab Emirates	—	203,666	—	203,666
United Kingdom	—	52,624,955	—	52,624,955
United States	30,072,728	—	—	30,072,728

TOTAL COMMON STOCKS	44,872,745	146,930,286	—	191,803,031

Preferred Stocks
Brazil	—	5,643,065	—	5,643,065
Chile	8,988,912	858,401	—	9,847,313
Russia	—	3,581,053	—	3,581,053

TOTAL PREFERRED STOCKS	8,988,912	10,082,519	—	19,071,431

Description	Level 1	Level 2	Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$1,849,980	$—	$—		$1,849,980

TOTAL MUTUAL FUNDS	1,849,980	—	—		1,849,980

Short-Term Investments	366,424	—	—		366,424

Total Investments	56,078,061	157,012,805	—		213,090,866

Total	$56,078,061	$157,012,805	$—		$213,090,866

Risk Premium Fund
Asset Valuation Inputs
Short-Term Investments	$187,407,512	$—	$—		$187,407,512

Total Investments	187,407,512	—	—		187,407,512

Total	$187,407,512	$—	$—		$187,407,512

Liability Valuation Inputs
Derivatives^
Written Options
Equity Risk	$(429,000)	$(1,949,884)	$—		$(2,378,884)

Total	$(429,000)	$(1,949,884)	$—		$(2,378,884)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$6,915,842	$—		$6,915,842
Austria	—	801,885	0	§	801,885
Belgium	—	487,645	—		487,645
Brazil	—	394,918	—		394,918
Canada	2,157,319	—	—		2,157,319
China	103,492	2,795,325	—		2,898,817
Czech Republic	—	73,233	—		73,233
Denmark	—	857,713	—		857,713
Finland	—	1,706,139	—		1,706,139
France	—	10,140,332	0	§	10,140,332
Germany	—	11,755,238	—		11,755,238
Hong Kong	—	3,146,091	—		3,146,091
Hungary	—	121,706	—		121,706
India	199,824	381,732	—		581,556
Ireland	—	301,190	—		301,190
Israel	329,320	1,163,788	—		1,493,108
Italy	—	3,316,013	—		3,316,013
Japan	—	24,352,778	—		24,352,778
Malta	—	—	71,506		71,506
Mexico	362,494	—	—		362,494
Netherlands	—	3,582,570	—		3,582,570
New Zealand	—	628,415	—		628,415
Norway	—	1,780,146	—		1,780,146
Peru	47,007	—	—		47,007
Poland	—	157,247	—		157,247
Portugal	—	298,904	—		298,904
Russia	—	563,942	—		563,942
Singapore	—	1,463,979	—		1,463,979
South Africa	—	1,048,058	—		1,048,058
South Korea	—	1,651,751	—		1,651,751
Spain	—	1,793,020	—		1,793,020
Sweden	—	992,666	—		992,666
Switzerland	—	6,232,473	—		6,232,473
Taiwan	564,110	1,167,858	—		1,731,968
Thailand	—	194,555	—		194,555
Turkey	—	291,981	—		291,981
United Kingdom	—	18,938,758	—		18,938,758

TOTAL COMMON STOCKS	3,763,566	109,497,891	71,506		113,332,963

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$—	$686,934	$—	$686,934
Germany	—	680,596	—	680,596
Russia	—	76,430	—	76,430
South Korea	—	328,389	—	328,389

TOTAL PREFERRED STOCKS	—	1,772,349	—	1,772,349

Mutual Funds
United States	1,908,490	—	—	1,908,490

TOTAL MUTUAL FUNDS	1,908,490	—	—	1,908,490

Short-Term Investments	183,996	—	—	183,996

Total Investments	5,856,052	111,270,240	71,506	117,197,798

Total	$5,856,052	$111,270,240	$71,506	$117,197,798

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(30,125)	$—	$—	$(30,125)

Total	$(30,125)	$—	$—	$(30,125)

U.S. Equity Allocation Fund
Asset Valuation Inputs
Common Stocks	$1,925,602,721	$—	$—	$1,925,602,721
Mutual Funds	23,515,313	—	—	23,515,313
Short-Term Investments	3,441,525	—	—	3,441,525

Total Investments	1,952,559,559	—	—	1,952,559,559

Total	$1,952,559,559	$—	$—	$1,952,559,559

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.
§	Represents the interest in securities that were determined to have a value of zero at November 30, 2016.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†	Transfer out of Level 3†	Balances as of November 30, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2016
Developed World Stock Fund
Common Stocks
South Africa	$3	$—	$—	$—	$—	$—	$—	$—	$3	$—
Taiwan	99,286	49,962	(18,688)	—	(5,499)	51,949	—	—	177,010	47,723

Total	$99,289	$49,962	$(18,688)	$—	$(5,499)	$51,949	$—	$—	$177,013	$47,723

International Equity Fund
Common Stocks
Malta	$0	$—	$—	$—	$—	$665,279	$—	$—	$665,279	$665,279

Total	$0	$—	$—	$—	$—	$665,279	$—	$—	$665,279	$665,279

International Large/Mid Cap Equity Fund
Common Stocks
Malta	$0	$—	$—	$—	$—	$665,869	$—	$—	$665,869	$665,869

Total	$0	$—	$—	$—	$—	$665,869	$—	$—	$665,869	$665,869

Tax-Managed International Equities Fund
Common Stocks
Malta	$0	$—	$—	$—	$—	$71,506	$—	$—	$71,506	$71,506

Total	$0	$—	$—	$—	$—	$71,506	$—	$—	$71,506	$71,506

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Fund’s net assets) as of November 30, 2016 were as follows:

Fund Name	Level 3 securities and derivatives
Developed World Stock Fund	< 1%
International Equity Fund	< 1%
International Large/Mid Cap Equity Fund	< 1%
Quality Fund	—
Resources Fund	—
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Equity Allocation Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Commodities Risk					X
Counterparty Risk	X	X	X	X	X	X	X	X
Credit Risk						X
Currency Risk	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X
Fund of Funds Risk	X
Illiquidity Risk	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X		X	X
Management and Operational Risk	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments						X
Merger Arbitrage Risk					X
Non-Diversified Funds	X			X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X
Small Company Risk	X	X		X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds, particularly Risk Premium Fund, are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may have long setup times and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector may also be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition and cartels, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resources companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or decline in demand for natural resources.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Because a Fund bears the fees and expenses of an Underlying Fund in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future developments in tax legislation and regulation.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London

Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when those markets rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects to be paid for them upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in a merger arbitrage transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market prices of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, as the losses in failed transactions often far exceed the gains in successful transactions. A merger arbitrage transaction can fail for many reasons, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical. When merger activity is low, GMO may be unable to identify enough opportunities to provide sufficient diversification.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage transaction may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund that sells securities short that GMO expects it to receive upon consummation of a transaction but it does not actually receive (and thus has an unintended “naked” short position) may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Developed World Stock Fund
•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation
Forward currency contracts
Manage against anticipated currency rate changes	X
Futures contracts
Adjust exposure to certain securities markets	X	X	X			X	X
Maintain the diversity and liquidity of the portfolio	X	X	X			X	X
Options (Written)
Substitute for direct equity investment					X
Swap contracts
Substitute for direct investments in securities	X						X
Rights and/or Warrants
Received as a result of corporate actions	X	X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2016, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of period	—	4,274	$6,771,097	—	—	$—
Options written	—	40,076	41,950,798	—	—	—
Options bought back	—	(11,468)	(12,318,428)	—	—	—
Options expired	—	(24,099)	(28,993,403)	—	—	—
Options exercised	—	(4,525)	(3,934,930)	—	—	—

Outstanding, end of period	—	4,258	$3,475,134	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2016:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Developed World Stock Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts	$—	$7,193	$—	$—	$—	$7,193

Total	$—	$7,193	$—	$—	$—	$7,193

International Large/Mid Cap Equity Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts	$—	$74,032	$—	$—	$—	$74,032

Total	$—	$74,032	$—	$—	$—	$74,032

Risk Premium Fund
Liability Derivatives
Written Options, at value	$—	$(2,378,884)	$—	$—	$—	$(2,378,884)

Total	$—	$(2,378,884)	$—	$—	$—	$(2,378,884)

Tax-Managed International Equities Fund
Liability Derivatives
Unrealized Depreciation on Futures Contracts	$—	$(30,125)	$—	$—	$—	$(30,125)

Total	$—	$(30,125)	$—	$—	$—	$(30,125)

Subsequent events

Subsequent to November 30, 2016 GMO International Large/Mid Cap Equity Fund received redemption requests in the amount of $247,502,608.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 86.5%

	Brazil — 1.1%
396	Banco Bradesco SA	3,403
12,700	CCR SA	55,114
1,500	Equatorial Energia SA	23,255
5,100	Kroton Educacional SA	21,745
1,955	Localiza Rent a Car SA	20,004
5,000	LPS Brasil Consultoria de Imoveis SA *	5,704
2,000	Multiplus SA	20,628
1,025	Raia Drogasil SA	19,522
8,900	Tim Participacoes SA	21,826
7,000	Tim Participacoes SA ADR	85,120

	Total Brazil	276,321

	Chile — 0.1%
3,500	Enersis Americas SA Sponsored ADR	27,965
344,016	Itau CorpBanca	2,782

	Total Chile	30,747

	China — 17.8%
513,002	Agricultural Bank of China Ltd – Class H	214,525
5,600	AIA Group Ltd	34,099
3,685	Alibaba Group Holding Ltd Sponsored ADR *	346,464
10,500	Anhui Conch Cement Co Ltd – Class H	30,317
200	Baidu Inc Sponsored ADR *	33,390
507,500	Bank of China Ltd – Class H	230,445
125,000	Belle International Holdings Ltd	72,072
113,000	China Cinda Asset Management Co Ltd – Class H	40,766
569,160	China Communications Services Corp Ltd – Class H	334,701
819,320	China Construction Bank Corp – Class H	610,851
6,000	China Life Insurance Co Ltd – Class H	17,424
300	China Lodging Group Ltd Sponsored ADR	15,714
1,000	China Machinery Engineering Corp – Class H	653
58,310	China Mobile Ltd	636,802
1,300	China Mobile Ltd Sponsored ADR	71,097
11,200	China Overseas Property Holdings Ltd	2,087
30,000	China Telecom Corp Ltd – Class H	14,549
123,000	Country Garden Holdings Co Ltd	68,743
170,000	Geely Automobile Holdings Ltd	175,373
3,500	Hengan International Group Co Ltd	27,567
201,500	Industrial & Commercial Bank of China Ltd – Class H	123,133
1,500	New Oriental Education & Technology Group Inc Sponsored ADR *	75,255
1,400	People’s Insurance Co Group of China Ltd – Class H	589
108,000	PICC Property & Casualty Co Ltd – Class H	180,630
8,681	Ping An Insurance Group Co of China Ltd – Class H	47,914
8,400	Qingdao Haier Co Ltd – Class A	13,024
700	Qinqin Foodstuffs Group Cayman Co Ltd *	223

Shares	Description	Value ($)
	China — continued
4,200	SAIC Motor Corp Ltd – Class A	15,313
14,000	Shanghai Industrial Holdings Ltd	39,405
1,000	Shenzhou International Group Holdings Ltd	6,136
15,200	Sinopharm Group Co Ltd Class H	70,865
22,000	Sunac China Holdings Ltd	16,685
500	TAL Education Group ADR *	38,265
17,378	Tencent Holdings Ltd	432,728
14,000	Tong Ren Tang Technologies Co Ltd – Class H	26,670
2,000	Tsingtao Brewery Co Ltd – Class H	7,862
170,000	Want Want China Holdings Ltd	108,669
2,000	Weibo Corp Sponsored ADR *	102,620
25,000	WH Group Ltd	20,809
4,750	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	855
38,000	Xinyi Glass Holdings Ltd *	28,288
165,000	Yangzijiang Shipbuilding Holdings Ltd	94,005
12,000	Zhejiang Expressway Co Ltd – Class H	12,814

	Total China	4,440,396

	Czech Republic — 0.6%
1,186	CEZ AS	19,276
282	Philip Morris CR AS	139,589

	Total Czech Republic	158,865

	Egypt — 0.1%
4,601	Alexandria Mineral Oils Co	15,614
23,615	Telecom Egypt Co	13,077

	Total Egypt	28,691

	Greece — 0.8%
46,588	Alpha Bank AE *	93,376
46,032	Eurobank Ergasias SA *	34,355
157,572	National Bank of Greece SA *	36,659
159,022	Piraeus Bank SA *	33,390

	Total Greece	197,780

	India — 9.7%
413	Aditya Birla Nuvo Ltd	7,581
16,837	Asian Paints Ltd	237,763
4,547	Aurobindo Pharma Ltd	49,240
4,230	Berger Paints India Ltd	14,064
1,127	Bharat Financial Inclusion Ltd *	12,156
1,495	CCL Products India Ltd	5,585
3,451	Fortis Healthcare Ltd *	8,938
39,495	HDFC Bank Ltd (a)	788,672
8,767	Hero MotoCorp Ltd	404,487
452	Indraprastha Gas Ltd	5,472
2,605	IndusInd Bank Ltd	41,123
11,900	Infosys Ltd Sponsored ADR	172,312
8,362	Kajaria Ceramics Ltd	65,282
3,715	LIC Housing Finance Ltd	30,744

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	India — continued
599	Max Financial Services Ltd	4,694
1,985	Mphasis Ltd	15,209
4,612	Muthoot Finance Ltd	20,336
2,485	Sun TV Network Ltd	17,095
764	Tata Consultancy Services Ltd	25,368
5,535	UltraTech Cement Ltd	292,393
11,763	Yes Bank Ltd	201,783

	Total India	2,420,297

	Indonesia — 0.6%
13,700	Bank Central Asia Tbk PT	14,438
194,816	Bank Danamon Indonesia Tbk PT	46,707
8,600	Bank Mandiri Persero Tbk PT	6,668
1,900	Gudang Garam Tbk PT	9,105
114,000	Indosat Tbk PT *	53,804
54,253	Telekomunikasi Indonesia Persero Tbk PT	15,233

	Total Indonesia	145,955

	Malaysia — 0.2%
4,922	Hong Leong Bank Berhad	14,629
18,723	Media Prima Berhad	4,562
5,400	Public Bank Berhad	23,669

	Total Malaysia	42,860

	Mexico — 1.4%
38,376	Cemex SAB de CV CPO *	29,841
35,464	Cemex SAB de CV Sponsored ADR *	276,974
3,600	Grupo Financiero Banorte SAB de CV – Class O	17,264
6,105	Wal-Mart de Mexico SAB de CV	11,224

	Total Mexico	335,303

	Philippines — 0.4%
6,840	BDO Unibank Inc	15,372
445	GT Capital Holdings Inc	10,391
19,100	Manila Water Co Inc	11,445
40,200	Megaworld Corp	2,973
16,500	Puregold Price Club Inc	12,938
12,840	Robinsons Retail Holdings Inc	18,673
3,120	San Miguel Corp	5,259
8,600	Semirara Mining & Power Corp	22,647
9,350	SM Prime Holdings Inc	4,976

	Total Philippines	104,674

	Poland — 0.0%
1,010	Powszechny Zaklad Ubezpieczen SA	7,099

	Qatar — 0.1%
4,668	Qatar Gas Transport Co Ltd Nakilat	29,575

	Russia — 10.2%
44,716	Gazprom Neft PAO	138,837
6,614	Gazprom Neft PAO Sponsored ADR	103,685

Shares	Description	Value ($)
	Russia — continued
4,168	Lenta Ltd 144A GDR *	32,302
4,933	Lukoil PJSC Sponsored ADR	242,176
282	Mail.Ru Group Ltd GDR (Registered Shares) *	5,077
2,201	MegaFon PJSC GDR (Registered Shares)	19,231
77,633	Mobile TeleSystems PJSC Sponsored ADR	607,866
36,039	Moscow Exchange MICEX-RTS OAO	66,143
6,709	Rosneft PJSC GDR (Registered)	35,398
38,441	Sberbank of Russia PJSC Sponsored ADR	383,923
1,448	Sistema PJSC FC Sponsored GDR (Registered Shares)	11,959
58,435	Surgutneftegas Sponsored ADR	266,266
15,984	Tatneft PAO Sponsored ADR	583,585
1,800	VimpelCom Ltd Sponsored ADR	6,048
1,901	Yandex NV – Class A *	36,138

	Total Russia	2,538,634

	South Africa — 0.4%
158,017	African Bank Investments Ltd * (b)	11
1,951	Bidvest Group Ltd (The)	22,537
343	Capitec Bank Holdings Ltd	15,799
15,933	FirstRand Ltd	56,984
68	MTN Group Ltd	545
2,457	Truworths International Ltd	12,227

	Total South Africa	108,103

	South Korea — 14.0%
14	Amorepacific Corp	3,928
4,048	BNK Financial Group Inc	31,024
16	CJ O Shopping Co Ltd	2,256
5,389	DGB Financial Group Inc	44,091
1,015	Dongbu Insurance Co Ltd	63,285
18	GS Home Shopping Inc	2,643
6,363	Hana Financial Group Inc	175,175
415	Hankook Tire Co Ltd	19,214
313	Hyundai Marine & Fire Insurance Co Ltd	9,746
2,914	Hyundai Mobis Co Ltd	620,443
1,128	Hyundai Motor Co	128,137
66	Hyundai Wia Corp	3,883
6,707	Industrial Bank of Korea	74,861
2,421	KB Financial Group Inc	87,055
325	KB Insurance Co Ltd	7,908
7,214	Kia Motors Corp	230,471
855	KT&G Corp	76,872
3,403	Kwangju Bank	30,016
387	LG Chem Ltd	74,815
89	Lotte Chemical Corp	24,457
748	Samsung Electronics Co Ltd	1,113,156
196	Samsung Electronics Co Ltd GDR	143,056
2,114	Shinhan Financial Group Co Ltd	79,663
4,529	SK Hynix Inc	165,651
27,773	Woori Bank	284,633

	Total South Korea	3,496,439

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — 22.1%
10,000	Advanced Semiconductor Engineering Inc	10,720
4,200	Advanced Semiconductor Engineering Inc ADR	22,554
5,894	Advantech Co Ltd	47,432
59,000	Asustek Computer Inc	487,205
47,000	Catcher Technology Co Ltd	340,445
169,500	Cathay Financial Holding Co Ltd	248,343
23,000	Cheng Shin Rubber Industry Co Ltd	43,191
117,748	Chunghwa Telecom Co Ltd	396,662
200	Chunghwa Telecom Co Ltd Sponsored ADR	6,670
828,577	Compal Electronics Inc	471,396
330,480	CTBC Financial Holding Co Ltd	181,046
9,210	Delta Electronics Inc	46,056
97,463	E.Sun Financial Holding Co Ltd	56,524
28,914	Far EasTone Telecommunications Co Ltd	66,880
42,845	First Financial Holding Co Ltd	22,557
19,000	Formosa Chemicals & Fibre Corp	59,544
8,000	Formosa Petrochemical Corp	26,939
24,000	Formosa Plastics Corp	68,297
31,762	Foxconn Technology Co Ltd	83,052
238,811	Fubon Financial Holding Co Ltd	369,213
268,975	Hon Hai Precision Industry Co Ltd	690,934
938	Largan Precision Co Ltd	108,158
92,366	Lite-On Technology Corp	145,595
31,176	MediaTek Inc	215,864
99,000	Mega Financial Holding Co Ltd	70,556
12,000	Nan Ya Plastics Corp	25,230
34,000	Pegatron Corp	80,810
37,000	Pou Chen Corp	46,225
466	President Chain Store Corp	3,499
830,200	ProMOS Technologies Inc * (b) (c)	—
104,715	Quanta Computer Inc	194,543
1,629	Siliconware Precision Industries Co Ltd	2,466
260,437	Taishin Financial Holding Co Ltd	95,491
18,401	Taiwan Mobile Co Ltd	61,952
43,000	Taiwan Semiconductor Manufacturing Co Ltd	247,268
13,200	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	391,908
33,000	Uni-President Enterprises Corp	56,305
1,000	Wowprime Corp	4,329
22,577	Yuanta Financial Holding Co Ltd	8,175

	Total Taiwan	5,504,034

	Thailand — 1.4%
600	Airports of Thailand Pcl (Foreign Registered)	6,760
105,900	Bangkok Dusit Medical Services Pcl (Foreign Registered)	69,140
250,860	Chularat Hospital Pcl (Foreign Registered)	20,376
7,500	CP ALL Pcl (Foreign Registered)	12,669
15,000	Intouch Holdings Pcl (Foreign Registered) (a)	20,993
2,300	Kasikornbank Pcl NVDR	10,906
25,700	PTT Global Chemical Pcl (Foreign Registered)	45,175
117,433	Quality Houses Pcl (Foreign Registered)	8,349

Shares	Description	Value ($)
	Thailand — continued
26,180	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	36,633
312,533	Sansiri Pcl (Foreign Registered)	14,264
4,700	Siam Cement Pcl (The) (Foreign Registered)	62,693
12,000	Tisco Financial Group Pcl (Foreign Registered) (a)	18,154
74,400	TTW Pcl (Foreign Registered)	22,509

	Total Thailand	348,621

	Turkey — 4.9%
33,359	Akbank TAS	73,090
576	Arcelik AS	3,354
90,075	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	75,635
58,440	Eregli Demir ve Celik Fabrikalari TAS	79,981
20,443	Haci Omer Sabanci Holding AS	52,022
2,353	Koza Altin Isletmeleri AS *	10,694
34,892	Turk Telekomunikasyon AS	56,041
1,100	Turk Traktor ve Ziraat Makineleri AS	23,357
52,133	Turkcell Iletisim Hizmetleri AS *	136,936
2,300	Turkcell Iletisim Hizmetleri AS ADR *	15,180
125,467	Turkiye Garanti Bankasi AS	265,337
81,529	Turkiye Halk Bankasi AS	207,971
58,704	Turkiye Is Bankasi – Class C	82,200
69,402	Turkiye Vakiflar Bankasi TAO – Class D	83,979
60,291	Yapi ve Kredi Bankasi AS *	54,580

	Total Turkey	1,220,357

	United Arab Emirates — 0.1%
3,232	First Gulf Bank PJSC	10,233

	United Kingdom — 0.4%
920	British American Tobacco Plc	50,361
1,462	Unilever Plc	58,160

	Total United Kingdom	108,521

	Vietnam — 0.1%
5,270	Vietnam Dairy Products JSC	32,141

	TOTAL COMMON STOCKS (COST $22,520,489)	21,585,646

	PREFERRED STOCKS — 5.4%

	Brazil — 1.5%
181	Banco Bradesco SA	1,588
28,300	Banco do Estado do Rio Grande do Sul SA – Class B	94,091
25,745	Companhia Energetica de Minas Gerais Sponsored ADR	57,926
2,860	Itau Unibanco Holding SA	29,873
2,860	Itau Unibanco Holding SA Sponsored ADR	29,573
64,811	Itausa-Investimentos Itau SA	164,686

	Total Brazil	377,737

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†		Description	Value ($)
		Russia — 1.6%
	20,622	Sberbank of Russia PJSC	37,135
	510,141	Surgutneftegas OJSC	248,312
	39	Transneft	107,366

		Total Russia	392,813

		South Korea — 2.3%
	2,345	Hyundai Motor Co	199,160
	323	Samsung Electronics Co Ltd (Non-Voting)	373,425
	7	Samsung Electronics Co Ltd GDR (Registered Shares)	4,014

		Total South Korea	576,599

		TOTAL PREFERRED STOCKS (COST $1,468,846)	1,347,149

		INVESTMENT FUNDS — 6.8%

		Thailand — 0.6%
	201,000	BTS Rail Mass Transit Growth Infrastructure Fund	65,896
	208,400	Digital Telecommunications Infrastructure Fund (Foreign Registered)	82,904

		Total Thailand	148,800

		United States — 6.2%
	43,852	iShares MSCI Emerging Markets ETF	1,556,746

		TOTAL INVESTMENT FUNDS (COST $1,761,217)	1,705,546

		RIGHTS/WARRANTS — 0.0%

		Thailand — 0.0%
	78,133	Sansiri PCL Warrants, Expires 11/24/17 *	219

		TOTAL RIGHTS/WARRANTS (COST $0)	219

		MUTUAL FUND — 0.3%

		United States — 0.3%
		Affiliated Issuers — 0.3%
	2,641	GMO U.S. Treasury Fund	66,039

		TOTAL MUTUAL FUNDS (COST $66,039)	66,039

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
	48,924	BNP Paribas (Paris) Time Deposit, 0.15%, due 12/01/16	48,924
SGD	145	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/16	101
ZAR	17,447	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.75%, due 12/01/16	1,239

Par Value†	Description	Value ($)
	Time Deposits — continued
49,642	ING Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	49,642
49,642	Standard Chartered Bank (London) Time Deposit, 0.15%, due 12/01/16	49,642
49,642	Sumitomo (Tokyo) Time Deposit, 0.15%, due 12/01/16	49,642

	Total Time Deposits	199,190

	TOTAL SHORT-TERM INVESTMENTS (COST $199,190)	199,190

	TOTAL INVESTMENTS — 99.8% (Cost $26,015,781)	24,903,789
	Other Assets and Liabilities (net) — 0.2%	52,969

	TOTAL NET ASSETS — 100.0%	$24,956,758

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/17/2017	BOA	USD	500,000	MXN	9,569,750	$(37,577)

						$(37,577)

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(c)	Bankrupt issuer.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Counterparty Abbreviations:

BOA - Bank of America, N.A.

Currency Abbreviations:

MXN - Mexican Peso

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 78.7%

	Brazil — 1.8%
5,332,821	LPS Brasil Consultoria de Imoveis SA *	6,083,339
178,500	Ouro Fino Saude Animal Participacoes SA	1,504,494
989,900	Raia Drogasil SA	18,853,606
4,632,000	Rumo Logistica Operadora Multimodal SA *	8,692,484

	Total Brazil	35,133,923

	China — 17.1%
5,213,600	AIA Group Ltd	31,746,068
267,300	Alibaba Group Holding Ltd Sponsored ADR *	25,131,546
155,200	Baidu Inc Sponsored ADR *	25,910,640
5,885,000	China Life Insurance Co Ltd – Class H	17,090,019
244,342	China Lodging Group Ltd Sponsored ADR	12,798,634
2,368,543	China Mobile Ltd	25,866,794
8,327,500	Ping An Insurance Group Co of China Ltd – Class H	45,963,012
4,765,000	Qingdao Haier Co Ltd – Class A	7,387,873
4,416,758	SAIC Motor Corp Ltd – Class A	16,103,421
515,931	TAL Education Group ADR *	39,484,199
1,834,700	Tencent Holdings Ltd	45,685,667
7,183,440	Tong Ren Tang Technologies Co Ltd – Class H	13,684,264
1,824,000	Tsingtao Brewery Co Ltd – Class H	7,170,021
21,738,500	WH Group Ltd	18,093,901

	Total China	332,116,059

	India — 19.7%
397,658	Aditya Birla Nuvo Ltd	7,299,153
678,823	Amara Raja Batteries Ltd	9,304,443
2,801,691	Asian Paints Ltd	39,563,908
4,787,956	Berger Paints India Ltd	15,919,492
1,086,385	Bharat Financial Inclusion Ltd *	11,718,023
854,304	CCL Products India Ltd	3,191,265
1,178,365	CMI Ltd (a)	2,467,105
786,126	Equitas Holdings Ltd * (b)	1,827,300
3,568,347	Fortis Healthcare Ltd *	9,241,481
2,610,671	Gateway Distriparks Ltd	9,009,843
2,110,969	Gayatri Projects Ltd (a)	19,774,317
1,306,395	HDFC Bank Ltd (b)	26,087,270
231,757	Hero MotoCorp Ltd	10,692,687
2,004,200	ICICI Prudential Life Insurance Co Ltd	9,047,586
6,619,508	Indian Oil Corp Ltd	29,572,624
561,052	Indraprastha Gas Ltd	6,791,865
2,418,731	IndusInd Bank Ltd	38,182,931
3,747,535	LIC Housing Finance Ltd	31,013,318
573,740	Max Financial Services Ltd	4,496,555
4,449,311	Muthoot Finance Ltd	19,618,292
1,927,104	Narayana Hrudayalaya Ltd *	9,645,877
1,970,710	Petronet LNG Ltd	11,161,327

Shares	Description	Value ($)
	India — continued
1,607,271	Sangam India Ltd	6,119,708
1,986,402	State Bank of India	7,463,470
2,381,426	Sun TV Network Ltd	16,382,897
509,374	Supreme Industries Ltd	6,664,968
3,491,026	Techno Electric & Engineering Co Ltd	15,550,355
870,706	Ujjivan Financial Services Ltd (b)	4,685,179

	Total India	382,493,239

	Indonesia — 2.5%
12,718,600	Bank Central Asia Tbk PT	13,403,991
7,946,800	Bank Mandiri Persero Tbk PT	6,161,650
1,792,300	Gudang Garam Tbk PT	8,589,050
57,133,700	Malindo Feedmill Tbk PT *	5,526,348
50,272,500	Telekomunikasi Indonesia Persero Tbk PT	14,115,630

	Total Indonesia	47,796,669

	Malaysia — 0.1%
11,268,277	Media Prima Berhad	2,745,743

	Mexico — 4.1%
65,717,204	Cemex SAB de CV CPO *	51,102,025
3,602,100	Grupo Financiero Banorte SAB de CV – Class O	17,273,484
6,112,700	Wal-Mart de Mexico SAB de CV	11,238,503

	Total Mexico	79,614,012

	Philippines — 6.4%
6,643,330	BDO Unibank Inc	14,929,657
5,174,490	Cebu Air Inc	10,569,379
21,104,800	Century Pacific Food Inc	7,245,890
7,304,434	Concepcion Industrial Corp	8,503,485
458,079	GT Capital Holdings Inc	10,696,897
41,553,800	Megaworld Corp	3,073,394
3,105,480	Philippine Seven Corp	8,690,591
12,478,300	Puregold Price Club Inc	9,784,286
10,546,070	Robinsons Retail Holdings Inc	15,337,197
11,101,672	Semirara Mining & Power Corp	29,234,977
9,688,800	SM Prime Holdings Inc	5,156,770

	Total Philippines	123,222,523

	Qatar — 1.3%
4,142,346	Qatar Gas Transport Co Ltd Nakilat	26,244,104

	Russia — 3.4%
5,869,221	Sberbank of Russia PJSC Sponsored ADR	58,617,812
871,779	Sollers PJSC *	6,977,268

	Total Russia	65,595,080

	South Africa — 0.8%
342,650	Capitec Bank Holdings Ltd	15,782,841

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	South Korea — 0.9%
13,198	Amorepacific Corp	3,702,959
149,655	KT&G Corp	13,455,362

	Total South Korea	17,158,321

	Taiwan — 4.9%
5,746,000	Cathay Financial Holding Co Ltd	8,418,757
64,302,267	E.Sun Financial Holding Co Ltd	37,292,611
31,388,946	Fubon Financial Holding Co Ltd	48,528,763

	Total Taiwan	94,240,131

	Thailand — 6.2%
530,800	Airports of Thailand Pcl (Foreign Registered)	5,980,510
29,609,750	Bangkok Dusit Medical Services Pcl (Foreign Registered)	19,331,547
162,030,840	Chularat Hospital Pcl (Foreign Registered)	13,161,012
7,832,800	CP ALL Pcl (Foreign Registered)	13,230,758
7,582,900	CPN Retail Growth Leasehold Property Fund	4,229,654
12,541,128	Hemraj Leasehold REIT (Foreign Registered) *	3,550,089
15,353,500	Intouch Holdings Pcl (Foreign Registered) (b)	21,487,811
12,791,700	Major Cineplex Group Pcl (Foreign Registered) (b)	11,198,027
126,138,100	Quality Houses Pcl (Foreign Registered)	8,968,449
6,364,300	Tisco Financial Group Pcl (Foreign Registered) (b)	9,627,893
35,572,100	WHA Corp Pcl (Foreign Registered) *	2,990,970
20,730,409	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust (Foreign Registered)	5,868,275

	Total Thailand	119,624,995

	Turkey — 0.9%
514,070	Turk Traktor ve Ziraat Makineleri AS	10,915,490
2,690,299	Turkiye Garanti Bankasi AS	5,689,426

	Total Turkey	16,604,916

	United Arab Emirates — 0.5%
3,122,748	First Gulf Bank PJSC	9,887,371

	United Kingdom — 5.7%
919,390	British American Tobacco Plc	50,327,618
1,528,658	Unilever Plc	60,811,757

	Total United Kingdom	111,139,375

	United States — 0.6%
174,100	Colgate-Palmolive Co.	11,356,543

Shares	Description	Value ($)
	Vietnam — 1.8%
3,095,955	Bank for Foreign Trade of Vietnam JSC	4,800,898
590,927	Phu Nhuan Jewelry JSC	1,797,537
4,159,711	Vietnam Dairy Products JSC	25,369,629
1,225,908	Vingroup JSC *	2,274,900

	Total Vietnam	34,242,964

	TOTAL COMMON STOCKS (COST $1,533,693,131)	1,524,998,809

	PREFERRED STOCKS — 1.6%

	Brazil — 1.6%
2,921,600	Itau Unibanco Holding SA	30,516,811

	TOTAL PREFERRED STOCKS (COST $24,835,643)	30,516,811

	INVESTMENT FUNDS — 11.4%

	Brazil — 1.2%
708,800	iShares MSCI Brazil Capped ETF	23,737,712

	China — 2.4%
1,203,200	iShares China Large-Cap ETF	45,228,288

	Mexico — 0.4%
175,100	iShares MSCI Mexico Capped ETF	7,725,412

	Taiwan — 3.4%
2,154,500	iShares MSCI Taiwan ETF	66,229,330

	Thailand — 4.0%
101,742,992	Digital Telecommunication Infrastructure Fund	40,474,375
62,326,700	Jasmine Broadband Internet Infrastructure Fund	20,267,075
51,564,800	TICON Industrial Growth Leasehold Property Fund (a)	16,764,009

	Total Thailand	77,505,459

	TOTAL INVESTMENT FUNDS (COST $212,163,077)	220,426,201

	RIGHTS/WARRANTS — 0.4%

	China — 0.4%
767,900	Jiangsu Yanghe Brewery Joint Stock Co Ltd Warrants, Expires 05/14/18	7,860,745

	TOTAL RIGHTS/WARRANTS (COST $7,979,008)	7,860,745

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†		Description	Value ($)
		MUTUAL FUND — 0.0%

		United States — 0.0%
		Affiliated Issuers — 0.0%
	11,417	GMO U.S. Treasury Fund	285,530

		TOTAL MUTUAL FUNDS (COST $285,421)	285,530

		FULLY FUNDED TOTAL RETURN SWAPS — 2.3%

		China — 2.3%
	1,392,300	Total Return on Hangzhou Robam Appliances, Expires 7/14/2017, (OTC) (CP-GS)	7,798,860
	318,085	Total Return on Jiangsu Yanghe Brewery, Expires 7/12/2017, (OTC) (CP-GS)	3,256,153
	2,812,300	Total Return on Wuliangye Yibin Co Ltd, Expires 4/5/2017, (OTC) (CP-GS)	14,665,335
	1,847,700	Total Return on Zhejiang Supor Cookware Co, Expires 7/19/2017, (OTC) (CP-GS)	9,771,942
	326,083	Total Return on Zhejiang Supor Cookware Co, Expires 10/19/2017, (OTC) (CP-GS)	1,724,557
	89,033	Total Return on Zhejiang Supor Cookware Co, Expires 10/19/2017, (OTC) (CP-GS)	470,869
	70,304	Total Return on Zhejiang Supor Cookware Co, Expires 11/14/2017, (OTC) (CP-GS)	371,817
	65,409	Total Return on Zhejiang Supor Cookware Co, Expires 11/14/2017, (OTC) (CP-GS)	346,372
	250,287	Total Return on Zhejiang Supor Cookware Co, Expires 11/14/2017, (OTC) (CP-GS)	1,325,391
	298,706	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	1,581,793
	146,581	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	776,217
	294,769	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	1,560,945

		Total China	43,650,251

		TOTAL FULLY FUNDED TOTAL RETURN SWAPS (COST $43,440,135)	43,650,251

		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposit — 0.0%
ZAR	698	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.75%, due 12/01/16	50

		Total Time Deposits	50

		U.S. Government — 0.9%
	5,500,000	U.S. Treasury Bill, 0.31%, due 01/12/17 (c) (d)	5,497,981
	5,000,000	U.S. Treasury Bill, 0.46%, due 02/23/17 (c) (d)	4,994,620

Par Value†	Description	Value ($)
	U.S. Government — continued
6,500,000	U.S. Treasury Bill, 0.53%, due 04/13/17 (c) (d)	6,487,468

	Total U.S. Government	16,980,069

	TOTAL SHORT-TERM INVESTMENTS (COST $16,981,938)	16,980,119

	TOTAL INVESTMENTS — 95.3% (Cost $1,839,378,353)	1,844,718,466
	Other Assets and Liabilities (net) — 4.7%	91,895,449

	TOTAL NET ASSETS — 100.0%	$1,936,613,915

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/30/2017	BCLY	GBP	68,332,500	USD	90,520,969	$4,578,408
04/12/2017	MSCI	PHP	2,071,369,000	USD	41,769,893	801,991
06/30/2017	BCLY	USD	90,790,236	GBP	68,332,500	(4,847,675)

						$532,724

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
4,141	Mini MSCI Emerging Markets	December 2016	$178,684,150	$(11,338,294)

Sales
14,005	SGX CNX Nifty Index 50	December 2016	$230,518,213	$(5,935,967)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
10,499,854	USD	11/3/2017	JPM	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	1 Month LIBOR minus 0.10%	$831,098
10,311,730	USD	11/3/2017	JPM	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	1 Month LIBOR minus 0.10%	783,236
9,839,423	USD	11/21/2017	GS	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	3 Month LIBOR minus 0.05%	61,650
8,724,047	USD	11/21/2017	GS	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	3 Month LIBOR minus 0.05%	(114,721)

						$1,561,263

				Premiums to (Pay) Receive		$—

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CP - Counterparty

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

JSC - Joint-Stock Company

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Affiliated company.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

GBP - British Pound

PHP - Philippine Peso

USD - United States Dollar

ZAR - South African Rand

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 93.0%

	Brazil — 2.6%
3,999,573	AES Tiete Energia SA	17,373,904
1,318,176	BTG Pactual Group	5,952,770
1,392,400	Cia Hering	6,907,257
838,500	Direcional Engenharia SA	1,149,669
2,245,223	EDP-Energias do Brasil SA	9,401,497
1,833,800	Engie Brasil Energia SA	19,405,439
1,459,100	Equatorial Energia SA	22,620,522
513,571	Grendene SA	2,648,592
1,197,700	LPS Brasil Consultoria de Imoveis SA *	1,366,259
743,300	Multiplus SA	7,666,398
21,600	Ouro Fino Saude Animal Participacoes SA	182,056
196,300	Raia Drogasil SA	3,738,724
1,055,300	Rumo Logistica Operadora Multimodal SA *	1,980,392
2,787,951	Transmissora Alianca de Energia Eletrica SA	15,284,176
910,000	Via Varejo SA	2,589,061

	Total Brazil	118,266,716

	Chile — 0.3%
723,338	Endesa Americas SA	312,986
3,924,737	Enel Chile SA	369,380
22,897,198	Enersis Americas SA	3,759,539
1,157,300	Enersis Americas SA Sponsored ADR	9,246,827
16,607	Inversiones La Construccion SA	208,353

	Total Chile	13,897,085

	China — 20.8%
98,000	AAC Technologies Holdings Inc	885,465
153,609,290	Agricultural Bank of China Ltd – Class H	64,235,696
1,060,500	AIA Group Ltd	6,457,478
3,034,705	Aier Eye Hospital Group Co Ltd – Class A	14,727,531
478,013	Alibaba Group Holding Ltd Sponsored ADR *	44,942,782
31,000	Baidu Inc Sponsored ADR *	5,175,450
119,476,682	Bank of China Ltd – Class H	54,251,825
29,181,000	Belle International Holdings Ltd	16,824,979
413,400	Changyou.com Ltd ADR *	9,975,342
1,328,000	China Aerospace International Holdings Ltd	174,231
68,760,200	China Communications Services Corp Ltd –Class H	40,435,253
182,978,106	China Construction Bank Corp – Class H	136,420,799
352,000	China High Speed Transmission Equipment Group Co Ltd	474,031
1,397,734	China International Travel Service Corp Ltd – Class A	9,023,903
4,725,000	China Lesso Group Holdings Ltd	3,410,303
1,199,000	China Life Insurance Co Ltd – Class H	3,481,892
49,400	China Lodging Group Ltd Sponsored ADR	2,587,572
26,469,000	China Machinery Engineering Corp – Class H	17,279,809
10,536,462	China Mobile Ltd	115,068,417
489,700	China Mobile Ltd Sponsored ADR	26,781,693
1,038,460	CKH Food & Health Ltd *	1,716,101
2,125,400	Dongfang Electric Corp Ltd – Class H	1,752,918

Shares	Description	Value ($)
	China — continued
8,983,000	FIH Mobile Ltd	2,890,887
27,700,000	Geely Automobile Holdings Ltd	28,575,472
20,304,000	GOME Electrical Appliances Holding Ltd	2,642,075
545,000	Haier Electronics Group Co Ltd	910,540
586,000	Haitian International Holdings Ltd	1,171,071
950,490	Hangzhou Robam Appliances Co Ltd – Class A	5,324,096
14,158,000	Harbin Electric Co Ltd – Class H	6,682,842
263,000	Hengan International Group Co Ltd	2,071,452
15,038,000	Huabao International Holdings Ltd *	6,348,931
10,248,000	Hua Han Health Industry Holdings Ltd	687,031
56,278,947	Industrial & Commercial Bank of China Ltd – Class H	34,391,193
498,000	Jiangsu Expressway Co Ltd – Class H	663,019
226,800	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	2,321,693
341,000	Kingboard Chemical Holdings Ltd	955,804
179,603	Kweichow Moutai Co Ltd – Class A	8,324,114
3,825,955	Midea Group Co Ltd – Class A	16,824,071
23,478,000	PICC Property & Casualty Co Ltd – Class H	39,267,081
1,672,061	Ping An Insurance Group Co of China Ltd – Class H	9,228,815
1,728,942	Qingdao Haier Co Ltd – Class A	2,680,630
71,600	Qinqin Foodstuffs Group Cayman Co Ltd *	22,859
21,753,000	Real Nutriceutical Group Ltd	1,712,428
2,927,665	SAIC Motor Corp Ltd – Class A	10,721,332
882,900	SAIC Motor Corp Ltd – Class A	3,219,038
668,000	Shenzhen Expressway Co Ltd – Class H	640,394
636,000	Shenzhen International Holdings Ltd	935,481
13,749,500	Sinopec Engineering Group Co Ltd – Class H	11,893,021
2,208,000	Sinopharm Group Co Ltd – Class H	10,294,026
111,000	Sohu.com Inc *	3,843,930
1,342,500	Sun Art Retail Group Ltd	1,139,252
442,000	Suofeiya Home Collection Co Ltd – Class A	3,526,220
117,406	TAL Education Group ADR *	8,985,081
2,563,644	Tencent Holdings Ltd	63,837,023
1,411,880	Tong Ren Tang Technologies Co Ltd – Class H	2,689,594
171,000	TravelSky Technology Ltd – Class H	358,012
430,000	Tsingtao Brewery Co Ltd – Class H	1,690,301
11,263,000	Universal Health International Group Holding Ltd *	558,720
33,533,000	Want Want China Holdings Ltd	21,435,293
333,700	Weibo Corp Sponsored ADR *	17,122,147
6,135,141	WH Group Ltd	5,106,545
4,060,000	Xinyi Glass Holdings Ltd *	3,022,351
5,166,000	Xtep International Holdings Ltd	2,317,145
45,055,080	Yangzijiang Shipbuilding Holdings Ltd	25,669,152
6,920,000	Zhejiang Expressway Co Ltd – Class H	7,389,193
1,224,573	Zhejiang Supor Cookware Co Ltd – Class A	6,476,405

	Total China	962,649,230

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Czech Republic — 0.1%
90,626	CEZ AS	1,472,906
7,908	Philip Morris CR AS	3,914,433

	Total Czech Republic	5,387,339

	Egypt — 0.1%
11,720,505	Telecom Egypt Co	6,490,164

	Greece — 1.0%
10,466,666	Alpha Bank AE *	20,978,187
10,341,896	Eurobank Ergasias SA *	7,718,505
35,399,812	National Bank of Greece SA *	8,235,721
35,717,726	Piraeus Bank SA *	7,499,577

	Total Greece	44,431,990

	India — 11.5%
78,413	Aditya Birla Nuvo Ltd	1,439,298
134,326	Amara Raja Batteries Ltd	1,841,170
3,259,577	Asian Paints Ltd	46,029,917
1,422,392	Aurobindo Pharma Ltd	15,403,277
995,363	Berger Paints India Ltd	3,309,486
214,223	Bharat Financial Inclusion Ltd *	2,310,663
96,979	CCL Products India Ltd	362,266
293,346	CMI Ltd	614,169
34,955	Equitas Holdings Ltd * (a)	81,251
888,270	Fortis Healthcare Ltd *	2,300,485
622,475	Gateway Distriparks Ltd	2,148,261
3,380,000	Gayatri Projects Ltd (b)	31,661,854
8,216,674	HDFC Bank Ltd (a)	164,077,936
1,895,114	Hero MotoCorp Ltd	87,435,807
404,536	ICICI Prudential Life Insurance Co Ltd	1,826,202
903,300	IDFC Ltd * (a)	778,565
4,754,629	IFCI Ltd	1,615,726
1,301,718	Indian Oil Corp Ltd	5,815,420
155,949	Indraprastha Gas Ltd	1,887,854
491,150	IndusInd Bank Ltd	7,753,465
340,100	Infosys Ltd Sponsored ADR	4,924,648
2,987,560	Jai Balaji Industries Ltd *	473,180
441,713	Karnataka Bank Ltd (The)	699,415
1,709,182	Kiri Industries Ltd * (b)	7,271,298
539,055	KPIT Technologies Ltd	1,037,375
788,212	LIC Housing Finance Ltd	6,522,973
60,582	Max Financial Services Ltd	474,797
325,812	Mphasis Ltd	2,496,421
939,236	Muthoot Finance Ltd	4,141,362
431,172	Narayana Hrudayalaya Ltd *	2,158,177
2,417,502	NMDC Ltd	4,298,359
388,602	Petronet LNG Ltd	2,200,889
312,262	Reliance Capital Ltd	1,999,140
532,104	Sangam India Ltd	2,025,994
684,573	South Indian Bank Ltd (The) (a)	217,102
470,047	Sun TV Network Ltd	3,233,664
95,214	Supreme Industries Ltd	1,245,840

Shares	Description	Value ($)
	India — continued
201,544	Tech Mahindra Ltd	1,432,821
715,994	Techno Electric & Engineering Co Ltd	3,189,309
219,997	Ujjivan Financial Services Ltd (a)	1,183,781
1,178,296	UltraTech Cement Ltd	62,244,939
2,413,396	Yes Bank Ltd	41,399,442

	Total India	533,563,998

	Indonesia — 0.5%
52,639,500	Bakrie Telecom Tbk PT *	66,030
2,582,600	Bank Central Asia Tbk PT	2,721,773
1,613,700	Bank Mandiri Persero Tbk PT	1,251,202
13,473,469	Gajah Tunggal Tbk PT *	998,377
363,900	Gudang Garam Tbk PT	1,743,880
1,691,100	Hanjaya Mandala Sampoerna Tbk PT	475,573
5,585,918	Harum Energy Tbk PT *	889,592
10,404,891	Indo Tambangraya Megah Tbk PT	12,262,203
12,104,500	Malindo Feedmill Tbk PT *	1,170,827
10,215,809	Telekomunikasi Indonesia Persero Tbk PT	2,868,419

	Total Indonesia	24,447,876

	Malaysia — 0.1%
616,000	AirAsia Berhad	380,467
1,320,100	DiGi.Com Berhad	1,440,584
3,113,168	Media Prima Berhad	758,586
425,400	UOA Development Berhad	225,796

	Total Malaysia	2,805,433

	Mexico — 1.5%
6,970,504	Cemex SAB de CV CPO *	5,420,299
7,342,992	Cemex SAB de CV Sponsored ADR *	57,348,767
723,400	Grupo Financiero Banorte SAB de CV – Class O	3,468,987
136,800	Grupo Lala SAB de CV	206,104
1,227,222	Wal-Mart de Mexico SAB de CV	2,256,309

	Total Mexico	68,700,466

	Philippines — 0.7%
1,304,616	BDO Unibank Inc	2,931,883
1,079,460	Cebu Air Inc	2,204,898
4,285,000	Century Pacific Food Inc	1,471,165
2,644,040	Concepcion Industrial Corp	3,078,069
3,450,277	First Gen Corp	1,509,587
112,063	GT Capital Holdings Inc	2,616,855
9,514,450	Lopez Holding Corp	1,488,817
5,109,600	Manila Water Co Inc	3,061,670
10,051,000	Megaworld Corp	743,390
640,510	Philippine Seven Corp	1,792,448
3,072,188	Puregold Price Club Inc	2,408,915
2,320,470	Robinsons Retail Holdings Inc	3,374,670
2,355,285	Semirara Mining & Power Corp	6,202,372
1,967,150	SM Prime Holdings Inc	1,046,997

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Philippines — continued
193,150	Universal Robina Corp	659,738

	Total Philippines	34,591,474

	Poland — 0.2%
2,849,486	Energa SA	5,390,573
12,316	KRUK SA	600,438
2,501,752	Synthos SA *	2,612,661

	Total Poland	8,603,672

	Qatar — 0.2%
78,129	Doha Bank QSC	720,365
67,539	Industries Qatar QSC	1,941,244
17,685	Qatar Electricity & Water Co QSC	1,034,516
886,421	Qatar Gas Transport Co Ltd Nakilat	5,615,978
42,959	Qatar Navigation QSC	1,035,389

	Total Qatar	10,347,492

	Russia — 7.1%
155,413	Bashneft PJSC	8,560,623
488,158	Globaltrans Investment Plc Sponsored GDR (Registered)	2,702,064
368,003	Lukoil PJSC Sponsored ADR	18,066,385
230,597	M Video PJSC	1,333,221
1,689,755	MegaFon PJSC GDR (Registered)	14,764,292
15,165,115	Mobile TeleSystems PJSC Sponsored ADR	118,742,850
3,427,887	Moscow Exchange MICEX-RTS PJSC	6,291,232
395,400	QIWI Plc Sponsored ADR	5,258,820
6,782,985	Rostelecom PJSC	8,900,803
12,897	Rostelecom PJSC Sponsored ADR	101,303
5,419,532	Sberbank of Russia PJSC Sponsored ADR	54,126,622
3,402,798	Sistema PJSC Sponsored GDR (Registered)	28,104,386
194,622	Sollers PJSC *	1,557,654
9,062,893	Surgutneftegas OJSC Sponsored ADR	41,296,105
275,351	Tatneft PJSC Sponsored ADR	10,053,217
2,395,318	VimpelCom Ltd Sponsored ADR	8,048,268

	Total Russia	327,907,845

	South Africa — 0.9%
9,364,130	African Bank Investments Ltd * (c)	665
1,383,250	Barloworld Ltd	10,450,723
56,358	Bidvest Group Ltd (The)	651,030
68,811	Capitec Bank Holdings Ltd	3,169,512
1,228,913	FirstRand Ltd	4,395,145
238,849	Kumba Iron Ore Ltd *	2,811,215
616,183	Lewis Group Ltd	1,649,933
4,990,890	Murray & Roberts Holdings Ltd	3,988,868
366,296	Reunert Ltd	1,703,200
98,250	RMB Holdings Ltd	434,372
1,231,234	SA Corporate Real Estate Ltd (REIT)	480,557
1,233,606	Wilson Bayly Holmes-Ovcon Ltd	12,534,253

	Total South Africa	42,269,473

Shares	Description	Value ($)
	South Korea — 14.9%
2,684	Amorepacific Corp	753,049
1,713,372	BNK Financial Group Inc	13,131,419
4,619	CJ O Shopping Co Ltd	651,327
84,503	Daishin Securities Co Ltd	750,424
927,377	Daou Data Corp	8,994,879
1,134,433	Daou Technology Inc	18,196,945
1,450,951	DGB Financial Group Inc	11,871,174
172,605	Dongbu Insurance Co Ltd	10,761,800
247,534	Grand Korea Leisure Co Ltd	4,657,024
53,194	GS Home Shopping Inc	7,809,989
1,505,349	Hana Financial Group Inc	41,442,586
109,497	Hankook Tire Co Ltd	5,069,615
1,066,954	Hankook Tire Worldwide Co Ltd	18,839,862
107,153	Hanon Systems	894,098
110,990	Hyundai Home Shopping Network Corp	10,159,854
283,787	Hyundai Marine & Fire Insurance Co Ltd	8,836,399
513,023	Hyundai Mobis Co Ltd	109,231,915
24,442	Hyundai Motor Co	2,776,522
47,697	Hyundai Wia Corp	2,806,472
1,326,884	Industrial Bank of Korea	14,810,111
23,503	Innocean Worldwide Inc	1,251,406
102,527	JB Financial Group Co Ltd	502,015
70,835	Kangwon Land Inc	2,157,037
578,165	KB Financial Group Inc	20,789,736
312,906	KB Insurance Co Ltd	7,613,870
1,517,192	Kia Motors Corp	48,470,897
52,811	KONA I Co Ltd	603,242
87,605	KT&G Corp	7,876,496
20,905	Kwangju Bank	184,392
46,772	LF Corp	884,150
19,855	LG Chem Ltd	3,838,374
738,039	Meritz Securities Co Ltd	2,230,189
344,478	Mirae Asset Life Insurance Co Ltd	1,530,257
5,569	NS Shopping Co Ltd *	738,444
314,422	Partron Co Ltd	2,419,971
21,699	S&T Motiv Co Ltd	777,854
43,715	Samsung Card Co Ltd	1,561,595
122,623	Samsung Electronics Co Ltd	182,484,675
21,237	Samsung Electronics Co Ltd GDR	15,500,361
2,014	Samsung Fire & Marine Insurance Co Ltd	504,091
218,497	Seoyon E-Hwa Co Ltd	2,578,992
553,799	Shinhan Financial Group Co Ltd	20,869,098
89,173	Silicon Works Co Ltd	2,038,624
13,154	Spigen Korea Co Ltd	544,319
6,614,343	Woori Bank	67,787,542

	Total South Korea	688,183,091

	Sri Lanka — 0.0%
103,983,101	Anilana Hotels & Properties Ltd * (b)	1,331,462

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — 23.8%
14,914,000	AcBel Polytech Inc	10,595,691
424,000	Actron Technology Corp	1,295,168
1,047,522	Advantech Co Ltd	8,430,026
18,383,940	AmTRAN Technology Co Ltd	12,672,496
7,102,120	Asustek Computer Inc	58,647,272
461,067	Bizlink Holding Inc	2,213,277
2,874,300	Casetek Holdings Ltd	7,828,056
3,637,000	Catcher Technology Co Ltd	26,344,636
16,543,000	Cathay Financial Holding Co Ltd	24,237,990
6,876,000	Chailease Holding Co Ltd	11,704,600
904,180	Chang Hwa Commercial Bank Ltd	483,364
123,000	Chaun-Choung Technology Corp	449,967
5,760,000	Cheng Shin Rubber Industry Co Ltd	10,816,572
553,000	Chicony Power Technology Co Ltd	869,308
1,714,000	Chin-Poon Industrial Co Ltd	3,320,544
6,093,000	China Development Financial Holding Corp	1,516,665
4,639,120	China Life Insurance Co Ltd	4,938,835
4,101,919	Chong Hong Construction Co Ltd	7,731,796
8,748,659	Chunghwa Telecom Co Ltd	29,471,934
58,221	Chunghwa Telecom Co Ltd Sponsored ADR	1,941,670
33,000	Cleanaway Co Ltd	171,943
69,940,111	Compal Electronics Inc	39,790,501
4,525,400	Coretronic Corp	4,819,558
59,253,720	CTBC Financial Holding Co Ltd	32,460,810
2,651,000	CTCI Corp	4,197,095
1,697,000	Dynapack International Technology Corp	2,011,042
14,600,862	E.Sun Financial Holding Co Ltd	8,467,886
452,000	Eclat Textile Co Ltd	4,711,406
3,514,929	Elitegroup Computer Systems Co Ltd	1,434,145
4,970,084	Far EasTone Telecommunications Co Ltd	11,496,166
3,590,000	Farglory Land Development Co Ltd	4,178,433
82,000	Feng TAY Enterprise Co Ltd	305,558
1,484,215	First Financial Holding Co Ltd	781,416
1,363,001	FLEXium Interconnect Inc	3,641,035
3,968,000	Formosa Chemicals & Fibre Corp	12,435,235
5,298,000	Formosa Plastics Corp	15,076,489
3,142,002	Formosan Rubber Group Inc	1,488,864
21,407,475	Foxconn Technology Co Ltd	55,976,634
39,425,293	Fubon Financial Holding Co Ltd	60,953,327
32,000	Giant Manufacturing Co Ltd	191,357
9,265,200	Gigabyte Technology Co Ltd	12,238,908
1,167,000	Grand Pacific Petrochemical	774,875
292,000	Green Seal Holding Ltd	1,322,640
25,052,754	Highwealth Construction Corp	37,557,623
47,000	Hiroca Holdings Ltd	138,374
31,218,250	Hon Hai Precision Industry Co Ltd	80,192,378
2,213,000	Huaku Development Co Ltd	4,102,510
2,308,500	IEI Integration Corp	3,449,287
30,647,600	Inventec Corp	20,636,689
170,000	Iron Force Industrial Co Ltd	926,023
4,023,000	KEE TAI Properties Co Ltd	1,261,168
120,000	Kenda Rubber Industrial Co Ltd	174,670

Shares	Description	Value ($)
	Taiwan — continued
24,000	King Slide Works Co Ltd	274,206
1,284,000	King’s Town Bank Co Ltd	1,090,094
2,759,000	Kinsus Interconnect Technology Corp	6,133,023
71,000	Kung Long Batteries Industrial Co Ltd	312,949
73,000	Largan Precision Co Ltd	8,417,449
35,159,141	Lite-On Technology Corp	55,420,650
1,707,000	Lotes Co Ltd	4,829,274
455,000	Lung Yen Life Service Corp	786,045
38,000	Macauto Industrial Co Ltd	205,016
728,785	Makalot Industrial Co Ltd	2,863,830
10,159,000	Mega Financial Holding Co Ltd	7,240,149
2,594,695	Mercuries Life Insurance Co Ltd *	1,399,121
228,000	Merida Industry Co Ltd	1,002,822
417,000	Merry Electronics Co Ltd	1,579,610
344,000	Micro-Star International Co Ltd	915,627
637,000	MIN AIK Technology Co Ltd	607,189
121,000	Nien Made Enterprise Co Ltd	1,353,676
2,427,810	Novatek Microelectronics Corp	8,050,706
8,873,470	Pegatron Corp	21,090,203
167,580	Phison Electronics Corp	1,275,011
7,673,000	Pou Chen Corp	9,586,038
687,000	Primax Electronics Ltd	985,254
29,641,550	Quanta Computer Inc	55,069,074
12,830,870	Radiant Opto-Electronics Corp	23,319,296
8,826,720	Realtek Semiconductor Corp	27,365,252
1,818,000	Rechi Precision Co Ltd	1,858,614
12,702,626	Ruentex Development Co Ltd *	15,141,183
9,333,000	Ruentex Industries Ltd	17,108,171
1,022,000	Sercomm Corp	2,602,975
12,000,000	Shin Kong Financial Holding Co Ltd *	3,090,489
884,000	Shin Zu Shing Co Ltd	2,314,555
491,000	ShunSin Technology Holding Ltd	1,457,794
5,236,780	Simplo Technology Co Ltd	15,455,315
10,079,150	SinoPac Financial Holdings Co Ltd	2,875,545
1,150,000	Sitronix Technology Corp	4,017,186
1,070,000	Syncmold Enterprise Corp	1,961,536
5,206,585	Taishin Financial Holding Co Ltd	1,909,030
341,000	Taiwan Mobile Co Ltd	1,148,061
314,000	Taiwan PCB Techvest Co Ltd	305,598
8,185,000	Taiwan Semiconductor Manufacturing Co Ltd	47,067,263
1,228,120	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	36,462,883
5,223,269	Taiwan Surface Mounting Technology Corp	4,226,082
3,344,000	Teco Electric and Machinery Co Ltd	2,799,317
686,000	Test Research Inc	882,920
2,031,000	Tong Hsing Electronic Industries Ltd	6,039,012
740,000	Tong Yang Industry Co Ltd	1,574,401
172,000	Topco Scientific Co Ltd	423,909
104,000	Toung Loong Textile Manufacturing	250,652
7,869,160	Tripod Technology Corp	18,023,146
1,654,000	Uni-President Enterprises Corp	2,822,066
4,292,000	United Integrated Services Co Ltd	6,493,389

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
3,801,000	Wan Hai Lines Ltd	1,974,685
516,000	Xxentria Technology Materials Corp	1,293,461
9,798,000	Yuanta Financial Holding Co Ltd	3,547,890
3,234,670	Yungtay Engineering Co Ltd	4,522,151
79,000	Zeng Hsing Industrial Co Ltd	373,470

	Total Taiwan	1,104,068,225

	Thailand — 1.5%
108,000	Airports of Thailand Pcl (Foreign Registered)	1,216,833
174,300	Bangkok Bank Pcl NVDR	760,994
18,155,960	Bangkok Dusit Medical Services Pcl (Foreign Registered)	11,853,622
604,200	Central Pattana Pcl (Foreign Registered)	956,776
36,374,700	Chularat Hospital Pcl (Foreign Registered)	2,954,548
1,832,200	CP ALL Pcl (Foreign Registered)	3,094,857
1,702,500	CPN Retail Growth Leasehold Property Fund	949,635
590,001	Glow Energy Pcl (Foreign Registered)	1,306,797
829,800	Hana Microelectronics Pcl (Foreign Registered)	720,969
2,622,268	Hemraj Leasehold REIT (Foreign Registered) *	742,300
3,901,051	Intouch Holdings Pcl (Foreign Registered) (a)	5,459,670
313,800	Kasikornbank Pcl NVDR	1,487,971
1,654,500	Krung Thai Bank Pcl (Foreign Registered)	815,005
8,015,000	Land & Houses Pcl NVDR	2,087,357
3,007,800	LPN Development Pcl (Foreign Registered)	842,091
2,516,600	Major Cineplex Group Pcl (Foreign Registered) (a)	2,203,066
2,470,700	Pruksa Holding Pcl	1,051,937
2,300,500	PTT Global Chemical Pcl (Foreign Registered)	4,043,742
43,181,600	Quality Houses Pcl (Foreign Registered)	3,070,222
4,233,302	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	5,923,609
54,207,223	Sansiri Pcl (Foreign Registered)	2,474,095
161,800	Siam Cement Pcl (The) (Foreign Registered)	2,158,236
241,400	Siam Commercial Bank Pcl (The) (Foreign Registered)	989,216
744,700	STP & I Pcl (Foreign Registered)	221,242
2,537,700	Thanachart Capital Pcl (Foreign Registered)	3,129,495
2,192,900	Tisco Financial Group Pcl (Foreign Registered) (a)	3,317,412
272,500	Total Access Communication Pcl (Foreign Registered)	259,094
20,376,650	TTW Pcl (Foreign Registered)	6,164,730
4,334,593	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust (Foreign Registered)	1,227,018

	Total Thailand	71,482,539

	Turkey — 4.0%
3,194,649	Akbank TAS	6,999,479
495,441	Albaraka Turk Katilim Bankas AS	169,997
11,614,237	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	9,752,379

Shares	Description	Value ($)
	Turkey — continued
2,382,196	Enka Insaat ve Sanayi AS	3,231,980
2,949,879	Eregli Demir ve Celik Fabrikalari TAS	4,037,206
1,710,892	Goodyear Lastikleri TAS	1,664,997
488,154	Gubre Fabrikalari TAS	607,329
437,200	Haci Omer Sabanci Holding AS	1,112,562
550,529	Is Gayrimenkul Yatirim Ortakligi AS	236,857
1,231,696	Koza Altin Isletmeleri AS *	5,597,691
167,415	Selcuk Ecza Deposu Ticaret ve Sanayi AS	154,893
5,087,537	Soda Sanayii AS	6,707,538
1,638,969	Tekfen Holding AS	2,892,646
2,870,154	Turk Telekomunikasyon AS	4,609,858
134,852	Turk Traktor ve Ziraat Makineleri AS	2,863,376
10,487,292	Turkcell Iletisim Hizmetleri AS *	27,546,646
213,200	Turkcell Iletisim Hizmetleri AS ADR *	1,407,120
16,662,578	Turkiye Garanti Bankasi AS	35,237,902
12,296,240	Turkiye Halk Bankasi AS	31,366,245
8,404,287	Turkiye Is Bankasi – Class C	11,768,086
2,488,255	Turkiye Sinai Kalkinma Bankasi AS	903,314
15,011,602	Turkiye Vakiflar Bankasi TAO – Class D	18,164,668
9,009,938	Yapi ve Kredi Bankasi AS *	8,156,518

	Total Turkey	185,189,287

	United Arab Emirates — 0.4%
2,057,637	Aldar Properties PJSC	1,389,637
8,712,578	DAMAC Properties Dubai Co PJSC	5,213,503
995,966	Dubai Islamic Bank PJSC	1,420,374
2,442,121	Emaar Properties PJSC	4,539,931
171,775	Emirates Telecommunications Group Co PJSC	871,557
1,019,435	First Gulf Bank PJSC	3,227,776
9,802,743	Union Properties PJSC *	2,441,280

	Total United Arab Emirates	19,104,058

	United Kingdom — 0.5%
183,371	British American Tobacco Plc	10,037,770
10,277	British American Tobacco Plc Sponsored ADR	1,120,604
309,693	Unilever Plc	12,319,941

	Total United Kingdom	23,478,315

	United States — 0.1%
35,400	Colgate-Palmolive Co.	2,309,142

	Vietnam — 0.2%
752,146	Bank for Foreign Trade of Vietnam JSC	1,166,353
117,050	Phu Nhuan Jewelry JSC	356,054
848,182	Vietnam Dairy Products JSC	5,172,971
275,576	Vingroup JSC *	511,382

	Total Vietnam	7,206,760

	TOTAL COMMON STOCKS (COST $4,266,359,926)	4,306,713,132

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	PREFERRED STOCKS — 3.7%

	Brazil — 0.5%
5,147,300	Banco do Estado do Rio Grande do Sul SA – Class B	17,113,500
517,000	Itau Unibanco Holding SA	5,400,188
108,350	Itau Unibanco Holding SA Sponsored ADR	1,120,339

	Total Brazil	23,634,027

	Russia — 1.2%
9,260,291	Sberbank of Russia PJSC	16,675,534
83,466,623	Surgutneftegas OJSC *	40,627,546
12,100	Surgutneftegaz OJSC Sponsored ADR	57,717

	Total Russia	57,360,797

	South Korea — 2.0%
196,951	Hyundai Motor Co 2nd Preference	16,726,982
63,558	Samsung Electronics Co Ltd (Non-Voting)	73,480,328
713	Samsung Electronics Co Ltd GDR (Registered)	408,915

	Total South Korea	90,616,225

	TOTAL PREFERRED STOCKS (COST $172,784,249)	171,611,049

	INVESTMENT FUNDS — 1.8%

	India — 0.1%
10,189	Fire Capital Mauritius Private Fund * (c) (d)	5,755,434
1,371,900	TDA India Technology Fund II LP * (c) (d)	114,022

	Total India	5,869,456

	Poland — 0.0%
1,749,150	Templeton EE FD * (c) (d)	141,978

	Russia — 0.1%
5,452,004	NCH Eagle Fund LP * (c) (d)	2,423,825

	Thailand — 0.4%
20,647,100	Digital Telecommunication Infrastructure Fund	8,213,622
14,473,400	Jasmine Broadband Internet Infrastructure Fund	4,706,386
10,457,700	TICON Industrial Growth Leasehold Property Fund	3,399,857

	Total Thailand	16,319,865

	United States — 1.2%
1,614,302	iShares MSCI Emerging Markets ETF	57,307,721

	TOTAL INVESTMENT FUNDS (COST $91,062,410)	82,062,845

Shares / Par Value†	Description	Value ($)
	RIGHTS/WARRANTS — 0.0%

	Thailand — 0.0%
42,563,506	Sansiri Pcl Warrants, Expires 11/24/17 *	119,294

	TOTAL RIGHTS/WARRANTS (COST $0)	119,294

	MUTUAL FUND — 1.2%

	United States — 1.2%
	Affiliated Issuers — 1.2%
2,194,080	GMO U.S. Treasury Fund	54,873,945

	TOTAL MUTUAL FUNDS (COST $54,867,545)	54,873,945

	FULLY FUNDED TOTAL RETURN SWAPS — 0.0%

	China — 0.0%
354,789	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	360,818
178,099	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	179,427
372,347	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	365,696

	Total China	905,941

	TOTAL FULLY FUNDED TOTAL RETURN SWAPS (COST $905,235)	905,941

	SHORT-TERM INVESTMENTS — 0.1%

	Time Deposit — 0.1%
7,008,071	ING Bank (Amsterdam) Time Deposit, 0.15%, due 12/01/16	7,008,071

	Total Time Deposits	7,008,071

	TOTAL SHORT-TERM INVESTMENTS (COST $7,008,071)	7,008,071

	TOTAL INVESTMENTS — 99.8% (Cost $4,592,987,436)	4,623,294,277
	Other Assets and Liabilities (net) — 0.2%	9,045,769

	TOTAL NET ASSETS — 100.0%	$4,632,340,046

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2016
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	$10,189,080	0.12%	$5,755,434
NCH Eagle Fund LP	4/6/09	5,452,004	0.05%	2,423,825
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	114,022
Templeton EE FD	12/05/97-6/24/02	471,720	0.00%	141,978

				$8,435,259

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/17/2017	BOA	USD	100,000,000	MXN	1,913,950,000	$(7,515,356)

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
21,980,294	USD	12/30/2016	MSCI	Depreciation of Total Return on Asustek Computer, Inc. + (Daily Fed Funds Rate minus 0.50%)	Appreciation of Total Return on Asustek Computer, Inc.	$(114,933)

				Premiums to (Pay) Receive		$—

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CP - Counterparty

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.
(b)	Affiliated company.

(c)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(d)	Private placement securities are restricted as to resale.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

MXN - Mexican Peso

USD - United States Dollar

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%

	Taiwan — 98.4%
1,296,000	AcBel Polytech Inc	920,747
76,000	Actron Technology Corp	232,153
1,952,850	AmTRAN Technology Co Ltd	1,346,147
816,323	Asustek Computer Inc	6,740,961
68,849	Bizlink Holding Inc	330,498
197,000	Catcher Technology Co Ltd	1,426,971
2,207,000	Cathay Financial Holding Co Ltd	3,233,588
743,000	Chailease Holding Co Ltd	1,264,764
323,860	Chang Hwa Commercial Bank Ltd	173,132
38,000	Chaun-Choung Technology Corp	139,014
622,000	Cheng Shin Rubber Industry Co Ltd	1,168,040
132,000	Chicony Power Technology Co Ltd	207,502
311,000	Chimei Materials Technology Corp	109,850
228,000	Chin-Poon Industrial Co Ltd	441,706
1,116,000	China Development Financial Holding Corp	277,794
587,160	China Life Insurance Co Ltd	625,094
526,989	Chong Hong Construction Co Ltd	993,333
901,379	Chunghwa Telecom Co Ltd	3,036,509
6,805	Chunghwa Telecom Co Ltd Sponsored ADR	226,947
25,000	Cleanaway Co Ltd	130,260
4,822,486	Compal Electronics Inc	2,743,621
560,600	Coretronic Corp	597,040
6,018,680	CTBC Financial Holding Co Ltd	3,297,198
342,000	CTCI Corp	541,458
23,000	Delta Electronics Inc	115,015
263,000	Dynapack International Technology Corp	311,670
5,883,863	E.Sun Financial Holding Co Ltd	3,412,393
55,000	Eclat Textile Co Ltd	573,291
536,767	Far EasTone Telecommunications Co Ltd	1,241,581
456,000	Farglory Land Development Co Ltd	530,742
38,000	Feng TAY Enterprise Co Ltd	141,600
374,880	First Financial Holding Co Ltd	197,368
176,530	FLEXium Interconnect Inc	471,571
431,000	Formosa Chemicals & Fibre Corp	1,350,702
566,000	Formosa Plastics Corp	1,610,663
544,500	Formosan Rubber Group Inc	258,016
1,670,473	Foxconn Technology Co Ltd	4,367,982
7,166,940	Fubon Financial Holding Co Ltd	11,080,421
20,000	Giant Manufacturing Co Ltd	119,598
337,000	Grand Pacific Petrochemical	223,764
54,000	Green Seal Holding Ltd	244,598
2,529,622	Highwealth Construction Corp	3,792,261
38,000	Hiroca Holdings Ltd	111,877
3,101,159	Hon Hai Precision Industry Co Ltd	7,966,152
284,000	Huaku Development Co Ltd	526,486
1,515,000	Inventec Corp	1,020,132
35,000	Iron Force Industrial Co Ltd	190,652
750,000	KEE TAI Properties Co Ltd	235,117
90,000	Kenda Rubber Industrial Co Ltd	131,003
12,000	King Slide Works Co Ltd	137,103

Shares	Description	Value ($)
	Taiwan — continued
269,000	King’s Town Bank Co Ltd	228,376
323,000	Kinsus Interconnect Technology Corp	718,002
31,000	Kung Long Batteries Industrial Co Ltd	136,640
13,000	Land Mark Optoelectronics Corp	109,131
8,000	Largan Precision Co Ltd	922,460
2,571,834	Lite-On Technology Corp	4,053,930
215,000	Lotes Co Ltd	608,257
114,000	Lung Yen Life Service Corp	196,943
23,000	Macauto Industrial Co Ltd	124,088
97,657	Makalot Industrial Co Ltd	383,752
16,596	MediaTek Inc	114,912
1,168,000	Mega Financial Holding Co Ltd	832,414
506,910	Mercuries Life Insurance Co Ltd *	273,338
49,000	Merida Industry Co Ltd	215,519
73,000	Merry Electronics Co Ltd	276,526
162,000	MIN AIK Technology Co Ltd	154,419
23,000	Nien Made Enterprise Co Ltd	257,310
269,995	Novatek Microelectronics Corp	895,313
395,000	Pegatron Corp	938,824
33,000	Phison Electronics Corp	251,076
838,000	Pou Chen Corp	1,046,931
2,299,856	Quanta Computer Inc	4,272,750
980,670	Radiant Opto-Electronics Corp	1,782,306
897,870	Realtek Semiconductor Corp	2,783,643
284,000	Rechi Precision Co Ltd	290,345
1,345,036	Ruentex Development Co Ltd *	1,603,246
991,600	Ruentex Industries Ltd	1,817,686
154,000	Sercomm Corp	392,229
1,732,000	Shin Kong Financial Holding Co Ltd *	446,061
122,000	Shin Zu Shing Co Ltd	319,429
82,000	ShunSin Technology Holding Ltd	243,461
551,000	Simplo Technology Co Ltd	1,626,167
1,386,400	SinoPac Financial Holdings Co Ltd	395,535
149,000	Sitronix Technology Corp	520,487
99,000	Sunspring Metal Corp	127,164
176,000	Syncmold Enterprise Corp	322,645
111,500	Synnex Technology International Corp	113,728
842,004	Taishin Financial Holding Co Ltd	308,726
105,550	Taiwan Cement Corp	121,669
67,000	Taiwan Mobile Co Ltd	225,572
152,000	Taiwan PCB Techvest Co Ltd	147,933
271,000	Taiwan Semiconductor Manufacturing Co Ltd	1,558,366
226,580	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	6,727,160
666,022	Taiwan Surface Mounting Technology Corp	538,870
467,000	Teco Electric and Machinery Co Ltd	390,933
163,000	Test Research Inc	209,790
231,000	Tong Hsing Electronic Industries Ltd	686,860
124,000	Tong Yang Industry Co Ltd	263,819
64,000	Topco Scientific Co Ltd	157,734
52,000	Toung Loong Textile Manufacturing	125,326
820,000	Tripod Technology Corp	1,878,089

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	Taiwan — continued
225,000	Uni-President Enterprises Corp	383,896
501,000	United Integrated Services Co Ltd	757,965
61,000	Vanguard International Semiconductor Corp	114,558
617,000	Wan Hai Lines Ltd	320,542
95,000	Xxentria Technology Materials Corp	238,137
1,278,000	Yuanta Financial Holding Co Ltd	462,768
398,152	Yungtay Engineering Co Ltd	556,627
32,000	Zeng Hsing Industrial Co Ltd	151,279

	Total Taiwan	116,687,747

	TOTAL COMMON STOCKS (COST $116,058,794)	116,687,747

	INVESTMENT FUNDS — 0.5%

	Taiwan — 0.5%
19,920	iShares MSCI Taiwan ETF	612,341

	TOTAL INVESTMENT FUNDS (COST $617,730)	612,341

	MUTUAL FUND — 1.1%

	United States — 1.1%
	Affiliated Issuers — 1.1%
52,354	GMO U.S. Treasury Fund	1,309,366

	TOTAL MUTUAL FUNDS (COST $1,308,846)	1,309,366

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposit — 0.0%
13,827	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.15%, due 12/01/16	13,827

	TOTAL SHORT-TERM INVESTMENTS (COST $13,827)	13,827

	TOTAL INVESTMENTS — 100.0% (Cost $117,999,197)	118,623,281
	Other Assets and Liabilities (net) — (0.0%)	(14,154)

	TOTAL NET ASSETS — 100.0%	$118,609,127

Notes to Schedule of Investments:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

As of November 30, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	26,589,820	2,172,418	(3,858,449)	(1,686,031)
Emerging Domestic Opportunities Fund	1,853,386,163	111,051,243	(119,718,940)	(8,667,697)
Emerging Markets Fund	4,668,084,658	342,424,900	(387,215,281)	(44,790,381)
Taiwan Fund	122,716,024	3,372,114	(7,464,857)	(4,092,743)

Investments in affiliated companies and other Funds of the Trust

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended November 30, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$5,506	$1,185,340	$1,125,000	$324	$16	$66,039

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$35,814,390	$667,586,714	$703,110,000	$86,787	$524	$285,530

Emerging Markets Fund
GMO U.S. Treasury Fund	$64,084,435	$775,176,632	$784,400,000	$174,012	$2,721	$54,873,945

Taiwan Fund
GMO U.S. Treasury Fund	$20,834	$10,302,323	$9,015,000	$2,261	$38	$1,309,366

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through November 30, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the period ended November 30, 2016 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Domestic Opportunities Fund
CMI Ltd	$5,234,567		$—	$—	$—	$2,467,105
Gayatri Projects Ltd	17,467,627		—	—	63,000	19,774,317
iShares MSCI Philippines ETF	—	*	53,269,902	54,726,961	194,999	—	#
TICON Industrial Growth Leasehold Property Fund	15,379,869		1,794,633	—	900,652	16,764,009

Totals	$38,082,063		$55,064,535	$54,726,961	$1,158,651	$39,005,431

Emerging Markets Fund
Anilana Hotels & Properties Ltd	$1,882,313		$340,023	$—	$—	$1,331,462
Gayatri Projects Ltd	27,968,473		—	—	100,873	31,661,854
Kiri Industries Ltd	1,878,798		—	—	—	7,271,298

Totals	$31,729,584		$340,023	$—	$100,873	$40,264,614

*	Security not an affiliate at the beginning of the period.
#	No longer an affiliate as of November 30, 2016.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	< 1%	83%
Emerging Domestic Opportunities Fund	—	77%
Emerging Markets Fund	< 1%	89%
Taiwan Fund	—	93%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2016, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1  – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2016:

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Brazil	$85,120	$191,201	$—		$276,321
Chile	27,965	2,782	—		30,747
China	682,805	3,757,591	—		4,440,396
Czech Republic	—	158,865	—		158,865
Egypt	—	28,691	—		28,691
Greece	—	197,780	—		197,780
India	172,312	2,247,985	—		2,420,297
Indonesia	—	145,955	—		145,955
Malaysia	—	42,860	—		42,860
Mexico	335,303	—	—		335,303
Philippines	—	104,674	—		104,674
Poland	—	7,099	—		7,099
Qatar	—	29,575	—		29,575
Russia	650,052	1,888,582	—		2,538,634
South Africa	—	108,092	11		108,103
South Korea	—	3,496,439	—		3,496,439
Taiwan	421,132	5,082,902	0	§	5,504,034
Thailand	—	348,621	—		348,621
Turkey	15,180	1,205,177	—		1,220,357
United Arab Emirates	—	10,233	—		10,233
United Kingdom	—	108,521	—		108,521
Vietnam	—	32,141	—		32,141

TOTAL COMMON STOCKS	2,389,869	19,195,766	11		21,585,646

Description	Level 1	Level 2	Level 3	Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$87,499	$290,238	$—	$377,737
Russia	—	392,813	—	392,813
South Korea	—	576,599	—	576,599

TOTAL PREFERRED STOCKS	87,499	1,259,650	—	1,347,149

Investment Funds
Thailand	—	148,800	—	148,800
United States	1,556,746	—	—	1,556,746

TOTAL INVESTMENT FUNDS	1,556,746	148,800	—	1,705,546

Rights/Warrants
Thailand	219	—	—	219

TOTAL RIGHTS/WARRANTS	219	—	—	219

MUTUAL FUNDS
United States	66,039	—	—	66,039

TOTAL MUTUAL FUNDS	66,039	—	—	66,039

Short-Term Investments	199,190	—	—	199,190

Total Investments	4,299,562	20,604,216	11	24,903,789

Total	$4,299,562	$20,604,216	$11	$24,903,789

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(37,577)	$—	$(37,577)

Total	$—	$(37,577)	$—	$(37,577)

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Brazil	$—	$35,133,923	$—	$35,133,923
China	103,325,019	228,791,040	—	332,116,059
India	—	382,493,239	—	382,493,239
Indonesia	—	47,796,669	—	47,796,669
Malaysia	—	2,745,743	—	2,745,743
Mexico	79,614,012	—	—	79,614,012
Philippines	—	123,222,523	—	123,222,523
Qatar	—	26,244,104	—	26,244,104
Russia	—	65,595,080	—	65,595,080
South Africa	—	15,782,841	—	15,782,841
South Korea	—	17,158,321	—	17,158,321
Taiwan	—	94,240,131	—	94,240,131
Thailand	—	119,624,995	—	119,624,995
Turkey	—	16,604,916	—	16,604,916
United Arab Emirates	—	9,887,371	—	9,887,371
United Kingdom	—	111,139,375	—	111,139,375
United States	11,356,543	—	—	11,356,543
Vietnam	—	34,242,964	—	34,242,964

TOTAL COMMON STOCKS	194,295,574	1,330,703,235	—	1,524,998,809

Preferred Stocks
Brazil	—	30,516,811	—	30,516,811

TOTAL PREFERRED STOCKS	—	30,516,811	—	30,516,811

Investment Funds
Brazil	23,737,712	—	—	23,737,712
China	45,228,288	—	—	45,228,288
Mexico	7,725,412	—	—	7,725,412
Taiwan	66,229,330	—	—	66,229,330
Thailand	—	77,505,459	—	77,505,459

TOTAL INVESTMENT FUNDS	142,920,742	77,505,459	—	220,426,201

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
China	$—	$7,860,745	$—	$7,860,745

TOTAL RIGHTS/WARRANTS	—	7,860,745	—	7,860,745

MUTUAL FUNDS
United States	285,530	—	—	285,530

TOTAL MUTUAL FUNDS	285,530	—	—	285,530

Fully Funded Total Return Swaps	—	43,650,251	—	43,650,251
Short-Term Investments	16,980,119	—	—	16,980,119

Total Investments	354,481,965	1,490,236,501	—	1,844,718,466

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$5,380,399	$—	$5,380,399
Swap Contracts
Equity Risk	—	1,675,984	—	1,675,984

Total	$354,481,965	$1,497,292,884	$—	$1,851,774,849

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(4,847,675)	$—	$(4,847,675)
Futures Contracts
Equity Risk	—	(17,274,261)	—	(17,274,261)
Swap Contracts
Equity Risk	—	(114,721)	—	(114,721)

Total	$—	$(22,236,657)	$—	$(22,236,657)

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$—	$118,266,716	$—	$118,266,716
Chile	9,246,827	4,650,258	—	13,897,085
China	119,413,997	842,548,202	687,031	962,649,230
Czech Republic	—	5,387,339	—	5,387,339
Egypt	—	6,490,164	—	6,490,164
Greece	—	44,431,990	—	44,431,990
India	4,924,648	528,639,350	—	533,563,998
Indonesia	—	24,447,876	—	24,447,876
Malaysia	—	2,805,433	—	2,805,433
Mexico	68,700,466	—	—	68,700,466
Philippines	—	34,591,474	—	34,591,474
Poland	—	8,603,672	—	8,603,672
Qatar	—	10,347,492	—	10,347,492
Russia	132,049,938	195,857,907	—	327,907,845
South Africa	—	42,268,808	665	42,269,473
South Korea	—	688,183,091	—	688,183,091
Sri Lanka	—	1,331,462	—	1,331,462
Taiwan	38,404,553	1,065,663,672	—	1,104,068,225
Thailand	—	71,482,539	—	71,482,539
Turkey	1,407,120	183,782,167	—	185,189,287
United Arab Emirates	—	19,104,058	—	19,104,058
United Kingdom	1,120,604	22,357,711	—	23,478,315
United States	2,309,142	—	—	2,309,142
Vietnam	—	7,206,760	—	7,206,760

TOTAL COMMON STOCKS	377,577,295	3,928,448,141	687,696	4,306,713,132

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$1,120,339	$22,513,688	$—	$23,634,027
Russia	57,717	57,303,080	—	57,360,797
South Korea	—	90,616,225	—	90,616,225

TOTAL PREFERRED STOCKS	1,178,056	170,432,993	—	171,611,049

Investment Funds
India	—	—	5,869,456	5,869,456
Poland	—	—	141,978	141,978
Russia	—	—	2,423,825	2,423,825
Thailand	—	16,319,865	—	16,319,865
United States	57,307,721	—	—	57,307,721

TOTAL INVESTMENT FUNDS	57,307,721	16,319,865	8,435,259	82,062,845

Rights/Warrants
Thailand	119,294	—	—	119,294

TOTAL RIGHTS/WARRANTS	119,294	—	—	119,294

MUTUAL FUNDS
United States	54,873,945	—	—	54,873,945

TOTAL MUTUAL FUNDS	54,873,945	—	—	54,873,945

Fully Funded Total Return Swaps	—	905,941	—	905,941
Short-Term Investments	7,008,071	—	—	7,008,071

Total Investments	498,064,382	4,116,106,940	9,122,955	4,623,294,277

Total	$498,064,382	$4,116,106,940	$9,122,955	$4,623,294,277

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(7,515,356)	$—	$(7,515,356)
Swap Contracts
Equity Risk	—	(114,933)	—	(114,933)

Total	$—	$(7,630,289)	$—	$(7,630,289)

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$6,954,107	$109,733,640	$—	$116,687,747

TOTAL COMMON STOCKS	6,954,107	109,733,640	—	116,687,747

Investment Funds
Taiwan	612,341	—	—	612,341

TOTAL INVESTMENT FUNDS	612,341	—	—	612,341

MUTUAL FUNDS
United States	1,309,366	—	—	1,309,366

TOTAL MUTUAL FUNDS	1,309,366	—	—	1,309,366

Short-Term Investments	13,827	—	—	13,827

Total Investments	8,889,641	109,733,640	—	118,623,281

Total	$8,889,641	$109,733,640	$—	$118,623,281

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

§	Represents the interest in securities that were determined to have a value of zero at November 30, 2016.
^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options and fully funded total return swaps, if any, which are included in investments.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3 †		Transfer out of Level 3 †		Balances as of November 30, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2016
Emerging Countries Fund
Common Stocks
South Africa	$10	$—	$—	$—	$—	$1	$—		$—		$11	$1

Total	$10	$—	$—	$—	$—	$1	$—		$—		$11	$1

Emerging Markets Fund
Common Stocks
China	$—	$—	$—	$—	$—	$—	$687,031	‡	$—		$687,031	$—
India	27,968,473	—	—	—	—	3,693,381	—		(31,661,854	)‡	—	—
Indonesia	39,366	—	—	—	—	26,664	—		(66,030	)‡	—	—
South Africa	590	—	—	—	—	75	—		—		665	75

Total Common Stocks	$28,008,429	$—	$—	$—	$—	$3,720,120	$687,031		$(31,727,884)		$687,696	$75

Investment Funds
China	$369,539	$—	$(381,967)	$—	$(37,678)	$50,106	$—		$—		$—	$—
India	7,348,647	—	—	—	—	(1,479,191)	—		—		5,869,456	(1,479,191)
Poland	185,987	—	—	—	—	(44,009)	—		—		141,978	(44,009)
Russia	3,053,171	—	—	—	—	(629,346)	—		—		2,423,825	(629,346)

Total Investment Funds	$10,957,344	$—	$(381,967)	$—	$(37,678)	$(2,102,440)	$—		$—		$8,435,259	$(2,152,546)

Total	$38,965,773	$—	$(381,967)	$—	$(37,678)	$1,617,680	$687,031		$(31,727,884)		$9,122,955	$(2,152,471)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of November 30, 2016 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	< 1%
Emerging Domestic Opportunities Fund	—
Emerging Markets Fund	< 1%
Taiwan Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.08% of the Fund’s total net assets as of November 30, 2016. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of GMO Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Counterparty Risk	X	X	X	X
Credit Risk		X
Currency Risk	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Illiquidity Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Market Risk – Equities	X	X	X	X
Market Risk – Fixed Income Investments		X
Non-Diversified Funds	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Small Company Risk	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”) regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Because a Fund bears the fees and expenses of an Underlying Fund in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds are not diversified investment companies within the meaning of the 1940 Act.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. For information on possible special Singapore tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information for more information.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Forward currency contracts
Hedge foreign currency exposure in the underlying funds’ investments relative to the U.S. dollar	X	X	X
Futures contracts
Adjust exposure to certain securities markets		X
Options (Written)
Substitute for direct equity investment	X	X	X
Income enhancement on securities held in the portfolio		X
Swap contracts
Substitute for direct equity investment		X	X
Achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2016, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Emerging Countries Fund
Outstanding, beginning of period	—	—	$—	—	8	$3,828
Options written	—	—	—	—	22	17,772
Options bought back	—	—	—	—	(30)	(21,600)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Emerging Domestic Opportunities Fund
Outstanding, beginning of period	—	—	$—	—	9,647	$4,967,831
Options written	—	—	—	—	16,582	12,785,715
Options bought back	—	—	—	—	(26,229)	(17,753,546)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Emerging Markets Fund
Outstanding, beginning of period	—	—	$—	—	1,732	$989,969
Options written	—	—	—	—	5,695	4,257,657
Options bought back	—	—	—	—	(7,427)	(5,247,626)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2016:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Assets Derivatives
Investments, at value (rights and/or warrants)	$—	$219	$—	$—	$—	$219

Total	$—	$219	$—	$—	$—	$219

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(37,577)	$—	$—	$(37,577)

Total	$—	$—	$(37,577)	$—	$—	$(37,577)

Emerging Domestic Opportunities Fund
Assets Derivatives
Investments, at value (rights and/or warrants)	$—	$7,860,745	$—	$—	$—	$7,860,745
Investments, at value (Fully Funded total return swaps)	—	43,650,251	—	—	—	43,650,251
Unrealized Appreciation on Forward Currency Contracts		—	5,380,399	—	—	5,380,399
Unrealized Appreciation on Swap Contracts	—	1,675,984	—	—	—	1,675,984

Total	$—	$53,186,980	$5,380,399	$—	$—	$58,567,379

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(4,847,675)	$—	$—	$(4,847,675)
Unrealized Depreciation on Future Contracts		(17,274,261)	—	—	—	(17,274,261)
Unrealized Depreciation on Swap Contracts	—	(114,721)	—	—	—	(114,721)

Total	$—	$(17,388,982)	$(4,847,675)	$—	$—	$(22,236,657)

Emerging Markets Fund
Assets Derivatives
Investments, at value (rights and/or warrants)	$—	$119,294	$—	$—	$—	$119,294
Investments, at value (Fully Funded total return swaps)	—	905,941	—	—	—	905,941

Total	$—	$1,025,235	$—	$—	$—	$1,025,235

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(7,515,356)	$—	$—	$(7,515,356)
Unrealized Depreciation on Swap Contracts	—	(114,933)	—	—	—	(114,933)

Total	$—	$(114,933)	$(7,515,356)	$—	$—	$(7,630,289)

Subsequent events

As of January 1, 2017, GMO has contractually agreed to reduce the GMO Emerging Market Fund’s management fee to an annual rate of 0.65% of the GMO Emerging Market Fund’s average daily net asset value. This waiver will continue through at least January 1, 2018.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 89.9%

	Australia — 1.1%
4,176	AGL Energy Ltd	64,580
430	ASX Ltd	15,434
11,897	AusNet Services	13,027
17,174	Australia & New Zealand Banking Group Ltd	359,661
2,333	Bank of Queensland Ltd	19,325
3,082	Bendigo & Adelaide Bank Ltd	27,397
18,882	BHP Billiton Ltd	352,902
1,945	Coca Cola Amatil Ltd	13,782
5,991	Dexus Property Group (REIT)	40,296
3,415	GPT Group (The) (REIT)	12,183
2,243	Harvey Norman Holdings Ltd	7,866
10,712	Incitec Pivot Ltd	24,852
15,049	Insurance Australia Group Ltd	61,960
2,221	LendLease Group	22,265
1,264	Macquarie Group Ltd	78,149
22,909	Mirvac Group (REIT)	34,606
15,534	National Australia Bank Ltd	331,113
2,291	Orica Ltd	28,677
10,829	Origin Energy Ltd	47,252
8,428	QBE Insurance Group Ltd	69,461
2,625	Rio Tinto Ltd	111,017
3,990	Santos Ltd	11,749
33,062	Scentre Group (REIT)	103,406
32,952	South32 Ltd	65,303
14,716	Stockland (REIT)	46,953
7,963	Suncorp Group Ltd	73,380
8,974	Tatts Group Ltd	27,684
20,827	Vicinity Centres (REIT)	44,817
19,640	Westpac Banking Corp	454,109
4,590	Woodside Petroleum Ltd	101,107
7,734	Woolworths Ltd	130,582

	Total Australia	2,794,895

	Austria — 0.0%
1,730	Erste Group Bank AG *	47,940
912	OMV AG	29,475
796	Raiffeisen Bank International AG *	14,470
704	voestalpine AG	26,722

	Total Austria	118,607

	Belgium — 0.1%
1,246	Ageas	46,451
499	Groupe Bruxelles Lambert SA	40,882
1,552	KBC Groep NV	93,047
942	Proximus SADP	26,597
451	Solvay SA	51,562
323	Umicore SA	19,393

	Total Belgium	277,932

Shares	Description	Value ($)
	Brazil — 0.5%
16,550	Banco Bradesco SA	142,228
17,000	Banco do Brasil SA	142,843
8,300	Banco Santander Brasil SA	68,973
13,900	BB Seguridade Participacoes SA	116,067
6,500	Cia Siderurgica Nacional SA *	23,847
6,100	EDP-Energias do Brasil SA	25,543
8,700	Embraer SA	42,568
2,500	Fibria Celulose SA	22,931
59,000	Petroleo Brasileiro SA *	321,082
3,500	Sul America SA	19,408
16,800	Tim Participacoes SA	41,200
1,900	Transmissora Alianca de Energia Eletrica SA	10,416
25,500	Vale SA *	211,026
4,000	WEG SA	18,385

	Total Brazil	1,206,517

	Chile — 0.1%
50,170	AES Gener SA	17,785
491,760	Banco de Chile	54,934
369	Banco de Credito e Inversiones	18,449
1,319,705	Banco Santander Chile	71,924
15,946	Empresas CMPC SA	32,432
387,548	Enel Chile SA	36,474
65,664	Enel Generacion Chile SA	40,973
387,486	Enersis Americas SA	63,622
3,078,012	Itau CorpBanca	24,891

	Total Chile	361,484

	China — 4.1%
457,000	Agricultural Bank of China Ltd – Class H	191,106
64,000	Alibaba Health Information Technology Ltd *	35,757
200,000	Alibaba Pictures Group Ltd *	38,351
40,000	Aluminum Corp of China Ltd – Class H *	17,776
24,500	Anhui Conch Cement Co Ltd – Class H	70,739
1,523,000	Bank of China Ltd – Class H	691,562
173,000	Bank of Communications Co Ltd – Class H	132,700
20,000	Beijing Capital International Airport Co Ltd – Class H	19,701
123,000	Belle International Holdings Ltd	70,919
60,000	Brilliance China Automotive Holdings Ltd	83,866
173,000	China Cinda Asset Management Co Ltd – Class H	62,412
162,000	China CITIC Bank Corp Ltd – Class H	105,555
53,000	China Coal Energy Co Ltd – Class H *	26,650
88,000	China Communications Construction Co Ltd – Class H	105,227
48,000	China Communications Services Corp Ltd – Class H	28,227
27,000	China Conch Venture Holdings Ltd	49,802
1,613,000	China Construction Bank Corp – Class H	1,202,585
51,000	China COSCO Holdings Co Ltd – Class H *	20,873
68,000	China Everbright Bank Co Ltd – Class H	32,237

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	China — continued
18,000	China Everbright Ltd	36,283
83,000	China Evergrande Group	56,593
74,000	China Jinmao Holdings Group Ltd	19,823
149,000	China Life Insurance Co Ltd – Class H	432,695
27,000	China Mengniu Dairy Co Ltd	55,423
71,000	China Merchants Bank Co Ltd – Class H	175,116
24,000	China Merchants Holdings Co Ltd – Class H	60,163
117,000	China Minsheng Banking Corp Ltd – Class H	131,784
117,500	China Mobile Ltd	1,283,214
58,000	China National Building Material Co Ltd – Class H	29,287
38,000	China Oilfield Services Ltd – Class H	36,333
488,000	China Petroleum & Chemical Corp – Class H	349,935
66,000	China Power International Development Ltd	24,418
39,000	China Railway Construction Corp Ltd – Class H	55,349
79,000	China Railway Group Ltd – Class H	71,101
23,283	China Resources Beer Holdings Co Ltd *	49,249
39,079	China Resources Power Holdings Co Ltd	64,246
67,500	China Shenhua Energy Co Ltd – Class H	139,435
31,800	China Taiping Insurance Holdings Co Ltd *	72,605
274,000	China Telecom Corp Ltd – Class H	132,880
50,000	Chongqing Rural Commercial Bank Co Ltd – Class H	31,167
86,000	CITIC Ltd	132,503
43,500	CITIC Securities Co Ltd – Class H	101,618
342,000	CNOOC Ltd	450,182
75,000	COSCO SHIPPING Development Co Ltd – Class H *	17,666
36,000	COSCO SHIPPING Ports Ltd	37,640
112,000	Country Garden Holdings Co Ltd	62,595
54,000	CRRC Corp Ltd – Class H	53,217
28,000	CSPC Pharmaceutical Group Ltd	30,026
3,400	Ctrip.com International Ltd ADR *	153,782
54,000	Dongfeng Motor Group Co Ltd – Class H	54,802
2,500	Fang Holdings Ltd ADR *	7,325
35,000	Far East Horizon Ltd	31,583
256,000	GCL-Poly Energy Holdings Ltd	34,375
27,000	GF Securities Co Ltd – Class H	63,063
235,000	GOME Electrical Appliances Holding Ltd	30,580
62,000	Great Wall Motor Co Ltd – Class H	58,218
20,000	Guangzhou R&F Properties Co Ltd – Class H	25,395
13,000	Haitian International Holdings Ltd	25,979
5,000	Hengan International Group Co Ltd	39,381
32,000	Huadian Power International Corp Ltd – Class H	13,545
84,000	Huaneng Power International Inc – Class H	52,531
1,414,000	Industrial & Commercial Bank of China Ltd – Class H	864,074
24,000	Jiangsu Expressway Co Ltd – Class H	31,953
26,000	Jiangxi Copper Co Ltd – Class H	39,676
64,000	Kunlun Energy Co Ltd	46,889
29,000	Longfor Properties Co Ltd	37,238
418,000	PetroChina Co Ltd – Class H	285,191

Shares	Description	Value ($)
	China — continued
102,500	Ping An Insurance Group Co of China Ltd – Class H	565,741
1,000	Qinqin Foodstuffs Group Cayman Co Ltd *	319
56,000	Shanghai Electric Group Co Ltd – Class H *	26,947
10,000	Shanghai Industrial Holdings Ltd	28,146
27,500	Shimao Property Holdings Ltd	35,903
71,500	Shui On Land Ltd	16,943
67,000	Sino-Ocean Land Holdings Ltd	28,515
24,500	Sinopec Engineering Group Co Ltd – Class H	21,192
41,000	Sinotrans Ltd – Class H	20,585
41,000	SOHO China Ltd	21,695
46,500	Sun Art Retail Group Ltd	39,460
37,000	Sunac China Holdings Ltd	28,062
38,000	Tingyi Cayman Islands Holding Corp	45,140
8,000	Tsingtao Brewery Co Ltd – Class H	31,447
56,000	Want Want China Holdings Ltd	35,797
19,000	Weichai Power Co Ltd – Class H	30,589
36,000	Yanzhou Coal Mining Co Ltd – Class H	25,098
28,000	Zhejiang Expressway Co Ltd – Class H	29,899
114,000	Zijin Mining Group Co Ltd – Class H	38,121

	Total China	10,143,770

	Colombia — 0.1%
97,005	Ecopetrol SA *	41,646
5,782	Grupo Argos SA	33,887
70,069	Grupo Aval Acciones y Valores SA	26,550
3,035	Grupo de Inversiones Suramericana SA	35,042

	Total Colombia	137,125

	Czech Republic — 0.0%
3,198	CEZ AS	51,976

	Denmark — 0.1%
24	AP Moeller – Maersk A/S – Class A	30,380
43	AP Moeller – Maersk A/S – Class B	56,804
281	Carlsberg A/S – Class B	23,813
4,483	Danske Bank A/S	130,485
5,026	TDC A/S *	25,512
786	Tryg A/S	14,112

	Total Denmark	281,106

	Egypt — 0.0%
10,230	Commercial International Bank Egypt SAE	39,555
15,874	Talaat Moustafa Group	7,601

	Total Egypt	47,156

	Finland — 0.2%
338	Elisa Oyj	10,598
2,749	Fortum Oyj	39,893
765	Metso Oyj	21,618
794	Neste Oyj	32,618

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Finland — continued
36,641	Nokia Oyj	157,256
709	Nokian Renkaat Oyj	25,555
222	Orion Oyj – Class B	9,431
2,767	Sampo Oyj – A Shares	122,103
3,409	Stora Enso Oyj – R Shares	32,902
3,304	UPM-Kymmene Oyj	75,516
916	Wartsila Oyj Abp	38,578

	Total Finland	566,068

	France — 2.1%
10,515	ArcelorMittal *	79,126
425	Arkema SA	40,752
11,349	AXA SA	266,730
6,230	BNP Paribas SA	361,083
1,256	Bouygues SA	42,511
3,517	Carrefour SA	82,304
351	Casino Guichard-Perrachon SA	15,951
173	Christian Dior SE	33,619
2,950	Cie de Saint-Gobain	127,782
1,155	Cie Generale des Etablissements Michelin	123,316
1,167	CNP Assurances	20,469
6,963	Credit Agricole SA	78,452
1,642	Electricite de France SA	17,370
9,040	Engie SA	111,307
1,054	Eutelsat Communications	18,948
204	Fonciere Des Regions (REIT)	16,005
215	Gecina SA (REIT)	28,193
226	ICADE (REIT)	15,598
244	Imerys SA	16,990
1,397	Klepierre (REIT)	51,971
802	Lagardere SCA	19,753
6,361	LVMH Moet Hennessy Louis Vuitton SE	1,155,256
5,808	Natixis SA	29,202
12,289	Orange SA	178,957
1,541	Peugeot SA *	22,676
367	Renault SA	28,808
1,868	Rexel SA	28,836
6,910	Sanofi	556,921
3,282	Schneider Electric SE	217,848
951	SCOR SE	30,154
2,020	SES SA	43,602
4,491	Societe Generale SA	192,677
3,945	STMicroelectronics NV	40,213
1,848	Suez	25,764
677	Technip SA	46,912
13,384	TOTAL SA	638,120
610	Unibail-Rodamco SE (REIT)	133,942
2,784	Veolia Environnement SA	48,017
2,970	Vinci SA	192,351
7,192	Vivendi SA	136,861
195	Wendel SA	22,545

	Total France	5,337,892

Shares	Description	Value ($)
	Germany — 1.5%
2,687	Allianz SE (Registered)	426,994
138	Axel Springer SE	5,917
5,400	BASF SE	466,614
2,049	Bayerische Motoren Werke AG	174,337
5,859	Daimler AG (Registered)	389,153
8,537	Deutsche Bank AG (Registered) *	134,594
12,382	E.ON SE	81,534
865	Evonik Industries AG	24,209
264	Fraport AG Frankfurt Airport Services Worldwide	15,320
374	Hannover Rueck SE	39,693
1,184	K+S AG (Registered)	24,092
1,180	Linde AG	198,237
1,033	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	188,196
263	RTL Group SA *	17,856
3,029	RWE AG *	38,004
10,266	SAP AG	857,359
4,440	Siemens AG (Registered)	500,494
4,719	Telefonica Deutschland Holding AG	18,530
1,238	Uniper SE *	15,424
219	Volkswagen AG	29,998
1,225	Vonovia SE	39,492

	Total Germany	3,686,047

	Greece — 0.1%
36,824	Eurobank Ergasias SA *	27,483
663	FF Group *	14,240
108,392	National Bank of Greece SA *	25,217
4,426	OPAP SA	41,271
129,807	Piraeus Bank SA *	27,256

	Total Greece	135,467

	Hong Kong — 0.5%
7,359	Bank of East Asia Ltd (The)	30,473
23,000	BOC Hong Kong Holdings Ltd	86,117
8,000	Cathay Pacific Airways Ltd	10,815
16,500	CK Hutchison Holdings Ltd	200,683
16,000	First Pacific Co Ltd	11,232
14,000	Hang Lung Properties Ltd	31,517
4,700	Hang Seng Bank Ltd	88,934
18,000	HK Electric Investments & HK Electric Investments Ltd	15,807
2,631	Hong Kong Exchanges and Clearing Ltd	69,103
7,200	Hongkong Land Holdings Ltd	46,001
4,000	Hysan Development Co Ltd	17,626
1,500	Jardine Matheson Holdings Ltd	80,815
4,500	Kerry Properties Ltd	12,865
26,000	Li & Fung Ltd	11,377
4,500	MTR Corp Ltd	22,485
33,000	New World Development Co Ltd	36,725
10,000	NWS Holdings Ltd	17,268

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — continued
8,500	Power Assets Holdings Ltd	81,059
14,800	Sands China Ltd	72,638
20,000	Sino Land Co Ltd	31,377
12,000	SJM Holdings Ltd	9,702
8,000	Sun Hung Kai Properties Ltd	104,480
3,500	Swire Pacific Ltd – Class A	34,903
7,200	Swire Properties Ltd	21,741
8,000	Wharf Holdings Ltd (The)	59,210
6,000	Wheelock & Co Ltd	35,592
5,000	Yue Yuen Industrial Holdings Ltd	17,968

	Total Hong Kong	1,258,513

	Hungary — 0.0%
725	MOL Hungarian Oil & Gas Plc	45,340
2,323	OTP Bank Plc	62,484

	Total Hungary	107,824

	India — 1.2%
892	ACC Ltd	17,535
13,527	Ambuja Cements Ltd	41,647
11,842	Axis Bank Ltd	81,063
1,662	Bajaj Auto Ltd	65,239
11,630	Bharat Heavy Electricals Ltd	22,074
1,808	Bharat Petroleum Corp Ltd	16,964
17,977	Bharti Airtel Ltd	84,976
52	Bosch Ltd	15,455
9,161	Cairn India Ltd	33,853
13,764	Coal India Ltd	62,136
510	Container Corp Of India Ltd	8,707
5,647	GAIL India Ltd	34,926
3,952	HCL Technologies Ltd	46,414
22,091	Hindalco Industries Ltd	56,431
10,395	Housing Development Finance Corp Ltd	191,725
10,600	ICICI Bank Ltd Sponsored ADR	83,104
14,129	Idea Cellular Ltd	15,885
5,833	Indiabulls Housing Finance Ltd	64,976
33,600	Infosys Ltd Sponsored ADR	486,528
29,410	ITC Ltd	99,381
6,235	Larsen & Toubro Ltd	125,596
2,985	LIC Housing Finance Ltd	24,703
5,521	Mahindra & Mahindra Financial Services Ltd	23,892
2,452	Mahindra & Mahindra Ltd	42,406
162	Nestle India Ltd	14,898
32,246	NTPC Ltd	76,711
16,950	Oil & Natural Gas Corp Ltd	71,371
10,460	Power Finance Corp Ltd	20,452
24,922	Reliance Industries Ltd	359,336
2,919	Shriram Transport Finance Co Ltd	38,467
30,770	State Bank of India	115,612
31,110	Tata Motors Ltd	207,800
7,273	Tata Motors Ltd – Class A DVR	31,479

Shares	Description	Value ($)
	India — continued
21,968	Tata Power Co Ltd	23,749
5,964	Tata Steel Ltd	36,031
835	United Spirits Ltd *	23,506
17,620	Vedanta Ltd	58,827
12,234	Wipro Ltd	83,068

	Total India	2,906,923

	Indonesia — 0.4%
267,400	Adaro Energy Tbk PT	30,061
375,500	Astra International Tbk PT	208,859
62,300	Bank Danamon Indonesia Tbk PT	14,936
173,400	Bank Mandiri Persero Tbk PT	134,448
138,600	Bank Negara Indonesia Persero Tbk PT	52,822
206,200	Bank Rakyat Indonesia Persero Tbk PT	165,649
131,900	Global Mediacom Tbk PT	5,731
65,200	Hanjaya Mandala Sampoerna Tbk PT	18,335
27,400	Indocement Tunggal Prakarsa Tbk PT	32,234
81,500	Indofood Sukses Makmur Tbk PT	45,684
202,600	Perusahaan Gas Negara Persero Tbk PT	39,553
55,100	Semen Indonesia Persero Tbk PT	36,031
353,000	Telekomunikasi Indonesia Persero Tbk PT	99,116
31,100	United Tractors Tbk PT	48,075

	Total Indonesia	931,534

	Ireland — 0.0%
61,128	Bank of Ireland *	13,019

	Israel — 0.1%
6,575	Bank Hapoalim BM	39,518
8,666	Bank Leumi Le-Israel BM *	35,281
11,958	Bezeq The Israeli Telecommunication Corp Ltd	22,080
3,463	Israel Chemicals Ltd	13,353
944	Mizrahi Tefahot Bank Ltd	13,230
2,828	Teva Pharmaceutical Industries Ltd	104,465

	Total Israel	227,927

	Italy — 0.4%
7,227	Assicurazioni Generali SPA	91,208
2,563	Atlantia SPA	56,900
44,847	Enel SPA	181,077
14,938	Eni SPA	208,998
28,196	Intesa Sanpaolo SPA	62,136
6,328	Intesa Sanpaolo SPA – RSP	13,075
2,600	Italgas SPA *	9,303
3,489	Mediobanca SPA	24,056
1,657	Poste Italiane SPA	10,289
38,692	Saipem SPA *	17,425
13,000	Snam SPA	50,313
12,685	Telecom Italia SPA *	9,556
37,300	Telecom Italia SPA – RSP *	23,199
2,923	Tenaris SA	46,911

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Italy — continued
9,330	Terna Rete Elettrica Nazionale SPA	40,444
19,919	UniCredit SPA	42,489
6,906	UnipolSai SPA	13,129

	Total Italy	900,508

	Japan — 3.6%
400	Aeon Mall Co Ltd	5,851
1,200	Aisin Seiki Co Ltd	52,112
1,200	Ajinomoto Co Inc	23,474
7,000	Aozora Bank Ltd	24,332
6,000	Asahi Glass Co Ltd	39,402
8,000	Asahi Kasei Corp	72,268
2,000	Bank of Kyoto Ltd (The)	14,114
200	Benesse Holdings Inc	5,340
4,000	Bridgestone Corp	155,217
1,600	Brother Industries Ltd	27,837
6,600	Canon Inc	190,367
4,000	Chiba Bank Ltd (The)	24,164
4,000	Chubu Electric Power Co Inc	56,327
1,100	Chugoku Bank Ltd (The)	15,092
1,800	Chugoku Electric Power Co Inc (The)	20,636
7,300	Concordia Financial Group Ltd	34,247
900	Credit Saison Co Ltd	16,343
3,000	Dai Nippon Printing Co Ltd	28,696
6,600	Dai-ichi Life Insurance Co Ltd (The)	108,811
3,500	Daiichi Sankyo Co Ltd	73,657
3,200	Daiwa House Industry Co Ltd	92,128
10,000	Daiwa Securities Group Inc	61,291
1,600	Eisai Co Ltd	93,579
900	Electric Power Development Co Ltd	19,909
1,200	FANUC Corp	204,810
4,000	Fuji Electric Co Ltd	19,923
1,300	Fuji Heavy Industries Ltd	54,220
2,500	FUJIFILM Holdings Corp	93,976
12,000	Fujitsu Ltd	72,285
5,000	Fukuoka Financial Group Inc	22,001
2,500	Hachijuni Bank Ltd (The)	13,613
400	Hankyu Hanshin Holdings Inc	12,733
900	Hino Motors Ltd	9,299
3,000	Hiroshima Bank Ltd (The)	13,438
200	Hisamitsu Pharmaceutical Co Inc	9,683
200	Hitachi Chemical Co Ltd	4,466
700	Hitachi Construction Machinery Co Ltd	14,633
400	Hitachi High-Technologies Corp	16,015
30,000	Hitachi Ltd	163,173
1,100	Hokuriku Electric Power Co	12,002
9,600	Honda Motor Co Ltd	286,257
500	Idemitsu Kosan Co Ltd	11,510
5,900	Inpex Corp	57,731
1,200	Isetan Mitsukoshi Holdings Ltd	13,443
3,700	Isuzu Motors Ltd	44,531

Shares	Description	Value ($)
	Japan — continued
8,600	ITOCHU Corp	118,794
1,600	Iyo Bank Ltd (The)	10,419
1,500	J Front Retailing Co Ltd	21,469
700	Japan Airlines Co Ltd	20,900
2,500	Japan Post Bank Co Ltd	29,878
2,800	Japan Post Holdings Co Ltd	35,125
5	Japan Prime Realty Investment Corp (REIT)	20,377
8	Japan Real Estate Investment Corp (REIT)	43,438
16	Japan Retail Fund Investment Corp (REIT)	32,594
3,000	JFE Holdings Inc	44,597
1,100	JSR Corp	16,075
1,400	JTEKT Corp	22,894
13,900	JX Holdings Inc	53,872
1,000	Kamigumi Co Ltd	9,284
2,000	Kaneka Corp	16,207
4,400	Kansai Electric Power Co Inc (The) *	43,678
6,000	Kawasaki Heavy Industries Ltd	19,352
5,700	Komatsu Ltd	134,086
2,900	Konica Minolta Inc	28,166
800	Kuraray Co Ltd	11,484
200	Kurita Water Industries Ltd	4,195
2,000	Kyocera Corp	96,325
500	Kyowa Hakko Kirin Co Ltd	7,195
2,700	Kyushu Electric Power Co Inc	26,739
2,200	Kyushu Financial Group Inc	14,746
200	Lawson Inc	13,930
10,200	Marubeni Corp	56,653
300	Maruichi Steel Tube Ltd	9,760
3,600	Mazda Motor Corp	59,722
100	McDonald’s Holdings Co Ltd	2,759
4,680	Mebuki Financial Group Inc	17,282
500	Medipal Holdings Corp	7,242
4,200	Mitsubishi Chemical Holdings Corp	26,986
9,000	Mitsubishi Corp	196,911
12,000	Mitsubishi Electric Corp	168,518
1,000	Mitsubishi Gas Chemical Co Inc	15,384
13,000	Mitsubishi Heavy Industries Ltd	58,651
700	Mitsubishi Materials Corp	21,009
4,000	Mitsubishi Motors Corp	18,726
600	Mitsubishi Tanabe Pharma Corp	11,376
74,900	Mitsubishi UFJ Financial Group Inc	450,368
3,300	Mitsubishi UFJ Lease & Finance Co Ltd	15,473
10,600	Mitsui & Co Ltd	144,360
4,000	Mitsui Chemicals Inc	18,840
2,000	Mitsui Fudosan Co Ltd	48,022
7,000	Mitsui OSK Lines Ltd	18,314
139,100	Mizuho Financial Group Inc	251,176
2,000	MS&AD Insurance Group Holdings Inc	63,407
2,000	Nagoya Railroad Co Ltd	9,857
10,000	NEC Corp	26,422
1,100	NHK Spring Co Ltd	10,472
4	Nippon Building Fund Inc (REIT)	22,316

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
2,000	Nippon Electric Glass Co Ltd	10,805
5,000	Nippon Express Co Ltd	26,150
4,700	Nippon Steel & Sumitomo Metal Corp	102,390
4,100	Nippon Telegraph & Telephone Corp	164,579
10,000	Nippon Yusen KK	18,890
15,360	Nissan Motor Co Ltd	145,165
700	Nisshin Seifun Group Inc	9,870
200	Nissin Foods Holdings Co Ltd	10,508
600	NOK Corp	12,144
22,500	Nomura Holdings Inc	123,975
800	Nomura Real Estate Holdings Inc	13,131
22	Nomura Real Estate Master Fund Inc (REIT)	32,888
2,900	NSK Ltd	32,356
8,359	NTT DOCOMO Inc	191,394
500	NTT Urban Development Corp	4,365
600	Omron Corp	22,453
8,200	ORIX Corp	130,319
12,000	Osaka Gas Co Ltd	45,776
4,800	Panasonic Corp	49,779
13,700	Resona Holdings Inc	66,912
4,400	Ricoh Co Ltd	35,924
400	Rohm Co Ltd	22,238
300	Sankyo Co Ltd	9,578
1,400	SBI Holdings Inc	17,832
1,300	Sega Sammy Holdings Inc	19,677
1,700	Seiko Epson Corp	34,684
2,600	Sekisui Chemical Co Ltd	39,837
3,700	Sekisui House Ltd	61,395
1,100	Shikoku Electric Power Co Inc *	10,595
900	Shin-Etsu Chemical Co Ltd	67,454
12,000	Shinsei Bank Ltd	19,554
3,000	Shizuoka Bank Ltd (The)	24,690
1,300	Showa Shell Sekiyu KK	11,773
700	Sompo Japan Nipponkoa Holdings Inc	23,304
1,100	Sony Financial Holdings Inc	16,193
3,000	Sumitomo Chemical Co Ltd	13,985
7,000	Sumitomo Corp	84,484
4,700	Sumitomo Electric Industries Ltd	67,206
3,000	Sumitomo Heavy Industries Ltd	18,400
3,000	Sumitomo Metal Mining Co Ltd	40,483
7,900	Sumitomo Mitsui Financial Group Inc	297,943
2,100	Sumitomo Mitsui Trust Holdings Inc	77,970
1,100	Sumitomo Rubber Industries Ltd	18,442
300	Suntory Beverage & Food Ltd	12,887
350	Suzuken Co Ltd	10,601
3,600	T&D Holdings Inc	46,057
200	Taisho Pharmaceutical Holdings Co Ltd	17,228
2,000	Takashimaya Co Ltd	16,768
1,100	Takeda Pharmaceutical Co Ltd	45,457
1,200	Teijin Ltd	22,538
800	THK Co Ltd	17,510
3,000	Tobu Railway Co Ltd	14,498

Shares	Description	Value ($)
	Japan — continued
1,300	Tokio Marine Holdings Inc	56,960
4,500	Tokyo Electric Power Co Holdings Inc *	16,878
900	Tokyo Electron Ltd	83,501
14,000	Tokyo Gas Co Ltd	61,529
1,700	Tokyu Fudosan Holdings Corp	9,898
2,000	TonenGeneral Sekiyu KK	19,335
3,000	Toppan Printing Co Ltd	27,522
200	Toyo Suisan Kaisha Ltd	7,145
400	Toyoda Gosei Co Ltd	8,795
1,000	Toyota Industries Corp	47,792
16,538	Toyota Motor Corp	982,489
18	United Urban Investment Corp (REIT)	27,520
1,000	West Japan Railway Co	61,430
2,600	Yamada Denki Co Ltd	13,973
1,000	Yamaguchi Financial Group Inc	10,531
1,200	Yamaha Motor Co Ltd	28,176
700	Yokohama Rubber Co Ltd (The)	12,873

	Total Japan	8,978,142

	Malaysia — 0.4%
24,900	AirAsia Berhad	15,379
21,500	Alliance Financial Group Berhad	18,529
38,800	AMMB Holdings Berhad	36,287
1,300	British American Tobacco Malaysia Berhad	12,865
18,335	CIMB Group Holdings Berhad	18,723
45,500	DiGi.Com Berhad	49,653
30,300	Felda Global Ventures Holdings Berhad	10,463
33,400	Gamuda Berhad	35,839
44,500	Genting Berhad	79,242
13,000	Hong Leong Bank Berhad	38,637
4,500	Hong Leong Financial Group Berhad	15,105
57,400	IJM Corp Berhad	41,464
15,400	IOI Properties Group Berhad	7,201
56,600	Malayan Banking Berhad	98,358
36,700	Maxis Berhad	48,925
7,800	MISC Berhad	12,816
17,500	Public Bank Berhad	76,705
16,041	RHB Bank Berhad	17,581
12,300	RHB Capital Berhad *	—
65,300	SapuraKencana Petroleum Berhad *	21,199
45,100	Sime Darby Berhad	80,496
33,600	Tenaga Nasional Berhad	105,543
11,600	UMW Holdings Berhad	13,331
85,600	YTL Corp Berhad	27,563
43,900	YTL Power International Berhad	13,851

	Total Malaysia	895,755

	Mexico — 0.5%
55,800	Alfa SAB de CV – Class A	73,845
405,864	America Movil SAB de CV – Series L	245,775
8,000	Arca Continental SAB de CV	42,329

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Mexico — continued
280,200	Cemex SAB de CV CPO *	217,885
9,900	Coca-Cola Femsa SAB de CV – Series L	62,255
48,300	Fibra Uno Administracion SA de CV (REIT)	74,553
10,600	Gentera SAB de CV	16,774
4,160	Grupo Aeroportuario del Sureste SAB de CV – Class B	60,281
6,700	Grupo Comercial Chedraui SA de CV	12,201
49,500	Grupo Financiero Banorte SAB de CV – Class O	237,372
36,200	Grupo Financiero Santander Mexico SAB de CV – Class B	50,810
75,600	Grupo Mexico SAB de CV – Series B	207,077
30,300	Kimberly-Clark de Mexico SAB de CV – Class A	53,013
15,400	OHL Mexico SAB de CV *	13,120

	Total Mexico	1,367,290

	Netherlands — 0.5%
1,493	ABN AMRO Group NV	32,260
12,089	Aegon NV	61,380
1,173	Altice NV – Class A *	20,179
570	Boskalis Westminster	17,762
22,753	ING Groep NV	309,152
1,539	Koninklijke Ahold Delhaize NV	30,307
1,154	Koninklijke DSM NV	70,067
12,885	Koninklijke KPN NV	36,978
1,229	NN Group NV	39,449
756	Randstad Holdings NV	38,338
14,593	Unilever NV CVA	581,820

	Total Netherlands	1,237,692

	New Zealand — 0.0%
2,258	Contact Energy Ltd	7,505
4,274	Fletcher Building Ltd	31,094
4,347	Mercury NZ Ltd	9,264
8,689	Meridian Energy Ltd	15,794

	Total New Zealand	63,657

	Norway — 0.1%
6,049	DNB ASA	89,023
1,358	Gjensidige Forsikring ASA	21,704
8,324	Norsk Hydro ASA	39,196
4,960	Orkla ASA	44,162
6,904	Statoil ASA	119,698
1,106	Yara International ASA	40,896

	Total Norway	354,679

	Peru — 0.1%
1,900	Cia de Minas Buenaventura SAA ADR	21,223
700	Credicorp Ltd	109,683
400	Southern Copper Corp	13,132

	Total Peru	144,038

Shares	Description	Value ($)
	Philippines — 0.2%
38,520	Aboitiz Equity Ventures Inc	56,902
29,200	Aboitiz Power Corp	25,273
40,700	Alliance Global Group Inc	10,649
15,570	Bank of the Philippine Islands	28,195
20,760	BDO Unibank Inc	46,654
51,300	DMCI Holdings Inc	13,936
120,700	Energy Development Corp	12,365
655	Globe Telecom Inc	19,262
10,170	International Container Terminal Services Inc	14,777
224,000	Megaworld Corp	16,568
259,700	Metro Pacific Investments Corp	32,308
12,500	Metropolitan Bank & Trust Co	18,834
1,925	PLDT Inc	48,998
32,400	Robinsons Land Corp	16,786
9,040	Security Bank Corp	32,929
4,770	SM Investments Corp	59,902

	Total Philippines	454,338

	Poland — 0.2%
647	Bank Handlowy w Warszawie SA	10,373
1,313	Bank Pekao SA	36,915
4,375	Enea SA *	9,675
4,103	Energa SA	7,762
644	Grupa Lotos SA *	5,669
2,775	KGHM Polska Miedz SA	57,662
14,055	Orange Polska SA	17,999
16,675	PGE Polska Grupa Energetyczna SA	36,755
6,358	Polski Koncern Naftowy ORLEN SA	115,677
11,123	Powszechny Zaklad Ubezpieczen SA	78,183
10,490	Synthos SA *	10,955
20,839	Tauron Polska Energia SA *	13,142

	Total Poland	400,767

	Portugal — 0.0%
14,334	EDP-Energias de Portugal SA	41,411

	Qatar — 0.1%
968	Barwa Real Estate Co	8,188
3,186	Commercial Bank QSC (The)	28,836
2,520	Doha Bank QSC	23,235
1,560	Industries Qatar QSC	44,838
7,354	Masraf Al Rayan QSC	68,211
1,594	Ooredoo QSC	40,664
193	Qatar Electricity & Water Co QSC	11,290
3,513	Qatar Gas Transport Co Ltd	22,257
2,089	Qatar National Bank SAQ	85,499

	Total Qatar	333,018

	Russia — 0.5%
113,211	Gazprom PAO Sponsored ADR	522,822
7,557	Lukoil PJSC Sponsored ADR	370,996
1,860	MegaFon PJSC GDR (Registered)	16,252

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Russia — continued
10,200	Mobile TeleSystems PJSC Sponsored ADR	79,866
7,575	Rosneft PJSC GDR (Registered)	39,967
8,970	Rostelecom PJSC	11,771
2,318,000	RusHydro PJSC *	33,877
2,151	Severstal PJSC GDR (Registered)	32,433
142,700	Surgutneftegas OJSC	66,366
3,062	Tatneft PAO Sponsored ADR	111,795

	Total Russia	1,286,145

	Singapore — 0.2%
14,000	CapitaLand Commercial Trust (REIT)	14,848
11,200	DBS Group Holdings Ltd	136,341
47,900	Golden Agri-Resources Ltd	14,399
38,400	Hutchison Port Holdings Trust – Class U	16,087
9,000	Keppel Corp Ltd	34,091
32,000	Noble Group Ltd *	3,554
18,800	Oversea-Chinese Banking Corp Ltd	118,718
6,700	Sembcorp Industries Ltd	12,596
5,200	Sembcorp Marine Ltd	5,080
16,200	Suntec Real Estate Investment Trust	19,054
2,555	United Overseas Bank Ltd	36,240
3,200	UOL Group Ltd	13,114
11,900	Wilmar International Ltd	29,166
13,000	Yangzijiang Shipbuilding Holdings Ltd	7,406

	Total Singapore	460,694

	South Africa — 1.0%
8,241	Barclays Africa Group Ltd	91,948
3,353	Brait SE *	20,246
4,506	Coronation Fund Managers Ltd	22,948
2,839	Exxaro Resources Ltd	19,431
66,699	FirstRand Ltd	238,546
13,635	Fortress Income Fund Ltd (REIT)	29,532
18,878	Fortress Income Fund Ltd – Class A (REIT)	21,734
4,255	Foschini Group Ltd (The)	44,719
15,421	Gold Fields Ltd	47,819
37,621	Growthpoint Properties Ltd (REIT)	66,383
4,820	Hyprop Investments Ltd (REIT)	38,619
12,377	Impala Platinum Holdings Ltd *	38,767
3,589	Imperial Holdings Ltd	43,058
2,269	Liberty Holdings Ltd	17,854
12,273	Life Healthcare Group Holdings Ltd	27,025
21,806	MMI Holdings Ltd	33,961
2,345	Mondi Ltd	47,159
31,831	MTN Group Ltd	255,068
3,919	Nedbank Group Ltd	63,903
1,061	Pioneer Foods Group Ltd	11,695
88,008	Redefine Properties Ltd (REIT)	64,523
13,989	RMB Holdings Ltd	61,847
28,175	Sanlam Ltd	123,147
5,365	Sappi Ltd *	31,689

Shares	Description	Value ($)
	South Africa — continued
10,611	Sasol Ltd	284,907
14,591	Sibanye Gold Ltd	30,145
24,046	Standard Bank Group Ltd	257,071
55,688	Steinhoff International Holdings NV	256,867
4,698	Telkom SA SOC Ltd	23,173
2,124	Tiger Brands Ltd	59,288
8,979	Truworths International Ltd	44,683
7,277	Tsogo Sun Holdings Ltd	14,543
7,372	Vodacom Group Ltd	75,679

	Total South Africa	2,507,977

	South Korea — 2.2%
5,258	BNK Financial Group Inc	40,298
552	Daelim Industrial Co Ltd	35,976
3,353	DGB Financial Group Inc	27,433
842	Dongbu Insurance Co Ltd	52,498
414	Dongsuh Cos Inc	9,426
616	Doosan Heavy Industries & Construction Co	13,572
985	GS Engineering & Construction Corp *	19,857
1,013	GS Holdings Corp	47,211
5,870	Hana Financial Group Inc	161,602
312	Hanwha Corp	9,375
4,306	Hanwha Life Insurance Co Ltd	24,523
453	Hyosung Corp	53,774
151	Hyundai Department Store Co Ltd	13,943
1,542	Hyundai Engineering & Construction Co Ltd	51,819
831	Hyundai Heavy Industries Co Ltd *	100,712
621	Hyundai Marine & Fire Insurance Co Ltd	19,336
1,306	Hyundai Mobis Co Ltd	278,071
2,678	Hyundai Motor Co	304,211
1,590	Hyundai Steel Co	67,571
323	Hyundai Wia Corp	19,005
5,517	Industrial Bank of Korea	61,578
7,661	KB Financial Group Inc	275,475
115	KCC Corp	36,599
5,224	Kia Motors Corp	166,895
5,092	Korea Electric Power Corp	202,031
549	Korea Gas Corp	20,104
503	Korea Investment Holdings Co Ltd	17,161
59	Korea Zinc Co Ltd	23,746
253	Korean Air Lines Co Ltd *	6,751
19	KT Corp	485
2,178	KT&G Corp	195,822
177	Kumho Petrochemical Co Ltd	11,020
1,882	LG Corp	90,904
4,613	LG Display Co Ltd	110,373
4,243	LG Uplus Corp	41,518
40	Lotte Confectionery Co Ltd	6,126
219	Lotte Shopping Co Ltd	40,750
3,563	Mirae Asset Daewoo Co Ltd	21,100
2,791	NH Investment & Securities Co Ltd	23,395
331	OCI Co Ltd *	20,789

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
701	Paradise Co Ltd	8,026
1,384	POSCO	296,307
903	Posco Daewoo Corp	20,538
690	Samsung Card Co Ltd	24,648
556	Samsung Electro-Mechanics Co Ltd	21,986
663	Samsung Electronics Co Ltd	986,661
1,281	Samsung Life Insurance Co Ltd	124,771
1,137	Samsung Securities Co Ltd	31,060
8,464	Shinhan Financial Group Co Ltd	318,953
68	Shinsegae Inc	10,502
595	SK Holdings Co Ltd	117,814
11,654	SK Hynix Inc	426,253
1,284	SK Innovation Co Ltd	168,033
2,205	SK Networks Co Ltd	12,843
401	SK Telecom Co Ltd	77,376
893	S-Oil Corp	64,299
6,703	Woori Bank	68,696

	Total South Korea	5,501,601

	Spain — 0.6%
1,209	ACS Actividades de Construccion y Servicios SA	35,553
40,561	Banco Bilbao Vizcaya Argentaria SA	249,759
11,835	Banco de Sabadell SA	14,761
4,111	Banco Popular Espanol SA	3,605
85,849	Banco Santander SA	392,171
28,608	Bankia SA	25,463
10,575	CaixaBank SA	30,664
1,330	Enagas SA	32,743
1,966	Endesa SA	40,588
2,065	Ferrovial SA	36,564
2,168	Gas Natural SDG SA	37,052
32,561	Iberdrola SA	195,839
7,318	Mapfre SA	21,938
2,748	Red Electrica Corp SA	48,867
6,955	Repsol SA	93,103
26,274	Telefonica SA	218,866
1,050	Telefonica SA Interim Shares *	8,738
584	Zardoya Otis SA	4,559

	Total Spain	1,490,833

	Sweden — 0.4%
1,865	Alfa Laval AB	27,960
342	ICA Gruppen AB	10,142
1,114	Industrivarden AB – C Shares	19,076
18,800	Nordea Bank AB	197,578
3,300	Sandvik AB	39,033
9,402	Skandinaviska Enskilda Banken AB – Class A	93,640
2,352	Skanska AB – B Shares	54,066
2,464	SKF AB – B Shares	44,336
9,268	Svenska Handelsbanken AB – A Shares	128,627
5,605	Swedbank AB – A Shares	129,438

Shares	Description	Value ($)
	Sweden — continued
2,167	Tele2 AB – B Shares	16,558
270	Tele2 AB – B Shares *	2,062
18,836	Telefonaktiebolaget LM Ericsson – B Shares	96,670
16,075	Telia Co AB	60,402
9,791	Volvo AB – B Shares	104,691

	Total Sweden	1,024,279

	Switzerland — 2.1%
3,256	ABB Ltd (Registered) *	66,366
1,026	Adecco Group AG (Registered)	63,186
540	Aryzta AG *	22,985
310	Baloise Holding AG (Registered)	37,317
3,454	Credit Suisse Group AG (Registered) *	45,942
1,386	Julius Baer Group Ltd *	61,109
41,572	Nestle SA (Registered)	2,797,740
15,378	Novartis AG (Registered)	1,059,879
210	Pargesa Holding SA	13,302
196	Swatch Group AG (The)	57,634
199	Swiss Life Holding AG (Registered) *	54,684
411	Swiss Prime Site AG (Registered) *	33,637
1,923	Swiss Re AG	176,883
161	Swisscom AG (Registered)	68,727
23,229	UBS Group AG (Registered)	369,329
885	Zurich Insurance Group AG *	231,871

	Total Switzerland	5,160,591

	Taiwan — 2.6%
58,000	Acer Inc *	24,481
82,000	Advanced Semiconductor Engineering Inc	87,903
47,000	Asia Cement Corp	41,253
38,000	Asia Pacific Telecom Co Ltd *	11,833
14,000	Asustek Computer Inc	115,608
172,000	AU Optronics Corp	61,897
1,000	Casetek Holdings Ltd	2,723
5,000	Catcher Technology Co Ltd	36,218
162,000	Cathay Financial Holding Co Ltd	237,354
7,000	Chailease Holding Co Ltd	11,916
97,520	Chang Hwa Commercial Bank Ltd	52,133
22,000	Cheng Shin Rubber Industry Co Ltd	41,313
53,000	China Airlines Ltd	15,881
271,000	China Development Financial Holding Corp	67,457
65,520	China Life Insurance Co Ltd	69,753
234,000	China Steel Corp	182,876
33,000	Chunghwa Telecom Co Ltd	111,168
84,000	Compal Electronics Inc	47,790
328,320	CTBC Financial Holding Co Ltd	179,863
26,250	Eva Airways Corp	12,854
64,000	Far Eastern New Century Corp	47,254
20,000	Far EasTone Telecommunications Co Ltd	46,261
190,190	First Financial Holding Co Ltd	100,132
15,000	Formosa Taffeta Co Ltd	14,029

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
18,361	Foxconn Technology Co Ltd	48,011
132,000	Fubon Financial Holding Co Ltd	204,078
16,000	Highwealth Construction Corp	23,986
294,525	Hon Hai Precision Industry Co Ltd	756,566
7,000	HTC Corp *	18,457
135,936	Hua Nan Financial Holdings Co Ltd – Class C	68,998
168,000	Innolux Corp	57,806
19,000	Inotera Memories Inc *	17,749
46,000	Inventec Corp	30,974
41,435	Lite-On Technology Corp	65,313
28,000	MediaTek Inc	193,874
216,000	Mega Financial Holding Co Ltd	153,940
4,000	Merida Industry Co Ltd	17,593
93,000	Nan Ya Plastics Corp	195,533
14,000	Nanya Technology Corp	19,475
11,000	Novatek Microelectronics Corp	36,476
1,000	OBI Pharma Inc *	8,803
25,000	Pegatron Corp	59,419
3,000	Phison Electronics Corp	22,825
13,000	Powertech Technology Inc	33,292
54,000	Quanta Computer Inc	100,323
9,000	Realtek Semiconductor Corp	27,902
17,000	Ruentex Development Co Ltd *	20,264
10,000	Ruentex Industries Ltd	18,331
162,000	Shin Kong Financial Holding Co Ltd *	41,722
43,000	Siliconware Precision Industries Co Ltd	65,089
5,000	Simplo Technology Co Ltd	14,757
200,550	SinoPac Financial Holdings Co Ltd	57,216
28,350	Synnex Technology International Corp	28,917
171,577	Taishin Financial Holding Co Ltd	62,910
44,100	Taiwan Business Bank	11,157
66,000	Taiwan Cement Corp	76,079
75,970	Taiwan Cooperative Financial Holding Co Ltd	33,464
16,000	Taiwan Fertilizer Co Ltd	20,344
16,000	Taiwan Mobile Co Ltd	53,868
65,126	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	1,933,591
38,000	Teco Electric and Machinery Co Ltd	31,810
4,000	Transcend Information Inc	10,965
240,000	United Microelectronics Corp	84,632
49,393	Wistron Corp	35,200
30,000	WPG Holdings Ltd	37,039
190,000	Yuanta Financial Holding Co Ltd	68,800
17,000	Yulon Motor Co Ltd	14,726
3,000	Zhen Ding Technology Holding Ltd	5,999

	Total Taiwan	6,508,223

	Thailand — 0.4%
20,800	Advanced Info Service Pcl (Foreign Registered)	84,200
4,900	Bangkok Bank Pcl NVDR	21,393
31,000	Banpu Pcl (Foreign Registered)	16,204
19,600	BEC World Pcl (Foreign Registered)	10,161

Shares	Description	Value ($)
	Thailand — continued
117,000	BTS Group Holdings Pcl (Foreign Registered)	28,511
2,600	Electricity Generating Pcl (Foreign Registered)	14,500
10,300	Glow Energy Pcl (Foreign Registered)	22,814
28,900	Indorama Ventures Pcl (Foreign Registered)	26,681
200,400	IRPC Pcl (Foreign Registered)	27,150
11,500	Kasikornbank Pcl NVDR	54,531
69,900	Krung Thai Bank Pcl (Foreign Registered)	34,433
27,800	PTT Exploration & Production Pcl (Foreign Registered)	64,799
41,500	PTT Global Chemical Pcl (Foreign Registered)	72,947
20,000	PTT Pcl (Foreign Registered)	196,748
2,100	Siam Cement Pcl (The) (Foreign Registered)	28,012
31,200	Siam Commercial Bank Pcl (The) (Foreign Registered)	127,852
16,300	Thai Oil Pcl (Foreign Registered)	33,822
171,000	TMB Bank Pcl (Foreign Registered)	9,681

	Total Thailand	874,439

	Turkey — 0.2%
6,114	Akbank TAS	13,396
37,654	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	31,618
27,751	Eregli Demir ve Celik Fabrikalari TAS	37,980
18,196	Haci Omer Sabanci Holding AS	46,304
8,085	KOC Holding AS	29,259
5,973	Petkim Petrokimya Holding AS	6,333
2,506	Tupras-Turkiye Petrol Rafineriler AS	49,920
7,180	Turk Hava Yollari AO *	10,037
9,008	Turk Telekomunikasyon AS	14,468
17,440	Turkcell Iletisim Hizmetleri AS *	45,809
12,386	Turkiye Halk Bankasi AS	31,595
31,213	Turkiye Is Bankasi – Class C	43,706
14,863	Turkiye Vakiflar Bankasi TAO – Class D	17,985
17,229	Yapi ve Kredi Bankasi AS *	15,597

	Total Turkey	394,007

	United Arab Emirates — 0.1%
38,989	Abu Dhabi Commercial Bank PJSC	65,764
61,451	Aldar Properties PJSC	41,501
24,597	Dubai Islamic Bank PJSC	35,078
45,622	Emaar Properties PJSC	84,812
17,917	First Gulf Bank PJSC	56,730
13,483	National Bank of Abu Dhabi PJSC	34,598

	Total United Arab Emirates	318,483

	United Kingdom — 7.7%
6,020	3i Group Plc	51,783
5,710	Aberdeen Asset Management Plc	19,120
1,307	Admiral Group Plc	31,049
8,677	Anglo American Plc *	129,168
1,592	Antofagasta Plc	13,737
7,436	AstraZeneca Plc	384,727
25,043	Aviva Plc	139,985

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
19,592	BAE Systems Plc	147,143
98,843	Barclays Plc	266,142
2,230	Barratt Developments Plc	13,070
288	Berkeley Group Holdings Plc (The)	8,927
13,073	BHP Billiton Plc	215,232
109,058	BP Plc	632,649
47,974	British American Tobacco Plc	2,626,108
6,047	British Land Co Plc (The) (REIT)	44,739
31,360	Centrica Plc	82,352
7,047	Cobham Plc	14,458
79,374	Compass Group Plc	1,358,938
8,510	Direct Line Insurance Group Plc	36,925
6,217	Dixons Carphone Plc	25,766
9,606	G4S PLC	29,306
28,641	GlaxoSmithKline Plc	534,466
75,734	Glencore Plc *	264,882
4,973	Hammerson Plc (REIT)	33,815
117,587	HSBC Holdings Plc	932,062
3,427	ICAP Plc	20,878
1,683	IMI Plc	20,400
5,637	Imperial Brands Plc	241,730
5,826	Intu Properties Plc (REIT)	19,600
4,966	Investec Plc	32,054
1,346	Investec Plc	8,726
8,335	J Sainsbury Plc	24,074
430	Johnson Matthey Plc	16,882
14,204	Kingfisher Plc	62,493
4,861	Land Securities Group Plc (REIT)	58,963
23,712	Legal & General Group Plc	69,802
384,611	Lloyds Banking Group Plc	277,780
10,114	Marks & Spencer Group Plc	41,505
4,798	Meggitt Plc	28,350
22,027	National Grid Plc	250,333
30,506	Old Mutual Plc	72,336
5,082	Pearson Plc	50,389
1,270	Persimmon Plc	26,932
20,794	Reckitt Benckiser Group Plc	1,756,544
7,263	Rio Tinto Plc	274,040
5,689	Rolls-Royce Holdings Plc *	48,089
21,497	Royal Bank of Scotland Group Plc *	52,170
26,954	Royal Dutch Shell Plc A Shares (London)	685,856
21,554	Royal Dutch Shell Plc B Shares (London)	573,166
5,570	Royal Mail Plc	32,623
6,295	RSA Insurance Group Plc	42,544
861	Schroders Plc	29,671
4,628	Segro Plc (REIT)	24,214
950	Severn Trent Plc	25,938
2,446	Smiths Group Plc	43,142
6,228	SSE PLC	114,734
12,193	Standard Life Plc	52,654
20,268	Standard Chartered Plc *	162,402
2,887	Tate & Lyle Plc	24,401

Shares	Description	Value ($)
	United Kingdom — continued
1,110	TUI AG	14,622
136,411	Unilever Plc	5,426,585
4,331	United Utilities Group Plc	47,769
156,152	Vodafone Group Plc	377,222
1,336	Weir Group Plc (The)	30,217
5,473	William Hill Plc	20,614
13,722	Wm Morrison Supermarkets Plc	37,290

	Total United Kingdom	19,256,283

	United States — 53.6%
26,118	3M Co.	4,485,505
56,600	Abbott Laboratories	2,154,762
33,500	Accenture Plc – Class A	4,000,905
9,010	Alphabet, Inc. – Class A *	6,990,679
4,695	Alphabet, Inc. – Class C *	3,558,998
79,447	American Express Co.	5,723,362
9,800	Amphenol Corp. – Class A	668,948
10,859	Analog Devices, Inc.	806,172
4,400	Anthem, Inc.	627,132
62,000	Apple, Inc.	6,852,240
3,800	Automatic Data Processing, Inc.	364,876
216	Ball Corp.	16,213
9,679	Becton Dickinson and Co.	1,636,719
15,950	Cerner Corp. *	793,991
2,285	Church & Dwight Co., Inc.	100,060
208,551	Cisco Systems, Inc.	6,218,991
79,998	Coca-Cola Co. (The)	3,227,919
51,338	Cognizant Technology Solutions Corp. – Class A *	2,827,697
11,709	Colgate-Palmolive Co.	763,778
15,151	Costco Wholesale Corp.	2,274,317
1,162	CR Bard, Inc.	244,659
13,900	CVS Health Corp.	1,068,771
12,200	Eli Lilly & Co.	818,864
34,048	Emerson Electric Co.	1,921,669
5,100	Genuine Parts Co.	490,773
9,600	Honeywell International, Inc.	1,093,824
6,291	Humana, Inc.	1,337,718
19,267	Illinois Tool Works, Inc.	2,411,843
8,631	Intuit, Inc.	981,172
588	Intuitive Surgical, Inc. *	378,519
55,300	Johnson & Johnson	6,154,890
13,463	MasterCard, Inc. – Class A	1,375,919
16,224	McDonald’s Corp.	1,935,036
54,367	Medtronic Plc	3,969,335
175,500	Microsoft Corp.	10,575,630
32,437	Monsanto Co.	3,331,604
25,694	NIKE Inc – Class B	1,286,499
191,182	Oracle Corp.	7,683,605
9,566	PepsiCo, Inc.	957,557
34,900	Pfizer, Inc.	1,121,686
47,389	Philip Morris International, Inc.	4,183,501

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
1,647	Procter & Gamble Co. (The)	135,812
82,909	QUALCOMM, Inc.	5,648,590
5,965	Rockwell Automation, Inc.	797,580
23,794	Schlumberger Ltd.	1,999,886
10,874	St Jude Medical, Inc.	861,221
18,526	Stryker Corp.	2,105,665
26,000	Teradata Corp. *	698,100
18,138	Texas Instruments, Inc.	1,340,942
10,016	TJX Cos., Inc. (The)	784,653
25,042	United Technologies Corp.	2,697,524
41,692	UnitedHealth Group, Inc.	6,600,677
15,912	VF Corp.	867,363
2,400	WW Grainger, Inc.	553,368
8,628	Zimmer Biomet Holdings, Inc.	878,848

	Total United States	133,386,567

	TOTAL COMMON STOCKS (COST $214,721,691)	223,933,199

	PREFERRED STOCKS — 1.1%

	Brazil — 0.9%
53,180	Banco Bradesco SA	466,658
2,300	Centrais Eletricas Brasileiras SA – Class B *	19,245
14,900	Cia Energetica de Minas Gerais	34,724
3,800	Cia Energetica de Sao Paulo – Class B	14,694
2,000	Cia Paranaense de Energia – Class B	17,079
17,000	Gerdau SA	67,990
59,840	Itau Unibanco Holding SA	625,043
77,110	Itausa-Investimentos Itau SA	195,938
77,700	Petroleo Brasileiro SA *	366,278
38,200	Vale SA *	287,985

	Total Brazil	2,095,634

	Chile — 0.0%
3,383	Embotelladora Andina SA – Class B	12,248
963	Sociedad Quimica y Minera de Chile SA – Class B	27,298

	Total Chile	39,546

	Colombia — 0.0%
1,905	Grupo de Inversiones Suramericana SA	21,289

	Germany — 0.1%
338	Bayerische Motoren Werke AG	24,260
947	Porsche Automobil Holding SE	47,961
1,148	Volkswagen AG	147,970

	Total Germany	220,191

	Russia — 0.0%
137,245	Surgutneftegas OJSC	66,804

	Shares / Par Value†	Description	Value ($)
		South Korea — 0.1%
	745	Hyundai Motor Co 2nd Preference	63,273
	473	Hyundai Motor Co	38,750
	153	LG Chem Ltd	21,508
	82	Samsung Electronics Co Ltd	94,801

		Total South Korea	218,332

		TOTAL PREFERRED STOCKS (COST $1,806,349)	2,661,796

		RIGHTS/WARRANTS — 0.0%

		Spain — 0.0%
	10,575	CaixaBank SA Rights, Expires 12/06/16 *	437

		TOTAL RIGHTS/WARRANTS (COST $448)	437

		MUTUAL FUNDS — 2.6%

		United States — 2.6%
		Affiliated Issuers
	262,643	GMO U.S. Treasury Fund	6,568,696

		TOTAL MUTUAL FUNDS (COST $6,566,835)	6,568,696

		SHORT-TERM INVESTMENTS — 5.0%

		Time Deposits — 0.3%
	576,556	Barclays (London) Time Deposit, 0.15%, due 12/01/16	576,556
AUD	887	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.75%, due 12/01/16	655
DKK	1,492	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.15)%, due 12/01/16	212
EUR	6,339	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.57)%, due 12/01/16	6,718
GBP	2,815	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	3,522
HKD	96,636	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/16	12,459
NOK	22,913	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 12/01/16	2,691
NZD	2,594	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.20%, due 12/01/16	1,837
SEK	6,194	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.73)%, due 12/01/16	672
SGD	13,714	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/16	9,568
ZAR	119,091	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.75%, due 12/01/16	8,460
JPY	3,939,714	Sumitomo (Tokyo) Time Deposit, (0.26)%, due 12/01/16	34,436

		Total Time Deposits	657,786

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value	Description	Value ($)
	U.S. Government — 4.7%
2,800,000	U.S. Treasury Bill, 0.37%, due 01/26/17 (a) (b)	2,798,387
5,300,000	U.S. Treasury Bill, 0.42%, due 02/02/17 (a) (b)	5,296,073
3,100,000	U.S. Treasury Bill, 0.44%, due 02/09/17 (a) (b)	3,097,353
500,000	U.S. Treasury Bill, 0.45%, due 02/16/17 (a)	499,519

	Total U.S. Government	11,691,332

	TOTAL SHORT-TERM INVESTMENTS (COST $12,349,215)	12,349,118

	TOTAL INVESTMENTS — 98.6% (Cost $235,444,538)	245,513,246
	Other Assets and Liabilities (net) — 1.4%	3,511,500

	TOTAL NET ASSETS — 100.0%	$249,024,746

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
151	Russell 2000 Mini	December 2016	$19,966,730	$(1,565,110)
1,747	S&P 500 E-Mini Index	December 2016	192,065,180	(2,823,808)

			$212,031,910	$(4,388,918)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Currency Abbreviations:

AUD - Australian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

ZAR - South African Rand

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
26,299,560	GMO Debt Opportunities Fund, Class VI	678,528,652
21,667,853	GMO Emerging Country Debt Fund, Class IV	619,700,593
861,786,107	GMO Implementation Fund	10,901,594,250
30,659,207	GMO SGM Major Markets Fund, Class VI	1,031,988,923
35,376,784	GMO Special Opportunities Fund, Class VI	699,045,247

	TOTAL MUTUAL FUNDS (COST $14,141,247,470)	13,930,857,665

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
7,920,508	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (a)	7,920,508

	TOTAL SHORT-TERM INVESTMENTS (COST $7,920,508)	7,920,508

	TOTAL INVESTMENTS — 100.0% (Cost $14,149,167,978)	13,938,778,173
	Other Assets and Liabilities (net) — (0.0%)	(6,898,895)

	TOTAL NET ASSETS — 100.0%	$13,931,879,278

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of November 30, 2016.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 39.3%

	Australia — 1.8%
300,970	Abacus Property Group (REIT)	661,272
555,824	Adelaide Brighton Ltd	2,099,103
14,357	ASX Ltd	515,311
82,203	Australia & New Zealand Banking Group Ltd	1,721,510
83,831	Bendigo & Adelaide Bank Ltd	745,205
272,266	BlueScope Steel Ltd	1,805,879
245,858	BWP Trust (REIT)	528,316
176,127	Charter Hall Retail (REIT)	552,551
30,654	CIMIC Group Ltd	696,087
42,868	Credit Corp Group Ltd	562,480
356,422	CSR Ltd	1,068,776
724,024	Dexus Property Group (REIT)	4,869,889
520,031	Downer EDI Ltd	2,165,060
1,338,334	Fairfax Media Ltd	795,541
31,631	Flight Centre Travel Group Ltd	779,665
315,545	Genworth Mortgage Insurance Australia Ltd	712,630
1,005,066	GPT Group (The) (REIT)	3,585,716
486,797	Investa Office Fund (REIT)	1,583,393
192,212	LendLease Group	1,926,909
287,070	Metcash Ltd *	437,698
3,131,755	Mirvac Group (REIT)	4,730,750
551,018	Myer Holdings Ltd	518,184
142,076	Navitas Ltd	540,153
449,108	Nine Entertainment Co Holdings Ltd	305,962
486,631	OZ Minerals Ltd	2,811,023
191,637	Pact Group Holdings Ltd	920,305
79,898	Resolute Mining Ltd	71,307
2,320,972	Scentre Group (REIT)	7,259,128
459,042	Shopping Centres Australasia Property Group (REIT)	717,324
223,503	Sonic Healthcare Ltd	3,594,648
741,148	Star Entertainment Grp Ltd (The)	2,883,003
1,092,762	Stockland (REIT)	3,486,578
175,756	Suncorp Group Ltd	1,619,604
3,835,354	Telstra Corp Ltd	14,291,567
97,851	Wesfarmers Ltd	3,012,904
88,143	Westfield Corp (REIT)	593,584
59,052	Woodside Petroleum Ltd	1,300,779
134,469	WorleyParsons Ltd *	867,174
113,845	WPP AUNZ Ltd	80,588

	Total Australia	77,417,556

	Austria — 0.2%
18,071	Oesterreichische Post AG *	584,891
94,528	OMV AG	3,055,043
44,707	Raiffeisen Bank International AG *	812,679
51,645	voestalpine AG	1,960,348

	Total Austria	6,412,961

Shares	Description	Value ($)
	Belgium — 0.1%
45,414	Ageas	1,693,047
64,728	bpost SA	1,453,771
12,999	D’Ieteren SA NV	511,411
5,629	Orange Belgium SA *	116,698
11,922	Umicore SA	715,796

	Total Belgium	4,490,723

	Brazil — 0.3%
361,300	Ambev SA	1,830,091
32,600	Banco Bradesco SA	280,159
200,000	Banco do Brasil SA	1,680,506
242,700	BB Seguridade Participacoes SA	2,026,584
754,150	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	3,697,528
13,900	Centrais Eletricas Brasileiras SA *	105,266
5,500	Companhia de Saneamento Basico do Estado de Sao Paulo	48,651
24,200	Cosan Ltd – Class A	173,998
34,800	EcoRodovias Infraestrutura e Logistica SA	81,178
141,078	EDP – Energias do Brasil SA	590,740
2,507	FII BTG Pactual Corporate Office Fund (REIT)	69,744
127,300	MRV Engenharia e Participacoes SA	434,270
215,800	Transmissora Alianca de Energia Eletrica SA	1,183,064

	Total Brazil	12,201,779

	Canada — 1.5%
127,500	Air Canada *	1,281,359
27,300	Bank of Montreal	1,799,203
22,800	BCE Inc	982,224
239,900	BCE Inc	10,338,577
9,700	Bird Construction Inc	67,155
16,900	Canadian Imperial Bank of Commerce	1,333,330
34,300	Canadian National Railway Co	2,293,220
45,500	Canadian Tire Corp Ltd – Class A	4,739,343
23,100	Cascades Inc	201,027
38,500	Celestica Inc *	467,170
80,200	CGI Group Inc – Class A *	3,798,947
84,900	Chorus Aviation Inc	415,873
229,100	CI Financial Corp	4,531,517
16,900	Cogeco Communications Inc	812,101
25,300	Cominar Real Estate Investment Trust	263,679
21,500	Corus Entertainment Inc – B Shares	194,305
111,800	Dream Global Real Estate Investment Trust	764,032
31,940	Dream Industrial Real Estate Investment Trust	184,036
27,800	Emera Inc	933,565
14,400	Fortis Inc	429,224
30,900	Gluskin Sheff + Associates Inc	361,378
453,200	IAMGOLD Corp *	1,659,900
3,000	Industrial Alliance Insurance & Financial Services Inc	127,187
1,500	Intact Financial Corp	104,407

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Canada — continued
900	Laurentian Bank of Canada	35,744
24,000	Medical Facilities Corp	299,263
262,400	Metro Inc	7,991,353
1,900	National Bank of Canada	71,174
30,400	North West Co Inc (The)	566,902
23,100	Open Text Corp	1,471,845
187,600	Pure Industrial Real Estate Trust (REIT)	742,970
26,300	Royal Bank of Canada	1,704,909
35,000	Russel Metals Inc	673,528
12,900	Saputo Inc	436,274
148,700	Sun Life Financial Inc	5,709,779
51,000	Toromont Industries Ltd	1,672,032
56,100	Toronto-Dominion Bank (The)	2,654,863
71,400	Transcontinental Inc – Class A	991,298
19,200	Valener Inc	297,869
56,030	WestJet Airlines Ltd	878,428
16,700	ZCL Composites Inc – Class C	151,920

	Total Canada	64,432,910

	China — 2.6%
550,000	Agile Group Holdings Ltd	307,441
857,000	Anhui Conch Cement Co Ltd – Class H	2,474,435
522,000	ANTA Sports Products Ltd	1,524,106
1,242,000	Beijing Capital International Airport Co Ltd – Class H	1,223,445
948,000	Beijing Capital Land Ltd – Class H	370,751
5,821,000	Belle International Holdings Ltd	3,356,230
29,208	Changyou.com Ltd ADR *	704,789
2,158,000	China BlueChemical Ltd – Class H	493,029
186,000	China Cinda Asset Management Co Ltd – Class H	67,101
63,000	China Communications Construction Co Ltd – Class H	75,333
2,434,000	China Communications Services Corp Ltd – Class H	1,431,341
1,548,000	China Everbright Ltd	3,120,371
265,000	China Greenfresh Group Co Ltd	129,407
3,982,000	China Jinmao Holdings Group Ltd	1,066,664
1,476,000	China Lesso Group Holdings Ltd	1,065,313
1,765,000	China Machinery Engineering Corp – Class H	1,152,248
92,100	China Mobile Ltd Sponsored ADR	5,036,949
7,504,000	China National Building Material Co Ltd – Class H	3,789,103
1,063,000	China National Materials Co Ltd – Class H	252,974
7,594,000	China Petroleum & Chemical Corp – Class H	5,445,495
1,130,000	China Railway Construction Corp Ltd – Class H	1,603,695
210,000	China Resources Cement Holdings Ltd	90,010
724,000	China Resources Land Ltd	1,754,042
2,534,000	China Resources Power Holdings Co Ltd	4,165,906
219,500	China Shenhua Energy Co Ltd – Class H	453,421
8,764,000	China Telecom Corp Ltd – Class H	4,250,217
3,080,000	China Travel International Investment Hong Kong Ltd	899,920

Shares	Description	Value ($)
	China — continued
1,181,500	China ZhengTong Auto Services Holdings Ltd	353,017
2,028,000	CIFI Holdings Group Co Ltd	600,509
3,988,000	CNOOC Ltd	5,249,489
3,977,000	Country Garden Holdings Co Ltd	2,222,695
3,488,000	Datang International Power Generation Co Ltd – Class H	937,487
88,000	Digital China Holdings Ltd	69,794
2,276,000	Dongfeng Motor Group Co Ltd – Class H	2,309,785
463,000	Far East Horizon Ltd	417,796
426,500	Great Wall Motor Co Ltd – Class H	400,483
1,549,000	Greentown China Holdings Ltd *	1,273,020
2,238,000	Guangdong Investment Ltd	3,128,740
2,208,400	Guangzhou R&F Properties Co Ltd – Class H	2,804,091
513,000	Hi Sun Technology China Ltd *	80,722
47,000	Hua Hong Semiconductor Ltd	54,161
2,771,000	Huabao International Holdings Ltd *	1,169,895
3,642,000	Huadian Power International Corp Ltd – Class H	1,541,551
1,200,000	Huaneng Power International Inc – Class H	750,439
1,396,000	Jiangsu Expressway Co Ltd – Class H	1,858,584
780,000	Kingboard Chemical Holdings Ltd	2,186,297
160,500	Kingboard Laminates Holdings Ltd	141,862
150,000	Kunlun Energy Co Ltd	109,896
2,419,500	KWG Property Holding Ltd	1,357,170
2,446,000	Lee & Man Paper Manufacturing Ltd	1,873,932
846,500	Longfor Properties Co Ltd	1,086,957
46,000	Minth Group Ltd	150,624
82,000	Nexteer Automotive Group Ltd	102,717
2,585,000	People’s Insurance Co Group of China Ltd (The) – Class H	1,088,494
2,372,000	PICC Property & Casualty Co Ltd – Class H	3,967,180
2,295,000	Poly Property Group Co Ltd *	714,080
435,000	Shanghai Industrial Holdings Ltd	1,224,359
335,600	Shanghai Pharmaceuticals Holding Co Ltd – Class H	838,895
1,300,000	Shenzhen Expressway Co Ltd – Class H	1,246,275
1,098,000	Shenzhen International Holdings Ltd	1,615,027
1,708,000	Shimao Property Holdings Ltd	2,229,889
311,000	Shui On Land Ltd	73,697
1,190,000	Sino Biopharmaceutical Ltd	815,613
3,336,500	Sino-Ocean Group Holding Ltd	1,420,014
1,831,500	Sinopec Engineering Group Co Ltd – Class H	1,584,207
163,000	Sinotrans Ltd – Class H	81,839
605,500	Sinotruk Hong Kong Ltd	420,042
3,806,000	Skyworth Digital Holdings Ltd	2,386,428
2,434,500	SOHO China Ltd	1,288,211
82,976	Sohu.com Inc *	2,873,459
706,000	Tianjin Port Development Holdings Ltd	109,835
864,000	Tianneng Power International Ltd	768,762
1,590,000	TravelSky Technology Ltd – Class H	3,328,884
763,000	Xinhua Winshare Publishing and Media Co Ltd – Class H *	775,695
1,461,500	XTEP International Holdings Ltd	655,537

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	China — continued
5,344,000	Yuexiu Property Co Ltd	790,557
1,447,000	Yuexiu Real Estate Investment Trust	809,232
496,000	Yuexiu Transport Infrastructure Ltd	335,602
276,000	Yuzhou Properties Co Ltd	100,562
1,926,000	Zhejiang Expressway Co Ltd – Class H	2,056,587

	Total China	112,134,411

	Czech Republic — 0.1%
90,562	CEZ AS	1,471,865
21,015	Komercni Banka as	694,142
306	Philip Morris CR AS	151,469

	Total Czech Republic	2,317,476

	Denmark — 0.1%
910	AP Moeller – Maersk A/S – Class B	1,202,123
18,236	Carlsberg A/S – Class B	1,545,365
3,200	Dfds A/S	131,414
3,561	Schouw & Co AB	237,065

	Total Denmark	3,115,967

	Finland — 0.3%
4,904	Cramo Oyj	122,938
14,464	Metso Oyj	408,730
111,321	Neste Oyj	4,573,179
67,702	Sponda Oyj	290,831
57,429	Stora Enso Oyj – R Shares	554,282
30,456	Tieto Oyj	772,968
264,308	UPM-Kymmene Oyj	6,041,039

	Total Finland	12,763,967

	France — 2.1%
242,229	Air France-KLM *	1,303,223
8,227	Alten SA	563,112
18,304	APERAM SA	819,126
884,050	AXA SA	20,777,343
132,830	BNP Paribas SA	7,698,647
24,721	Capgemini SA	1,946,253
22,965	Christian Dior SE	4,462,787
37,314	Cie Generale des Etablissements Michelin	3,983,905
103,139	CNP Assurances	1,809,075
5,907	Groupe Fnac SA *	428,381
23,682	IPSOS	687,757
23,256	LVMH Moet Hennessy Louis Vuitton SE	4,223,646
24,898	M6-Metropole Television SA	424,551
9,404	Nexity SA *	434,402
55,149	Rexel SA	851,327
82,497	SCOR SE	2,615,773
112,251	Societe Generale SA	4,815,893
10,348	Societe BIC SA	1,336,616
548,490	TOTAL SA	26,150,796
53,900	TOTAL SA Sponsored ADR	2,568,874

Shares	Description	Value ($)
	France — continued
33,375	Valeo SA	1,859,445

	Total France	89,760,932

	Germany — 2.5%
69,068	ADVA Optical Networking SE *	520,241
131,139	Allianz SE (Registered)	20,839,419
5,489	Aurubis AG	291,088
165,860	BASF SE	14,331,952
120,589	Bayerische Motoren Werke AG	10,260,198
6,880	Bechtle AG	640,683
17,921	Celesio AG	481,629
4,253	Cewe Stiftung & Co KGAA	375,755
343,505	Daimler AG (Registered)	22,815,460
427,043	Deutsche Lufthansa AG (Registered)	5,529,367
8,886	Diebold Nixdorf AG *	616,094
161	Duerr AG	12,851
38,882	Evonik Industries AG	1,088,211
20,875	Fraport AG Frankfurt Airport Services Worldwide	1,211,420
11,802	Freenet AG	300,917
2,942	Gerresheimer AG	214,473
29,006	Hannover Rueck SE	3,078,448
46,611	HeidelbergCement AG	4,176,818
30,280	K+S AG (Registered)	616,137
17,972	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,274,211
4,373	OSRAM Licht AG	222,419
73,699	ProSiebenSat.1 Media SE	2,522,288
28,221	RHOEN-KLINIKUM AG	745,454
27,887	RTL Group SA	1,893,306
121,555	RWE AG *	1,525,128
18,308	SAP AG	1,528,980
40,975	Siemens AG (Registered)	4,618,855
43,159	Software AG	1,521,666
37,422	STADA Arzneimittel AG	1,828,369
37,549	Talanx AG	1,191,406

	Total Germany	108,273,243

	Hong Kong — 0.9%
900,900	BOC Hong Kong Holdings Ltd	3,373,146
1,014,400	Champion (REIT)	576,284
70,500	CK Hutchison Holdings Ltd	857,462
166,900	Dah Sing Banking Group Ltd	310,945
388,200	Esprit Holdings Ltd *	317,846
284,170	Henderson Land Development Co Ltd	1,567,628
71,000	HKT Trust & HKT Ltd – Class SS	92,261
381,000	Hongkong Land Holdings Ltd	2,434,243
251,100	Hysan Development Co Ltd	1,106,442
403,300	Kerry Properties Ltd	1,153,016
839,900	Link (REIT)	5,776,261
89,800	Luk Fook Holdings International Ltd	259,767
933,200	Man Wah Holdings Ltd	649,641

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — continued
29,700	New World Development Co Ltd	33,052
629,000	Pacific Textiles Holdings Ltd	731,538
153,500	Sino Land Co Ltd	240,816
2,578,900	SJM Holdings Ltd	2,085,129
246,300	SmarTone Telecommunications Holdings Ltd	338,507
233,800	Sun Hung Kai Properties Ltd	3,053,417
233,000	Swire Pacific Ltd – Class A	2,323,540
172,000	Techtronic Industries Co Ltd	669,818
52,100	Television Broadcasts Ltd	185,627
244,000	Truly International Holdings Ltd	97,046
696,100	Wharf Holdings Ltd (The)	5,152,049
365,500	Wheelock & Co Ltd	2,168,125
55,425	Xinyi Automobile Glass Hong Kong Enterprises Ltd	9,982
1,027,400	Xinyi Glass Holdings Ltd *	764,818
136,900	Yue Yuen Industrial Holdings Ltd	491,964

	Total Hong Kong	36,820,370

	Hungary — 0.0%
408,907	Magyar Telekom Telecommunications Plc	681,467
9,013	MOL Hungarian Oil & Gas Plc	563,656
11,125	OTP Bank Plc	299,238

	Total Hungary	1,544,361

	India — 0.6%
154,763	Bharat Petroleum Corp Ltd	1,452,118
310,405	Canara Bank *	1,444,736
373,759	Firstsource Solutions Ltd *	201,205
17,111	HCL Technologies Ltd	200,957
45,388	Hexaware Technologies Ltd	136,356
24,485	Hindustan Zinc Ltd	100,661
741,630	Housing Development & Infrastructure Ltd *	669,570
114,869	Indiabulls Housing Finance Ltd	1,279,559
717,724	Infosys Ltd Sponsored ADR	10,392,643
44,065	Karnataka Bank Ltd (The)	69,773
60,587	KPIT Technologies Ltd	116,595
34,353	Mindtree Ltd	239,706
10,031	Mphasis Ltd	76,859
61,236	NIIT Technologies Ltd	380,941
4,207	Oracle Financial Services Software Ltd	188,708
819,693	Power Finance Corp Ltd	1,602,698
1,214,876	Rural Electrification Corp Ltd	2,430,295
89,590	Sonata Software Ltd	204,123
389,600	Syndicate Bank *	382,637
124,605	Tata Consultancy Services Ltd	4,137,357
44,016	Wipro Ltd	298,867

	Total India	26,006,364

	Indonesia — 0.0%
797,900	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	91,148

Shares	Description	Value ($)
	Ireland — 0.0%
58,821	Smurfit Kappa Group Plc	1,341,432

	Israel — 0.6%
9,799	B Communications Ltd	216,040
594,600	Bank Hapoalim BM	3,573,752
839,462	Bank Leumi Le-Israel BM *	3,417,563
465,618	Bezeq The Israeli Telecommunication Corp Ltd	859,753
161,000	Check Point Software Technologies Ltd *	13,255,130
499,562	El Al Israel Airlines	406,590
23,441	First International Bank of Israel Ltd	321,940
782,403	Israel Discount Bank Ltd – Class A *	1,596,027
59,406	Mizrahi Tefahot Bank Ltd	832,546
62,731	Teva Pharmaceutical Industries Ltd	2,317,258

	Total Israel	26,796,599

	Italy — 0.4%
610,383	A2A SPA	727,014
38,149	ACEA SPA	411,741
61,322	Amplifon SPA	586,956
6,949	ASTM SPA	67,532
347,875	Banca Mediolanum SPA	2,249,184
9,446	Brembo SPA	540,668
339,887	Enel SPA	1,372,349
242,089	Eni SPA	3,387,068
30,894	EXOR SPA	1,296,097
501,683	Hera SPA	1,037,915
390,940	Iren SPA	582,329
20,284	Italgas SPA *	72,577
18,619	MARR SPA	322,883
121,518	Recordati SPA	3,306,012
2,156	Reply SPA	248,610
101,423	Snam SPA	392,534
148,759	Societa Cattolica di Assicurazioni SCRL	835,965
26,703	Societa Iniziative Autostradali e Servizi SPA	217,244

	Total Italy	17,654,678

	Japan — 6.1%
3,100	Aeon Delight Co Ltd	85,740
28,100	Aisin Seiki Co Ltd	1,220,297
59,900	Alfresa Holdings Corp	965,507
41,700	AOKI Holdings Inc	492,573
21,100	Aoyama Trading Co Ltd	723,191
16,200	Asahi Group Holdings Ltd	530,289
175,100	Asahi Kasei Corp	1,581,772
2,000	Autobacs Seven Co Ltd	29,293
42,600	Bridgestone Corp	1,653,060
154,100	Calsonic Kansei Corp	2,407,116
138,400	Canon Inc	3,991,942
13,700	Cawachi Ltd	324,956
59,500	Central Japan Railway Co	9,823,051
35,000	Coca-Cola West Co Ltd	996,360

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
36,200	Concordia Financial Group Ltd	169,827
31,800	Cosmo Energy Holdings Co Ltd	410,697
46,900	Daicel Corp	525,900
6,600	Daiichikosho Co Ltd	259,991
54,900	Daiichi Sankyo Co Ltd	1,155,355
35,200	Daikyo Inc	75,090
23,400	Daito Trust Construction Co Ltd	3,646,878
70,300	Daiwa House Industry Co Ltd	2,023,929
139,100	DCM Holdings Co Ltd	1,264,318
236,800	Denka Co Ltd	1,058,227
22,400	Descente Ltd	248,134
13,100	DIC Corp	413,114
24,000	Doutor Nichires Holdings Co Ltd	447,359
10,500	DTS Corp	234,963
11,300	East Japan Railway Co	974,677
9,400	Ebara Corp	247,557
8,200	Ehime Bank Ltd (The)	98,357
9,500	Elecom Co Ltd	164,166
7,800	Exedy Corp	217,618
78,000	Fuji Heavy Industries Ltd	3,253,189
9,100	Fujicco Co Ltd	187,878
183,900	FujiFilm Holdings Corp	6,912,858
55,300	Fujitsu General Ltd	1,093,737
9,000	Fuyo General Lease Co Ltd	430,268
51,500	Gunze Ltd	171,928
8,100	Hakuhodo DY Holdings Inc	95,389
141,300	Hanwa Co Ltd	924,825
75,300	Haseko Corp	792,236
5,000	Heiwa Corp	108,540
39,700	Hitachi Chemical Co Ltd	886,526
2,500	Honda Motor Co Ltd	74,546
6,100	Horiba Ltd	275,010
26,300	Idemitsu Kosan Co Ltd	605,421
39,000	Isuzu Motors Ltd	469,380
1,359,100	ITOCHU Corp	18,773,609
4,000	Itochu Techno-Solutions Corp	108,791
219,400	Japan Airlines Co Ltd	6,550,768
59,200	Japan Tobacco Inc	2,052,380
104,500	K’s Holdings Corp	1,941,024
131,400	Kaneka Corp	1,064,832
456,000	Kanematsu Corp	762,462
6,400	Kao Corp	296,676
8,900	Kasai Kogyo Co Ltd	99,773
11,100	Kawasaki Kisen Kaisha Ltd	24,671
882,400	KDDI Corp	23,105,992
26,700	Keihin Corp	443,805
29,990	Kobe Steel Ltd *	287,174
98,400	Konica Minolta Inc	955,709
71,700	Kuraray Co Ltd	1,029,276
4,800	Kuroda Electric Co Ltd	97,272
11,300	Kyowa Exeo Corp	161,493
332,600	Marubeni Corp	1,847,323

Shares	Description	Value ($)
	Japan — continued
23,500	MCJ Co Ltd	208,630
88,600	Medipal Holdings Corp	1,283,243
354,000	Mitsubishi Chemical Holdings Corp	2,274,523
356,700	Mitsubishi Electric Corp	5,009,191
68,200	Mitsubishi Tanabe Pharma Corp	1,293,128
3,006,600	Mitsubishi UFJ Financial Group Inc	18,078,461
85,100	Mitsubishi UFJ Lease & Finance Co Ltd	399,003
185,600	Mitsui & Co Ltd	2,527,654
107,000	Mitsui Chemicals Inc	503,974
434,000	Mitsui Engineering & Shipbuilding Co Ltd	633,482
9,000	Mitsui Sugar Co Ltd	188,203
7,500	Mixi Inc	262,898
3,577,800	Mizuho Financial Group Inc	6,460,503
37,600	NHK Spring Co Ltd	357,963
18,700	Nichiha Corp	473,723
55,000	Nippon Corp	1,061,575
15,800	Nippon Electric Glass Co Ltd	85,363
111,700	Nippon Light Metal Holdings Co Ltd	251,277
26,500	Nippon Signal Co Ltd	215,293
569,900	Nippon Telegraph & Telephone Corp	22,876,438
13,600	Nishi-Nippon Financial Holdings Inc *	127,792
7,700	Nissan Chemical Industries Ltd	258,708
735,900	Nissan Motor Co Ltd	6,954,885
29,000	Nisshinbo Holdings Inc	284,679
48,600	Nissin Electric Co Ltd	560,753
21,100	NOK Corp	427,050
27,500	Nomura Real Estate Holdings Inc	451,370
29,300	Noritsu Koki Co Ltd	203,501
18,100	Open House Co Ltd	452,195
81,000	ORIX Corp	1,287,295
469,500	Osaka Gas Co Ltd	1,790,975
143,000	Otsuka Holdings Co Ltd	5,862,881
87,500	PanaHome Corp	625,113
18,900	Pola Orbis Holdings Inc	1,476,243
21,500	Press Kogyo Co Ltd	95,253
49,900	Rengo Co Ltd	297,318
364,900	Resona Holdings Inc	1,782,216
4,100	Roland DG Corp	103,847
166,900	Sekisui Chemical Co Ltd	2,557,242
175,000	Sekisui House Ltd	2,903,808
5,000	Shimamura Co Ltd	599,651
31,500	Showa Denko KK	431,384
1,407,700	Sojitz Corp	3,612,943
296,000	Sumitomo Chemical Co Ltd	1,379,839
93,100	Sumitomo Forestry Co Ltd	1,283,068
168,200	Sumitomo Heavy Industries Ltd	1,031,628
665,700	Sumitomo Mitsui Financial Group Inc	25,106,383
22,160	Sumitomo Mitsui Trust Holdings Inc	822,773
299,000	Sumitomo Osaka Cement Co Ltd	1,065,477
134,800	Sumitomo Rubber Industries Ltd	2,259,931
20,100	Sundrug Co Ltd	1,408,349
33,800	Suzuken Co Ltd	1,023,732

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
32,400	T-Gaia Corp	487,864
46,200	Takashimaya Co Ltd	387,339
48,900	TIS Inc	1,040,869
59,500	Toho Holdings Co Ltd	1,162,104
2,000	Token Corp	139,123
14,300	Tokyo Century Corp	468,372
342,300	Tokyo Electric Power Co Holdings Inc *	1,283,877
360,000	Tosoh Corp	2,457,164
8,200	Toyoda Gosei Co Ltd	180,301
85,000	Toyota Tsusho Corp	2,156,536
10,000	TPR Co Ltd	284,099
36,800	TS Tech Co Ltd	988,273
19,100	TSI Holdings Co Ltd	110,984
6,800	Tsuruha Holdings Inc	696,851
7,600	TV Asahi Holdings Corp	144,330
262,900	Ube Industries Ltd	554,680
11,800	UKC Holdings Corp	218,252
59,000	Wacoal Holdings Corp	691,705
79,100	Yamada Denki Co Ltd	425,092
5,000	Yellow Hat Ltd	102,873
23,600	Yokohama Rubber Co Ltd (The)	434,006
12,300	Yuasa Trading Co Ltd	305,536

	Total Japan	262,039,102

	Mexico — 0.3%
516,978	Alpek SA de CV	712,804
255,200	Arca Continental SAB de CV	1,350,293
475,060	Bolsa Mexicana de Valores SAB de CV	630,304
5,501	Controladora Comercial Mexicana SAB de CV *	8,719
123,881	Gruma SAB de CV – Class B	1,481,563
99,800	Grupo Aeroportuario del Centro Norte SAB de CV	470,432
161,900	Grupo Aeroportuario del Pacifico SAB de CV – Class B	1,382,161
55,900	Grupo Aeroportuario del Sureste SAB de CV – Class B	810,028
106,200	Grupo Financiero Interacciones SA de CV – Class O	392,160
171,042	Grupo Herdez SAB de CV	345,808
1,100	Industrias Bachoco SAB de CV Sponsored ADR	51,590
720,600	OHL Mexico SAB de CV *	613,925
2,288,038	Wal-Mart de Mexico SAB de CV	4,206,672

	Total Mexico	12,456,459

	Netherlands — 1.3%
39,361	Aalberts Industries NV	1,197,971
121,100	AerCap Holdings NV *	5,189,135
60,600	AVG Technologies NV *	1,611,960
16,076	BinckBank NV	88,281
6,270	Boskalis Westminster	195,378
25,569	Heineken Holding NV	1,792,263
42,172	Heineken NV	3,156,490

Shares	Description	Value ($)
	Netherlands — continued
486,716	ING Groep NV	6,613,154
348,416	Koninklijke Ahold Delhaize NV	6,861,327
37,327	NN Group NV	1,198,150
24,086	Philips Lighting NV *	551,312
658,707	PostNL NV *	3,242,401
36,326	Randstad Holdings NV	1,842,146
3,840	RELX NV	61,844
21,400	Unilever NV (Registered)	852,362
288,002	Unilever NV CVA	11,482,561
230,803	Wolters Kluwer NV	8,310,194

	Total Netherlands	54,246,929

	New Zealand — 0.1%
675,095	Air New Zealand Ltd	1,032,892
250,479	Fletcher Building Ltd	1,830,213
124,623	Fletcher Building Ltd	906,643
149,736	SKY Network Television Ltd	508,395
157,711	Spark New Zealand Ltd	405,701

	Total New Zealand	4,683,844

	Norway — 0.4%
31,623	Bakkafrost P/F	1,334,159
124,155	BW LPG Ltd	397,832
190,642	DNB ASA	2,805,682
400,209	Orkla ASA	3,563,281
17,945	Salmar ASA	561,279
19,206	SpareBank 1 Nord Norge	116,257
183,595	Statoil ASA	3,183,079
124,609	Storebrand ASA *	649,944
148,583	Subsea 7 SA *	1,739,875
115,809	Telenor ASA	1,708,725
40,680	Yara International ASA	1,504,203

	Total Norway	17,564,316

	Poland — 0.1%
57,097	Asseco Poland SA	713,542
197,873	Bank Millennium SA *	249,342
189,774	Enea SA *	419,657
88,484	KGHM Polska Miedz SA	1,838,607
1,976,487	Tauron Polska Energia SA *	1,246,465

	Total Poland	4,467,613

	Portugal — 0.0%
150,543	CTT-Correios de Portugal SA	936,466
178,037	REN – Redes Energeticas Nacionais SGPS SA	486,614

	Total Portugal	1,423,080

	Russia — 0.5%
551,000	Aeroflot PJSC *	1,168,850
1,021	Bashneft PJSC	56,658
2,717,387	Gazprom PJSC Sponsored ADR	12,549,208

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Russia — continued
75,391	Lukoil PJSC Sponsored ADR	3,701,170
223,980	Novolipetsk Steel PJSC	411,718
18,187	Novolipetsk Steel PJSC GDR	335,798
114,841	Rosneft PJSC GDR (Registered)	605,927
8,594,000	RusHydro PJSC	128,795
10,935	Tatneft PAO Sponsored ADR	399,243
415,490	Tatneft PJSC	2,531,629

	Total Russia	21,888,996

	Singapore — 0.2%
469,600	Ascendas Real Estate Investment Trust	765,949
1,507,900	CapitaLand Commercial Trust (REIT)	1,599,189
753,700	CapitaLand Mall Trust (REIT)	1,020,922
68,600	DBS Group Holdings Ltd	835,092
497,000	Fortune Real Estate Investment Trust	586,526
244,300	Frasers Centrepoint Trust (REIT)	332,424
4,050,800	Golden Agri-Resources Ltd	1,217,724
716,300	Mapletree Greater China Commercial Trust (REIT)	480,682
550,000	Mapletree Industrial Trust (REIT)	628,780
291,800	Mapletree Logistics Trust (REIT)	206,283
107,400	Parkway Life Real Estate Investment Trust	184,012
245,800	SATS Ltd	824,368
81,300	Venture Corp Ltd	550,001
2,027,700	Yangzijiang Shipbuilding Holdings Ltd	1,155,237

	Total Singapore	10,387,189

	South Africa — 1.0%
58,855	AECI Ltd	415,985
100,553	African Rainbow Minerals Ltd	765,388
9,614	Astral Foods Ltd	84,682
343,704	AVI Ltd	2,112,535
180,888	Barclays Africa Group Ltd	2,018,239
314,823	Barloworld Ltd	2,378,549
77,079	Bidvest Group Ltd (The)	890,392
68,811	Blue Label Telecoms Ltd	92,893
187,862	Clicks Group Ltd	1,610,180
105,457	Emira Property Fund Ltd (REIT)	103,277
73,926	Hyprop Investments Ltd (REIT)	592,316
263,479	KAP Industrial Holdings Ltd	142,180
273,479	Liberty Holdings Ltd	2,151,885
700,656	MMI Holdings Ltd	1,091,200
146,748	Mondi Ltd	2,951,187
150,463	MTN Group Ltd	1,205,689
318,440	Nedbank Group Ltd	5,192,490
151,504	Reunert Ltd	704,461
241,769	RMB Holdings Ltd	1,068,881
1,304,693	SA Corporate Real Estate Fund Nominees Pty Ltd	509,229
22,259	Santam Ltd	368,293
200,904	Sasol Ltd	5,394,295
837,175	Sibanye Gold Ltd	1,729,609

Shares	Description	Value ($)
	South Africa — continued
4,324	Standard Bank Group Ltd	46,227
228,965	Super Group Ltd *	657,167
352,758	Telkom SA SOC Ltd	1,739,983
310,214	Truworths International Ltd	1,543,753
95,478	Tsogo Sun Holdings Ltd	190,809
520,532	Vodacom Group Ltd	5,343,672
14,293	Wilson Bayly Holmes-Ovcon Ltd	145,226

	Total South Africa	43,240,672

	South Korea — 1.6%
187,393	BNK Financial Group Inc	1,436,194
16,616	Daekyo Co Ltd	118,025
29,859	Daishin Securities Co Ltd	265,161
77,716	Daou Technology Inc	1,246,608
135,996	DGB Financial Group Inc	1,112,671
24,515	Dongbu Insurance Co Ltd	1,528,492
17,489	DuzonBizon Co Ltd	335,580
7,050	E-MART Inc	1,132,403
18,196	GS Holdings Corp	848,018
39,023	Hana Financial Group Inc	1,074,311
3,093	Hankook Tire Co Ltd	143,203
15,111	Hanwha Corp	454,059
322,563	Hanwha Life Insurance Co Ltd	1,837,015
6,966	Hyundai Department Store Co Ltd	643,215
41,617	Hyundai Marine & Fire Insurance Co Ltd	1,295,846
7,969	Hyundai Mobis Co Ltd	1,696,744
80,064	Hyundai Motor Co	9,094,971
244,043	Industrial Bank of Korea	2,723,903
101,980	JB Financial Group Co Ltd	499,337
122,437	KB Financial Group Inc	4,402,605
224,715	Kia Motors Corp	7,179,143
11,282	Kolon Industries Inc	675,153
3,295	Korea Petrochemical Ind Co Ltd	631,044
64,558	Korean Reinsurance Co	631,486
8,335	KT Hitel Co Ltd *	50,158
8,657	KT&G Corp	778,344
8,209	Kwangju Bank	72,407
61,264	LG Display Co Ltd	1,465,839
20,974	LG International Corp	540,207
4,739	Lotte Shopping Co Ltd	881,806
42,303	Meritz Fire & Marine Insurance Co Ltd	596,374
10,944	NCSoft Corp	2,550,520
9,052	NHN Entertainment Corp *	361,869
43,679	Samsung Card Co Ltd	1,560,309
4,630	Samsung Electronics Co Ltd	6,890,258
1,536	Samsung Electronics Co Ltd GDR	1,121,088
22,115	Seah Besteel Corp	465,472
40,689	Shinhan Financial Group Co Ltd	1,533,305
7,382	Shinsegae Inc	1,140,061
17,852	SK Innovation Co Ltd	2,336,239
29,916	SKC Co Ltd	774,441

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
4,799	Ssangyong Cement Industrial Co Ltd *	68,919
33,945	Tongyang Life Insurance Co Ltd	374,422
348,384	Woori Bank	3,570,437

	Total South Korea	68,137,662

	Spain — 0.6%
64,677	Ebro Foods SA	1,310,424
556,706	Endesa SA	11,493,056
354,446	Iberdrola SA	2,131,821
773,441	Repsol SA	10,353,660

	Total Spain	25,288,961

	Sweden — 0.3%
134,584	Axfood AB	1,960,065
14,715	Bilia AB – A Shares	311,190
55,473	Fastighets AB Balder – B Shares *	1,152,221
53,773	Intrum Justitia AB	1,626,068
24,242	Modern Times Group MTG AB – B Shares	640,390
48,980	NCC AB – B Shares	1,169,698
10,949	Peab AB	84,518
138,411	Ratos AB – B Shares	571,291
230,769	Sandvik AB	2,729,597
1,216	Securitas AB – B Shares	17,865
17,092	Skanska AB – B Shares	392,899
33,433	Svenska Cellulosa AB – Class B	890,785
367,694	Telefonaktiebolaget LM Ericsson – B Shares	1,887,080
30,859	Wihlborgs Fastigheter AB	560,793

	Total Sweden	13,994,460

	Switzerland — 1.3%
43,998	Adecco Group AG (Registered)	2,709,590
3,661	ALSO Holding AG *	310,267
18,591	Ascom Holding AG (Registered)	320,505
2,286	Autoneum Holding AG	568,131
6,596	Baloise Holding AG (Registered)	794,007
5,381	BKW AG	243,305
1,177	Burkhalter Holding AG	152,107
886	dormakaba Holding AG *	640,157
3,713	EMS-Chemie Holding AG (Registered)	1,906,748
124	Forbo Holdings AG (Registered) *	159,800
2,369	Georg Fischer AG (Registered)	2,026,075
484	Inficon Holding AG *	174,698
3,348	Kardex AG (Registered) *	270,985
1,659	Komax Holding AG (Registered)	406,029
39,294	Kuehne & Nagel International AG (Registered)	5,123,876
24,438	Logitech International SA (Registered)	601,380
74,807	Nestle SA (Registered)	5,034,408
18,337	Novartis AG (Registered)	1,263,818
481	Sika AG	2,333,124
14,530	Swiss Life Holding AG (Registered) *	3,992,756
261,702	Swiss Re AG	24,072,066

Shares	Description	Value ($)
	Switzerland — continued
9,619	Vontobel Holding AG (Registered)	485,932

	Total Switzerland	53,589,764

	Taiwan — 1.6%
219,000	Catcher Technology Co Ltd	1,586,327
45,930	Chunghwa Telecom Co Ltd Sponsored ADR	1,531,766
1,502,000	Compeq Manufacturing Co Ltd	719,906
2,862,000	CTBC Financial Holding Co Ltd	1,567,881
44,000	Cyberlink Corp	94,134
554,490	Foxconn Technology Co Ltd	1,449,889
5,184,000	Fubon Financial Holding Co Ltd	8,014,702
46,000	Greatek Electronics Inc	55,531
5,913,300	Hon Hai Precision Industry Co Ltd	15,189,872
2,867,000	Inventec Corp	1,930,506
75,000	Lite-On Technology Corp	118,221
843,000	Mega Financial Holding Co Ltd	600,792
780,150	Mercuries Life Insurance Co Ltd *	420,675
35,000	Novatek Microelectronics Corp	116,061
3,171,000	Pegatron Corp	7,536,739
5,575,000	Shin Kong Financial Holding Co Ltd *	1,435,789
2,011,044	Taishin Financial Holding Co Ltd	737,363
266,000	Taiwan Business Bank	67,296
1,455,000	Taiwan Semiconductor Manufacturing Co Ltd	8,366,868
565,329	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	16,784,618
175,000	Transcend Information Inc	479,726
37,000	Tripod Technology Corp	84,743
1,490,000	United Microelectronics Corp	525,424
116,000	WPG Holdings Ltd	143,219

	Total Taiwan	69,558,048

	Thailand — 0.1%
221,800	Bangkok Bank Pcl (Foreign Registered) (a)	980,794
2,421,000	Bangkok Expressway & Metro Pcl	525,413
144,200	Thai Beverage Pcl	87,964
214,300	Thai Oil Pcl (Foreign Registered)	444,664
576,600	Thanachart Capital PCL (Foreign Registered)	710,848

	Total Thailand	2,749,683

	Turkey — 0.4%
17,956	Akbank TAS	39,342
2,372,964	Eregli Demir ve Celik Fabrikalari TAS	3,247,636
80,394	KOC Holding AS	290,939
90,907	Selcuk Ecza Deposu Ticaret ve Sanayi AS	84,108
399,378	Turk Telekomunikasyon AS	641,455
71,532	Turkcell Iletisim Hizmetleri AS *	187,891
1,385,131	Turkiye Halk Bankasi AS	3,533,304
3,416,677	Turkiye IS Bankasi – Class C	4,784,190
667,616	Turkiye Sise ve Cam Fabrikalari AS	643,077
2,242,587	Turkiye Vakiflar Bankasi TAO – Class D	2,713,623

	Total Turkey	16,165,565

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — 3.6%
31,164	3i Group Plc	268,068
322,013	AstraZeneca Plc	16,660,461
154,300	AstraZeneca Plc Sponsored ADR	4,033,402
300,382	Balfour Beatty Plc	1,004,769
82,353	Beazley Plc	392,497
38,158	Bellway Plc	1,165,625
121,657	Berkeley Group Holdings Plc (The)	3,770,876
53,898	Bovis Homes Group Plc	547,369
2,341,639	BP Plc	13,583,902
255,365	British American Tobacco Plc	13,978,728
15,100	British American Tobacco Plc Sponsored ADR	1,646,504
190,132	Carillion Plc	585,995
619,550	Centrica Plc	1,626,945
166,526	Compass Group Plc	2,851,039
38,477	Computacenter Plc	352,911
118,932	Crest Nicholson Holdings Plc	649,807
283,039	Debenhams Plc	195,908
325,836	Direct Line Insurance Group Plc	1,413,808
606,623	Firstgroup Plc *	771,539
29,980	Galliford Try Plc	474,277
342,459	GlaxoSmithKline Plc	6,390,582
331,500	GlaxoSmithKline Plc Sponsored ADR	12,527,385
225,109	Henderson Group Plc	650,894
747	HSBC Holdings Plc	5,921
69,400	HSBC Holdings Plc Sponsored ADR	2,744,076
52,032	Hunting Plc	352,739
153,451	IG Group Holdings Plc	1,612,704
116,361	Imperial Brands Plc	4,989,866
207,686	Inchcape Plc	1,579,327
294,748	Indivior Plc	1,187,498
108,838	Intermediate Capital Group Plc	921,787
250,110	J Sainsbury Plc	722,390
193,459	Jupiter Fund Management Plc	1,037,840
1,030,919	Kingfisher Plc	4,535,678
889,300	Legal & General Group Plc	2,617,881
165,244	Lookers Plc	216,628
333,292	Man Group Plc	472,957
13,100	Mitie Group Plc	33,621
74,063	Mondi Plc	1,513,194
152,581	National Express Group Plc	678,672
191,059	Persimmon Plc	4,051,692
39,414	Playtech Plc	423,197
84,697	Reckitt Benckiser Group Plc	7,154,660
52,696	Redrow Plc	269,615
146,637	Royal Dutch Shell Plc A Shares (London)	3,731,241
570,781	Royal Mail Plc	3,342,997
398,064	Sage Group Plc (The)	3,271,424
126,759	Unilever Plc	5,042,615
79,583	WH Smith Plc	1,498,489
697,635	WPP Plc	14,878,371

	Total United Kingdom	154,430,371

Shares	Description	Value ($)
	United States — 5.7%
44,215	3M Co.	7,593,484
101,874	Abbott Laboratories	3,878,343
65,182	Accenture Plc – Class A	7,784,686
24,975	Alphabet, Inc. – Class C *	18,932,049
137,347	American Express Co.	9,894,478
16,404	Amphenol Corp. – Class A	1,119,737
17,781	Analog Devices, Inc.	1,320,061
7,492	Anthem, Inc.	1,067,835
108,298	Apple, Inc.	11,969,095
6,800	Automatic Data Processing, Inc.	652,936
17,334	Becton, Dickinson and Co.	2,931,179
27,670	Cerner Corp. *	1,377,413
3,755	Church & Dwight Co., Inc.	164,432
372,584	Cisco Systems, Inc.	11,110,455
144,013	Coca-Cola Co. (The)	5,810,925
105,396	Cognizant Technology Solutions Corp. – Class A *	5,805,212
20,672	Colgate-Palmolive Co.	1,348,435
26,473	Costco Wholesale Corp.	3,973,862
2,128	CR Bard, Inc.	448,050
24,395	CVS Health Corp.	1,875,732
22,985	Eli Lilly & Co.	1,542,753
59,372	Emerson Electric Co.	3,350,956
7,400	Genuine Parts Co.	712,102
17,210	Honeywell International, Inc.	1,960,907
10,538	Humana, Inc.	2,240,800
32,916	Illinois Tool Works, Inc.	4,120,425
14,571	Intuit, Inc.	1,656,431
1,256	Intuitive Surgical, Inc. *	808,537
99,426	Johnson & Johnson	11,066,114
23,523	MasterCard, Inc. – Class A	2,404,051
35,697	McDonald’s Corp.	4,257,581
97,911	Medtronic Plc	7,148,482
315,716	Microsoft Corp.	19,025,046
54,042	Monsanto Co.	5,550,654
45,077	Nike, Inc. – Class B	2,257,005
342,859	Oracle Corp.	13,779,503
17,237	PepsiCo, Inc.	1,725,424
62,760	Pfizer, Inc.	2,017,106
117,046	Philip Morris International, Inc.	10,332,821
3,127	Procter & Gamble Co. (The)	257,852
168,084	QUALCOMM, Inc.	11,451,563
9,850	Rockwell Automation, Inc.	1,317,044
41,584	Schlumberger Ltd.	3,495,135
18,116	St Jude Medical, Inc.	1,434,787
33,370	Stryker Corp.	3,792,834
56,536	Teradata Corp. *	1,517,992
31,982	Texas Instruments, Inc.	2,364,429
16,174	TJX Cos., Inc. (The)	1,267,071
45,006	United Technologies Corp.	4,848,046
80,480	UnitedHealth Group, Inc.	12,741,594
27,873	VF Corp.	1,519,357

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	United States — continued
4,161	WW Grainger, Inc.	959,402
15,473	Zimmer Biomet Holdings, Inc.	1,576,080

	Total United States	243,558,283

	TOTAL COMMON STOCKS (COST $1,673,879,183)	1,683,447,874

	DEBT OBLIGATIONS — 22.9%

	U.S. Government — 22.9%
125,668,001	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (b)	123,713,864
85,014,381	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (b)	84,690,136
84,818,074	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (b)	85,879,997
79,663,192	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (b)	77,314,084
5,000,000	U.S. Treasury Note, 2.75%, due 05/31/17	5,051,560
15,000,000	U.S. Treasury Note, 1.00%, due 09/15/17	15,022,260
12,500,000	U.S. Treasury Note, 0.88%, due 11/15/17	12,497,562
10,000,000	U.S. Treasury Note, 0.63%, due 11/30/17	9,973,050
85,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	84,764,295
35,000,000	U.S. Treasury Note, USBM + 0.19%, 0.68%, due 04/30/18	35,049,630
20,000,000	U.S. Treasury Note, 2.63%, due 04/30/18	20,450,000
12,500,000	U.S. Treasury Note, 1.00%, due 05/15/18	12,495,113
12,500,000	U.S. Treasury Note, 1.38%, due 07/31/18	12,562,500
20,000,000	U.S. Treasury Note, 1.38%, due 09/30/18	20,092,180
30,000,000	U.S. Treasury Note, 0.75%, due 10/31/18	29,786,730
25,000,000	U.S. Treasury Note, 1.00%, due 11/30/18	24,939,450
20,000,000	U.S. Treasury Note, 1.25%, due 11/30/18	20,047,660
25,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	25,177,725
25,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	24,771,475
12,500,000	U.S. Treasury Note, 1.38%, due 02/28/19	12,549,312
20,000,000	U.S. Treasury Note, 1.50%, due 03/31/19	20,128,900
12,500,000	U.S. Treasury Note, 0.88%, due 04/15/19	12,395,025
20,000,000	U.S. Treasury Note, 3.13%, due 05/15/19	20,892,180
35,000,000	U.S. Treasury Note, 0.88%, due 06/15/19	34,636,315
25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19	25,208,000
40,000,000	U.S. Treasury Note, 3.63%, due 08/15/19	42,434,360
32,500,000	U.S. Treasury Note, 1.00%, due 09/30/19	32,168,662
35,000,000	U.S. Treasury Note, 1.75%, due 09/30/19	35,371,875
20,000,000	U.S. Treasury Note, 1.25%, due 10/31/19	19,926,560

	Total U.S. Government	979,990,460

	TOTAL DEBT OBLIGATIONS (COST $986,243,686)	979,990,460

	PREFERRED STOCKS — 1.1%

	Brazil — 0.7%
17,700	Banco Bradesco SA ADR	153,105
18,500	Bradespar SA *	81,643

Shares	Description	Value ($)
	Brazil — continued
313,500	Centrais Eletricas Brasileiras SA – Class B *	2,623,150
1,621,300	Cia Energetica de Minas Gerais	3,778,437
265,800	Cia Energetica de Sao Paulo – Class B	1,027,784
374,660	Itau Unibanco Holding SA	3,913,412
205,880	Itau Unibanco Holding SA Sponsored ADR	2,128,799
3,836,110	Itausa – Investimentos Itau SA	9,747,612
972,100	Vale SA *	7,328,541

	Total Brazil	30,782,483

	Chile — 0.0%
7,082	Sociedad Quimica y Minera de Chile SA – Class B	200,753

	Germany — 0.1%
14,448	Bayerische Motoren Werke AG	1,037,011
25,823	Jungheinrich AG	676,630
93,612	Porsche Automobil Holding SE	4,740,957

	Total Germany	6,454,598

	Russia — 0.1%
5,685,900	Surgutneftegas OJSC	2,798,956
629	Transneft PJSC	1,731,506

	Total Russia	4,530,462

	South Korea — 0.2%
1,865	Hyundai Motor Co	152,787
26,829	Hyundai Motor Co 2nd Preference	2,278,577
4,795	Samsung Electronics Co Ltd	5,543,567
223	Samsung Electronics Co Ltd GDR (Registered)	127,893

	Total South Korea	8,102,824

	TOTAL PREFERRED STOCKS (COST $36,463,078)	50,071,120

	RIGHTS/WARRANTS — 0.0%

	South Africa — 0.0%
21,272	KAP Industrial Holdings Ltd Rights, Expires 12/09/17 *	30

	TOTAL RIGHTS/WARRANTS (COST $—)	30

	MUTUAL FUNDS — 33.6%

	United States — 33.6%
	Affiliated Issuers — 33.6%
10,107,387	GMO Debt Opportunities Fund, Class VI	260,770,593
8,326,581	GMO Emerging Country Debt Fund, Class IV	238,140,226
15,857,277	GMO Emerging Markets Fund, Class VI	437,343,698
5,493,895	GMO SGM Major Markets Fund, Class VI	184,924,492
13,782,499	GMO Special Opportunities Fund, Class VI	272,342,179

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	Affiliated Issuers — continued
1,936,678	GMO U.S. Treasury Fund	48,436,312

	TOTAL MUTUAL FUNDS (COST $1,431,389,897)	1,441,957,500

	SHORT-TERM INVESTMENTS — 2.9%

	Money Market Funds — 0.1%
2,168,747	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (c)	2,168,747

	Repurchase Agreements — 2.8%
119,422,720	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 11/30/16, maturing on 12/01/16 with a maturity value of $119,423,616 and an effective yield of 2.38%, collateralized by a U.S. Treasury Note with maturity date 08/15/24 and a market value of $121,550,588.	119,422,720

	TOTAL SHORT-TERM INVESTMENTS (COST $121,591,467)	121,591,467

	TOTAL INVESTMENTS — 99.8% (Cost $4,249,567,311)	4,277,058,451
	Other Assets and Liabilities (net) — 0.2%	6,468,659

	TOTAL NET ASSETS — 100.0%	$4,283,527,110

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2016.

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,502,030	GMO Alpha Only Fund, Class IV	73,367,522
22,596,003	GMO Asset Allocation Bond Fund, Class VI	498,241,865
4,608,074	GMO Debt Opportunities Fund, Class VI	118,888,303
3,857,147	GMO Emerging Country Debt Fund, Class IV	110,314,401
11,760,810	GMO Emerging Markets Fund, Class VI	324,363,135
29,059,793	GMO International Equity Fund, Class IV	574,221,507
10,044,150	GMO Quality Fund, Class VI	206,809,057
2,048,660	GMO Risk Premium Fund, Class VI	63,119,201
2,191,639	GMO SGM Major Markets Fund, Class VI	73,770,561
13,449,487	GMO U.S. Equity Allocation Fund, Class VI	209,677,495
9,525,846	GMO U.S. Treasury Fund	238,241,420

	TOTAL MUTUAL FUNDS (COST $2,676,757,736)	2,491,014,467

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
39,739	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 0.81%, due 02/25/36 •	23,194
184,166	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 1.90%, due 05/28/39	92,468
46,472	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 1.03%, due 10/25/34 •	43,265
28,592	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 0.85%, due 02/26/34	25,605

	Total Asset-Backed Securities	184,532

	TOTAL DEBT OBLIGATIONS (COST $234,435)	184,532

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
382,545	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (a)	382,545

	TOTAL SHORT-TERM INVESTMENTS (COST $382,545)	382,545

	TOTAL INVESTMENTS — 100.0% (Cost $2,677,374,716)	2,491,581,544
	Other Assets and Liabilities (net) — (0.0%)	(133,289)

	TOTAL NET ASSETS — 100.0%	$2,491,448,255

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

The rates shown on variable rate notes are the current interest rates at November 30, 2016, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

•	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2016.

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,536,700	GMO Emerging Markets Fund, Class VI	97,542,178
23,835,582	GMO International Equity Fund, Class IV	470,991,101
10,771,163	GMO Quality Fund, Class VI	221,778,241
14,778,068	GMO U.S. Equity Allocation Fund, Class VI	230,390,080

	TOTAL MUTUAL FUNDS (COST $1,137,522,827)	1,020,701,600

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
407,284	State Street Eurodollar Time Deposit, 0.01%, due 12/01/16	407,284

	TOTAL SHORT-TERM INVESTMENTS (COST $407,284)	407,284

	TOTAL INVESTMENTS — 100.0% (Cost $1,137,930,111)	1,021,108,884
	Other Assets and Liabilities (net) — (0.0%)	(101,735)

	TOTAL NET ASSETS — 100.0%	$1,021,007,149

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
16,897,742	GMO Emerging Markets Fund, Class VI	466,039,737
43,568,785	GMO International Equity Fund, Class IV	860,919,184
18,520,973	GMO Quality Fund, Class VI	381,346,826
24,630,117	GMO U.S. Equity Allocation Fund, Class VI	383,983,516

	TOTAL MUTUAL FUNDS (COST $2,336,333,592)	2,092,289,263

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
994,411	State Street Eurodollar Time Deposit, 0.01%, due 12/01/2016	994,411

	TOTAL SHORT-TERM INVESTMENTS (COST $994,411)	994,411

	TOTAL INVESTMENTS — 100.0% (Cost $2,337,328,003)	2,093,283,674
	Other Assets and Liabilities (net) — (0.0%)	(158,206)

	TOTAL NET ASSETS — 100.0%	$2,093,125,468

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 58.7%

	Australia — 1.8%
1,488,385	Adelaide Brighton Ltd	5,620,976
30,357	ASX Ltd	1,089,594
183,254	Australia & New Zealand Banking Group Ltd	3,837,739
442,362	BlueScope Steel Ltd	2,934,088
892,560	BWP Trust (REIT)	1,917,993
182,795	CIMIC Group Ltd	4,150,884
119,389	Credit Corp Group Ltd	1,566,529
188,358	CSR Ltd	564,815
2,275,673	Dexus Property Group (REIT)	15,306,504
1,393,905	Downer EDI Ltd	5,803,285
3,756,817	Fairfax Media Ltd	2,233,151
112,703	Flight Centre Travel Group Ltd	2,777,990
860,759	Genworth Mortgage Insurance Australia Ltd	1,943,946
3,437,682	GPT Group (The) (REIT)	12,264,419
1,196,055	Investa Office Fund (REIT)	3,890,379
573,162	LendLease Group	5,745,901
408,287	Metcash Ltd *	622,518
7,226,034	Mirvac Group (REIT)	10,915,464
1,419,830	Nine Entertainment Co Holdings Ltd	967,282
1,471,130	OZ Minerals Ltd	8,497,980
517,693	Pact Group Holdings Ltd	2,486,134
119,460	Premier Investments Ltd	1,213,308
6,228,803	Scentre Group (REIT)	19,481,354
1,193,060	Shopping Centres Australasia Property Group (REIT)	1,864,341
574,432	Sonic Healthcare Ltd	9,238,716
1,842,053	Star Entertainment Grp Ltd (The)	7,165,429
3,037,859	Stockland (REIT)	9,692,624
96,203	Suncorp Group Ltd	886,517
498,618	Tassal Group Ltd	1,406,463
9,927,879	Telstra Corp Ltd	36,993,964
129,137	Virtus Health Ltd	547,714
313,339	Wesfarmers Ltd	9,647,937
418,499	Westfield Corp (REIT)	2,818,309
433,993	Woodside Petroleum Ltd	9,559,859

	Total Australia	205,654,106

	Austria — 0.2%
50,325	Oesterreichische Post AG *	1,628,834
306,283	OMV AG	9,898,736
181,833	voestalpine AG	6,902,042

	Total Austria	18,429,612

	Belgium — 0.1%
103,492	Ageas	3,858,211
231,456	AGFA-Gevaert NV *	1,059,115
180,269	bpost SA	4,048,786
40,768	Groupe Bruxelles Lambert SA	3,340,001
14,756	Melexis NV	922,065

	Total Belgium	13,228,178

Shares	Description	Value ($)
	Brazil — 0.8%
395,330	Banco Bradesco SA	3,397,402
1,302,800	Banco do Brasil SA	10,946,816
7,185,900	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	35,231,804
1,637,000	Centrais Eletricas Brasileiras SA *	12,397,152
198,273	Cia de Saneamento de Minas Gerais-COPASA	1,997,512
184,100	Cosan Ltd – Class A	1,323,679
118,800	Grendene SA	612,676
1,884,200	JBS SA	5,432,570
2,796,500	MRV Engenharia e Participacoes SA	9,539,953
1,376,500	Transmissora Alianca de Energia Eletrica SA	7,546,279

	Total Brazil	88,425,843

	Canada — 1.6%
324,800	Air Canada *	3,264,200
120,000	Alimentation Couche-Tard Inc – Class B	5,537,706
102,200	Bank of Montreal	6,735,477
610,900	BCE Inc	26,326,957
97,100	Bird Construction Inc	672,247
62,800	Canadian Imperial Bank of Commerce	4,954,622
154,400	Canadian National Railway Co	10,322,835
106,000	Canadian Tire Corp Ltd – Class A	11,041,108
106,700	Celestica Inc *	1,294,729
246,500	CGI Group Inc – Class A *	11,676,316
232,400	Chorus Aviation Inc	1,138,385
622,000	CI Financial Corp	12,302,941
69,540	Cogeco Communications Inc	3,341,627
211,200	Cominar Real Estate Investment Trust	2,201,146
196,800	Corus Entertainment Inc – B Shares	1,778,569
90,300	Emera Inc	3,032,408
36,000	Fortis Inc	1,073,059
1,142,200	IAMGOLD Corp (CAD) *	4,183,447
330,100	IAMGOLD Corp (USD) *	1,211,467
17,900	Intact Financial Corp	1,245,924
29,900	Linamar Corp	1,151,661
56,100	Medical Facilities Corp	699,527
730,800	Metro Inc	22,256,404
67,200	Open Text Corp	4,281,730
531,200	Sun Life Financial Inc	20,397,004
142,100	Toromont Industries Ltd	4,658,739
135,100	Toronto-Dominion Bank (The)	6,393,439
198,920	Transcontinental Inc – Class A	2,761,749
156,060	WestJet Airlines Ltd	2,446,679

	Total Canada	178,382,102

	Chile — 0.0%
165,805	Empresa Nacional de Telecomunicaciones SA *	1,822,742
130,558	Enel Chile SA	12,287
130,558	Enersis Americas SA	21,437

	Total Chile	1,856,466

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	China — 5.6%
7,254,000	Agile Property Holdings Ltd	4,054,870
6,661,000	Anhui Conch Cement Co Ltd – Class H	19,232,452
448,000	Anhui Expressway Co Ltd – Class H	366,566
3,298,000	ANTA Sports Products Ltd	9,629,313
6,344,000	Beijing Capital International Airport Co Ltd –Class H	6,249,223
1,992,000	Beijing Capital Land Ltd – Class H	779,047
28,066,000	Belle International Holdings Ltd	16,182,092
51,600	Changyou.com Ltd ADR *	1,245,108
2,164,000	China BlueChemical Ltd – Class H	494,400
13,359,000	China Communications Construction Co Ltd –Class H	15,974,231
14,406,000	China Communications Services Corp Ltd – Class H	8,471,612
7,212,000	China Everbright Ltd	14,537,544
2,904,000	China Foods Ltd	1,267,276
900,000	China Greenfresh Group Co. Ltd.	439,494
3,972,000	China High Speed Transmission Equipment Group Co Ltd	5,349,007
14,572,000	China Jinmao Holdings Group Ltd	3,903,423
4,781,000	China Lesso Group Holdings Ltd	3,450,720
6,050,000	China Machinery Engineering Corp – Class H	3,949,630
4,229,000	China Mengniu Dairy Co Ltd	8,680,946
3,652,000	China Mobile Ltd	39,883,377
46,082,000	China National Building Material Co Ltd – Class H	23,268,846
34,310,000	China Petroleum & Chemical Corp – Class H	24,602,966
13,130,000	China Power International Development Ltd	4,857,711
12,085,000	China Railway Construction Corp Ltd – Class H	17,151,026
8,784,000	China Resources Cement Holdings Ltd	3,765,003
10,438,963	China Resources Power Holdings Co Ltd	17,161,698
4,824,000	China Shanshui Cement Group Ltd * (a)	—
324,000	China Shineway Pharmaceutical Group Ltd	345,422
7,128,000	China Southern Airlines Co Ltd – Class H	4,081,577
71,384,000	China Telecom Corp Ltd – Class H	34,618,613
12,372,000	China Travel International Investment Hong Kong Ltd	3,614,873
5,174,500	China ZhengTong Auto Services Holdings Ltd	1,546,072
3,272,000	CIFI Holdings Group Co Ltd	968,869
743,877	CKH Food & Health Ltd *	1,229,290
20,212,000	CNOOC Ltd	26,605,486
18,427,000	Country Garden Holdings Co Ltd	10,298,615
694,000	Dah Chong Hong Holdings Ltd	276,888
7,130,000	Datang International Power Generation Co Ltd – Class H	1,916,365
5,132,000	Digital China Holdings Ltd	4,070,277
10,438,000	Dongfeng Motor Group Co Ltd – Class H	10,592,944
1,637,000	Far East Horizon Ltd	1,477,175
40,422,000	GOME Electrical Appliances Holding Ltd	5,259,946

Shares	Description	Value ($)
	China — continued
6,890,500	Greentown China Holdings Ltd *	5,662,843
9,734,000	Guangdong Investment Ltd	13,608,204
9,850,000	Guangzhou R&F Properties Co Ltd – Class H	12,506,928
1,488,000	Haitian International Holdings Ltd	2,973,640
1,635,000	Hi Sun Technology China Ltd. *	257,273
689,500	Hopewell Highway Infrastructure Ltd	353,532
630,000	Hopson Development Holdings Ltd	575,122
15,384,000	Huabao International Holdings Ltd *	6,495,007
15,314,000	Huadian Power International Corp Ltd – Class H	6,481,963
12,014,000	Huaneng Power International Inc – Class H	7,513,143
7,934,000	Jiangsu Expressway Co Ltd – Class H	10,563,040
1,482,000	Ju Teng International Holdings Ltd	497,263
2,691,000	Kingboard Chemical Holdings Ltd	7,542,724
315,500	Kingboard Laminates Holdings Ltd	278,863
11,351,500	KWG Property Holding Ltd	6,367,395
11,400,000	Lee & Man Paper Manufacturing Ltd	8,733,780
6,848,500	Longfor Properties Co Ltd	8,793,884
28,605,000	People’s Insurance Co Group of China Ltd (The) – Class H	12,045,023
13,508,000	PICC Property & Casualty Co Ltd – Class H	22,592,185
12,421,000	Poly Property Group Co Ltd *	3,864,743
3,149,000	Pou Sheng International Holdings Ltd	958,669
65,500	Qunar Cayman Islands Ltd ADR *	1,966,965
2,638,000	Shanghai Industrial Holdings Ltd	7,424,961
1,070,000	Shanghai Jin Jiang International Hotels Group Co Ltd – Class H	297,205
2,480,500	Shanghai Pharmaceuticals Holding Co Ltd – Class H	6,200,474
6,262,000	Shenzhen Expressway Co Ltd – Class H	6,003,212
6,813,000	Shenzhen International Holdings Ltd	10,021,112
8,505,000	Shimao Property Holdings Ltd	11,103,753
12,531,500	Shui On Land Ltd	2,969,546
15,687,500	Sino-Ocean Land Holdings Ltd	6,676,597
3,778,000	Sinofert Holdings Ltd	519,716
7,616,000	Sinopec Engineering Group Co Ltd – Class H	6,587,670
19,809,532	Skyworth Digital Holdings Ltd	12,420,918
9,847,500	SOHO China Ltd	5,210,784
447,550	Sohu.com Inc *	15,498,657
1,180,000	Tianjin Development Holdings Ltd	623,072
1,650,000	Tianjin Port Development Holdings Ltd	256,696
3,052,000	Tianneng Power International Ltd	2,715,580
9,409,000	TravelSky Technology Ltd – Class H	19,699,037
1,023,000	Xinhua Winshare Publishing and Media Co Ltd – Class H *	1,040,020
5,580,000	XTEP International Holdings Ltd	2,502,836
1,584,500	Yingde Gases Group Co Ltd	623,777
16,806,000	Yuexiu Property Co Ltd	2,486,172
7,367,000	Yuexiu Real Estate Investment Trust	4,119,981
10,874,000	Zhejiang Expressway Co Ltd – Class H	11,611,279

	Total China	639,095,237

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Czech Republic — 0.2%
834,167	CEZ AS	13,557,361
243,335	Komercni Banka as	8,037,546
80,000	O2 Czech Republic AS	733,016

	Total Czech Republic	22,327,923

	Denmark — 0.2%
4,732	AP Moeller – Maersk A/S – Class B	6,251,038
55,782	Carlsberg A/S – Class B	4,727,110
487,543	Novo Nordisk A/S – Class B	16,420,497

	Total Denmark	27,398,645

	Finland — 0.3%
315,610	Neste Oyj	12,965,576
244,312	Sponda Oyj	1,049,505
686,622	UPM-Kymmene Oyj	15,693,471

	Total Finland	29,708,552

	France — 2.4%
659,914	Air France-KLM *	3,550,422
18,966	Atos SE	1,955,748
5,926	Aubay	160,947
2,331,448	AXA SA	54,794,746
464,295	BNP Paribas SA	26,909,910
75,158	Capgemini SA	5,917,093
73,844	Christian Dior SE	14,350,101
105,877	Cie Generale des Etablissements Michelin	11,304,174
213,158	CNP Assurances	3,738,826
57,933	IPSOS	1,682,451
91,070	Legrand SA	5,085,673
31,929	LVMH Moet Hennessy Louis Vuitton SE	5,798,796
82,459	M6-Metropole Television SA	1,406,058
47,652	Nexity SA *	2,201,206
99,856	Renault SA	7,838,270
155,153	Rexel SA	2,395,075
226,009	SCOR SE	7,166,178
436,498	Societe Generale SA	18,727,028
26,964	Societe BIC SA	3,482,847
1,554,965	TOTAL SA	74,137,309
167,300	TOTAL SA Sponsored ADR	7,973,518
887,314	Vivendi SA	16,885,240

	Total France	277,461,616

	Germany — 2.7%
214,158	ADVA Optical Networking SE *	1,613,103
487,423	Allianz SE (Registered)	77,456,835
539,698	BASF SE	46,635,269
279,701	Bayerische Motoren Werke AG	23,798,088
19,162	Bechtle AG	1,784,415
960,641	Daimler AG (Registered Shares)	63,805,377
1,189,339	Deutsche Lufthansa AG (Registered)	15,399,601

Shares	Description	Value ($)
	Germany — continued
25,193	Diebold Nixdorf AG *	1,746,710
225,266	Evonik Industries AG	6,304,641
28,207	Gerresheimer AG	2,056,299
80,237	Hannover Rueck SE	8,515,667
71,056	HeidelbergCement AG	6,367,337
92,422	K+S AG (Registered)	1,880,601
16,719	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,045,934
247,183	ProSiebenSat.1 Media SE	8,459,636
70,643	RHOEN-KLINIKUM AG	1,866,024
160,441	RWE AG *	2,013,023
51,116	SAP AG	4,268,919
139,581	Siemens AG (Registered)	15,734,092
114,701	Software AG	4,044,039
139,689	STADA Arzneimittel AG	6,824,945
95,333	Talanx AG	3,024,856

	Total Germany	306,645,411

	Hong Kong — 1.0%
2,625,500	BOC Hong Kong Holdings Ltd	9,830,387
1,033,500	CK Hutchison Holdings Ltd	12,570,028
807,600	Dah Sing Banking Group Ltd	1,504,607
366,800	Dah Sing Financial Holdings Ltd	2,454,307
179,000	Henderson Land Development Co Ltd	987,456
1,725,000	HKT Trust & HKT Ltd – Class SS	2,241,560
1,227,900	Hongkong Land Holdings Ltd	7,845,164
697,000	Hysan Development Co Ltd	3,071,246
1,380,000	Kerry Properties Ltd	3,945,355
2,537,000	Link (REIT)	17,447,760
334,000	Luk Fook Holdings International Ltd	966,172
2,988,800	Man Wah Holdings Ltd	2,080,634
1,791,000	Pacific Textiles Holdings Ltd	2,082,964
854,000	Sino Land Co Ltd	1,339,785
7,687,000	SJM Holdings Ltd	6,215,203
312,000	Sun Hung Kai Properties Ltd	4,074,706
765,000	Swire Pacific Ltd – Class A	7,628,791
2,018,000	Wharf Holdings Ltd (The)	14,935,836
1,015,000	Wheelock & Co Ltd	6,020,923
232,500	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	41,875
3,446,000	Xinyi Glass Holdings Ltd *	2,565,273

	Total Hong Kong	109,850,032

	Hungary — 0.2%
2,744,536	Magyar Telekom Telecommunications Plc	4,573,927
170,619	MOL Hungarian Oil & Gas Plc	10,670,187
336,974	OTP Bank Plc	9,063,853
13,379	Richter Gedeon Nyrt	266,780

	Total Hungary	24,574,747

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	India — 1.3%
984,775	Allahabad Bank *	999,014
419,341	Andhra Bank	317,309
1,205,417	Cairn India Ltd	4,454,389
1,735,447	Canara Bank *	8,077,392
3,016,939	Firstsource Solutions Ltd *	1,624,105
365,874	HCL Technologies Ltd	4,296,943
1,322,738	Hexaware Technologies Ltd	3,973,809
75,917	IDBI Bank Ltd *	76,809
110,425	IFCI Ltd	37,525
1,050,477	Indiabulls Housing Finance Ltd	11,701,567
3,773,014	Infosys Ltd Sponsored ADR	54,633,243
318,328	Jammu & Kashmir Bank Ltd (The)	278,787
161,103	Karnataka Bank Ltd (The)	255,093
391,596	KPIT Technologies Ltd	753,599
337,976	Mindtree Ltd	2,358,304
165,231	Mphasis Ltd	1,266,025
247,991	NIIT Ltd *	275,135
542,381	NIIT Technologies Ltd	3,374,078
16,311	Oracle Financial Services Software Ltd	731,642
763,981	Oriental Bank of Commerce	1,332,023
2,571,437	Power Finance Corp Ltd	5,027,781
5,643,335	Rural Electrification Corp Ltd	11,289,192
393,705	Sonata Software Ltd	897,020
2,450,060	Syndicate Bank *	2,406,271
470,951	Tata Consultancy Services Ltd	15,637,352
1,879,365	Union Bank of India	4,167,225
681,125	Wipro Ltd	4,624,818
37,878	Zensar Technologies Ltd	551,812

	Total India	145,418,262

	Indonesia — 0.0%
4,402,800	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	502,951
7,657,900	Bank Tabungan Negara Persero Tbk PT	931,213
670,400	Indo Tambangraya Megah Tbk PT	790,068

	Total Indonesia	2,224,232

	Ireland — 0.0%
169,757	Smurfit Kappa Group Plc	3,871,362

	Israel — 0.6%
1,655,980	Bank Hapoalim BM	9,953,013
2,131,564	Bank Leumi Le-Israel BM *	8,677,884
829,054	Bezeq The Israeli Telecommunication Corp Ltd	1,530,829
447,600	Check Point Software Technologies Ltd *	36,850,908
1,250,575	El Al Israel Airlines	1,017,834
1,682,297	Israel Discount Bank Ltd – Class A *	3,431,725
154,830	Mizrahi Tefahot Bank Ltd	2,169,866
11,400	Orbotech Ltd *	361,038
220,392	Teva Pharmaceutical Industries Ltd	8,141,194

	Total Israel	72,134,291

Shares	Description	Value ($)
	Italy — 0.7%
231,676	Amplifon SPA	2,217,535
1,010,554	Banca Mediolanum SPA	6,533,731
22,431	De’ Longhi SPA	498,211
4,200,357	Enel SPA	16,959,621
1,875,190	Eni SPA	26,235,787
1,397,195	Hera SPA	2,890,610
1,200,724	Iren SPA	1,788,551
71,654	Italgas SPA *	256,382
31,099	La Doria SPA	242,265
89,844	Poste Italiane SPA	557,906
304,832	Recordati SPA	8,293,243
4,758	Reply SPA	548,649
1,597,626	Saras SPA	2,834,943
358,271	Snam SPA	1,386,606
368,728	Societa Cattolica di Assicurazioni SCRL	2,072,101

	Total Italy	73,316,141

	Japan — 6.2%
76,200	Aisin Seiki Co Ltd	3,309,133
94,900	AOKI Holdings Inc	1,120,987
65,400	Aoyama Trading Co Ltd	2,241,550
7,100	Autobacs Seven Co Ltd	103,990
160,900	Bridgestone Corp	6,243,598
442,000	Calsonic Kansei Corp	6,904,253
127,700	Central Japan Railway Co	21,082,413
16,000	Chiba Bank Ltd (The)	96,655
107,700	Coca-Cola West Co Ltd	3,065,942
322,200	Daicel Corp	3,612,901
277,900	Daiichi Sanyko Co Ltd	5,848,327
33,400	Daito Trust Construction Co Ltd	5,205,373
336,800	Daiwa House Industry Co Ltd	9,696,434
325,000	DCM Holdings Co Ltd	2,954,013
674,000	Denka Co Ltd	3,012,015
292,800	Fuji Heavy Industries Ltd	12,211,973
518,722	FUJIFILM Holdings Corp	19,498,919
27,000	Fujitsu General Ltd	534,013
296,400	Haseko Corp	3,118,444
19,800	Hitachi High-Technologies Corp.	792,741
101,900	Idemitsu Kosan Co Ltd	2,345,717
578,892	Inpex Corp	5,664,410
4,517,700	ITOCHU Corp	62,404,190
610,800	Japan Airlines Co Ltd	18,237,053
350,000	Kaneka Corp	2,836,312
1,269,000	Kanematsu Corp	2,121,850
2,400,200	KDDI Corp	62,850,185
123,200	Keihin Corp	2,047,821
384,100	Konica Minolta Inc	3,730,566
211,300	K’s Holdings Corp	3,924,770
156,300	Kuraray Co Ltd	2,243,736
2,454,900	Marubeni Corp	13,634,980
251,704	Medipal Holdings Corp	3,645,569

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
1,018,900	Mitsubishi Chemical Holdings Corp	6,546,643
911,000	Mitsubishi Electric Corp	12,793,308
189,500	Mitsubishi Tanabe Pharma Corp	3,593,075
8,257,200	Mitsubishi UFJ Financial Group Inc	49,649,926
883,474	Mitsui & Co Ltd	12,031,879
12,750,700	Mizuho Financial Group Inc	23,024,185
15,200	Namco Bandai Holdings Inc	438,328
95,700	NHK Spring Co Ltd	911,092
146,000	Nippon Corp	2,818,000
132,200	Nippon Paper Industries Co Ltd	2,303,437
1,533,300	Nippon Telegraph & Telephone Corp	61,548,415
2,186,636	Nissan Motor Co Ltd	20,665,584
133,700	Nomura Real Estate Holdings Inc	2,194,479
729,129	NTT DOCOMO Inc	16,694,683
169,000	Onward Holdings Co Ltd	1,116,242
275,400	ORIX Corp	4,376,802
1,092,000	Osaka Gas Co Ltd	4,165,590
349,500	Otsuka Holdings Co Ltd	14,329,209
254,000	PanaHome Corp	1,814,613
1,600	Relo Group Inc	220,811
62,000	Sanyo Special Steel Co Ltd	313,851
531,700	Sekisui Chemical Co Ltd	8,146,710
544,400	Sekisui House Ltd	9,033,331
19,800	Shimamura Co Ltd	2,374,617
4,324,900	Sojitz Corp	11,100,105
13,200	Sugi Holdings Co Ltd	619,513
985,000	Sumitomo Chemical Co Ltd	4,591,695
710,500	Sumitomo Corp	8,575,123
247,400	Sumitomo Forestry Co Ltd	3,409,572
1,764,400	Sumitomo Mitsui Financial Group Inc	66,543,040
81,200	Sumitomo Mitsui Trust Holdings Inc	3,014,852
140,000	Sumitomo Osaka Cement Co Ltd	498,885
360,500	Sumitomo Rubber Industries Ltd	6,043,807
102,800	Suzuken Co Ltd	3,113,598
112,637	TIS Inc	2,397,555
157,400	Toho Holdings Co Ltd	3,074,203
73,200	Tokai Rika Co Ltd	1,466,052
14,900	Token Corp	1,036,468
46,800	Tokyo Century Corp	1,532,854
497,700	Tokyo Electric Power Co Holdings Inc *	1,866,741
338,000	Toppan Printing Co Ltd	3,100,841
779,000	Tosoh Corp	5,317,030
30,800	Toyoda Gosei Co Ltd	677,226
259,600	Toyota Tsusho Corp	6,586,316
106,400	TS Tech Co Ltd	2,857,399
227,000	Tsubakimoto Chain Co	1,816,017
89,600	Valor Holdings Co Ltd	2,158,171
167,000	Wacoal Holdings Corp	1,957,876
41,600	Warabeya Nichiyo Holdings Co Ltd	878,810
548,367	Yamada Denki Co Ltd	2,946,987
149,000	Yamaguchi Financial Group Inc	1,569,072

Shares	Description	Value ($)
	Japan — continued
96,100	Yokohama Rubber Co Ltd (The)	1,767,286
18,600	Yorozu Corp	264,921

	Total Japan	708,227,658

	Malaysia — 0.0%
593,000	Ta Ann Holdings Berhad	500,041

	Mexico — 0.4%
2,020,703	Alpek SA de CV	2,786,127
849,000	Arca Continental SAB de CV	4,492,157
2,891,700	Bolsa Mexicana de Valores SAB de CV	3,836,674
242,100	Controladora Comercial Mexicana SAB de CV *	383,722
1,634,693	Gentera SAB de CV	2,586,781
895,185	Gruma SAB de CV – Class B	10,706,023
552,400	Grupo Aeroportuario del Pacifico SAB de CV – Class B	4,715,911
116,860	Grupo Aeroportuario del Sureste SAB de CV – Class B	1,693,380
433,391	Grupo Financiero Interacciones SA de CV –Class O	1,600,362
443,613	Grupo Herdez SAB de CV	896,885
339,816	La Comer SAB de CV *	261,765
910,600	Macquarie Mexico Real Estate Management SA de CV (REIT) *	912,547
5,138,500	OHL Mexico SAB de CV *	4,377,814
3,957,500	Wal-Mart de Mexico SAB de CV	7,276,061

	Total Mexico	46,526,209

	Netherlands — 1.6%
383,300	AerCap Holdings NV *	16,424,405
593,353	ASR Nederland NV *	12,400,002
74,440	Heineken Holding NV	5,217,883
133,922	Heineken NV	10,023,796
388,090	ING Groep NV	5,273,093
787,430	Koninklijke Ahold Delhaize NV	15,506,792
103,192	NN Group NV	3,312,335
441,900	NXP Semiconductors NV *	43,814,385
1,834,386	PostNL NV *	9,029,531
103,791	Randstad Holdings NV	5,263,396
882,130	Unilever NV CVA	35,170,282
637,929	Wolters Kluwer NV	22,968,998

	Total Netherlands	184,404,898

	New Zealand — 0.1%
1,369,927	Air New Zealand Ltd	2,095,982
734,899	Fletcher Building Ltd	5,369,799
193,730	Fletcher Building Ltd	1,409,402
585,045	SKY Network Television Ltd	1,986,388

	Total New Zealand	10,861,571

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Norway — 0.5%
86,934	Bakkafrost P/F	3,667,703
322,176	BW LPG Ltd	1,032,354
272,889	DNB ASA	4,016,113
1,127,612	Orkla ASA	10,039,751
16,334	Salmar ASA	510,890
1,001,007	Statoil ASA	17,354,962
94,800	Statoil ASA Sponsored ADR	1,649,520
460,310	Storebrand ASA *	2,400,916
137,736	Subsea 7 SA *	1,612,859
322,190	Telenor ASA	4,753,812
233,772	Yara International ASA	8,644,064

	Total Norway	55,682,944

	Poland — 0.4%
369,344	Asseco Poland SA	4,615,696
453,330	Bank Millennium SA *	571,246
1,250,391	Enea SA *	2,765,055
882,415	KGHM Polska Miedz SA	18,335,680
14,251	mBank SA *	1,100,898
2,845,261	PGE Polska Grupa Energetyczna SA	6,271,534
1,208,019	Polskie Gornictwo Naftowe i Gazownictwo SA	1,421,853
11,124,165	Tauron Polska Energia SA *	7,015,418

	Total Poland	42,097,380

	Portugal — 0.0%
477,555	CTT – Correios de Portugal SA	2,970,674
504,734	REN-Redes Energeticas Nacionais SGPS SA	1,379,547

	Total Portugal	4,350,221

	Russia — 1.4%
4,673,900	Aeroflot PJSC *	9,914,858
14,724,507	Gazprom PAO Sponsored ADR	67,999,481
798,473	Lukoil PJSC Sponsored ADR	39,199,437
2,878,600	Magnitogorsk Iron & Steel OJSC	1,539,210
355,220	Novolipetsk Steel PJSC	652,962
2,099,349	Rosneft PJSC GDR (Registered)	11,076,642
480,544,311	RusHydro PJSC	7,201,742
513,619	Tatneft PAO Sponsored ADR	18,752,502

	Total Russia	156,336,834

	Singapore — 0.5%
1,024,900	Ascendas Real Estate Investment Trust	1,671,681
4,837,100	CapitaLand Commercial Trust (REIT)	5,129,941
3,666,200	CapitaLand Mall Trust (REIT)	4,966,040
618,300	DBS Group Holdings Ltd	7,526,780
1,550,000	Fortune Real Estate Investment Trust	1,829,205
630,200	InterOil Corp *	30,627,720
1,375,100	SATS Ltd	4,611,835
605,200	Sino Grandness Food Industry Group Ltd	140,313
230,500	UOL Group Ltd	944,581

Shares	Description	Value ($)
	Singapore — continued
5,752,000	Yangzijiang Shipbuilding Holdings Ltd	3,277,073
298,200	Yanlord Land Group Ltd	287,691

	Total Singapore	61,012,860

	South Africa — 1.7%
295,155	AECI Ltd	2,086,146
2,691,606	African Bank Investments Ltd * (a)	191
255,551	African Rainbow Minerals Ltd	1,945,199
193,072	Astral Foods Ltd	1,700,620
1,722,493	AVI Ltd	10,587,093
1,282,751	Barclays Africa Group Ltd	14,312,158
1,406,085	Barloworld Ltd	10,623,245
648,921	Bidvest Group Ltd (The)	7,496,127
772,756	Clicks Group Ltd	6,623,351
218,409	DataTec Ltd	695,377
3,261	Distell Group Ltd	36,110
176,607	EOH Holdings Ltd	2,070,146
484,392	Hyprop Investments Ltd (REIT)	3,881,086
881,041	Imperial Holdings Ltd	10,569,990
74,387	JSE Ltd	834,496
83,154	Kumba Iron Ore Ltd *	978,709
325,555	Lewis Group Ltd	871,727
887,567	Liberty Holdings Ltd	6,983,870
3,844,497	MMI Holdings Ltd	5,987,409
296,545	Mondi Ltd	5,963,691
1,182,808	Nedbank Group Ltd	19,286,895
193,563	Omnia Holdings Ltd	2,239,561
3,819,591	Redefine Properties Ltd (REIT)	2,800,318
2,229,777	RMB Holdings Ltd	9,858,033
1,828,684	SA Corporate Real Estate Ltd (REIT)	713,745
6,876	Sanlam Ltd	30,054
70,539	Santam Ltd	1,167,124
389,876	Sasol Ltd	10,468,214
2,613,062	Sibanye Gold Ltd	5,398,604
196,118	Sibanye Gold Ltd Sponsored ADR	1,629,741
466,311	SPAR Group Ltd (The)	6,273,721
983,108	Super Group Ltd *	2,821,681
1,369,993	Telkom SA SOC Ltd	6,757,507
1,882,462	Truworths International Ltd	9,367,909
443,283	Tsogo Sun Holdings Ltd	885,885
1,394,408	Vodacom Group Ltd	14,314,701
27,890	Vukile Property Fund Ltd (REIT)	35,666
230,181	Wilson Bayly Holmes-Ovcon Ltd	2,338,790

	Total South Africa	190,634,890

	South Korea — 3.4%
707,630	BNK Financial Group Inc	5,423,329
59,566	Coway Co Ltd	4,331,882
15,350	Crown Confectionery Co Ltd	389,975
628	Dae Han Flour Mills Co Ltd	94,807
79,198	Daelim Industrial Co Ltd	5,161,665

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
75,037	Daishin Securities Co Ltd	666,361
486,387	Daou Technology Inc	7,801,917
323,059	DGB Financial Group Inc	2,643,155
128,139	Dongbu Insurance Co Ltd	7,989,372
12,648	DuzonBizon Co Ltd	242,691
45,727	E-MART Inc	7,344,880
4,199	GOLFZON Co Ltd	234,752
64,793	GS Holdings	3,019,653
7,421	GS Home Shopping Inc	1,089,557
250,094	Hana Financial Group Inc	6,885,137
165,121	Hankook Tire Co Ltd	7,644,954
10,666	Hansol Paper Co Ltd	178,182
72,825	Hanwha Corp	2,188,262
93,157	Hanwha General Insurance Co Ltd	619,566
1,075,733	Hanwha Life Insurance Co Ltd	6,126,363
58,900	Harim Holdings Co Ltd *	199,284
61,081	Hyundai Department Store Co Ltd	5,639,995
10,329	Hyundai Home Shopping Network Corp	945,500
200,871	Hyundai Marine & Fire Insurance Co Ltd	6,254,605
154,863	Hyundai Mobis Co Ltd	32,973,129
397,781	Hyundai Motor Co	45,186,432
846,699	Industrial Bank of Korea	9,450,491
464,157	JB Financial Group Co Ltd	2,272,707
3,630	Kangnam Jevisco Co Ltd	112,752
689,307	KB Financial Group Inc	24,786,190
1,136,150	Kia Motors Corp	36,297,456
22,364	Kolon Industries Inc	1,338,337
7,955	Korea Petrochemical Ind Co Ltd	1,523,507
240,515	Korean Reinsurance Co	2,352,644
186,524	KT Hitel Co Ltd *	1,122,462
204,765	KT&G Corp	18,410,259
6,150	Kukdo Chemical Co Ltd	285,666
12,141	Kyobo Securities Co Ltd	94,066
3,301	LF Corp	62,400
454,683	LG Display Co Ltd	10,879,015
137,105	LG International Corp	3,531,283
959	Lotte Chilsung Beverage Co Ltd	1,287,195
46,585	LOTTE Himart Co Ltd	1,819,832
56,917	Lotte Shopping Co Ltd	10,590,790
185,834	Meritz Fire & Marine Insurance Co Ltd	2,619,828
50,089	NCSoft Corp	11,673,337
48,262	NHN Entertainment Corp *	1,929,357
51,964	Poongsan Corp	1,722,512
24,042	Samjin Pharmaceutical Co Ltd	695,394
187,930	Samsung Card Co Ltd	6,713,267
20,698	Samsung Electronics Co Ltd	30,802,279
8	Samsung Electronics Co Ltd GDR	5,839
75,147	Seah Besteel Corp	1,581,680
115,032	Seoul Securities Co Ltd *	225,794
31,817	Shinsegae Inc	4,913,752
113,550	SK Innovation Co Ltd	14,859,955

Shares	Description	Value ($)
	South Korea — continued
77,437	SKC Co Ltd	2,004,625
50,544	Soulbrain Co Ltd	2,258,696
122,466	Tongyang Life Insurance Co Ltd	1,350,830
4,408	Unid Co Ltd	177,758
1,225,697	Woori Bank	12,561,639

	Total South Korea	383,588,999

	Spain — 0.9%
1,686,531	Abengoa Yield Plc	30,559,942
183,358	Ebro Foods SA	3,715,024
1,550,453	Endesa SA	32,008,715
2,218,639	Repsol SA	29,699,789

	Total Spain	95,983,470

	Sweden — 0.4%
374,828	Axfood AB	5,458,950
11,034	Bonava AB – B Shares *	143,753
198,745	Fastighets AB Balder – B Shares *	4,128,101
87,189	Industrivarden AB – C Shares	1,492,985
136,841	Intrum Justitia AB	4,138,002
47,369	JM AB	1,287,940
889,005	Meda AB – A Shares	15,037,167
134,336	NCC AB – B Shares	3,208,095
571,237	Sandvik AB	6,756,742
562,178	Telefonaktiebolaget LM Ericsson – B Shares	2,885,212
72,323	Wihlborgs Fastigheter AB	1,314,308

	Total Sweden	45,851,255

	Switzerland — 1.6%
182,181	Adecco Group AG (Registered)	11,219,505
52,707	Ascom Holding AG (Registered)	908,657
12,681	Baloise Holding AG (Registered)	1,526,501
21,251	Cembra Money Bank AG *	1,569,771
2,858	dormakaba Holding AG *	2,064,976
2,206	Emmi AG (Registered) *	1,278,797
12,151	EMS-Chemie Holding AG (Registered)	6,239,941
1,320	Forbo Holdings AG (Registered) *	1,701,094
7,021	Georg Fischer AG (Registered)	6,004,675
4,103	Helvetia Holding AG (Registered)	2,131,557
9,168	Kardex AG (Registered) *	742,053
5,039	Komax Holding AG (Registered)	1,233,260
109,435	Kuehne & Nagel International AG (Registered)	14,270,154
87,756	Logitech International SA (Registered)	2,159,533
208,671	Nestle SA (Registered)	14,043,269
50,252	Novartis AG (Registered)	3,463,457
1,548	Sika AG	7,508,682
30,148	Swiss Life Holding AG (Registered) *	8,284,489
729,930	Swiss Re AG	67,140,959
375,900	Syngenta AG ADR	28,726,278

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
9,109	UBS Group AG (Registered)	144,828
28,531	Vontobel Holding AG (Registered)	1,441,326

	Total Switzerland	183,803,762

	Taiwan — 3.2%
49,539	Addcn Technology Co Ltd	309,767
2,450,000	Asustek Computer Inc	20,231,388
1,094,000	BES Engineering Corp	222,625
4,954,440	Chang Hwa Commercial Bank Ltd	2,648,586
3,567,200	China Life Insurance Co Ltd	3,797,661
1,470	Chunghwa Telecom Co Ltd	4,952
12,211,000	Compal Electronics Inc	6,947,112
91,000	Cyberlink Corp	194,687
1,731,980	Far Eastern New Century Corp	1,278,802
4,249,582	Foxconn Technology Co Ltd	11,111,872
12,575,000	Fubon Financial Holding Co Ltd	19,441,528
36,000	Grape King Bio Ltd	269,048
31,697,663	Hon Hai Precision Industry Co Ltd	81,423,813
5,752,854	Hua Nan Financial Holdings Co Ltd – Class C	2,920,031
20,874,000	Innolux Corp	7,182,395
10,312,000	Inventec Corp	6,943,628
43,000	Kinik Co	73,746
7,007,475	Lite-On Technology Corp	11,045,737
2,889,600	Mercuries Life Insurance Co Ltd *	1,558,140
1,413,000	Novatek Microelectronics Corp	4,685,557
12,795,000	Pegatron Corp	30,410,777
607,000	Phison Electronics Corp	4,618,277
10,094,000	Pou Chen Corp	12,610,642
3,869,808	Powertech Technology Inc	9,910,174
124,020	Radiant Opto-Electronics Corp	225,398
19,391,000	Shin Kong Financial Holding Co Ltd *	4,993,969
3,594,000	Siliconware Precision Industries Co Ltd	5,440,208
5,001,223	Taishin Financial Holding Co Ltd	1,833,732
6,392,400	Taiwan Business Bank	1,617,230
3,323,000	Taiwan Cement Corp	3,830,464
352,030	Taiwan Cooperative Financial Holding Co Ltd	155,067
381,000	Taiwan Semiconductor Co Ltd	389,297
2,480,564	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	73,647,945
1,701,000	Teco Electric and Machinery Co Ltd	1,423,934
207,060	Topco Scientific Co Ltd	510,317
160,000	Transcend Information Inc	438,607
1,707,000	Uni-President Enterprises Corp	2,912,493
1,005,000	United Integrated Services Co Ltd	1,520,468
33,972,000	United Microelectronics Corp	11,979,670
6,235,859	Wistron Corp	4,443,985
1,907,000	WPG Holdings Ltd	2,354,461

	Total Taiwan	357,558,190

Shares	Description	Value ($)
	Thailand — 0.2%
817,800	Bangkok Bank Pcl NVDR	3,571,138
7,468,400	Krung Thai Bank Pcl (Foreign Registered)	3,678,926
519,000	PTT Pcl (Foreign Registered)	5,105,620
98,300	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	137,550
5,546,700	Thanachart Capital Pcl (Foreign Registered)	6,838,124

	Total Thailand	19,331,358

	Turkey — 0.8%
68,220	Aksa Akrilik Kimya Sanayii AS	177,420
7,396,444	Eregli Demir ve Celik Fabrikalari TAS	10,122,767
1,456,883	KOC Holding AS	5,272,340
3,450,357	Turk Telekomunikasyon AS	5,541,739
2,009,220	Turkcell Iletisim Hizmetleri AS *	5,277,555
6,462,765	Turkiye Halk Bankasi AS	16,485,741
20,892,569	Turkiye Is Bankasi – Class C	29,254,747
4,032,300	Turkiye Sise ve Cam Fabrikalari AS	3,884,091
13,016,509	Turkiye Vakiflar Bankasi TAO – Class D	15,750,514

	Total Turkey	91,766,914

	United Kingdom — 3.6%
101,574	3i Group Plc	873,724
976,373	AstraZeneca Plc	50,516,048
469,500	AstraZeneca Plc Sponsored ADR	12,272,730
653,013	Balfour Beatty Plc	2,184,310
111,756	Bellway Plc	3,413,847
382,793	Berkeley Group Holdings Plc (The)	11,865,038
211,333	Bovis Homes Group Plc	2,146,224
570,575	British American Tobacco Plc	31,233,383
84,100	British American Tobacco Plc Sponsored ADR	9,170,264
768,161	Carillion Plc	2,367,506
5,773,805	Centrica Plc	15,162,071
83,699	Cobham Plc	171,724
379,428	Compass Group Plc	6,496,067
273,871	Crest Nicholson Holdings Plc	1,496,346
2,531,757	Debenhams Plc	1,752,381
764,853	Direct Line Insurance Group Plc	3,318,710
336,554	DS Smith Plc	1,653,809
67,130	Galliford Try Plc	1,061,982
95,491	GlaxoSmithKline Plc	1,781,945
800,100	GlaxoSmithKline Plc Sponsored ADR	30,235,779
1,088,149	Henderson Group Plc	3,146,339
309,523	HSBC Holdings Plc	2,453,454
1,064,466	HSBC Holdings Plc	8,410,064
199,700	HSBC Holdings Plc Sponsored ADR	7,896,138
268,989	IG Group Holdings Plc	2,826,959
437,086	Imperial Brands Plc	18,743,400
719,193	Inchcape Plc	5,469,029
223,382	Intermediate Capital Group Plc	1,891,900
2,253,528	J Sainsbury Plc	6,508,843

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
384,444	Jupiter Fund Management Plc	2,062,409
3,192,951	Kingfisher Plc	14,047,853
555	Land Securities Group Plc (REIT)	6,732
825,947	Man Group Plc	1,172,057
49,226	Micro Focus International Plc	1,299,765
219,553	Mondi Plc	4,485,725
610,690	Persimmon Plc	12,950,596
176,935	Playtech Plc	1,899,789
112,171	Plus500 Ltd	838,610
418,221	Reckitt Benckiser Group Plc	35,328,630
1,954,155	Royal Mail Plc	11,445,257
1,227,618	Sage Group Plc (The)	10,088,977
109,759	Spectris Plc	2,802,667
346,738	Tate & Lyle Plc	2,930,629
357,834	Unilever Plc	14,235,037
165,576	WH Smith Plc	3,117,673
1,869,494	Wm Morrison Supermarkets Plc	5,080,472
1,687,301	WPP Plc	35,984,848

	Total United Kingdom	406,297,740

	United States — 12.1%
124,857	3M Co.	21,442,941
284,097	Abbott Laboratories	10,815,573
184,055	Accenture Plc – Class A	21,981,689
1,747	AdvanSix, Inc. *	32,669
3,506	Alcoa Corp.	101,569
96,100	Alere, Inc. *	3,817,092
75,973	Alphabet, Inc. – Class C *	57,590,573
387,821	American Express Co.	27,938,625
920,193	American International Group, Inc.	58,275,823
44,077	Amphenol Corp. – Class A	3,008,696
49,131	Analog Devices, Inc.	3,647,485
20,460	Anthem, Inc.	2,916,164
299,400	Apple, Inc.	33,089,688
10,531	Arconic, Inc.	203,038
18,900	Automatic Data Processing, Inc.	1,814,778
627,467	B/E Aerospace, Inc.	37,673,119
48,381	Becton, Dickinson and Co.	8,181,227
584,866	Brocade Communications Systems, Inc.	7,217,246
28,393	CDK Global, Inc.	1,638,276
75,903	Cerner Corp. *	3,778,451
10,778	Church & Dwight Co., Inc.	471,969
1,041,434	Cisco Systems, Inc.	31,055,562
401,703	Coca-Cola Co. (The)	16,208,716
297,759	Cognizant Technology Solutions Corp. – Class A *	16,400,566
58,019	Colgate-Palmolive Co.	3,784,579
74,104	Costco Wholesale Corp.	11,123,751
5,762	CR Bard, Inc.	1,213,189
67,252	CVS Health Corp.	5,171,006
384,793	Dell Technologies, Inc. – Class V *	20,609,513

Shares	Description	Value ($)
	United States — continued
92,979	Depomed, Inc. *	1,775,899
31,804	DISH Network Corp. – Class A *	1,827,140
28,750	Donnelley Financial Solutions, Inc. *	548,262
63,136	Eli Lilly & Co.	4,237,688
163,700	Emerson Electric Co.	9,239,228
83,400	Endurance Specialty Holdings Ltd.	7,689,480
329,216	EnPro Industries, Inc.	20,016,333
677,980	Envision Healthcare Holdings, Inc. *	15,403,706
17,629	F5 Networks, Inc. *	2,481,282
467,016	FMC Technologies, Inc. *	15,999,968
90,006	G&K Services, Inc. – Class A	8,633,375
18,500	Genuine Parts Co.	1,780,255
266,100	Harman International Industries, Inc.	29,103,357
47,798	Honeywell International, Inc.	5,446,104
42,621	Humana, Inc.	9,062,929
92,889	Illinois Tool Works, Inc.	11,627,845
55,044	Imperva, Inc. *	2,099,929
615,600	Ingram Micro, Inc. – Class A *	23,048,064
39,500	Intuit, Inc.	4,490,360
3,453	Intuitive Surgical, Inc. *	2,222,834
277,435	Johnson & Johnson	30,878,515
689,768	Level 3 Communications, Inc. *	37,985,524
900,781	Liberty Media Corp-Liberty SiriusXM – Class C *	32,211,928
560,269	Linear Technology Corp.	35,033,621
74,700	LinkedIn Corp. – Class A *	14,584,428
28,750	LSC Communications, Inc.	593,400
144,827	Marvell Technology Group Ltd	2,076,819
65,424	MasterCard, Inc. – Class A	6,686,333
100,724	McDonald’s Corp.	12,013,351
2,616,810	Media General, Inc. *	48,070,800
272,973	Medtronic Plc	19,929,759
923,788	Microsoft Corp.	55,667,465
483,355	Monsanto Co.	49,645,392
127,220	NIKE, Inc. – Class B	6,369,905
4,090	Norfolk Southern Corp.	435,421
990,603	Oracle Corp.	39,812,335
186,727	Pandora Media, Inc. *	2,169,768
47,910	PepsiCo, Inc.	4,795,791
173,744	Pfizer, Inc.	5,584,132
325,773	Philip Morris International, Inc.	28,759,240
524,209	PJT Partners, Inc. – Class A	15,437,955
8,677	Procter & Gamble Co. (The)	715,505
474,487	QUALCOMM, Inc.	32,326,799
688,346	Reynolds American, Inc.	37,239,519
2,587,900	Rite Aid Corp. *	20,599,684
26,300	Rockwell Automation, Inc.	3,516,573
75,900	RR Donnelley & Sons Co.	1,319,901
114,807	Schlumberger Ltd.	9,649,528
340,198	St Jude Medical, Inc.	26,943,682
93,223	Stryker Corp.	10,595,726

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares	Description	Value ($)
	United States — continued
159,742	Teradata Corp. *	4,289,073
85,986	Texas Instruments, Inc.	6,356,945
100,000	Time Warner, Inc.	9,182,000
43,105	TJX Cos., Inc. (The)	3,376,846
29,738	T-Mobile US, Inc. *	1,612,097
639,416	TopBuild Corp. *	23,204,407
78,898	Twitter, Inc. *	1,458,824
125,465	United Technologies Corp.	13,515,090
227,102	UnitedHealth Group, Inc.	35,954,789
29,317	Vertex Pharmaceuticals, Inc. *	2,392,560
76,902	VF Corp.	4,191,928
430,746	Viacom, Inc. – Class B	16,144,360
236,586	Westar Energy, Inc.	13,475,939
605,080	Western Refining, Inc.	21,704,220
483,400	WhiteWave Foods Co. (The) *	26,630,506
42,351	Williams Cos., Inc. (The)	1,300,176
11,296	WW Grainger, Inc.	2,604,519
43,275	Zimmer Biomet Holdings, Inc.	4,407,991

	Total United States	1,371,388,680

	TOTAL COMMON STOCKS (COST $6,767,588,821)	6,656,208,632

	PREFERRED STOCKS — 2.0%

	Brazil — 1.5%
3,329,920	Banco Bradesco SA	29,220,233
826,300	Banco do Estado do Rio Grande do Sul SA – Class B	2,747,241
2,482,550	Bradespar SA *	10,955,802
2,632,575	Centrais Eletricas Brasileiras SA – Class B *	22,027,553
994,339	Cia Energetica de Minas Gerais Sponsored ADR	2,237,263
1,588,400	Cia Energetica de Sao Paulo – Class B	6,141,956
8,118,527	Companhia Energetica de Minas Gerais	18,920,212
2,835,760	Itau Unibanco Holding SA	29,620,185
13,455,580	Itausa-Investimentos Itau SA	34,190,828
1,387,700	Vale SA *	10,461,698

	Total Brazil	166,522,971

	Germany — 0.2%
43,616	Bayerische Motoren Werke AG	3,130,556
86,142	Jungheinrich AG	2,257,145
311,071	Porsche Automobil Holding SE	15,754,116

	Total Germany	21,141,817

	South Korea — 0.3%
64,989	Hyundai Motor Co	5,324,112
101,800	Hyundai Motor Co 2nd Preference	8,645,837

Shares / Par Value†	Description	Value ($)
	South Korea — continued
17,014	Samsung Electronics Co Ltd	19,670,123

	Total South Korea	33,640,072

	TOTAL PREFERRED STOCKS (COST $179,897,878)	221,304,860

	RIGHTS/WARRANTS — 0.0%

	United States — 0.0%
2,279,800	Safeway Casa Ley CVR, Expires 01/30/17 *	638,344
2,279,800	Safeway PDC, LLC CVR, Expires 01/30/19 *	45,596

	Total United States	683,940

	TOTAL RIGHTS/WARRANTS (COST $2,425,023)	683,940

	DEBT OBLIGATIONS — 31.1%

	Canada — 0.4%
	Corporate Debt — 0.4%
18,352,800	Nortel Networks Ltd, 0.00%, due 07/15/11 (b)	17,572,806
26,379,600	Nortel Networks Ltd, 10.13%, due 07/15/13 (b)	26,181,753

	Total Corporate Debt	43,754,559

	Total Canada	43,754,559

	Denmark — 0.3%
	Bank Loans — 0.3%
6,982,688	O.W. Bunker & Trading A/S, Ancillary Revolver, 0.00% (b)	6,790,664
11,454,089	O.W. Bunker & Trading A/S, Term Loan A, 1.75% (b)	11,139,101
15,849,007	O.W. Bunker & Trading A/S, Term Loan B, 2.25% (b)	15,413,160

	Total Bank Loans	33,342,925

	Total Denmark	33,342,925

	Puerto Rico — 0.3%
	Municipal Obligations — 0.3%
3,012,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/38	2,311,710
1,410,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/42	1,046,925
16,687,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	12,765,555
26,571,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	20,393,242

	Total Municipal Obligations	36,517,432

	Total Puerto Rico	36,517,432

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value† / Principal Amount / Number of Contracts		Description	Value ($)
		United Kingdom — 0.3%
		Corporate Debt — 0.3%
GBP	29,952,343	TWRFIN, Reg S, 8.75%, due 04/02/20	34,084,748

		United States — 29.8%
		Bank Loans — 0.5%
	55,656,756	Sears Roebuck Acceptance Corp., Term Loan, 4.50%, due 06/30/18	54,334,908

		U.S. Government — 29.3%
	215,322,256	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (c)	208,972,833
	345,212,182	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (c)	339,844,132
	233,093,242	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (c)	232,204,225
	232,683,803	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (c)	235,597,005
	55,000,000	U.S. Treasury Note, USBM + 0.19%, 0.68%, due 04/30/18	55,077,990
	370,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	368,973,990
	10,000,000	U.S. Treasury Note, 0.75%, due 04/15/18	9,964,060
	165,000,000	U.S. Treasury Note, 0.75%, due 10/31/18	163,827,015
	110,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	108,994,490
	50,000,000	U.S. Treasury Note, 0.88%, due 04/15/19	49,580,100
	90,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	90,080,820
	55,000,000	U.S. Treasury Note, 1.00%, due 05/15/18	54,978,495
	125,000,000	U.S. Treasury Note, 1.00%, due 11/30/18	124,697,250
	190,000,000	U.S. Treasury Note, 1.00%, due 09/30/19	188,062,950
	105,000,000	U.S. Treasury Note, 1.25%, due 10/31/19	104,614,440
	55,000,000	U.S. Treasury Note, 1.38%, due 07/31/18	55,275,000
	50,000,000	U.S. Treasury Note, 1.38%, due 02/28/19	50,197,250
	10,000,000	U.S. Treasury Note, 1.38%, due 01/31/20	9,971,480
	40,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	40,284,360
	20,000,000	U.S. Treasury Note, 1.50%, due 02/28/19	20,135,160
	280,000,000	U.S. Treasury Note, 1.50%, due 10/31/19(d)	280,820,400
	25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19	25,208,000
	25,000,000	U.S. Treasury Note, 1.75%, due 09/30/19	25,265,625
	10,000,000	U.S. Treasury Note, 2.63%, due 04/30/18	10,225,000
	75,000,000	U.S. Treasury Note, 3.13%, due 05/15/19	78,345,675
	27,500,000	U.S. Treasury Note, 3.50%, due 05/15/20	29,276,748
	290,000,000	U.S. Treasury Note, 3.63%, due 08/15/19 (d)	307,649,110
	60,000,000	U.S. Treasury Note, 3.63%, due 02/15/20	63,993,720

		Total U.S. Government	3,332,117,323

		Total United States	3,386,452,231

		TOTAL DEBT OBLIGATIONS (COST $3,567,851,260)	3,534,151,895

		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.0%
EUR	31,901,000	EUR Call/USD Put, Expires 03/06/17, Strike 1.15, (OTC) (CP-GS)	28,434

Principal Amount / Number of Contracts		Description	Value ($)
		Currency Options — continued
EUR	31,901,000	EUR Call/USD Put, Expires 03/06/17, Strike 1.15, (OTC) (CP-GS)	37,665
USD	35,446,000	USD Call/CHF Put, Expires 03/06/17, Strike 1.00, (OTC) (CP-GS)	971,150
USD	35,445,000	USD Call/CHF Put, Expires 03/06/17, Strike 1.00, (OTC) (CP-BCLY)	971,122

		Total Currency Options	2,008,371

		Equity Options — 0.1%
	3,900	Alcoa, Inc., Put, Expires 01/20/17, Strike 10.00	234,000
	900	CDK Global, Inc., Put, Expires 02/17/17, Strike 55.00	148,500
	2,000	Depomed, Inc., Put, Expires 03/17/17, Strike 19.00	530,000
	1,000	DISH Network Corp., Put, Expires 06/16/17, Strike 52.50	340,000
	300	F5 Networks, Inc., Put, Expires 01/20/17, Strike 120.00	900
	400	F5 Networks, Inc., Put, Expires 04/21/17, Strike 135.00	258,000
	1,120	Humana, Inc., Put, Expires 01/20/17, Strike 175.00	229,600
	900	Imperva, Inc., Put, Expires 01/20/17, Strike 40.00	279,000
	2,400	LifeLock, Inc., Put, Expires 01/20/17, Strike 16.00	24,000
	3,700	Marvell Technology Group Ltd., Put, Expires 02/17/17, Strike 14.00	255,300
	400	Norfolk Southern Corp., Put, Expires 01/20/17, Strike 95.00	18,000
	2,800	Pandora Media, Inc., Put, Expires 01/20/17, Strike 13.00	487,200
	2,300	RR Donnelley & Sons Co., Put, Expires 12/16/16, Strike 17.00	805,000
	3,301	Sears Holdings Corp., Put, Expires 01/19/18, Strike 10.00	1,310,497
	7,078	Sears Holdings Corp., Put, Expires 01/19/18, Strike 8.00	2,066,776
	6,052	Sears Holdings Corp., Put, Expires 06/15/18, Strike 8.00	1,936,640
	1,964	Sears Holdings Corp., Put, Expires 06/15/18, Strike 10.00	875,944
	1,000	T-Mobile US, Inc., Put, Expires 05/19/17, Strike 50.00	223,000
	2,000	Twitter, Inc., Put, Expires 01/20/17, Strike 18.00	212,000
	400	Vertex Pharmaceuticals, Inc., Put, Expires 01/20/17, Strike 90.00	420,000
	7,500	Viacom, Inc., Put, Expires 01/20/17, Strike 32.50	262,500
	1,200	Williams Cos., Inc., Put, Expires 02/17/17, Strike 29.00	144,000

		Total Equity Options	11,060,857

		TOTAL OPTIONS PURCHASED (COST $15,303,956)	13,069,228

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Par Value† / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 7.2%

	Money Market Funds — 0.2%
22,719,744	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (e) (f)	22,719,744

	Repurchase Agreements — 6.6%
149,278,400	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 11/30/16, maturing on 12/01/16 with a maturity value of $149,279,520 and an effective yield of 0.27%, collateralized by a U.S. Treasury Note with maturity date 08/15/24 and a market value of $151,938,235.	149,278,400
599,909,741	Nomura Securities International Inc. Repurchase Agreement, dated 11/30/16, maturing on 12/01/16 with a maturity value of $599,913,907 and an effective yield of 0.25%, collateralized by a U.S. Treasury Note with maturity date 5/15/24 and a market value of $610,465,147.	599,909,741

	TOTAL REPURCHASE AGREEMENTS (COST $749,188,141)	749,188,141

	U.S. Government — 0.4%
25,000,000	U.S. Treasury Bill, 0.34%, due 01/19/17 (f) (g)	24,988,250
25,000,000	U.S. Treasury Bill, 0.55%, due 04/20/17 (f) (g)	24,946,850

	Total U.S. Government	49,935,100

	TOTAL SHORT-TERM INVESTMENTS (COST $821,850,621)	821,842,985

	TOTAL INVESTMENTS — 99.1% (Cost $11,354,917,559)	11,247,261,540

	SECURITIES SOLD SHORT — (1.9)%

	Common Stocks — (1.9)%
	France — (0.1)%
(233,460)	Technip SA	(16,177,364)

	United Kingdom — (0.2)%
(189,366)	British American Tobacco Plc Sponsored ADR	(20,648,469)

	United States — (1.6)%
(253,665)	Abbott Laboratories	(9,657,027)
(226,261)	Amsurg Corp. *	(15,412,899)
(130,085)	Analog Devices, Inc.	(9,657,510)

Shares	Description	Value ($)
	United States — continued
(985,417)	CenturyLink, Inc.	(23,177,008)
(1)	Exxon Mobil Corp.	(87)
(48,849)	Great Plains Energy, Inc.	(1,289,125)
(326,815)	Nexstar Broadcasting Group, Inc. – Class A	(19,494,515)
(141,868)	Rockwell Collins, Inc.	(13,154,001)
(8,437,663)	Sirius XM Holdings, Inc.	(38,560,120)
(229,463)	Tesoro Corp.	(18,666,815)
(383,206)	VMware, Inc. – Class A *	(31,093,335)

	Total United States	(180,162,442)

	TOTAL COMMON STOCKS (PROCEEDS $198,657,986)	(216,988,275)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $198,657,986)	(216,988,275)

	Other Assets and Liabilities (net) — 2.8%	318,287,025

	TOTAL NET ASSETS — 100.0%	$11,348,560,290

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/08/2016	GS	CAD	27,162,010	USD	20,741,620	$520,508
12/08/2016	MSCI	CHF	75,196,473	USD	77,658,239	3,676,961
02/21/2017	GS	EUR	4,481,697	USD	4,790,574	20,856
02/21/2017	MSCI	EUR	69,832,681	USD	74,912,803	592,249
11/07/2017	GS	EUR	193,938,000	USD	212,934,227	3,766,041
12/22/2017	JPM	EUR	55,095,000	USD	60,857,937	1,282,928
02/21/2017	BCLY	GBP	181,674	USD	226,000	(1,787)
02/21/2017	JPM	GBP	28,783,190	USD	35,928,597	(160,380)
12/12/2016	BOA	JPY	3,934,704,109	USD	38,881,820	4,474,661
12/12/2016	MSCI	JPY	96,600,000	USD	943,686	98,963
12/08/2016	SSB	SEK	146,685,825	USD	17,341,016	1,432,536
12/08/2016	GS	USD	20,902,179	CAD	27,162,010	(681,066)
12/08/2016	MSCI	USD	36,425,000	CHF	36,144,774	(864,336)
12/12/2016	BOA	USD	8,855,000	JPY	1,004,187,993	(73,843)
02/21/2017	BCLY	USD	874,711	EUR	813,821	(8,589)
02/21/2017	GS	USD	5,903,954	EUR	5,505,204	(44,953)
02/21/2017	MSCI	USD	1,719,000	GBP	1,373,028	2,532
02/21/2017	SSB	USD	343,130	EUR	322,532	130
11/07/2017	GS	USD	214,049,371	EUR	193,938,000	(4,881,184)
12/22/2017	JPM	USD	61,316,438	EUR	55,095,000	(1,741,428)

						$7,410,799

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Reverse Repurchase Agreements

Average balance outstanding	$(136,351,225)
Average interest rate	(0.44)%
Maximum balance outstanding	$(290,656,351)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Written Options

Equity Options

Number of Contracts			Expiration Date	Description	Premiums	Value
Call	USD	1,837	01/20/2017	Monsanto Co., Strike 105.00	$1,573,649	$(231,462)
Call	USD	1,470	04/21/2017	Monsanto Co., Strike 105.00	975,525	(518,910)
Put	USD	2,000	06/16/2017	Time Warner, Inc. Strike 85.00	723,303	(470,000)
Call	USD	2,000	06/16/2017	Time Warner, Inc. Strike 90.00	823,300	(1,300,000)
Put	USD	7,500	03/17/2017	Viacom, Inc. Strike 35.00	1,774,905	(1,275,000)
Call	USD	7,500	03/17/2017	Viacom, Inc. Strike 37.50	2,674,886	(1,875,000)

					$8,545,568	$(5,670,372)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
3,000,000	USD	3/20/2017	GS	(Pay)	5.00%	16.89%	Sears Roebuck Acceptance Corp.	NA	$(45,157)
3,000,000	USD	3/20/2017	GS	(Pay)	5.00%	16.89%	Sears Roebuck Acceptance Corp.	NA	(45,157)
3,000,000	USD	3/20/2017	MSCI	(Pay)	5.00%	16.89%	Sears Roebuck Acceptance Corp.	NA	(75,990)
17,458,000	USD	12/20/2018	GS	(Pay)	5.00%	19.95%	Sears Roebuck Acceptance Corp.	NA	(483,211)
6,000,000	USD	12/20/2018	GS	(Pay)	0.00%	1.00%	Sears Roebuck Acceptance Corp.	NA	(178,501)
3,000,000	USD	6/20/2021	MSCI	(Pay)	0.00%	1.00%	Sears Roebuck Acceptance Corp.	NA	(146,801)
22,882,000	EUR	12/20/2021	BOA	(Pay)	1.00%	1.67%	Assicurazioni Generali SpA	NA	64,682
13,306,000	EUR	12/20/2021	BCLY	(Pay)	1.00%	1.67%	Assicurazioni Generali SpA	NA	139,280
13,087,000	EUR	12/20/2021	BCLY	(Pay)	1.00%	1.48%	Assicurazioni Generali SpA	NA	8,257
11,590,000	EUR	12/20/2021	JPM	(Pay)	1.00%	1.67%	Assicurazioni Generali SpA	NA	108,538
2,298,000	USD	12/20/2021	BOA	(Pay)	1.00%	0.97%	MetLife, Inc.	NA	(27,941)
6,472,000	USD	12/20/2021	CSI	(Pay)	1.00%	0.97%	MetLife, Inc.	NA	(88,078)
8,803,000	USD	12/20/2021	GS	(Pay)	1.00%	0.97%	MetLife, Inc.	NA	(98,383)
15,135,000	USD	12/20/2021	JPM	(Pay)	1.00%	0.97%	MetLife, Inc.	NA	(154,723)
29,555,000	USD	12/20/2021	JPM	(Pay)	1.00%	0.97%	MetLife, Inc.	NA	(403,847)
32,560,000	USD	12/20/2021	MSCI	(Pay)	1.00%	0.89%	Prudential Financial	NA	(487,801)
15,229,000	USD	12/20/2021	BCLY	(Pay)	1.00%	0.89%	Prudential Financial	NA	(198,566)
3,814,000	USD	12/20/2021	JPM	(Pay)	1.00%	0.89%	Prudential Financial	NA	(34,838)
10,660,000	USD	12/20/2021	JPM	(Pay)	1.00%	0.89%	Prudential Financial	NA	(134,392)
3,000,000	USD	12/20/2021	MSCI	(Pay)	0.00%	1.00%	Sears Roebuck Acceptance Corp.	NA	(152,521)

									$(2,435,150)

							Premiums to (Pay) Receive		$(7,816,906)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2016, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Cross-Currency Basis Swaps (a)

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
26,281,538,000	JPY	3/10/2018	GS	3 Month JPY LIBOR plus a spread of (0.59)%	3 Month USD LIBOR	$(745,704)
65,181,000	EUR	10/12/2023	GS	3 Month EURIBOR plus a spread of (0.46)%	3 Month USD LIBOR	64,097
80,058,000	EUR	10/28/2023	GS	3 Month EURIBOR plus a spread of (0.48)%	3 Month USD LIBOR	141,415
79,025,000	EUR	11/14/2023	GS	3 Month EURIBOR plus a spread of (0.50)%	3 Month USD LIBOR	266,094
42,433,000	EUR	11/30/2023	GS	3 Month EURIBOR plus a spread of (0.49)%	3 Month USD LIBOR	107,268
42,433,000	EUR	11/30/2023	GS	3 Month EURIBOR plus a spread of (0.49)%	3 Month USD LIBOR	90,657

						$(76,173)

				Premiums to (Pay) Receive		$—

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
33,334,890,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(624,986)
793,835,000	EUR	3/6/2017	3/6/2020	GS	3 Month USD LIBOR	3 Month EUR IBOR	3,012,201
26,332,000	EUR	10/10/2017	10/10/2024	GS	3 Month EUR IBOR	3 Month USD LIBOR	21,572
91,316,000	EUR	10/17/2017	10/17/2024	GS	3 Month EUR IBOR	3 Month USD LIBOR	(125,526)
79,797,000	EUR	10/26/2020	10/26/2024	GS	3 Month EUR IBOR	3 Month USD LIBOR	64,156
39,862,000	EUR	10/27/2020	10/27/2024	GS	3 Month EUR IBOR	3 Month USD LIBOR	51,706
39,848,000	EUR	10/28/2020	10/28/2024	GS	3 Month EUR IBOR	3 Month USD LIBOR	51,616
548,210,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EUR IBOR	3,876,236
37,217,000	EUR	9/5/2017	9/5/2025	GS	3 Month EUR IBOR	3 Month USD LIBOR	254,231
35,934,000	EUR	2/2/2017	2/2/2026	GS	3 Month EUR IBOR	3 Month USD LIBOR	8,078

							$6,589,284

					Premiums Paid		$1,978,229

1	For JPY LIBOR, Fund pays 3 Month JPY LIBOR adjusted by a spread. Spread is (0.71)%.
For EURIBOR, Fund pays 3 Month EURIBOR adjusted by a spread. Spreads range from (0.34)% to (0.52)%.
2	For EURIBOR, Fund receives 3 Month EURIBOR adjusted by a spread. Spread is (0.24)%.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
429,365,000	AUD	3/20/2019	JPMF (h)	Receive	1.82%	3 Month AUD BBSW	$(1,122,297)
321,763,000	AUD	3/20/2019	JPMF (h)	Receive	1.79%	3 Month AUD BBSW	(810,582)
408,192,000	MXN	1/5/2026	JPMF (i)	Receive	6.24%	TIIE	(1,846,599)
368,508,000	MXN	1/5/2026	JPMF (i)	Receive	6.26%	TIIE	(1,648,352)
363,241,000	MXN	1/8/2026	JPMF (i)	Receive	6.29%	TIIE	(1,588,915)
539,832,000	MXN	1/27/2026	JPMF (i)	Receive	6.05%	TIIE	(2,815,917)
248,772,000	MXN	4/30/2026	JPMF (i)	Receive	6.08%	TIIE	(1,308,553)
207,171,000	MXN	5/11/2026	JPMF (i)	Receive	6.30%	TIIE	(934,050)
206,109,000	MXN	5/11/2026	JPMF (i)	Receive	6.31%	TIIE	(922,093)
203,840,000	MXN	5/12/2026	JPMF (i)	Receive	6.36%	TIIE	(876,617)
367,130,000	MXN	7/22/2026	JPMF (i)	Receive	6.26%	TIIE	(1,748,246)
189,051,000	MXN	10/23/2026	JPMF (i)	Receive	6.57%	TIIE	(719,594)
80,086,000	AUD	3/17/2027	JPMF (h)	(Pay)	2.46%	6 Month AUD BBSW	2,257,251
106,865,000	AUD	3/17/2027	JPMF (h)	(Pay)	2.50%	6 Month AUD BBSW	2,921,477
58,468,000	CAD	3/17/2027	JPMF (h)	(Pay)	1.86%	3 Month CAD LIBOR	(22,536)
39,590,000	CHF	3/17/2027	JPMF (h)	(Pay)	0.17%	6 Month CHF LIBOR	(63,671)
38,528,000	EUR	3/17/2027	JPMF (h)	(Pay)	0.69%	6 Month EUR IBOR	195,397
44,051,000	GBP	3/17/2027	JPMF (h)	(Pay)	1.38%	6 Month GBP LIBOR	182,824
15,188,000	GBP	3/17/2027	JPMF (h)	(Pay)	1.41%	6 Month GBP LIBOR	6,651
18,794,000	GBP	3/17/2027	JPMF (h)	(Pay)	1.42%	6 Month GBP LIBOR	(21,029)
136,948,000	NZD	3/17/2027	JPMF (h)	Receive	2.68%	3 Month NZD Bank Bill Rate	(5,460,792)
17,175,000	NZD	3/17/2027	JPMF (h)	Receive	2.94%	3 Month NZD Bank Bill Rate	(394,528)
29,836,000	NZD	3/17/2027	JPMF (h)	Receive	2.93%	3 Month NZD Bank Bill Rate	(701,133)
15,653,000	NZD	3/17/2027	JPMF (h)	Receive	2.91%	3 Month NZD Bank Bill Rate	(384,148)
229,610,000	SEK	3/17/2027	JPMF (h)	Receive	0.90%	3 Month SEK STIBOR	(585,662)
155,150,000	SEK	3/17/2027	JPMF (h)	Receive	1.17%	3 Month SEK STIBOR	47,054
176,432,000	SEK	3/17/2027	JPMF (h)	Receive	1.18%	3 Month SEK STIBOR	76,655
180,124,000	SEK	3/17/2027	JPMF (h)	Receive	1.18%	3 Month SEK STIBOR	73,533
493,670,000	SEK	3/17/2027	JPMF (h)	Receive	1.14%	3 Month SEK STIBOR	(2,243)
44,030,000	USD	3/17/2027	JPMF (h)	Receive	2.22%	3 Month USD LIBOR	(129,094)
79,900,000	GBP	12/19/2046	JPMF (h)	(Pay)	1.30%	6 Month GBP LIBOR	1,757,008

							$(16,588,801)

						Premiums to (Pay) Receive	$1,550,129

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay)	- Fund pays fixed rate and receives variable rate.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Notes to Schedule of Investments:

ADR - American Depositary Receipt

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offtered Rate denominated in Canadian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

CVA - Certificaaten van aandelen (Share Certificates)

CVR - Contingent Value Right

EURIBOR - Euro Interbank Offered Rate

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depository Receipt

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.
(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees.

(b)	Security is in default.

(c)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any.

(e)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(f)	All or a portion of this security or derivative is owned by GMO Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund.

(g)	The rate shown represents yield-to-maturity.

(h)	Swap was cleared through the LCH.Clearnet Group Ltd.

(i)	Swap was cleared through the CME Group Inc.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

CSI - Credit Suisse International

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

JPMF - J.P. Morgan Securities LLC

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
2,419,582	GMO Emerging Markets Fund, Class VI	66,732,062
30,986,997	GMO International Equity Fund, Class IV	612,303,060

	TOTAL MUTUAL FUNDS (COST $802,078,785)	679,035,122

	SHORT-TERM INVESTMENTS — 0.1%

	Time Deposits — 0.1%
361,472	State Street Eurodollar Time Deposit, 0.01%, due 12/01/16	361,472

	TOTAL SHORT-TERM INVESTMENTS (COST $361,472)	361,472

	TOTAL INVESTMENTS — 100.0% (Cost $802,440,257)	679,396,594
	Other Assets and Liabilities (net) — (0.0%)	(61,434)

	TOTAL NET ASSETS — 100.0%	$679,335,160

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
11,704,125	GMO Emerging Markets Fund, Class VI	322,799,763
35,388,679	GMO International Equity Fund, Class IV	699,280,297

	TOTAL MUTUAL FUNDS (COST $1,174,968,488)	1,022,080,060

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
307,586	State Street Eurodollar Time Deposit, 0.01%, due 12/01/16	307,586

	TOTAL SHORT-TERM INVESTMENTS (COST $307,586)	307,586

	TOTAL INVESTMENTS — 100.0% (Cost $1,175,276,074)	1,022,387,646
	Other Assets and Liabilities (net) — (0.0%)	(172,401)

	TOTAL NET ASSETS — 100.0%	$1,022,215,245

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 6.7%

	U.S. Government — 6.7%
6,500,000	U.S. Treasury Note, 0.63%, due 05/31/17 (a)	6,499,240
6,500,000	U.S. Treasury Note, 0.75%, due 06/30/17 (a)	6,502,795
50,000,000	U.S. Treasury Note, 0.63%, due 09/30/17 (a)	49,917,950
26,700,000	U.S. Treasury Note, 0.88%, due 03/31/18 (b)	26,661,418
13,500,000	U.S. Treasury Note, USBM + 0.19%, 0.68%, due 04/30/18 (a)	13,519,143

	Total U.S. Government	103,100,546

	TOTAL DEBT OBLIGATIONS (COST $103,237,875)	103,100,546

	MUTUAL FUNDS — 70.8%

	Affiliated Issuers — 70.8%
43,314,140	GMO U.S. Treasury Fund	1,083,286,653

	TOTAL MUTUAL FUNDS (COST $1,083,086,339)	1,083,286,653

	SHORT-TERM INVESTMENTS — 25.8%

	Money Market Funds — 2.5%
11,942,421	SSgA USD Liquidity Fund-Class S2 Shares (b)	11,942,421
26,621,738	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.26% (c)	26,621,738

	Total Money Market Funds	38,564,159

	U.S. Government — 23.3%
7,000,000	Federal Home Loan Bank Discount Notes, due 02/28/17	6,992,041
24,000,000	U.S. Treasury Bill, 0.30%, due 01/05/17 (a) (b) (d)	23,992,824
90,000,000	U.S. Treasury Bill, 0.42%, due 02/02/17 (a) (b) (d)	89,933,310
25,000,000	U.S. Treasury Bill, 0.62%, due 03/16/17 (b) (d)	24,963,825
70,000,000	U.S. Treasury Bill, 0.50%, due 03/30/17 (b) (d)	69,885,760
25,000,000	U.S. Treasury Bill, 0.52%, due 04/06/17 (b) (d)	24,955,200
55,000,000	U.S. Treasury Bill, 0.53%, due 04/13/17 (b) (d)	54,893,960
22,400,000	U.S. Treasury Note, 0.75%, due 01/15/17	22,410,931
13,000,000	U.S. Treasury Note, 0.63%, due 06/30/17 (b)	12,996,451
25,000,000	U.S. Treasury Note, 1.88%, due 08/31/17 (a)	25,201,175

	Total U.S. Government	356,225,477

	TOTAL SHORT-TERM INVESTMENTS (COST $394,839,992)	394,789,636

	TOTAL INVESTMENTS — 103.3% (Cost $1,581,164,206)	1,581,176,835
	Other Assets and Liabilities (net) — (3.3%)	(49,864,080)

	TOTAL NET ASSETS — 100.0%	$1,531,312,755

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/12/2016	JPM	AUD	34,417,077	USD	25,960,127	$552,165
12/12/2016	SSB	AUD	6,447,930	USD	4,836,296	76,195
12/12/2016	UBS	AUD	6,490,539	USD	4,826,949	35,392
12/08/2016	JPM	CAD	16,709,455	USD	12,514,169	74,597
12/08/2016	MSCI	CAD	6,393,276	USD	4,757,476	(2,082)
12/08/2016	SSB	CAD	6,892,117	USD	5,139,793	8,866
02/14/2017	JPM	CHF	3,487,169	USD	3,462,622	15,514
02/14/2017	SSB	CHF	4,841,736	USD	4,841,676	55,562
02/14/2017	UBS	CHF	117,486,567	USD	119,950,724	3,813,834
02/02/2017	JPM	EUR	16,473,709	USD	17,759,930	243,276
02/02/2017	SSB	EUR	17,433,471	USD	19,110,947	573,767
02/02/2017	UBS	EUR	12,429,005	USD	13,399,247	183,365
01/24/2017	JPM	GBP	55,859,924	USD	68,716,923	(1,281,454)
01/24/2017	MSCI	GBP	279,404	USD	347,899	(2,224)
01/24/2017	UBS	GBP	55,859,923	USD	68,674,469	(1,323,907)
02/23/2017	JPM	GBP	262,491	USD	326,267	(2,864)
02/23/2017	MSCI	GBP	107,035,502	USD	132,460,715	(1,748,105)
12/07/2016	JPM	JPY	905,000,000	USD	8,058,951	147,294
12/12/2016	JPM	NZD	6,265,000	USD	4,432,075	(3,149)
12/12/2016	MSCI	NZD	1,850,000	USD	1,311,502	1,819
12/12/2016	SSB	NZD	6,901,000	USD	4,970,825	85,353
12/07/2016	JPM	USD	8,570,698	JPY	888,343,357	(804,657)
12/07/2016	MSCI	USD	214,592,730	JPY	21,532,706,783	(26,350,316)
12/07/2016	UBS	USD	37,596,271	JPY	3,772,278,255	(4,618,403)
12/08/2016	JPM	USD	3,308,728	CAD	4,340,000	(77,758)
12/12/2016	JPM	USD	82,530,239	NZD	111,798,596	(3,383,904)
12/12/2016	SSB	USD	2,411,989	AUD	3,135,000	(97,616)
12/12/2016	SSB	USD	23,378,713	NZD	32,203,199	(580,885)
01/17/2017	JPM	USD	1,060,000	NZD	1,449,659	(34,893)
01/17/2017	MSCI	USD	45,135,432	NZD	64,237,289	289,086
01/17/2017	SSB	USD	2,281,546	NZD	3,144,444	(57,995)
01/24/2017	JPM	USD	1,249,745	GBP	1,000,000	3,361
01/31/2017	JPM	USD	31,760,124	JPY	3,303,469,488	(2,788,791)
01/31/2017	SSB	USD	5,144,651	JPY	535,594,940	(447,499)
02/02/2017	SSB	USD	38,852,865	EUR	35,247,408	(1,373,954)
02/14/2017	MSCI	USD	933,627	CHF	925,000	(19,253)
02/16/2017	JPM	USD	43,253,933	NZD	61,106,072	(85,541)
02/28/2017	JPM	USD	32,644,734	JPY	3,627,793,000	(792,225)

						$(39,718,029)

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
4,555	Euro STOXX 50 Futures	December 2016	$147,463,890	$3,088,440
4,575	FTSE 100 Index	December 2016	387,324,224	3,561,490
175	Hang Seng Index	December 2016	25,707,208	(47,433)
3,277	Mini MSCI Emerging Markets	December 2016	141,402,550	(9,933,601)
402	MSCI Singapore	December 2016	9,024,720	33,190
864	MSCI Taiwan Index	December 2016	29,785,461	137,751
11	S&P 500 E-Mini Index	December 2016	1,209,340	24,615
404	S&P TSX 60 Index	December 2016	53,313,818	1,950,833
206	Silver (b)	March 2017	16,976,460	(1,957,423)
1,169	Soybean (b)	January 2017	60,335,012	3,960,936
547	SPI 200	December 2016	55,037,142	1,564,726
3,902	U.S. Treasury Note 10 Yr. (CBT)	March 2017	485,859,969	(127,830)
476	UK Gilt Long Bond	March 2017	73,358,021	(30,456)

			$1,486,797,815	$2,225,238

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
4,744	Corn (b)	March 2017	$82,664,200	$511,417
1,224	Crude Oil (b)	January 2017	60,514,560	(4,810,444)
2,126	FTSE/JSE TOP 40	December 2016	66,272,237	3,203,312
153	Gold 100 OZ (b)	February 2017	17,960,670	640,812
210	Japanese Government Bond 10 Yr. (OSE)	December 2016	277,479,219	2,228,820
981	Nikkei 225	December 2016	160,371,705	(15,861,934)

			$665,262,591	$(14,088,017)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

The rates shown on variable rate notes are the interest rates at November 30, 2016, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.
(b)	All or a portion of this security or derivative is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO SGM Major Markets Fund.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(d)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

UBS - UBS Securities LLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - United States Dollar

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†		Description	Value ($)
		COMMON STOCKS — 68.7%

		Canada — 0.0%
	6,000,000	Jagercor Energy Corp * (a)	89,332

		Germany — 3.4%
	635,000	Brenntag AG	33,530,595

		Ireland — 0.5%
	60,000	Ryanair Holdings Plc Sponsored ADR *	4,790,400

		Netherlands — 3.3%
	970,000	InterXion Holding NV *	33,135,200

		Romania — 2.3%
	7,200,000	Societatea Energetica Electrica SA	22,932,231

		United States — 59.2%
	2,630,000	Ally Financial, Inc.	51,074,600
	580,000	Berkshire Hathaway, Inc. – Class B *	91,315,200
	1,310,000	Cimpress NV *	113,904,500
	670,000	CommerceHub, Inc. – Series A *	10,130,400
	1,410,000	CommerceHub, Inc. – Series C *	20,797,500
	100,000	Credit Acceptance Corp. *	19,184,000
	1,300,000	General Motors Co.	44,889,000
	213,696	HEICO Corp. – Class A	14,360,371
	1,597,544	Interactive Brokers Group, Inc. – Class A	58,661,816
	115,000	L Brands, Inc.	8,075,300
	975,000	Liberty Global Plc LiLAC – Class A *	21,040,500
	1,775,000	Liberty Global Plc LiLAC – Class C *	37,576,750
	30,000	National Beverage Corp.	1,514,700
	300,000	Quinpario Acquisition Corp. 2 *	2,979,000
	125,000	Roper Industries, Inc.	22,638,750
	1,220,000	Trupanion, Inc. *	20,313,000
	1,497,000	Wayfair, Inc. – Class A *	54,565,650

		Total United States	593,021,037

		TOTAL COMMON STOCKS (COST $659,467,203)	687,498,795

		INVESTMENT FUNDS — 0.9%

		Romania — 0.9%
	51,018,015	Fondul Proprietatea SA Fund *	9,439,983

		TOTAL INVESTMENT FUNDS (COST $9,739,639)	9,439,983

		DEBT OBLIGATIONS — 3.9%

		Corporate Debt — 3.9%
		Canada — 0.2%
CAD	2,650,000	Newalta Corp, Reg S, 5.88%, due 04/01/21	1,617,658

		Total Canada	1,617,658

Par Value†	Description	Value ($)
	Corporate Debt — continued
	Jamaica — 1.2%
1,220,000	Digicel Group Ltd, 144A, 8.25%, due 09/30/20	1,021,750
14,500,000	Digicel Group Ltd, 144A, 7.13%, due 04/01/22	10,820,625

	Total Jamaica	11,842,375

	United States — 2.5%
7,500,000	Pacific Drilling SA, 144A, 5.38%, due 06/01/20	2,287,500
7,500,000	Pacific Drilling V Ltd., 144A, 7.25%, due 12/01/17	3,225,000
7,500,000	Weatherford International LLC, 6.80%, due 06/15/37	5,925,000
8,000,000	Weatherford International Ltd., 6.50%, due 08/01/36	6,160,000
3,000,000	Weatherford International Ltd., 7.00%, due 03/15/38	2,392,500
2,000,000	Weatherford International Ltd., 6.75%, due 09/15/40	1,544,760
5,000,000	Weatherford International Ltd., 5.95%, due 04/15/42	3,712,500

	Total United States	25,247,260

	Total Corporate Debt	38,707,293

	TOTAL DEBT OBLIGATIONS (COST $37,750,721)	38,707,293

	SHORT-TERM INVESTMENTS — 26.8%

	Money Market Funds — 0.5%
5,266,124	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (b) (c)	5,266,124

	U.S. Government — 26.3%
3,200,000	U.S. Treasury Bill, 0.30%, due 01/05/17 (c) (d) (e)	3,199,043
500,000	U.S. Treasury Bill, 0.31%, due 01/12/17 (d) (e)	499,817
118,000,001	U.S. Treasury Bill, 0.46%, due 02/23/17 (d)	117,873,032
25,000,000	U.S. Treasury Bill, 0.39%, due 03/16/17 (d) (e)	24,963,825
27,000,000	U.S. Treasury Bill, 0.50%, due 03/23/17 (d)	26,958,177
35,000,000	U.S. Treasury Bill, 0.52%, due 04/06/17 (d)	34,937,280
35,000,000	U.S. Treasury Bill, 0.53%, due 04/13/17 (d)	34,932,520
20,000,000	U.S. Treasury Bill, 0.59%, due 05/18/17 (d)	19,945,940

	Total U.S. Government	263,309,634

	TOTAL SHORT-TERM INVESTMENTS (COST $268,583,899)	268,575,758

	TOTAL INVESTMENTS — 100.3% (Cost $975,541,462)	1,004,221,829
	Other Assets and Liabilities (net) — (0.3%)	(2,814,053)

	TOTAL NET ASSETS — 100.0%	$1,001,407,776

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

A summary of outstanding financial instruments at November 30, 2016 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/08/2016	GS	CAD	5,500,000	USD	4,283,255	$188,708
01/26/2017	MSCI	RON	143,600,000	USD	34,720,795	894,814
12/08/2016	BOA	USD	2,519,297	CAD	3,400,000	11,878
01/26/2017	BOA	USD	13,317,832	RON	55,000,000	(362,199)

						$733,201

Futures Contracts (c)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
25	Natural Gas	December 2019	$196,437	$(64,500)
25	Natural Gas	January 2020	193,937	(67,000)
25	Natural Gas	February 2020	189,875	(71,062)
25	Natural Gas	March 2020	169,250	(91,688)
25	Natural Gas	April 2020	168,938	(92,000)
25	Natural Gas	May 2020	170,938	(90,000)
25	Natural Gas	June 2020	173,250	(87,688)
25	Natural Gas	July 2020	175,063	(85,875)
25	Natural Gas	August 2020	175,438	(85,500)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
25	Natural Gas	September 2020	$177,500	$(83,438)
25	Natural Gas	October 2020	181,875	(79,063)
25	Natural Gas	November 2020	191,063	(69,875)
133	Uranium Futures	January 2017	590,187	(575,817)
133	Uranium Futures	February 2017	591,850	(574,154)
133	Uranium Futures	March 2017	593,512	(572,492)
133	Uranium Futures	April 2017	591,850	(574,154)
133	Uranium Futures	May 2017	591,850	(574,154)
133	Uranium Futures	June 2017	595,175	(570,829)

			$5,717,988	$(4,409,289)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Put	80	02/17/2017	Amazon.com, Inc., Strike 730.00	$595,720	$(255,840)
Put	80	02/17/2017	Amazon.com, Inc., Strike 745.00	567,800	(315,200)
Put	500	01/20/2017	Cimpress NV, Strike 95.00	500,819	(480,000)
Put	250	04/21/2017	Credit Acceptance Corp., Strike 165.00	461,655	(287,500)
Put	600	06/16/2017	National Beverage Corp., Strike 48.50	387,987	(444,000)
Put	1,000	05/19/2017	Wayfair, Inc., Strike 35.00	593,912	(500,000)
Put	2,400	01/20/2017	Yelp, Inc., Strike 26.00	1,102,659	(60,000)

				$4,210,552	$(2,342,540)

As of November 30, 2016, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2016 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Affiliated company.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2016.

(c)	All or a portion of this security is owned by GMO Special Opportunities SPC Ltd., which is a 100% owned subsidiary of GMO Special Opportunities Fund.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

CAD - Canadian Dollar

RON - Romanian Leu

USD - United States Dollar

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2016 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 91.9%

	Affiliated Issuers — 91.9%
3,261,945	GMO Debt Opportunities Fund, Class VI	84,158,173
3,307,962	GMO Emerging Country Debt Fund, Class IV	94,607,712
12,391,716	GMO Emerging Markets Fund, Class VI	341,763,531
30,711,485	GMO International Equity Fund, Class IV	606,858,947
9,682,489	GMO Quality Fund, Class VI	199,362,453
13,079,621	GMO U.S. Equity Allocation Fund, Class VI	203,911,287
11,764,691	GMO U.S. Treasury Fund	294,234,919

	TOTAL MUTUAL FUNDS (COST $1,926,031,374)	1,824,897,022

	DEBT OBLIGATIONS — 8.1%

	Asset-Backed Securities — 0.0%
491,108	Bayview Financial Revolving Asset Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.90%, due 05/28/39	246,581

	U.S. Government — 8.1%
25,803,846	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (a)	25,402,596
17,431,043	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	17,364,561
17,378,338	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	17,595,915
16,416,056	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (a)	15,931,979
14,426,011	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (a)	16,986,426
24,858,063	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	27,893,853
22,687,019	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	27,514,068
7,928,323	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	10,908,564

	Total U.S. Government	159,597,962

	TOTAL DEBT OBLIGATIONS (COST $159,073,721)	159,844,543

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
179,203	State Street Institutional Treasury Money Market Fund-Premier Class, 0.25% (b)	179,203

	TOTAL SHORT-TERM INVESTMENTS (COST $179,203)	179,203

	TOTAL INVESTMENTS — 100.0% (Cost $2,085,284,298)	1,984,920,768
	Other Assets and Liabilities (net) — 0.00%	664,939

	TOTAL NET ASSETS — 100.0%	$1,985,585,707

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2016.

As of November 30, 2016, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	240,948,311	14,753,823	(10,188,888)	4,564,935
Benchmark-Free Allocation Fund	14,357,601,684	149,006,654	(567,830,165)	(418,823,511)
Benchmark-Free Fund	4,270,397,184	130,937,819	(124,276,552)	6,661,267
Global Asset Allocation Fund	2,732,745,124	19,555,445	(260,719,025)	(241,163,580)
Global Developed Equity Allocation Fund	1,155,783,764	5,526,305	(140,201,185)	(134,674,880)
Global Equity Allocation Fund	2,390,024,292	12,496,003	(309,236,621)	(296,740,618)
Consolidated Implementation Fund	11,392,992,910	431,262,911	(577,023,957)	(145,761,046)
International Developed Equity Allocation Fund	868,506,958	—	(189,110,364)	(189,110,364)
International Equity Allocation Fund	1,226,861,003	—	(204,473,357)	(204,473,357)
Consolidated SGM Major Markets Fund	1,574,607,563	1,014,595	(208,389)	806,206
Consolidated Special Opportunities Fund	984,009,267	60,074,210	(39,954,379)	20,119,831
Strategic Opportunities Allocation Fund	2,099,825,540	10,705,961	(125,610,733)	(114,904,772)

Investments in affiliated companies and other Funds of the Trust

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the period ended November 30, 2016 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Alpha Only Fund
GMO U.S. Treasury Fund	$3,011,692	$118,954,437	$115,400,000	$54,055	$433	$6,568,696

Benchmark-Free Allocation Fund
GMO Debt Opportunities Fund, Class VI	$775,552,374	$55,412,020	$188,688,021	$4,084,590	$—	$678,528,652
GMO Emerging Country Debt Fund, Class IV	748,622,535	14,925,286	217,771,773	11,401,874	—	619,700,593
GMO Implementation Fund	13,227,455,053	131,695,229	3,388,906,164	—	—	10,901,594,250
GMO SGM Major Markets Fund, Class VI	814,182,754	408,580,934	184,455,036	7,358,547	251,182	1,031,988,923
GMO Special Opportunities Fund, Class VI	839,489,834	17,228,668	208,240,553	2,607,708	14,620,961	699,045,247

Totals	$16,405,302,550	$627,842,137	$4,188,061,547	$25,452,719	$14,872,143	$13,930,857,665

Benchmark-Free Fund
GMO Debt Opportunities Fund, Class VI	$246,974,456	$1,385,148	$—	$1,385,148	$—	$260,770,593
GMO Emerging Country Debt Fund, Class IV	242,720,374	4,450,808	35,340,000	4,450,808	—	238,140,226
GMO Emerging Markets Fund, Class VI	411,052,988	698,915	65,765,960	698,915	—	437,343,698
GMO SGM Major Markets Fund, Class VI	200,160,791	2,096,693	20,726,000	2,027,485	69,208	184,924,492
GMO Special Opportunities Fund, Class VI	272,146,747	6,497,960	22,866,000	983,523	5,514,437	272,342,179
GMO U.S. Treasury Fund	204,990,090	192,370,228	349,000,000	365,869	4,360	48,436,312

Totals	$1,578,045,446	$207,499,752	$493,697,960	$9,911,748	$5,588,005	$1,441,957,500

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$99,903,387	$1,164,892	$23,770,506	$1,164,892	$—	$73,367,522
GMO Asset Allocation Bond Fund, Class VI	666,921,092	4,859,076	170,534,816	—	—	498,241,865
GMO Debt Opportunities Fund, Class VI	155,335,123	698,265	43,764,932	698,265	—	118,888,303
GMO Emerging Country Debt Fund, Class IV	150,074,191	1,971,713	56,581,256	1,971,713	—	110,314,401
GMO Emerging Markets Fund, Class VI	433,780,941	517,108	195,820,638	517,108	—	324,363,135
GMO International Equity Fund, Class IV	760,145,595	3,639,317	248,289,531	2,788,939	—	574,221,507
GMO Quality Fund, Class VI	—	222,983,020	13,662,774	462,463	2,061,813	206,809,057
GMO Risk Premium Fund, Class VI	85,983,383	34,862	33,049,179	—	34,862	63,119,201
GMO SGM Major Markets Fund, Class VI	99,883,924	808,840	28,668,190	782,142	26,698	73,770,561
GMO U.S. Equity Allocation Fund, Class VI	544,247,275	7,694,505	394,861,182	4,131,376	3,563,129	209,677,495
GMO U.S. Treasury Fund	320,035,653	42,539,944	124,446,813	923,599	7,883	238,241,420

Totals	$3,316,310,564	$286,911,542	$1,333,449,817	$13,440,497	$5,694,385	$2,491,014,467

Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$146,525,557	$173,305	$78,293,513	$173,305	$—	$97,542,178
GMO International Equity Fund, Class IV	648,877,447	13,112,427	245,259,932	2,449,038	—	470,991,101
GMO Quality Fund, Class VI	—	260,372,633	36,274,664	529,177	2,359,248	221,778,241
GMO U.S. Equity Allocation Fund, Class VI	636,945,658	12,571,245	479,147,173	4,891,336	4,218,560	230,390,080

Totals	$1,432,348,662	$286,229,610	$838,975,282	$8,042,856	$6,577,808	$1,020,701,600

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$643,097,271	$5,482,355	$318,678,224	$958,247	$—	$466,039,737
GMO International Equity Fund, Class IV	1,159,489,783	41,693,542	433,287,489	5,482,688	—	860,919,184
GMO Quality Fund, Class VI	—	539,440,947	153,386,234	1,130,192	5,038,775	381,346,826
GMO U.S. Equity Allocation Fund, Class VI	1,075,713,572	20,379,727	813,292,007	10,440,334	9,004,325	383,983,516

Totals	$2,878,300,626	$606,996,571	$1,718,643,954	$18,011,461	$14,043,100	$2,092,289,263

International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$94,700,211	$2,137,559	$52,072,687	$150,753	$—	$66,732,062
GMO International Equity Fund, Class IV	847,974,621	60,135,015	368,075,596	4,065,529	—	612,303,060

Totals	$942,674,832	$62,272,574	$420,148,283	$4,216,282	$—	$679,035,122

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$369,371,327	$10,312,330	$134,726,621	$546,369	$—	$322,799,763
GMO International Equity Fund, Class IV	765,062,070	37,901,692	165,696,490	3,459,320	—	699,280,297

Totals	$1,134,433,397	$48,214,022	$300,423,111	$4,005,689	$—	$1,022,080,060

Consolidated SGM Major Markets Fund
GMO U.S. Treasury Fund	$939,856,415	$363,200,058	$220,000,000	$3,173,252	$26,758	$1,083,286,653

Strategic Opportunities Allocation Fund
GMO Debt Opportunities Fund, Class VI	$86,283,231	$465,210	$6,789,517	$465,210	$—	$84,158,173
GMO Emerging Country Debt Fund, Class IV	98,375,017	1,639,956	15,526,853	1,639,956	—	94,607,712
GMO Emerging Markets Fund, Class VI	361,131,996	531,892	94,660,303	531,892	—	341,763,531
GMO International Equity Fund, Class IV	558,786,340	21,486,934	16,374,600	2,721,681	—	606,858,947
GMO Quality Fund, Class VI	—	203,886,301	2,089,998	419,678	1,871,064	199,362,453
GMO U.S. Equity Allocation Fund, Class VI	402,543,560	7,286,741	247,536,051	3,912,437	3,374,304	203,911,287
GMO U.S. Treasury Fund	143,377,530	263,159,484	112,327,132	1,102,955	11,348	294,234,919

Totals	$1,650,497,674	$498,456,518	$495,304,454	$10,793,809	$5,256,716	$1,824,897,022

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2016 through November 30, 2016. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2017.

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the period ended November 30, 2016 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Value, end of period
Consolidated Special Opportunities
Jagercor Energy Corp	$155,211		$—	$—	$—	$89,332
Newalta Corp	—	*	4,671,298	10,356,076	—	—	#

Totals	$155,211		$4,671,298	$10,356,076	$—	$89,332

*	Security not an affiliate at the beginning of the period.
#	No longer an affiliate as of November 30, 2016.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Basis of presentation and principles of consolidation: Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund

Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund include the accounts of their wholly-owned subsidiaries Implementation SPC Ltd., Special Opportunities SPC Ltd. and Alternative Asset SPC Ltd. (each a “wholly-owned subsidiary”), respectively, and the accompanying schedules of investments have been consolidated for those accounts. The consolidated schedules of investments include all of the assets and liabilities of each wholly-owned subsidiary.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2016, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2016. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and are described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service, or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2016 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	36%	—
Benchmark-Free Allocation Fund	< 1%	34%	< 1%
Benchmark-Free Fund	< 1%	40%	< 1%
Global Asset Allocation Fund	< 1%	36%	< 1%
Global Developed Equity Allocation Fund	< 1%	55%	—
Global Equity Allocation Fund	< 1%	61%	—
Consolidated Implementation Fund	(1)%	43%	< 1%
International Developed Equity Allocation Fund	< 1%	94%	—
International Equity Allocation Fund	< 1%	93%	—
Consolidated SGM Major Markets Fund	—	(1)%	—
Consolidated Special Opportunities Fund	—	6%	—
Strategic Opportunities Allocation Fund	< 1%	46%	< 1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as disclosed in the Asset and Liability Valuation Inputs table below, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at November 30, 2016.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2016:

Description	Level 1	Level 2	Level 3		Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,794,895	$—		$2,794,895
Austria	—	118,607	—		118,607
Belgium	—	277,932	—		277,932
Brazil	—	1,206,517	—		1,206,517
Chile	—	361,484	—		361,484
China	161,107	9,982,663	—		10,143,770
Colombia	137,125	—	—		137,125
Czech Republic	—	51,976	—		51,976
Denmark	—	281,106	—		281,106
Egypt	—	47,156	—		47,156
Finland	—	566,068	—		566,068
France	—	5,337,892	—		5,337,892
Germany	—	3,686,047	—		3,686,047
Greece	—	135,467	—		135,467
Hong Kong	—	1,258,513	—		1,258,513
Hungary	—	107,824	—		107,824
India	569,632	2,337,291	—		2,906,923
Indonesia	—	931,534	—		931,534
Ireland	—	13,019	—		13,019
Israel	—	227,927	—		227,927
Italy	—	900,508	—		900,508
Japan	—	8,978,142	—		8,978,142
Malaysia	—	895,755	0	§	895,755
Mexico	1,367,290	—	—		1,367,290
Netherlands	—	1,237,692	—		1,237,692
New Zealand	—	63,657	—		63,657
Norway	—	354,679	—		354,679
Peru	144,038	—	—		144,038
Philippines	—	454,338	—		454,338
Poland	—	400,767	—		400,767
Portugal	—	41,411	—		41,411
Qatar	—	333,018	—		333,018
Russia	79,866	1,206,279	—		1,286,145
Singapore	—	460,694	—		460,694
South Africa	—	2,507,977	—		2,507,977
South Korea	—	5,501,601	—		5,501,601
Spain	—	1,482,095	8,738		1,490,833
Sweden	—	1,022,217	2,062		1,024,279
Switzerland	—	5,160,591	—		5,160,591
Taiwan	1,933,591	4,574,632	—		6,508,223
Thailand	—	874,439	—		874,439
Turkey	—	394,007	—		394,007
United Arab Emirates	—	318,483	—		318,483
United Kingdom	—	19,256,283	—		19,256,283
United States	133,386,567	—	—		133,386,567

TOTAL COMMON STOCKS	137,779,216	86,143,183	10,800		223,933,199

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$—	$2,095,634	$—	$2,095,634
Chile	—	39,546	—	39,546
Colombia	21,289	—	—	21,289
Germany	—	220,191	—	220,191
Russia	—	66,804	—	66,804
South Korea	—	218,332	—	218,332

TOTAL PREFERRED STOCKS	21,289	2,640,507	—	2,661,796

Rights/Warrants
Spain	437	—	—	437

TOTAL RIGHTS/WARRANTS	437	—	—	437

Mutual Funds
United States	6,568,696	—	—	6,568,696

TOTAL MUTUAL FUNDS	6,568,696	—	—	6,568,696

Short-Term Investments	12,349,118	—	—	12,349,118

Total Investments	156,718,756	88,783,690	10,800	245,513,246

Total	$156,718,756	$88,783,690	$10,800	$245,513,246

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(4,388,918)	$—	$—	$(4,388,918)

Total Futures Contracts	$(4,388,918)	$—	$—	$(4,388,918)

Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds	$13,930,857,665	$—	$—	$13,930,857,665
Short-Term Investments	7,920,508	—	—	7,920,508

Total Investments	13,938,778,173	—	—	13,938,778,173

Total	$13,938,778,173	$—	$—	$13,938,778,173

Benchmark-Free Fund
Asset Valuation Inputs
Common Stocks
Australia	—	77,417,556	—	77,417,556
Austria	—	6,412,961	—	6,412,961
Belgium	—	4,490,723	—	4,490,723
Brazil	173,998	12,027,781	—	12,201,779
Canada	64,432,910	—	—	64,432,910
China	8,615,197	103,519,214	—	112,134,411
Czech Republic	—	2,317,476	—	2,317,476
Denmark	—	3,115,967	—	3,115,967
Finland	—	12,763,967	—	12,763,967
France	2,568,874	87,192,058	—	89,760,932
Germany	—	108,273,243	—	108,273,243
Hong Kong	—	36,820,370	—	36,820,370
Hungary	—	1,544,361	—	1,544,361
India	10,392,643	15,613,721	—	26,006,364
Indonesia	—	91,148	—	91,148
Ireland	—	1,341,432	—	1,341,432
Israel	13,255,130	13,541,469	—	26,796,599
Italy	—	17,654,678	—	17,654,678
Japan	—	262,039,102	—	262,039,102
Mexico	12,447,740	—	8,719	12,456,459
Netherlands	7,653,457	46,593,472	—	54,246,929
New Zealand	—	4,683,844	—	4,683,844

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Norway	$—	$17,564,316	$—	$17,564,316
Poland	—	4,467,613	—	4,467,613
Portugal	—	1,423,080	—	1,423,080
Russia	—	21,888,996	—	21,888,996
Singapore	—	10,387,189	—	10,387,189
South Africa	—	43,240,672	—	43,240,672
South Korea	—	68,137,662	—	68,137,662
Spain	—	25,288,961	—	25,288,961
Sweden	—	13,994,460	—	13,994,460
Switzerland	—	53,589,764	—	53,589,764
Taiwan	18,316,384	51,241,664	—	69,558,048
Thailand	—	2,749,683	—	2,749,683
Turkey	—	16,165,565	—	16,165,565
United Kingdom	20,951,367	133,479,004	—	154,430,371
United States	243,558,283	—	—	243,558,283

TOTAL COMMON STOCKS	402,365,983	1,281,073,172	8,719	1,683,447,874

Mutual Funds
United States	1,441,957,500	—	—	1,441,957,500

TOTAL MUTUAL FUNDS	1,441,957,500	—	—	1,441,957,500

Preferred Stocks
Brazil	2,281,904	28,500,579	—	30,782,483
Chile	—	200,753	—	200,753
Germany	—	6,454,598	—	6,454,598
Russia	—	4,530,462	—	4,530,462
South Korea	—	8,102,824	—	8,102,824

TOTAL PREFERRED STOCKS	2,281,904	47,789,216	—	50,071,120

Rights/Warrants
South Africa	30	—	—	30

TOTAL RIGHTS/WARRANTS	30	—	—	30

Debt Obligations
United States	771,586,460	208,404,000	—	979,990,460

TOTAL DEBT OBLIGATIONS	771,586,460	208,404,000	—	979,990,460

Short-Term Investments	2,168,747	119,422,720	—	121,591,467

Total Investments	2,620,360,624	1,656,689,108	8,719	4,277,058,451

Total	$2,620,360,624	$1,656,689,108	$8,719	$4,277,058,451

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,491,014,467	$—	$—	$2,491,014,467
Debt Obligations
Asset-Backed Securities	—	184,532	—	184,532

TOTAL DEBT OBLIGATIONS	2,491,014,467	184,532	—	2,491,198,999

Short-Term Investments	382,545	—	—	382,545

Total Investments	2,491,397,012	184,532	—	2,491,581,544

Total	$2,491,397,012	$184,532	$—	$2,491,581,544

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,020,701,600	$—	$—	$1,020,701,600
Short-Term Investments	407,284	—	—	407,284

Total Investments	1,021,108,884	—	—	1,021,108,884

Total	$1,021,108,884	$—	$—	$1,021,108,884

Description	Level 1	Level 2	Level 3	Total
Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,092,289,263	$—	$—	$2,092,289,263
Short-Term Investments	994,411	—	—	994,411

Total Investments	2,093,283,674	—	—	2,093,283,674

Total	$2,093,283,674	$—	$—	$2,093,283,674

Consolidated Implementation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$205,654,106	$—	$205,654,106
Austria	—	18,429,612	—	18,429,612
Belgium	—	13,228,178	—	13,228,178
Brazil	1,323,679	87,102,164	—	88,425,843
Canada	178,382,102	—	—	178,382,102
Chile	—	1,856,466	—	1,856,466
China	18,710,730	620,384,507	—	639,095,237
Czech Republic	—	22,327,923	—	22,327,923
Denmark	—	27,398,645	—	27,398,645
Finland	—	29,708,552	—	29,708,552
France	7,973,518	269,488,098	—	277,461,616
Germany	—	306,645,411	—	306,645,411
Hong Kong	—	109,850,032	—	109,850,032
Hungary	—	24,574,747	—	24,574,747
India	54,633,243	90,785,019	—	145,418,262
Indonesia	—	2,224,232	—	2,224,232
Ireland	—	3,871,362	—	3,871,362
Israel	37,211,946	34,922,345	—	72,134,291
Italy	—	73,316,141	—	73,316,141
Japan	—	708,227,658	—	708,227,658
Malaysia	—	500,041	—	500,041
Mexico	46,142,487	—	383,722	46,526,209
Netherlands	60,238,790	124,166,108	—	184,404,898
New Zealand	—	10,861,571	—	10,861,571
Norway	1,649,520	54,033,424	—	55,682,944
Poland	—	42,097,380	—	42,097,380
Portugal	—	4,350,221	—	4,350,221
Russia	—	156,336,834	—	156,336,834
Singapore	30,627,720	30,385,140	—	61,012,860
South Africa	1,629,741	189,004,958	191	190,634,890
South Korea	—	383,588,999	—	383,588,999
Spain	30,559,942	65,423,528	—	95,983,470
Sweden	—	30,814,088	15,037,167	45,851,255
Switzerland	28,726,278	155,077,484	—	183,803,762
Taiwan	73,647,945	283,910,245	—	357,558,190
Thailand	—	19,331,358	—	19,331,358
Turkey	—	91,766,914	—	91,766,914
United Kingdom	59,574,911	346,722,829	—	406,297,740
United States	1,371,388,680	—	—	1,371,388,680

TOTAL COMMON STOCKS	2,002,421,232	4,638,366,320	15,421,080	6,656,208,632

Preferred Stocks
Brazil	2,237,263	164,285,708	—	166,522,971
Germany	—	21,141,817	—	21,141,817
South Korea	—	33,640,072	—	33,640,072

TOTAL PREFERRED STOCKS	2,237,263	219,067,597	—	221,304,860

Rights/Warrants
United States	—	—	683,940	683,940

TOTAL RIGHTS/WARRANTS	—	—	683,940	683,940

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Debt Obligations
Canada	$—	$43,754,559	$—	$43,754,559
Denmark	—	—	33,342,925	33,342,925
Puerto Rico	—	36,517,432	—	36,517,432
United Kingdom	—	34,084,748	—	34,084,748
United States	2,315,499,128	1,016,618,195	54,334,908	3,386,452,231

TOTAL DEBT OBLIGATIONS	2,315,499,128	1,130,974,934	87,677,833	3,534,151,895

Options Purchased	11,060,857	2,008,371	—	13,069,228
Short-Term Investments	72,654,844	749,188,141	—	821,842,985

Total Investments	$4,403,873,324	$6,739,605,363	$103,782,853	$11,247,261,540

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	15,868,365	—	15,868,365
Swap Contracts
Credit Risk	—	320,757	—	320,757
Interest Rate Risk	—	14,857,646	669,531	15,527,177

Total	$4,403,873,324	$6,770,652,131	$104,452,384	$11,278,977,839

Liability Valuation Inputs
Common Stocks
France	—	(16,177,364)	—	(16,177,364)
United Kingdom	(20,648,469)	—	—	(20,648,469)
United States	(180,162,442)	—	—	(180,162,442)

TOTAL COMMON STOCKS	(200,810,911)	(16,177,364)	—	(216,988,275)

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(8,457,566)	—	(8,457,566)
Written Options
Equity Risk	(5,670,372)	—	—	(5,670,372)
Swap Contracts
Credit Risk	—	(2,755,907)	—	(2,755,907)
Interest Rate Risk	—	(24,857,163)	(745,704)	(25,602,867)

Total	$(206,481,283)	$(52,248,000)	$(745,704)	$(259,474,987)

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$679,035,122	$—	$—	$679,035,122
Short-Term Investments	361,472	—	—	361,472

Total Investments	679,396,594	—	—	679,396,594

Total	$679,396,594	$—	$—	$679,396,594

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,022,080,060	$—	$—	$1,022,080,060
Short-Term Investments	307,586	—	—	307,586

Total Investments	1,022,387,646	—	—	1,022,387,646

Total	$1,022,387,646	$—	$—	$1,022,387,646

Consolidated SGM Major Markets Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$103,100,546	$—	$—	$103,100,546

TOTAL DEBT OBLIGATIONS	103,100,546	—	—	103,100,546

Mutual Funds	1,083,286,653	—	—	1,083,286,653
Short-Term Investments	394,789,636	—	—	394,789,636

Total Investments	1,581,176,835	—	—	1,581,176,835

Description	Level 1	Level 2	Level 3	Total
Consolidated SGM Major Markets Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$6,159,446	$—	$6,159,446
Futures Contracts
Equity Risk	1,975,448	11,588,909	—	13,564,357
Interest Rate Risk	2,228,820	—	—	2,228,820
Physical Commodity Risk	5,113,165	—	—	5,113,165

Total	$1,590,494,268	$17,748,355	$—	$1,608,242,623

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(45,877,475)	$—	$(45,877,475)
Futures Contracts
Equity Risk	(9,933,601)	(15,909,367)	—	(25,842,968)
Interest Rate Risk	(158,286)	—	—	(158,286)
Physical Commodity Risk	(6,767,867)	—	—	(6,767,867)

Total	$(16,859,754)	$(61,786,842)	$—	$(78,646,596)

Consolidated Special Opportunities Fund
Asset Valuation Inputs
Common Stocks
Canada	$—	$—	$89,332	$89,332
Germany	—	33,530,595	—	33,530,595
Ireland	4,790,400	—	—	4,790,400
Netherlands	33,135,200	—	—	33,135,200
Romania	—	22,932,231	—	22,932,231
United States	593,021,037	—	—	593,021,037

TOTAL COMMON STOCKS	630,946,637	56,462,826	89,332	687,498,795

Investment Funds
Romania	—	9,439,983	—	9,439,983

TOTAL INVESTMENT FUNDS	—	9,439,983	—	9,439,983

Debt Obligations
Canada	—	1,617,658	—	1,617,658
Jamaica	—	11,842,375	—	11,842,375
United States	—	25,247,260	—	25,247,260

TOTAL DEBT OBLIGATIONS	—	38,707,293	—	38,707,293

Short-Term Investments	268,575,758	—	—	268,575,758

Total Investments	899,522,395	104,610,102	89,332	1,004,221,829

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	1,095,400	—	1,095,400

Total	$899,522,395	$105,705,502	$89,332	$1,005,317,229

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(362,199)	$—	$(362,199)
Futures Contracts
Physical Commodity Contract Risk	(4,409,289)	—	—	(4,409,289)
Written Options
Equity Risk	(2,342,540)	—	—	(2,342,540)

Total	$(6,751,829)	$(362,199)	$—	$(7,114,028)

Description	Level 1	Level 2	Level 3	Total
Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,824,897,022	$—	$—	$1,824,897,022
Debt Obligations
Asset-Backed Securities	—	246,581	—	246,581
U.S. Government	33,527,894	126,070,068	—	159,597,962

TOTAL DEBT OBLIGATIONS	33,527,894	126,316,649	—	159,844,543

Short-Term Investments	179,203	—	—	179,203

Total Investments	1,858,604,119	126,316,649	—	1,984,920,768

Total	$1,858,604,119	$126,316,649	$—	$1,984,920,768

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.
§	Represents the interest in securities that were determined to have a value of zero at November 30, 2016.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2016, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†	Balances as of November 30, 2016	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2016
Alpha Only Fund
Common Stocks
China	$13,765	$—	$(12,564)	$—	$(3,663)	$2,462	$—		$—	$—	$—
Spain	—	9,575	—	—	—	(837)	—		—	8,738	—
Sweden	—	—	—	—	—	—	2,062	‡	—	2,062	—

Total	$13,765	$9,575	$(12,564)	$—	$(3,663)	$1,625	$2,062		$—	$10,800	$—

Benchmark-Free Fund
Common Stocks
Mexico	$—	$—	$—	$—	$—	$—	$8,719	‡	$—	$8,719	$—

Total	$—	$—	$—	$—	$—	$—	$8,719		$—	$8,719	$—

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$500	$—	$—	$1,681	$(55,127)	$52,946	$—		$—	$—	$—

Total	$500	$—	$—	$1,681	$(55,127)	$52,946	$—		$—	$—	$—

Consolidated Implementation Fund
Common Stocks
Mexico	$—	$—	$—	$—	$—	$—	$383,722	‡	$—	$383,722	$—
South Africa	170	—	—	—	—	21	—		—	191	21
Sweden	—	—	—	—	—	—	15,037,167	‡	—	15,037,167	—
United Kingdom	7,478,801	—	(7,996,799)	—	(2,189,612)	2,707,610	—		—	—	—
Rights/Warrants
United States	911,920	—	—	—	—	(227,980)	—		—	683,940	(227,980)
Debt Obligations
Asset-Backed Securities
United States	1,599	—	—	562	(171,213)	169,052	—		—	—	—
Bank Loans
Denmark	27,420,461	2,919,530	—	2,848,468	—	154,466	—		—	33,342,925	154,466
United States	52,371,322	—	(430,336)	127,015	8,872	2,258,035	—		—	54,334,908	2,258,035
Purchased Options
United States	32,065,424	—	(26,567,491)	—	(16,106,763)	10,608,830	—		—	—	—

Total Investments	$120,249,697	$2,919,530	$(34,994,626)	$2,976,045	$(18,458,716)	$15,670,034	$15,420,889		$—	$103,782,853	$2,184,542

Derivatives
Swap Contracts	$(8,456,355)	$—	$8,078,587	$—	$(8,078,587)	$18,876,849	$(10,496,667	)‡	$—	$(76,173)	$(745,704)

Total	$111,793,342	$2,919,530	$(26,916,039)	$2,976,045	$(26,537,303)	$34,546,883	$4,924,222		$—	$103,706,680	$1,438,838

ConsolidatedSpecial Opportunies Fund
Common Stocks
Canada	$—	$—	$—	$—	$—	$—	$89,332	‡	$—	$89,332	$—

Total	$—	$—	$—	$—	$—	$—	$89,332		$—	$89,332	$—

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of November 30, 2016 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	< 1%
Benchmark-Free Allocation Fund	1%
Benchmark-Free Fund	< 1%
Global Asset Allocation Fund	< 1%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
Consolidated Implementation Fund	< 1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Consolidated SGM Major Markets Fund	—
Consolidated Special Opportunities Fund	< 1%
Strategic Opportunities Allocation Fund	< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. Municipal obligations at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund
Commodities Risk		X	X	X			X			X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts Risk		X	X	X						X		X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities		X	X	X			X			X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X	X	X
Merger Arbitrage Risk		X	X	X			X				X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Small Company Risk	X	X	X	X	X	X	X	X	X		X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO funds, other investment companies or in a wholly-owned subsidiary (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”) regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the

Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Because a Fund bears the fees and expenses of an Underlying Fund in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio. Because some underlying GMO Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies and therefore may be subject to greater fund of funds risk. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund is reliant on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk of imperfect correlation between changes in the prices of the contracts and changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives which may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

GMO relies heavily on quantitative models in making investment decisions for GMO SGM Major Markets Fund. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that may include errors, omissions, bugs or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these aspects could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income Investments,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate, sovereign or quasi-sovereign bonds, bank loans to corporations, or a combination of bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees payable to service providers.

As described under “Market Risk — Fixed Income Investments,” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also may affect the rights of holders of those underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

To the extent a Fund invests in GMO Risk Premium Fund (“Risk Premium Fund”), the Fund is exposed to Risk Premium Fund’s market risk with respect to equities. Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when those markets rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects to be paid for them upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in a merger arbitrage transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market prices of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, as the losses in failed transactions often far exceed the gains in successful transactions. A merger arbitrage transaction can fail for many reasons, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical. When merger activity is low, GMO may be unable to identify enough opportunities to provide sufficient diversification.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage transaction may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund that sells securities short that GMO expects it to receive upon consummation of a transaction but it does not actually receive (and thus has an unintended “naked” short position) may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Alpha Only Fund
•	Implementation Fund
•	Special Opportunities Fund
•	SGM Major Markets Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. For information on possible special Australian tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information for more information.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in attempting to respond to adverse market, economic, political, or other conditions. The Funds (other than Benchmark-Free Allocation Fund, Benchmark-Free Fund, Implementation Fund and SGM Major Markets Fund) normally do not take temporary defensive positions. Benchmark-Free Allocation Fund, Benchmark-Free Fund, Implementation Fund and SGM Major Markets Fund may take temporary defensive positions if deemed prudent by GMO.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

At November 30, 2016, only Alpha Only Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund (or their wholly-owned subsidiary).

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund and Special Opportunities Fund

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that GMO expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. In addition, Special Opportunities Fund may use derivatives to gain investment exposure to commodities, including the use of exchange-traded futures and foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies (and in the case of Special Opportunities Fund, commodities) without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Special Opportunities Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Use of Derivatives by Benchmark-Free Fund and Implementation Fund

The Funds may use derivatives to gain long investment exposure to securities, commodities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives such as futures, related options, and swap contracts, in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e., the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by SGM Major Markets Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward non-U.S. exchange contracts as well as making other investments.

The Fund may use derivatives to gain long and/or short investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Fund may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

*             *             *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2016, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Benchmark- Free Fund	Consolidated Implementation Fund•	Consolidated Special Opportunities Fund‡	Consolidated SGM Major Markets Fund¤
Forward currency contracts
Adjust currency exchange rate risk					X
Adjust exposure to foreign currencies	X	X	X	X	X
Manage against anticipated currency exchange rate changes			X
Futures contracts
Adjust exposure to certain securities markets		X	X		X
Substitute for direct investment				X	X
Adjust interest rate exposure					X
Maintain the diversity and liquidity of the portfolio		X	X		X
Hedge some or all of the broad market exposure of the underlying funds and/or assets in which the Fund invests	X
Adjust interest rate exposure			X
Options (Purchased)
Substitute for direct equity investment			X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Adjust interest rate exposure			X
Options (Written)
Substitute for direct equity investment			X	X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Adjust interest rate exposure			X
Swap contracts
Adjust interest rate exposure			X
Adjust exposure to foreign currencies			X
Substitute for direct investment in securities		X	X
Achieve exposure to a reference entity’s credit			X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X	X

•	Certain derivatives are held by Implementation Fund’s wholly-owned subsidiary.
‡	Certain derivatives are held by Special Opportunities Fund’s wholly-owned subsidiary.
¤	Certain derivatives are held by SGM Major Markets Fund’s wholly-owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2016, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Implementation Fund
Outstanding, beginning of period	66,117,704	4,296	$3,619,425	2,530,576,425	7,337	$97,090,157
Options written	—	25,216	4,845,584	364,398,000	40,683	25,341,612
Options bought back	(33,056,704)	(15,716)	(4,465,703)	(2,894,979,000)	(2,092)	(111,555,943)
Options expired	(33,061,000)	(4,296)	(1,501,098)	4,575	(44,091)	(4,828,466)
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	9,500	$2,498,208	—	1,837	$6,047,360

Consolidated Special Opportunities Fund
Outstanding, beginning of period	—	430	$419,205	—	—	$—
Options written	—	5,620	5,643,174	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	(1,140)	(1,851,827)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	4,910	$4,210,552	—	—	$—

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants
The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2016:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Alpha Only Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$437	$—	$—	$437

Total	$—	$—	$437	$—	$—	$437

Liability Derivatives
Unrealized Depreciation on Futures Contracts	$—	$—	(4,388,918)	$—	$—	$(4,388,918)

Total	$—	$—	$(4,388,918)	$—	$—	$(4,388,918)

Benchmark-Free Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$30	$—	$—	$30

Total	$—	$—	$30	$—	$—	$30

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Consolidated Implementation Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$11,060,857	$2,008,371	$—	$13,069,228
Investments, at value (rights and/or warrants)	—	—	683,940	—	—	683,940
Unrealized Appreciation on Forward Currency Contracts	—	—	—	15,868,365	—	15,868,365
Unrealized Appreciation on Swap Contracts	320,757		—	—	15,527,177	15,847,934

Total	$320,757	$—	$11,744,797	$17,876,736	$15,527,177	$45,469,467

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(8,457,566)	$—	$(8,457,566)
Written Options, at value	—	—	(5,670,372)	—	—	(5,670,372)
Unrealized Depreciation on Swap Contracts	(2,755,907)	—	—	—	(25,602,867)	(28,358,774)

Total	$(2,755,907)	$—	$(5,670,372)	$(8,457,566)	$(25,602,867)	$(42,486,712)

Consolidated SGM Global Markets Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$6,159,446	$—	$6,159,446
Unrealized Appreciation on Futures Contracts	—	5,113,165	13,564,357	—	2,228,820	20,906,342

Total	$—	$5,113,165	$13,564,357	$6,159,446	$2,228,820	$27,065,788

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(45,877,475)	$—	$(45,877,475)
Unrealized Depreciation on Futures Contracts	—	(6,767,867)	(25,842,968)	—	(158,286)	(32,769,121)

Total	$—	$(6,767,867)	$(25,842,968)	$(45,877,475)	$(158,286)	$(78,646,596)

Consolidated Special Opportunities Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$1,095,400	$—	$1,095,400

Total	$—	$—	$—	$1,095,400	$—	$1,095,400

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(362,199)	$—	$(362,199)
Unrealized Depreciation on Futures Contracts	—	(4,409,289)	—	—	—	(4,409,289)
Written Options, at value	—	—	(2,342,540)	—	—	(2,342,540)

Total	$—	$(4,409,289)	$(2,342,540)	$(362,199)	$—	$(7,114,028)

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date: January 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Executive Officer

Date:	January 27, 2017

By (Signature and Title):	/s/ Carly Cushman
Carly Cushman, Principal Financial Officer

Date:	January 27, 2017